UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund
BNY Mellon Mid Cap Multi-Strategy Fund
BNY Mellon Small Cap Multi-Strategy Fund
BNY Mellon Focused Equity Opportunities Fund
BNY Mellon Small/Mid Cap Multi-Strategy Fund
BNY Mellon International Fund
BNY Mellon Emerging Markets Fund
BNY Mellon International Equity Income Fund
BNY Mellon Asset Allocation Fund

ANNUAL REPORT August 31, 2020

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2020

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DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through August 31, 2020, as provided by Peter D. Goslin, CFA, Chris Yao, CFA and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 21.31%, and Investor shares returned 20.99%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, posted a total return of 21.93% for the same period.2

Large-cap stocks generally rose over the reporting period, despite pockets of extreme volatility due in part to COVID-19. The fund modestly underperformed the Index due to security selection shortfalls within the real estate and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

The fund’s portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. The portfolio managers construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Central Bank Policy and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tensions between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Equity markets stalled throughout the summer and fall of 2019, due in part to investor concern over slowing economic growth. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs at the end of 2019.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced COVID-19 earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Despite some temporary setbacks, markets generally rallied through the end of the period. However, the recovery was company- and sector- specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In addition, growth-oriented companies were highly favored by investors, leaving many value-oriented and dividend-paying companies behind.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Impact Fund Performance

Positioning in the real estate and energy sectors hampered the fund’s gains over the reporting period. Several areas of the real estate sector came under pressure during the period, as investors became concerned about dwindling revenue streams as some tenants struggled to make lease and rental payments due to the economic environment. Energy companies saw a combination of demand shock stemming from decreased commuter traffic during the lockdown and oil price depreciation due to a conflict between Saudi Arabia and Russia. Top detracting companies for the period included United Airline Holdings, NVIDIA and Discover Financial Services. Decreased airline traffic due to the pandemic put many airlines into a tailspin, including United Airlines. Decreased exposure to chipmaker NVIDIA weighed on results during the period. The company has seen strong demand for its products so far in 2020, and the stock price has increased significantly. Like many financial companies, Discover Financial Services experienced difficulties during the period related to COVID-19 and its economic effects. We have since closed the position.

Conversely, contributors during the period included stocks from the health care, information technology and consumer staples sectors. In health care, drug company Biogen was among the leading contributors. The stock rose on speculation that the company may be involved in finding a COVID-19 vaccine. Software company Microsoft saw a steady increase for demand for its products during the period, partly due to the increase in people working from home. Electronic payment processor PayPal Holdings was also among the top contributing positions. Demand for electronic payments and fund transfers increased during the lockdown, helping to drive the company’s valuation higher.

From a factor perspective, investors rewarded growth during the period. Value performance lagged growth by over 15% during

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the rolling 12-month period. In addition to growth, investors rewarded momentum and quality, and penalized dividend yield.

A Disciplined Approach to Stock Picking

The portfolio continues to invest in a broad set of securities that we believe exhibit attractive valuation and proven fundamentals. The portfolio holds over 200 securities, continuing to offer investors broad diversification. It is risk controlled from a perspective of sector and market capitalization versus the benchmark. Overall, we believe in taking a systematic approach to evaluating stocks and building portfolios. It is our opinion that this approach allows us to create an investment process that can participate in rising equity markets, while helping to protect capital in times of stress in the marketplace.

As of the end of the period, the portfolio was overweight the consumer discretionary, information technology, communication services and consumer staples sectors. We were underweight industrials, materials and financials companies versus the Index.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 20.12% and Investor shares produced a total return of 19.76%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 21.93% for the same period.2

Large-cap stocks gained ground over the reporting period, amid supportive fiscal and monetary policy and improving economic momentum. The fund lagged the Index due to unfavorable allocation and to negative contributions from two of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies. The fund currently considers large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”), the fund’s investment adviser, or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on the fund’s after-tax returns.

The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, US Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, US Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy—all of which are more fully described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds as advised by the fund’s investment adviser or its affiliates, referred to as underlying funds.

BNYM Investment Adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, as well as the target allocations and ranges when the investment adviser deems it appropriate.

Stocks Begin to Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also surged, beating economists’ expectations, and unemployment dropped sharply. Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Fund Performance Hindered by Allocation and Underlying Strategies

The fund’s relative return was hampered primarily by the allocation to the value-oriented category. This allocation more than offset performance in other categories. Performance of underlying managers was mixed, with two managers underperforming. In the core category, the Large Cap Core Strategy lagged by more than 590 basis points, while in the large cap value category, the Dynamic Large Cap Value Strategy, lagged its benchmark by 110 basis points.

On a more positive note, the large allocation to the growth-oriented category contributed positively to fund performance, as did the returns of the underlying Large Cap Growth Strategy, which outperformed the benchmark by 376 basis points. In addition, the Income Stock Strategy outperformed its benchmark by 335 basis points, while the Focused Equity Strategy outperformed its benchmark by more than 170 basis points, and the Large Cap Tax-Sensitive Strategy outperformed by 42 basis points.

Monitoring the Recovery

We believe the worst of the economic data is behind us and that the global economy may rebound to pre-crisis levels in the middle of 2021. We continue to monitor whether the V-shaped recovery we anticipated turns into a square root-shaped recovery because of social distancing and rollback steps needed to contain the recent virus outbreaks. However, we believe progress on a vaccine and the resilience of the American consumer will ultimately prevail.

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Easy monetary policy, low rates, muted inflation and a conservative earnings estimate are favorable for stocks to move higher over the next 12-18 months. However, investors should be prepared for additional volatility and potential pullbacks as the market digests earnings recovery, the potential for additional stimulus, progress on the vaccine and the upcoming U.S. presidential election.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020 as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Income Stock Fund’s Class M shares produced a total return of -6.38%, Investor shares produced a total return of -6.77%, Class A shares produced a total return of -6.81%, Class C shares produced a total return of -7.44%, Class I shares produced a total return of -6.54% and Class Y shares produced a total return of -6.51%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of -9.73% for the same period.2
Stocks declined over the reporting period in response to concerns about the economic impact of the COVID-19 virus. The fund outperformed the Index due to favorable security selections, primarily in the financial and health care sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Stocks Begin to Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved. The employment trends also recovered from depressed levels as the economy began to reopen, beating economists’ expectations. As the unemployment rate dropped sharply, and markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Performance Aided by Stock Selections

The fund outperformed the Index, primarily due to stock selections in the financial and health care sectors. In the financials sector, shares of Morgan Stanley and Goldman Sachs Group performed well, despite a 13% drop in the sector as their diversified business protected them from the worst of the downturn. In the health care sector, the acquisition of Allergan by AbbVie, a biopharmaceutical company, was well-received by the market, boosting shares of AbbVie. The company also benefited from its more defensive nature. In addition, shares of Gilead Sciences also contributed positively to performance, as its COVID-19 treatment Remdesivir benefited sales.

On a less positive note, the performance of the fund relative to the Index was hampered primarily by stock selection in the industrial and communication services sectors. In the industrials sector, positions in Delta Airlines and Raytheon Technologies were both hurt by the impact of COVID-19 on the travel industry. In the communication services sector, shares of Omnicom Group, a global advertising firm, lagged as a result of a decline in global advertising spending. In addition, Vodafone Group, a British telecommunications company, also hindered fund performance, as its shares declined 10%.

Valuations on Income-Oriented Stocks Remain Attractive

The fund engaged in repositioning during the reporting period, moving to a larger overweight position in the health care and industrial sectors. This move was enabled by a shift to underweight positions in the communication services and energy sectors.

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We remain optimistic about the prospects for income-oriented stocks. An economic recovery in the U.S. may benefit these stocks, which have been hurt more than other segments of the equity universe by the market downturn. In addition, valuations on income-oriented stocks remain attractive versus growth-oriented stocks, and we believe the market downturn earlier in 2020 marked a new start for this segment of the market.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through June 1, 2021, for Class A, Class C, Class I and Class Y, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative, historical, five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative, trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least U.S. $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

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DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 14.24%, and Investor shares produced a total return of 13.93%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 8.73% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of -1.30% and 23.56%, respectively, for the same period.3,4

Mid-cap stocks gained ground over the reporting period, amid supportive monetary and fiscal policy, and improving economic momentum. The fund outperformed the Index due to outperformance in three of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of mid cap companies. The fund currently considers mid cap companies to be those companies with market capitalizations that are within the market capitalization range of companies comprising the Index. Furthermore, the fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. and sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The fund is designed to provide exposure to various mid cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including those in emerging market countries. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations and ranges. The investment strategies are Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Stocks Begin to Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March 2020, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also surged, beating economists’ expectations, and unemployment dropped sharply. Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Underlying Strategies Drove Fund Performance

The fund’s relative performance was supported by its allocation decisions, which favored the growth-oriented, underlying strategies over the value-oriented approaches, and by strong performance by three of the five underlying managers.

In the growth-oriented category, the Mid Cap Growth Strategy outperformed its benchmark, enabling the growth-oriented category to exceed the category benchmark by more than 1,300 basis points. In the value-oriented category, the Opportunistic Mid Cap Value Strategy outperformed the value benchmark by more than 380 basis points, while in the tax-sensitive category, manager performance exceeded the benchmark by more than 350 basis points. The allocation to the growth-oriented category also produced a positive contribution.

On a less positive note, the Geneva Mid Cap Growth Strategy produced a strong positive return, but relative to the growth index, it lagged by more than 260 basis points. In the value-oriented category, Boston Partners Mid Cap Value Strategy lagged its benchmark by 95 basis points. The overall allocation to the value-oriented category also resulted in a negative contribution to returns.

Monitoring the Recovery

We believe the worst of the economic data is behind us and that the global economy may rebound to pre-crisis levels in the middle of 2021. We continue to monitor whether the V-shaped recovery we anticipated turns into a square root-shaped recovery because of social distancing and rollback steps needed to contain the recent virus outbreaks. However, we believe progress on a vaccine and the resilience of the American consumer will ultimately prevail.

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Easy monetary policy, low rates, muted inflation and a conservative earnings estimate are favorable for stocks to move higher over the next 12-18 months. However, investors should be prepared for additional volatility and potential pullbacks as the market digests earnings recovery, the potential for additional stimulus, progress on the vaccine and the upcoming U.S. presidential election.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 16.42 % and Investor shares produced a total return of 16.20%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 6.02% for the same period.2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 17.28% and -6.14%, respectively, for the same period.3,4

Small-cap stocks gained ground over the reporting period, amid supportive fiscal and monetary policy, and improving economic momentum. The fund outperformed the Index due to a positive contribution from two of the fund’s three underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. that invest primarily in equity securities issued by small cap companies. The fund is designed to provide exposure to various small cap equity portfolio managers and investment strategies and styles. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations and ranges. The investment strategies are Opportunistic Small Cap strategy, Small Cap Value strategy and Small Cap Growth strategy, all as more particularly described in the fund’s prospectus.

Stocks Begin to Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March 2020, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also surged, beating economists’ expectations, and unemployment dropped sharply. Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Two Underlying Strategies Added to Fund Performance

The fund’s performance relative to the Index was helped by allocation decisions and by outperformance by underlying managers. Strong performance in the growth-oriented category, which outperformed its benchmark by more than 3,000 basis points, was the primary positive contributor. The manager’s large overweight to this category also contributed positively to the fund’s returns. The core category also contributed positively to the fund’s overall performance, as it outperformed its benchmark by more than 300 basis points, while the slight underweight to this category produced a neutral effect.

The primary detractor from the fund’s returns was the value-oriented category. In this category, the underlying Small Cap Value strategy lagged its benchmark by more than 100 basis points. The allocation to this category also contributed negatively to fund performance.

Monitoring the Recovery

We believe the worst of the economic data is behind us and that the global economy may rebound to pre-crisis levels in the middle of 2021. We continue to monitor whether the V-shaped recovery we anticipated turns into a square root-shaped recovery because of social distancing and rollback steps needed to contain the recent virus outbreaks. However, we believe progress on a vaccine and the resilience of the American consumer will ultimately prevail.

12

Easy monetary policy, low rates, muted inflation and a conservative earnings estimate are favorable for stocks to move higher over the next 12-18 months. However, investors should be prepared for additional volatility and potential pullbacks as the market digests earnings recovery, the potential for additional stimulus, progress on the vaccine and the upcoming U.S. presidential election.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000®Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000®Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Donald Sauber and Thomas Lee, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 23.11%, and Investor shares produced a total return of 22.77%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 21.93% for the same period.2

Large-cap stocks generally posted gains over the reporting period, despite pockets of extreme volatility caused by COVID-19. The fund outperformed the Index for the period, due in part to successful security selection within the information technology sector.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by BNY Mellon Investment Adviser, Inc. to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies (generally, those companies with market capitalizations of $5 billion or more at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The fund’s portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary.

Central Bank Policy and Pandemic Influence Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tensions between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Equity markets stalled throughout the summer and fall of 2019, due in part to investor concern over slowing economic growth. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds target rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs at the end of 2019.

Markets gave way to extreme risk aversion in early 2020 as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the pandemic earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Despite some temporary setbacks, markets generally rallied through the end of the reporting period. However, the recovery was company- and sector- specific as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

Stock Selection Benefited Fund Performance

Stock selection within the information technology sector was a main contributor to outperformance. Within the sector, a combination of sector-growth names and stocks that benefited from COVID-19 related trends were notable contributors. Semiconductor companies Advanced Micro Devices, Lam Research and NVIDIA generated strong performance on the back of high demand for their products. The communication services sector also benefited results, as social media company Facebook saw its stock price rise on increased demand for its product, and therefore advertising revenue, amid the lockdown. A paradigm shift was seen in the spring of 2020 away from traditional advertising outlets and onto online platforms, where people were spending larger portions of their time. In addition, an underweight to the struggling energy sector also contributed. Decreased demand for gasoline amid lower commuter traffic and a disagreement between Saudi Arabia and Russia worked to depress oil prices. Not owning companies such as Exxon Mobil bolstered relative results for the period. An underweight to the utilities sector was also helpful.

Conversely, stock selection in the consumer discretionary sector was a main drag on performance. MGM Resorts International was the main culprit. The pandemic created a difficult operating environment for the hotel and casino company. We have since exited the position. The health care sector also weighed on results. Medical equipment company Boston Scientific saw demand for their products fall as elective procedures were postponed due to the pandemic. CVS Health also struggled with their retail business during the reporting period. Financial company American International Group was also among the leading detractors from performance. The company was hurt by low interest rates and investor speculation about future pandemic-related losses.

Positioned for Economic Reopening

We believe economic growth will creep back into the picture as the economy reopens. We think the volatility seen in March 2020 caused a revaluation of many cyclical, value-based

14

companies. However, we expect these to recover as the economy reopens. As of the end of the period, we are still overweight secular growth names, particularly within the information technology sector, as this positioning is supported by our longer-term view that many names within this category are attractive at current valuations.

Given this outlook, we intend to maintain our long-term strategy of investing in high-quality, secular growth companies, as well as cyclical companies that can drive earnings growth regardless of the larger, macroeconomic environment.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 18.61%, and Investor shares produced a total return of 18.32%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 6.79% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 21.99% and -4.96%, respectively, for the same period.3,4

Small- and mid-cap stocks gained ground over the reporting period, amid supportive monetary and fiscal policy and improving economic momentum. The fund outperformed the primary Index due largely to positive contributions from all three of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small- and mid-cap companies. The fund currently considers small cap and mid cap companies to be those companies with market capitalizations that are within the market capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates its assets among multiple investment strategies employed by BNY Mellon Investment Adviser, Inc. that invest primarily in equity securities issued by small cap and mid cap companies. The fund is designed to provide exposure to various small cap and mid cap equity portfolio managers and investment strategies and styles. The fund invests principally in common stocks. The fund may invest up to 15% of its assets in the equity securities of foreign issuers, including up to 10% of its assets in the equity securities of issuers located in emerging market countries. BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations and ranges. The fund’s investment strategies are Opportunistic Small/Mid Cap strategy, the Small/Mid Cap Value strategy, and the Small/Mid Cap Growth strategy, all of which are more fully described in the fund’s prospectus.

Stocks Begin to Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March 2020, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also surged, beating economists’ expectations, and unemployment dropped sharply. Markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

All Three Underlying Strategies Contributed Positively to Fund Performance

The fund’s performance relative to the Index was helped by the returns of all three of the underlying strategies. The primary positive contributor to performance was the growth-oriented category, as the Small/Mid Cap Growth strategy outperformed its benchmark by more than 2,700 basis points. The fund’s overweight in this category also contributed positively to overall fund performance.

The fund’s results were also helped somewhat by results in the core category, as the Opportunistic Small/Mid Cap strategy outperformed its index by more than 60 basis points. The fund’s underweight to the core category had a neutral effect on the fund’s overall performance.

The primary detractor was the underperformance of the value-oriented category. Although the Small/Mid Cap Value strategy outperformed its benchmark by more than 450 basis points, the fund’s allocation to this category was slightly detrimental to performance.

Monitoring the Recovery

We believe the worst of the economic data is behind us and that the global economy may rebound to pre-crisis levels in the middle of 2021. We continue to monitor whether the V-shaped recovery we anticipated turns into a square root-shaped recovery because of social distancing and rollback steps needed to contain the recent virus outbreaks. However, we believe progress on a vaccine and the resilience of the American consumer will ultimately prevail.

16

Easy monetary policy, low rates, muted inflation and a conservative earnings estimate are favorable for stocks to move higher over the next 12-18 months. However, investors should be prepared for additional volatility and potential pullbacks as the market digests earnings recovery, the potential for additional stimulus, progress on the vaccine and the upcoming U.S. presidential election.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

17

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by James A. Lydotes, and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon International Fund’s Class M shares produced a total return of 6.47%, and Investor shares produced a total return of 6.28%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 6.13% for the same period.2

International equity markets largely posted gains despite concerns about the COVID-19 virus as the economy began to recover. The fund outperformed the Index due to strength in Australia and France.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund’s assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a sharp correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March, bringing the target rate down to 0-0.25% in an effort to mitigate some of the effects of a likely recession. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also rebounded from depressed levels, beating economists’ expectations. Unemployment dropped sharply, and markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Stock Selection Boosts Performance

From a sector perspective, stock selections in the materials and financials sectors contributed most positively to performance. In the materials sector, shares of Fortescue Metals Group, an Australian iron ore mining company, rose 137% as the company continued to execute on its restructuring program, which boosted margins and cash flows. The stock also benefited from higher iron ore prices and the company’s decision to reinstitute a dividend. A position in Evonik Industries, a German chemical maker, also contributed positively to performance. The company rose 16% in part due to lower costs stemming from depressed oil prices. In the financial sector, the fund’s position in Macquarie Group, an Australian investment bank, also was advantageous, as shares rose 17%. Shares for Legal & General Group, a UK insurer, also contributed positively to returns, rising 18%.

From a country perspective, holdings in Australia were the leading contributor, followed by those in France and Sweden. In France, the decision not to own Airbus, the European aircraft maker, was beneficial, as were shares of Teleperformance, a global call center, customer service and technical support company, which rose 43%. In Sweden, shares of smokeless tobacco company, Swedish Match, also contributed positively to performance, rising 66% on strong US sales trends in their ZYN product.

On the other hand, holdings in the health care and information technology sectors detracted from performance. In the health care sector, the fund’s decision to underweight the sector in Japan, was detrimental as the sector rose 33%. In the information technology sector, the fund did not own ASML Holding, a Dutch semiconductor equipment maker, and this hindered performance versus the Index as shares rose 70% on strong performance in 5G and cloud technology. In addition, the fund’s performance was hampered by a position in Nokia, a Finnish telecommunications equipment company, which was hurt by a delay in its 5G product set.

From a country perspective, holdings in Japan, the Netherlands, and Finland detracted most from performance. In Japan, a position in Shinogi & Co., a drugmaker, was hurt by a drop in prescription drug sales due to COVID-19. Also, in Japan, shares of Nippon Telegraph & Telephone, a telecommunications company, were hindered by the prospect of a new prime minister, who has publicly criticized telecommunications companies for high prices.

Continued Recovery Anticipated

The fund has repositioned holdings in certain sectors and countries. The fund has moved from an underweight position in the communications services to an overweight position, and from a neutral position in the industrials sector to an overweight position. These moves were made possible by moves to underweight positions in the consumer discretionary and

18

financials sectors. From a country perspective, the fund moved to an overweight position in Australia and a neutral position in Switzerland. The fund also increased its underweight in Japan and moved to neutral Belgium.

Despite gains during the reporting period, developed market equities remain attractively valued relative to U.S. markets. In addition, China’s economy has begun to rebound, which we believe may support markets generally as may the ongoing recovery of the U.S. economy. Further recovery of the global economy could especially benefit European stocks, which tend to be more cyclical and value oriented. In Japan, a change in the national government could be supportive as it is likely to result in little change from the previous administration. In addition, Japanese equities may continue to benefit from longstanding growth trends in automation and other technologies.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the US. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

19

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by Julianne D. McHugh and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 13.24%, and Investor shares produced a total return of 12.85%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 14.49% for the same period.2

Despite the impact of the coronavirus in the reporting period, stocks in emerging markets gained ground in response to the beginning of economic recovery. The fund underperformed the Index, mainly due to positions in India and South Africa, and in the health care and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size. Normally, the fund will invest in a broad range of (and in any case at least five different) emerging market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a bottom-up investment approach which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Stocks Rebound from Pandemic

The reporting period began with the market continuing to benefit from a shift in Federal Reserve (the “Fed”) policy, which had been prompted by concerns about economic growth and corporate earnings. Late in 2019, the Fed implemented three rate cuts, as trade tensions and other geopolitical concerns appeared to be weighing on economic growth. Other major central banks also enacted supportive policies. Stocks also benefited from the announcement of a “Phase One” trade deal between the U.S. and China, and from the approval of the new U.S.-Mexico-Canada Trade Agreement.

Early in 2020, developed markets experienced a correction amid growing concerns about the COVID-19 virus, erasing the gain that occurred late in 2019. As a result, the Fed reduced the federal funds rate twice in March 2020, bringing the target rate down to 0-0.25%. In addition, the Fed and other central banks initiated various programs to ease liquidity concerns in certain markets, and government authorities introduced programs to keep small businesses afloat. Steps were also taken to provide relief to employees who had lost their jobs as a result of government-mandated business shutdowns.

In the second half of the reporting period, the economy began to show signs of recovery. Retail sales rebounded, and the outlook for manufacturing also improved dramatically. Job creation also recovered faster than economists’ expectations. As the unemployment rate fell, the markets began to rebound as relief programs took effect, government shutdowns began to ease, and hope for a COVID-19 vaccine or effective therapy took hold.

Stock Selections and Sector Allocations Detracted from Performance

The fund underperformed the Index during the period, primarily hindered by stock selection in the health care and energy sectors. In the health care sector, the fund’s position in Shanghai Pharmaceuticals Holding, a Chinese drug company, detracted from performance as shares declined 2% even as the sector rose 54%. In addition, the fund’s performance versus the Index was hurt by the decision not to own any health care stocks in South Korea, a sector that rose 80%. In the energy sector, the fund was hindered by the lack of exposure in Reliance Industries, an Indian oil conglomerate, which jumped 62%. The fund’s performance was also hurt by an overweight position in Hindustan Petroleum, an Indian oil refiner, which declined 22%. In addition, positions in Russian oil companies Gazprom and Lukoil also contributed negatively to performance.

From a country perspective, the fund’s holdings in India and South Korea detracted most from performance. In India, the positions in the energy sector were most detrimental, as were overweight positions in the financials and industrial sectors. In South Korea, the decision to avoid the health care sector, as noted above, detracted from performance. In addition, the failure to own Naver Corporation, a social media and e-commerce company, also hindered the fund, as shares rose 124%. A position in POSCO, a South Korean steel company, also was disadvantageous as shares dropped 8%.

On a more positive note, the fund’s performance was assisted by positions in the information technology and materials sectors. In the information technology sector, shares of Taiwan Semiconductor Manufacturing, a Taiwan chipmaker, rose 81% on news that Intel would outsource some work to the company. In addition, shares also benefited from a decision by Tesla to use Taiwan Semiconductor Manufacturing chips in its autonomous vehicles. Shares of MediaTek, another Taiwanese chipmaker, also contributed positively to performance. In the materials sectors, shares of Sibanye Stillwater, a South African mining company, rose 120% on higher gold prices and success in integrating its recent acquisition.

From a country perspective, positions in Taiwan and South Africa were the biggest positive contributors. In Taiwan, in addition to the strong performance of chipmaking companies noted above, shares of Chailease Holding, an equipment leasing and financing company, rose 20%, helped by the company’s expanding business in mainland China. In South Africa, in addition to the fund’s position in Sibanye Stillwater, its underweight to the financial sector also was a positive contributor.

Valuations Still Attractive versus Developed Markets

The fund engaged in some repositioning during the reporting period, including moving to overweight positions in the communications services and consumer staples sectors. This was made possible by moving to underweight positions in the energy and health care sectors. The fund also shifted to an overweight

20

position in China and to a larger overweight in Taiwan. These moves were enabled by shifts to underweight positions in India and Brazil.

Despite gains during the reporting period, we believe that emerging markets equities remain attractively valued relative to developed markets. In addition, China’s economy has begun to rebound, which we believe will support emerging markets generally, as will the ongoing recovery of the U.S. economy. Global monetary policy also remains supportive and could boost commodity prices, which we believe would benefit emerging market economies that are dependent on commodities exports.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging market countries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

21

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Peter D. Goslin, CFA, Tao Wang and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of -3.94%, and Investor shares produced a total return of -4.15%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 8.31% for the same period.2

International equity markets generally rose over the reporting period, despite pockets of extreme volatility due in part to COVID-19. The fund underperformed the Index for the period, due to security selection shortfalls in the consumer discretionary and energy sectors and a tilt towards value and high dividend-paying stocks, which were out of favor during the period.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging market countries. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund may invest in the stocks of companies of any market capitalization.

The fund’s portfolio managers select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of stock characteristics to identify and rank stocks according to earnings quality. Based on this analysis, the portfolio managers generally select from the higher ranked dividend-paying securities those stocks that they believe will continue to pay above-average dividends. The portfolio managers will seek to overweight higher dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Central Bank Policy and Disease Pandemic Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. The continuing trade tension between the U.S. and China remained a key influencer of investor sentiment and equity market valuations for much of the period. Equity markets stalled throughout the summer and fall of 2019, due in part to investor concern over slowing economic growth. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs at the end of 2019.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced COVID-19 earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Despite some temporary setbacks, markets generally rallied through the end of the period. However, the recovery was company and sector- specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In addition, growth-oriented companies were highly favored by investors, leaving many value-oriented and dividend-paying companies behind.

Security Selections Impact Fund Performance

Positioning in the consumer discretionary and energy sectors hampered the fund’s gains over the reporting period, as did stocks from Hong Kong and the United Kingdom. Imperial Brands, a United Kingdom-based consumer discretionary company, was among the leading overall detractors for the period, as was South African financials company Westpac Banking. German communication services company RTL Group also weighed on results. From a factor perspective, over the trailing 12 months, value and dividend-paying stocks were penalized. This was a significant source of relative underperformance for the portfolio. The portfolio often maintains a tilt towards dividend-paying stocks, and this will often lead to an overweight to value-oriented securities. In an environment where dividend-paying stocks and value stocks are being penalized, this will be a headwind for the portfolio.

Conversely, the fund generated positive results in other areas. In the consumer discretionary sector, Australia-based Wesfarmers was among the top individual performers for the period. Kumba Iron Ore, a South Africa-based materials company, was also among the leading contributors for the reporting period, as was Japan-based industrials company ITOCHU. Overall, utilities were the top contributing sector to relative results, as were security selections from Taiwan and Brazil.

A Disciplined Approach to Stock Picking

We continue to position the portfolio with a tilt towards value stocks as a way to capture dividend opportunities. Value and high dividend-paying stocks were penalized during the period. We will continue to strive to screen out low-quality and illiquid stocks in order to build a high dividend- yield, risk-controlled portfolio.

22

As a result of our stock selection process, we ended the period modestly overweight financials, communication services and real estate. The portfolio was underweight consumer discretionary, information technology and utilities. We continue to own a broad set of securities that we believe display an attractive dividend yield. The portfolio is risk-controlled from a perspective of sector, market capitalization and country exposure relative to the benchmark. We believe the portfolio is well positioned to benefit from the current market environment in the coming year.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging-market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

23

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 12.78%, and Investor shares produced a total return of 12.51%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 11.20% for the same period.2

Many stocks and bonds produced positive returns during the period, despite pockets of extreme volatility brought on by the spread of COVID-19. The portfolio outperformed the Index, driven by an overweight to U.S. equities versus non-U.S. equities.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the BNY Mellon Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Markets Equities, Investment-Grade Bonds, High-Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) allocates the fund’s investments among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by BNYM Investment Adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance and other factors, including the correlation and covariance among the underlying funds.

Central Bank Policy and Disease Influence Markets

Equity markets stalled throughout the summer and fall of 2019, due in part to investor concern over slowing economic growth. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs at the end of 2019.

Markets gave way to extreme risk aversion in early 2020 as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity prices continued to rise throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price falling precipitously in March 2020. Central bank responses to the crisis ramped up dramatically as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. Such action latterly provided some comfort, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery. Investors began to anticipate a move towards economic normalization as lockdown measures eased. Despite some temporary setbacks, markets generally rallied through the end of the period. However, the recovery was company and sector specific as several industries that remained affected by COVID-19-prevention procedures did not fully participate.

Bonds generally produced positive total returns, but underperformed stocks during the period. After the Fed cut the overnight federal funds lending rate in September and October 2019, rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time. However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period.

Asset Allocation Benefits Performance

The portfolio’s asset allocation strategy contributed to relative returns during the 12 months. A relative overweight to U.S. equities was a main driver of outperformance. U.S. equities outperformed non-U.S. equities during the period. Stock returns generally outperformed bond returns. The portfolio’s tilt towards U.S. equities, and an overweight to equities versus bonds, both helped the portfolio to outperform its benchmark. Several fund managers also outperformed their respective benchmarks during the period, further bolstering relative results.

Conversely, some funds constrained portfolio performance. Funds that emphasized value trailed during the period, weighing on results. Growth outperformed value by a significant margin during the 12 months. The BNY Mellon Income Stock Fund hurt results due to its value tilt. While it outperformed its individual index, it had a negative absolute return due to its value orientation. Small cap stocks underperformed their mid- and large-cap counterparts during the year, trailing the broader equity market. The manager also underperformed the fund’s individual

24

benchmark. The BNY Mellon Floating Rate Income Fund also constrained overall portfolio results. While the manager beat the fund’s individual benchmark, the asset class was mostly flat for the period, underperforming the broader market.

Positioned for the Current Market Environment

We believe the portfolio is well positioned for the recovery ahead. While near-term volatility is expected, we expect the fund’s diversification to help buffer shareholders from the volatility. In addition, we will attempt to continue to take advantage of market volatility to add quality investments to the portfolio at reduced valuations. For the intermediate and long-term time horizons, we continue to think the portfolio is well positioned to attempt to capture gains wherever they occur in the market.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk, mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

25

FUND PERFORMANCE (Unaudited)

BNY Mellon Large Cap Stock Fund (Class M shares)
BNY Mellon Large Cap Stock Fund (Investor shares)
S&P 500® Index†
42,000
35,600
29,200
22,800
16,400
10,000
Dollars
$40,992
$33,454
$32,658
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	21.31%	11.96%	12.84%
Investor shares	20.99%	11.68%	12.56%
S&P 500® Index	21.93%	14.45%	15.15%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares and Investor shares of BNY Mellon Large Cap Stock Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

26

42,000
35,500
29,000
22,500
16,000
9,500
Dollars
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Class M shares)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (Investor shares)
S&P 500® Index†
$40,992
$36,151
$35,466
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	20.12%	13.79%	13.71%
Investor shares	19.76%	13.50%	13.50%
S&P 500® Index	21.93%	14.45%	15.15%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

27

FUND PERFORMANCE (Unaudited) (continued)

(a) BNY Mellon Income Stock Fund (Class M shares)
(b) BNY Mellon Income Stock Fund (Investor shares)
(c) BNY Mellon Income Stock Fund (Class A shares)††
(d) BNY Mellon Income Stock Fund (Class C shares)††
(e) BNY Mellon Income Stock Fund (Class I shares)††
(f) Dow Jones U.S. Select Dividend™ Index†
38,400
32,600
26,800
21,000
15,200
9,400
Dollars
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31
$28,239 (a)
$28,206 (e)
$28,166 (f)
$27,473 (b)
$26,981 (d)
$26,318 (c)

Comparison of change in value of a $10,000 investment in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund with a hypothetical investment of $10,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class A shares, Class C shares and Class I shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares and Class I shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares and Class I shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares, Investor shares, Class A shares, Class C shares and Class I shares of BNY Mellon Income Stock Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

28

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Income Stock Fund with a hypothetical investment of $1,000,000 in the Dow Jones U.S. Select DividendTM Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares for the period prior to 5/31/16 (the inception date for Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class Y shares thereafter.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Income Stock Fund on 8/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on Class Y shares. The Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US$1 billion, and three-month average daily trading volume of 200,000 shares. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

29

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class M shares	1/1/85	-6.38%	6.67%	10.94%
Investor shares	7/11/01	-6.77%	6.40%	10.64%
Class A shares
with maximum sales charge (5.75%)	5/31/16	-12.15%	5.17%††	10.16%††
without sales charge	5/31/16	-6.81%	6.42%††	10.81%††
Class C shares
with applicable redemption charge†	5/31/16	-8.28%	5.71%††	10.44%††
without redemption	5/31/16	-7.44%	5.71%††	10.44%††
Class I shares	5/31/16	-6.54%	6.65%††	10.93%††
Class Y shares	5/31/16	-6.51%	6.64%††	10.92%††
Dow Jones U.S. Select Dividend TM Index		-9.73%	6.91%	10.91%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class A shares, Class C shares, Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class M shares for the period prior to 5/31/16 (the inception date for Class A shares, Class C shares, Class I shares and Class Y shares) adjusted to reflect each share class’ applicable sales charges, and the performance for the fund’s Class A shares, Class C shares, Class I shares and Class Y shares thereafter.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

30

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 made in the Russell Midcap® Index, Russell Midcap® Value Index and Russell Midcap® Growth Index

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	14.24%	10.51%	12.62%
Investor shares	13.93%	10.25%	12.34%
Russell Midcap® Index	8.73%	9.76%	13.11%
Russell Midcap® Value Index	-1.30%	6.14%	10.94%
Russell Midcap® Growth Index	23.56%	14.94%	16.03%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Mid Cap Multi-Strategy Fund on 8/31/10 to a hypothetical investment of $10,000 made in each of the (1) the Russell Midcap® Index, (2) the Russell Midcap® Value Index and (3) the Russell Midcap® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of mid cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

31

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in each of the Russell 2000® Index, Russell 2000® Value Index and Russell 2000® Growth Index

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	16.42%	10.11%	12.51%
Investor shares	16.20%	9.84%	12.23%
Russell 2000® Index	6.02%	7.65%	11.53%
Russell 2000® Value Index	-6.14%	4.37%	8.71%
Russell 2000® Growth Index	17.28%	10.45%	14.08%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon Small Cap Multi-Strategy Fund on 8/31/10 to a hypothetical investment of $10,000 made in each of the (1) the Russell 2000® Index, (2) the Russell 2000® Value Index and (3) the Russell 2000® Growth Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 20, 2012. Prior to that date, the fund generally had a single primary portfolio manager and investment strategy – selecting stocks of small cap domestic companies through a disciplined investment process that combined computer modeling techniques, fundamental analysis and risk management. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to August 20, 2012 reflects the fund’s investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

32

BNY Mellon Focused Equity Opportunities Fund (Class M shares)
BNY Mellon Focused Equity Opportunities Fund (Investor shares)
S&P 500® Index†
$40,992
$40,211
$39,244
42,000
34,000
26,000
18,000
10,000
Dollars
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	23.11%	15.83%	14.93%
Investor shares	22.77%	15.55%	14.65%
S&P 500® Index	21.93%	14.45%	15.15%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Focused Equity Opportunities Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

33

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund with a hypothetical investment of $10,000 in the Russell 2500™ Index, Russell 2500™ Value Index and Russell 2500™ Growth Index

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	18.61%	11.02%	11.45%
Investor shares	18.32%	10.73%	11.16%
Russell 2500™ Index	6.79%	8.54%	12.31%
Russell 2500™ Value Index	-4.96%	4.72%	9.46%
Russell 2500™ Growth Index	21.99%	13.09%	15.58%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Small/Mid Cap Multi-Strategy Fund on 8/31/10 to a hypothetical investment of $10,000 made in each of the Russell 2500™ Index, the Russell 2500™ Value Index and the Russell 2500™ Growth Index on that date. All dividends and capital gain distributions are reinvested.

On April 28, 2014, the fund’s investment strategy changed. From August 20, 2012 through April 27, 2014, the investment adviser selected securities for the fund using a disciplined investment process that combined quantitative modeling techniques, fundamental analysis and risk management. Prior to August 20, 2012, the investment adviser selected securities for the fund using proprietary computer models, along with fundamental analysis to identify and rank stocks within industries or sectors, based on several characteristics, including value, growth and financial profile. Different investment strategies may lead to different performance results. The fund’s performance for the period August 20, 2012 through April 27, 2014 and for the periods prior to August 20, 2012 reflects the fund’s investment strategy in effect during those periods.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

34

BNY Mellon International Fund (Class M shares)
BNY Mellon International Fund (Investor shares)
MSCI EAFE Index†
20,000
17,500
15,000
12,500
10,000
Dollars
$17,705
$16,939
$16,517
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	6.47%	4.03%	5.41%
Investor shares	6.28%	3.78%	5.15%
MSCI EAFE Index	6.13%	4.72%	5.88%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any Index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

35

FUND PERFORMANCE (Unaudited) (continued)

16,000
14,125
12,250
10,375
8,500
Dollars
BNY Mellon Emerging Markets Fund (Class M shares)
BNY Mellon Emerging Markets Fund (Investor shares)
MSCI Emerging Markets Index†
$14,462
$12,916
$12,587
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Emerging Markets Fund with a hypothetical investment of $10,000 in the MSCI Emerging Markets Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	13.24%	8.27%	2.59%
Investor shares	12.85%	7.99%	2.33%
MSCI Emerging Markets Index	14.49%	8.66%	3.76%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Emerging Markets Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on August 6, 2015. Prior to that date, the fund allocated its assets between a core investment style and a value investment style at the discretion of the investment adviser. Different investment strategies may lead to different performance results. The fund’s performance shown in the line chart and table reflects the fund’s investment strategy in effect during those periods. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

36

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon International Equity Income Fund with a hypothetical investment of $10,000 in the MSCI ACWI ex USA Index (the “Index”)

Average Annual Total Returns as of 8/31/20
	Inception Date	1 Year	5 Year	From Inception
Class M shares	12/15/11	-3.94%	2.58%	2.62%
Investor shares	12/15/11	-4.15%	2.25%	2.30%
MSCI ACWI ex-USA Index	11/30/11	8.31%	5.75%	5.69%††

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class M shares and Investor shares of BNY Mellon International Equity Income Fund on 12/15/11 (inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index captures large- and mid-cap representation across Developed Market (DM) countries (excluding the U.S.) and Emerging Market (EM) countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

†† For comparative purposes, the value of the Index on 11/30/11 is used as the beginning value on 12/15/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

37

FUND PERFORMANCE (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (Class M shares)
BNY Mellon Asset Allocation Fund (Investor shares)
Morningstar Moderate Target Risk Index†
$21,919
$21,246
$20,741
22,000
19,000
16,000
13,000
10,000
Dollars
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Asset Allocation Fund with a hypothetical investment of $10,000 in the Morningstar Moderate Target Risk Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	12.78%	8.08%	7.83%
Investor shares	12.51%	7.83%	7.57%
Morningstar Moderate Target Risk Index	11.20%	8.10%	8.16%

† Source: Morningstar Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Asset Allocation Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund changed its investment strategy on September 15, 2011. Prior to that date, the fund invested in individual securities and BNY Mellon funds only and its target allocation was 60% of its assets invested in equity securities (directly and through underlying funds) and 40% of its assets invested in bonds and money market instruments (directly), with a range of 15% above or below such target amount. Different investment strategies may lead to different performance results. The fund’s performance for periods prior to September 15, 2011 reflects the investment strategy in effect prior to that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Unlike a mutual fund, the index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

38

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.92	$6.30	–	–	–	–
Ending value (after expenses)	$1,200.50	$1,198.90	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.58	$4.95	–	–	–	–
Ending value (after expenses)	$1,191.50	1,189.20	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.08	$5.32	$5.71	$9.43	$4.38	$4.18
Ending value (after expenses)	$979.90	$977.50	$976.90	$974.30	$979.60	$979.70
Annualized expense ratio (%)	.82	1.07	1.15	1.90	.88	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.85	$6.19	–	–	–	–
Ending value (after expenses)	$1,142.20	$1,140.60	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.66	$7.01	–	–	–	–
Ending value (after expenses)	$1,163.60	$1,162.40	–	–	–	–
Annualized expense ratio (%)	1.04	1.29	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.87	$6.26	–	–	–	–
Ending value (after expenses)	$1,226.30	$1,224.50	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

39

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
Assume actual returns for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.25	$6.61
Ending value (after expenses)	$1,175.50	$1,174.10
Annualized expense ratio (%)	.96	1.21
BNY Mellon International Fund
Expenses paid per $1,000†	$5.43	$6.72
Ending value (after expenses)	$1,057.10	$1,056.50
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.35	$8.65
Ending value (after expenses)	$1,087.20	$1,085.80
Annualized expense ratio (%)	1.40	1.65
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.21	$7.45
Ending value (after expenses)	$976.30	$975.50
Annualized expense ratio (%)	1.25	1.50
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.65	$2.98
Ending value (after expenses)	$1,118.50	$1,117.50
Annualized expense ratio (%)	.31	.56

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.52	$5.79	–	–	–	–
Ending value (after expenses)	$1,020.66	$1,019.41	–	–	–	–
Annualized expense ratio (%)	.89	1.14	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.30	$4.57	–	–	–	–
Ending value (after expenses)	$1,021.87	$1.020.61	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.17	$5.43	$5.84	$9.63	$4.47	$4.27
Ending value (after expenses)	$1,021.01	$1,019.76	$1,019.36	$1,015.58	$1,020.71	$1,020.91
Annualized expense ratio (%)	.82	1.07	1.15	1.90	.88	.84
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.57	$5.84	–	–	–	–
Ending value (after expenses)	$1,020.61	$1,019.36	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.28	$6.55	–	–	–	–
Ending value (after expenses)	$1,019.91	$1,018.65	–	–	–	–
Annualized expense ratio (%)	1.04	1.29	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.42	$5.69	–	–	–	–
Ending value (after expenses)	$1,020.76	$1,019.51	–	–	–	–
Annualized expense ratio (%)	.87	1.12	–	–	–	–

41

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.88	$6.14
Ending value (after expenses)	$1,020.31	$1,019.05
Annualized expense ratio (%)	.96	1.21
BNY Mellon International Fund
Expenses paid per $1,000†	$5.33	$6.60
Ending value (after expenses)	$1,019.86	$1,018.60
Annualized expense ratio (%)	1.05	1.30
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.10	$8.36
Ending value (after expenses)	$1,018.10	$1,016.84
Annualized expense ratio (%)	1.40	1.65
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$6.34	$7.61
Ending value (after expenses)	$1,018.85	$1,017.60
Annualized expense ratio (%)	1.25	1.50
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.58	$2.85
Ending value (after expenses)	$1,023.58	$1,022.32
Annualized expense ratio (%)	.31	.56

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

42

STATEMENT OF INVESTMENTS
August 31, 2020

BNY Mellon Large Cap Stock Fund
Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - .3%
Harley-Davidson	6,021		166,842
Tesla	465	[a]	231,719
		398,561
Banks - 2.8%
Bank of America	60,356		1,553,563
Citigroup	1,085		55,465
Comerica	4,423		174,841
JPMorgan Chase & Co.	11,938		1,196,068
KeyCorp	14,687		180,944
MGIC Investment	28,669		262,895
Regions Financial	47,140		544,938
The PNC Financial Services Group	1,062		118,094
Wells Fargo & Co.	5,674		137,027
		4,223,835
Capital Goods - 4.5%
3M	3,091		503,895
AMETEK	1,950		196,365
Carlisle	4,172		546,323
Crane	574		32,454
Dover	3,436		377,410
Eaton	1,599		163,258
Emerson Electric	11,012		765,004
General Electric	26,506		168,048
Hubbell	1,669		241,872
Illinois Tool Works	3,960		782,298
Lockheed Martin	3,762		1,468,158
Northrop Grumman	751		257,300
Parker-Hannifin	2,800		576,828
Pentair	3,745		169,049
The Timken Company	9,052		490,528
W.W. Grainger	286		104,513
		6,843,303
Commercial & Professional Services - .1%
Cintas	372		123,965
Consumer Durables & Apparel - 2.1%
Carter's	981		78,107
D.R. Horton	3,713		264,997
Garmin	4,074		422,107
NIKE, Cl. B	9,216		1,031,178
NVR	91	[a]	379,319
PVH	2,258		125,906
Tempur Sealy International	8,034	[a]	687,228
Whirlpool	1,509	[b]	268,180
		3,257,022
Consumer Services - .8%
Darden Restaurants	3,185		276,044
Domino's Pizza	659		269,505
Hilton Grand Vacations	837	[a]	18,339
Hilton Worldwide Holdings	380		34,337
McDonald's	3,158		674,296
Starbucks	229		19,344
		1,291,865
Diversified Financials - 4.0%
Ameriprise Financial	3,031		475,261
Berkshire Hathaway, Cl. B	4,274	[a]	931,903

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Diversified Financials - 4.0% (continued)
Capital One Financial	4,730		326,512
Moody's	1,764		519,745
Morgan Stanley	11,572		604,753
OneMain Holdings	9,298		270,386
S&P Global	4,578		1,677,471
State Street	4,892		333,096
Synchrony Financial	16,638		412,789
T. Rowe Price Group	2,424		337,445
The Charles Schwab	6,239		221,672
		6,111,033
Energy - 2.7%
Cabot Oil & Gas	5,015		95,135
Chevron	12,204		1,024,282
ConocoPhillips	9,502		360,031
Devon Energy	22,492		244,488
Helmerich & Payne	94		1,549
Kinder Morgan	42,292		584,475
Marathon Oil	85,985		454,001
Murphy Oil	9,504	[b]	130,585
Patterson-UTI Energy	27,678		106,560
Phillips 66	1,319		77,122
Pioneer Natural Resources	2,222		230,932
Schlumberger	18,258		347,085
TechnipFMC	32,162		247,647
Valero Energy	3,254		171,128
WPX Energy	5,008	[a]	27,845
		4,102,865
Food & Staples Retailing - 1.5%
Casey's General Stores	259		46,063
Costco Wholesale	929		322,976
Walmart	14,076		1,954,453
		2,323,492
Food, Beverage & Tobacco - 2.6%
Altria Group	19,165		838,277
Campbell Soup	1,530		80,493
General Mills	1,932		123,551
Monster Beverage	14,944	[a]	1,253,204
PepsiCo	3,207		449,172
Philip Morris International	12,523		999,210
The Hershey Company	382		56,781
The Kraft Heinz Company	7,300		255,792
		4,056,480
Health Care Equipment & Services - 5.2%
AmerisourceBergen	4,671		453,227
Baxter International	5,125		446,234
Cerner	1,671		122,601
Chemed	80		41,369
CVS Health	5,756		357,563
DaVita	3,253	[a]	282,230
Edwards Lifesciences	7,435	[a]	638,220
Globus Medical, Cl. A	191	[a]	10,795
Hill-Rom Holdings	941		88,256
Hologic	4,123	[a]	246,226
Humana	2,337		970,252
IDEXX Laboratories	342	[a]	133,743

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Health Care Equipment & Services - 5.2% (continued)
McKesson	2,180		334,499
Medtronic	9,569		1,028,380
ResMed	1,035		187,107
STERIS	2,503		399,579
UnitedHealth Group	6,819		2,131,278
Zimmer Biomet Holdings	382		53,816
		7,925,375
Household & Personal Products - 3.1%
Kimberly-Clark	7,392		1,166,162
The Procter & Gamble Company	25,675		3,551,623
		4,717,785
Insurance - 2.2%
Aflac	3,156		114,626
American Financial Group	3,064		204,828
Arch Capital Group	7,068	[a]	222,925
Fidelity National Financial	5,760		189,101
Globe Life	10,858		895,568
MetLife	3,790		145,763
Principal Financial Group	4,734		199,349
Prudential Financial	2,471		167,460
The Allstate	4,231		393,483
The Hanover Insurance Group	4,044		414,470
Unum Group	24,568		454,017
		3,401,590
Materials - 1.8%
Avery Dennison	1,545		178,278
Cabot	2,920		108,069
CF Industries Holdings	9,855		321,569
Corteva	3,924		112,030
FMC	5,849		625,024
Huntsman	1,573		34,008
PPG Industries	2,896		348,678
Reliance Steel & Aluminum	2,461		258,085
Sealed Air	1,826		71,762
Silgan Holdings	3,632		138,234
The Sherwin-Williams Company	590		395,920
Valvoline	9,098		185,599
		2,777,256
Media & Entertainment - 9.6%
Alphabet, Cl. A	1,861	[a]	3,032,555
Alphabet, Cl. C	1,795	[a]	2,933,353
AMC Networks, Cl. A	2,252	[a,b]	54,701
Charter Communications, Cl. A	2,468	[a,b]	1,519,326
Comcast, Cl. A	20,536		920,218
DISH Network, Cl. A	8,300	[a]	294,816
Electronic Arts	1,670	[a]	232,915
Facebook, Cl. A	16,012	[a]	4,694,718
Liberty Media Corp-Liberty SiriusXM, Cl. A	7,755	[a]	281,584
Netflix	980	[a]	518,969
The Interpublic Group of Companies	11,680		207,437
		14,690,592
Pharmaceuticals Biotechnology & Life Sciences - 8.6%
AbbVie	15,628		1,496,694

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 8.6% (continued)
Alexion Pharmaceuticals	4,536	[a]	518,102
Amgen	3,456		875,474
Biogen	1,425	[a]	409,887
Bio-Rad Laboratories, Cl. A	379	[a]	192,756
Bristol-Myers Squibb	13,855		861,781
Eli Lilly & Co.	2,258		335,065
Gilead Sciences	5,056		337,488
Johnson & Johnson	21,055		3,230,048
Merck & Co.	25,734		2,194,338
Mettler-Toledo International	377	[a]	365,984
Regeneron Pharmaceuticals	378	[a]	234,334
Thermo Fisher Scientific	392		168,160
Vertex Pharmaceuticals	1,326	[a]	370,113
Waters	1,741	[a]	376,509
Zoetis	7,558		1,210,036
		13,176,769
Real Estate - 2.9%
American Tower	2,171	[c]	540,905
Boston Properties	5,745	[c]	499,068
Brandywine Realty Trust	62,566	[c]	696,360
Corporate Office Properties Trust	5,508	[c]	135,717
Douglas Emmett	4,908	[c]	137,031
Equity Residential	1,053	[c]	59,442
Essex Property Trust	1,045	[c]	226,253
Lamar Advertising, Cl. A	763	[c]	52,823
Mid-America Apartment Communities	10,428	[c]	1,221,327
Public Storage	3,756	[c]	797,774
Simon Property Group	1,578	[c]	107,067
		4,473,767
Retailing - 9.0%
Amazon.com	2,089	[a]	7,209,055
AutoZone	556	[a]	665,148
Booking Holdings	283	[a]	540,657
Dollar General	1,129		227,923
eBay	21,775		1,192,835
Genuine Parts	2,236		211,168
LKQ	9,493	[a]	301,308
Lowe's Companies	4,329		712,943
Target	4,176		631,453
The Home Depot	6,848		1,951,954
Tractor Supply	847		126,059
		13,770,503
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices	7,163	[a]	650,544
Applied Materials	3,924		241,718
Broadcom	2,680		930,362
Intel	39,093		1,991,788
Lam Research	585		196,759
NVIDIA	3,842		2,055,393
Qorvo	1,920	[a]	246,278
Qualcomm	9,177		1,092,981
Teradyne	2,253		191,437

44

BNY Mellon Large Cap Stock Fund (continued)
Description		Shares		Value ($)
Common Stocks - 99.7% (continued)
Semiconductors & Semiconductor Equipment - 5.2% (continued)
Texas Instruments		2,936		417,352
			8,014,612
Software & Services - 15.4%
Accenture, Cl. A		789		189,305
Adobe		4,659	[a]	2,391,884
Automatic Data Processing		5,780		803,940
CACI International, Cl. A		502	[a]	117,563
Cadence Design Systems		3,878	[a]	430,109
Fortinet		3,126	[a]	412,648
International Business Machines		2,400		295,944
Intuit		2,465		851,386
Mastercard, Cl. A		3,389		1,213,906
Microsoft		47,042		10,609,382
Oracle		7,309		418,221
PayPal Holdings		12,420	[a]	2,535,419
Verisign		2,606	[a]	559,769
Visa, Cl. A		13,136	[b]	2,784,701
			23,614,177
Technology Hardware & Equipment - 8.8%
Apple		92,092		11,883,552
Cisco Systems		37,520		1,584,094
HP		3,531		69,031
Xerox Holdings		1,550		29,233
			13,565,910
Telecommunication Services - 2.4%
AT&T		48,653		1,450,346
Verizon Communications		37,112		2,199,628
			3,649,974
Transportation - 1.5%
CSX		2,540		194,208
Expeditors International of Washington		3,181		281,169
Kansas City Southern		2,136		388,837
Norfolk Southern		2,100		446,313
Union Pacific		1,662		319,835
United Airlines Holdings		9,690	[a,b]	348,840
United Parcel Service, Cl. B		2,428		397,269
			2,376,471
Utilities - 2.6%
Entergy		5,082		503,830
IDACORP		4,671		419,923
MDU Resources Group		16,020		378,392
NextEra Energy		3,096		864,310
NRG Energy		12,890		443,545
OGE Energy		22,833		727,459
Sempra Energy		2,897		358,214
The Southern Company		5,451		284,433
			3,980,106
Total Common Stocks (cost $99,519,316)			152,867,308

BNY Mellon Large Cap Stock Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $410,095)	0.20	410,095	[d]	410,095

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $105,625)	0.20	105,625	[d]	105,625
Total Investments (cost $100,035,036)		100.0%	153,383,028
Liabilities, Less Cash and Receivables		(.0%)	(76,577)
Net Assets		100.0%	153,306,451

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $5,023,289 and the value of the collateral was $5,197,961, consisting of cash collateral of $105,625 and U.S. Government & Agency securities valued at $5,092,336.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.5
Health Care	13.8
Consumer Discretionary	12.2
Communication Services	12.0
Financials	8.9
Consumer Staples	7.2
Industrials	6.1
Real Estate	2.9
Energy	2.7
Utilities	2.6
Materials	1.8
Investment Companies	.3
100.0

† Based on net assets.

See notes to financial statements.

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares	Value ($)
Common Stocks - 63.7%
Automobiles & Components - .1%
Aptiv	340	29,281
General Motors	4,315	127,853
Harley-Davidson	2,434	67,446
		224,580
Banks - 1.8%
Bank of America	33,489	862,007
Citigroup	6,550	334,836
Citizens Financial Group	4,320	111,758
Comerica	3,780	149,423
Fifth Third Bancorp	3,234	66,814
Huntington Bancshares	19,330	181,895
JPMorgan Chase & Co.	14,527	1,455,460
KeyCorp	2,680	33,018
M&T Bank	630	65,054
People's United Financial	8,605	91,041
Regions Financial	6,175	71,383
The PNC Financial Services Group	4,906	545,547
Truist Financial	45,132	1,751,573
U.S. Bancorp	5,082	184,985
Wells Fargo & Co.	6,092	147,122
Zions Bancorp	2,665	85,706
		6,137,622
Capital Goods - 4.1%
3M	3,424	558,180
Allegion	2,996	309,756
Carrier Global	2,681	80,028
Caterpillar	1,992	283,482
Deere & Co.	10,086	2,118,665
Donaldson	2,210	111,296
Dover	4,092	449,465
Eaton	4,989	509,377
Emerson Electric	663	46,059
Fastenal	9,930	485,180
Flowserve	5,830	173,034
Fortive	2,056	148,258
General Dynamics	741	110,668
General Electric	6,475	41,051
Hexcel	2,925	115,216
Honeywell International	12,066	1,997,526
Illinois Tool Works	2,190	432,634
Ingersoll Rand	4,553	[a] 159,628
Johnson Controls International	1,056	43,011
Lockheed Martin	1,377	537,388
Northrop Grumman	1,146	392,631
Otis Worldwide	27,785	1,747,676
Parker-Hannifin	612	126,078
Raytheon Technologies	10,152	619,272
Roper Technologies	330	140,973
Stanley Black & Decker	653	105,329
The Boeing Company	2,866	492,436
The Toro Company	4,440	334,243
Trane Technologies	5,116	605,683
TransDigm Group	78	[a] 38,974
United Rentals	875	[a,b] 154,919
W.W. Grainger	220	80,395

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares	Value ($)
Common Stocks - 63.7% (continued)
Capital Goods - 4.1% (continued)
Xylem	2,698	216,326
		13,764,837
Commercial & Professional Services - .2%
Cintas	285	94,973
IHS Markit	1,655	132,268
Robert Half International	2,005	106,666
Waste Management	2,644	301,416
		635,323
Consumer Durables & Apparel - .9%
Leggett & Platt	930	38,130
Lennar, Cl. A	2,735	204,633
NIKE, Cl. B	22,562	2,524,462
VF	1,000	65,750
Whirlpool	335	59,536
		2,892,511
Consumer Services - 1.3%
Carnival	1,520	25,050
Darden Restaurants	937	81,210
Las Vegas Sands	545	27,637
Marriott International, Cl. A	608	62,569
McDonald's	5,029	1,073,792
MGM Resorts International	2,875	64,687
Royal Caribbean Cruises	2,691	185,248
Starbucks	8,678	733,031
Wynn Resorts	863	75,469
Yum! Brands	20,856	1,999,048
		4,327,741
Diversified Financials - 2.3%
American Express	1,959	199,015
Ameriprise Financial	1,987	311,562
Berkshire Hathaway, Cl. B	8,348	[a] 1,820,198
BlackRock	406	241,241
Capital One Financial	1,193	82,353
CME Group	9,811	1,725,461
Discover Financial Services	1,942	103,081
Intercontinental Exchange	8,084	858,763
Invesco	10,110	103,122
Moody's	720	212,141
Morgan Stanley	6,300	329,238
S&P Global	1,852	678,610
State Street	3,249	221,224
Synchrony Financial	5,495	136,331
The Charles Schwab	8,051	286,052
The Goldman Sachs Group	1,060	217,162
		7,525,554
Energy - 1.4%
Apache	3,825	56,610
Baker Hughes	4,295	61,333
Cabot Oil & Gas	2,225	42,208
Chevron	20,576	1,726,944
Concho Resources	1,785	92,784
ConocoPhillips	4,086	154,819
Devon Energy	6,835	74,296
EOG Resources	5,949	269,728

46

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.7% (continued)
Energy - 1.4% (continued)
Exxon Mobil	13,119		523,973
Halliburton	11,100		179,598
Hess	1,575		72,513
HollyFrontier	920		21,960
Kinder Morgan	8,570		118,437
Marathon Oil	6,955		36,722
Marathon Petroleum	4,571		162,088
Noble Energy	6,285		62,536
ONEOK	1,650		45,342
Phillips 66	2,613		152,782
Pioneer Natural Resources	823		85,534
Schlumberger	6,670		126,797
TechnipFMC	1,495		11,511
The Williams Companies	9,679		200,936
Valero Energy	4,198		220,773
		4,500,224
Food & Staples Retailing - .6%
Costco Wholesale	2,865		996,046
Sysco	1,650		99,231
The Kroger Company	6,927		247,155
Walgreens Boots Alliance	2,047		77,827
Walmart	4,499		624,686
		2,044,945
Food, Beverage & Tobacco - 2.1%
Altria Group	9,404		411,331
Archer-Daniels-Midland	4,910		219,772
Campbell Soup	230		12,100
Conagra Brands	1,660		63,678
Constellation Brands, Cl. A	1,330		245,358
General Mills	570		36,451
McCormick & Co.	1,809		373,016
Molson Coors Beverage, Cl. B	145		5,458
Mondelez International, Cl. A	15,745		919,823
Monster Beverage	2,265	[a]	189,943
PepsiCo	6,684		936,161
Philip Morris International	21,734		1,734,156
The Coca-Cola Company	35,725		1,769,459
The Hershey Company	281		41,768
The Kraft Heinz Company	1,321		46,288
Tyson Foods, Cl. A	1,390		87,292
		7,092,054
Health Care Equipment & Services - 4.3%
Abbott Laboratories	5,708		624,855
ABIOMED	151	[a]	46,451
Align Technology	185	[a]	54,941
AmerisourceBergen	1,368		132,737
Anthem	1,964		552,905
Baxter International	1,555		135,394
Becton Dickinson & Co.	2,228		540,892
Boston Scientific	57,434	[a]	2,355,943
Cardinal Health	1,145		58,120
Centene	345	[a]	21,155
Cerner	4,980		365,383
Cigna	2,556		453,358

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.7% (continued)
Health Care Equipment & Services - 4.3% (continued)
CVS Health	28,680		1,781,602
Danaher	4,112		849,005
Dentsply Sirona	315		14,134
DexCom	126	[a]	53,602
Edwards Lifesciences	4,389	[a]	376,752
Henry Schein	4,971	[a]	330,273
Humana	1,141		473,709
Intuitive Surgical	1,855	[a]	1,355,708
Medtronic	7,085		761,425
ResMed	2,192		396,270
STERIS	654		104,405
Stryker	2,533		501,939
UnitedHealth Group	5,466		1,708,398
Zimmer Biomet Holdings	709		99,884
		14,149,240
Household & Personal Products - 1.4%
Colgate-Palmolive	8,553		677,911
Kimberly-Clark	1,327		209,348
The Clorox Company	2,023		452,140
The Estee Lauder Companies, Cl. A	3,175		703,961
The Procter & Gamble Company	19,661		2,719,706
		4,763,066
Insurance - 1.4%
Aflac	500		18,160
American International Group	66,190		1,928,777
Aon, Cl. A	3,496		699,165
Chubb	739		92,375
Cincinnati Financial	1,410		111,968
Lincoln National	2,076		74,840
Marsh & McLennan	4,296		493,653
MetLife	2,067		79,497
Principal Financial Group	1,760		74,114
Prudential Financial	671		45,474
The Allstate	4,455		414,315
The Hartford Financial Services Group	7,120		288,004
The Progressive	720		68,429
The Travelers Companies	2,111		244,960
Unum Group	2,730		50,450
		4,684,181
Materials - 1.9%
Air Products & Chemicals	9,503		2,777,347
Amcor	16,260		179,836
CF Industries Holdings	1,345		43,887
Corteva	4,294		122,594
Dow	4,819		217,433
DuPont de Nemours	609		33,958
Ecolab	1,925		379,379
FMC	3,625		387,367
Freeport-McMoRan	18,155		283,400
International Flavors & Fragrances	541		66,970
International Paper	2,939		106,598
Linde	2,012		502,477
LyondellBasell Industries, Cl. A	975		63,843

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.7% (continued)
Materials - 1.9% (continued)
Newmont	4,845		325,972
Nucor	650		29,549
PPG Industries	2,407		289,803
The Sherwin-Williams Company	186		124,815
Vulcan Materials	2,163		259,560
		6,194,788
Media & Entertainment - 6.3%
Activision Blizzard	2,330		194,602
Alphabet, Cl. A	3,090	[a]	5,035,248
Alphabet, Cl. C	1,664	[a]	2,719,275
Charter Communications, Cl. A	446	[a,b]	274,562
Comcast, Cl. A	64,735		2,900,775
Electronic Arts	272	[a]	37,936
Facebook, Cl. A	22,248	[a]	6,523,114
Netflix	2,651	[a]	1,403,864
News Corp., Cl. A	2,855		43,168
Omnicom Group	120		6,491
Take-Two Interactive Software	280	[a]	47,933
The Walt Disney Company	12,821	[a]	1,690,705
Twitter	1,085	[a]	44,029
ViacomCBS, Cl. B	3,374	[b]	93,966
		21,015,668
Pharmaceuticals Biotechnology & Life Sciences - 4.6%
AbbVie	27,133		2,598,527
Alexion Pharmaceuticals	364	[a]	41,576
Amgen	3,754		950,963
Biogen	1,290	[a]	371,056
Bristol-Myers Squibb	39,923		2,483,211
Eli Lilly & Co.	8,400		1,246,476
Gilead Sciences	9,201		614,167
Illumina	565	[a]	201,829
Incyte	260	[a]	25,051
Johnson & Johnson	14,543		2,231,042
Merck & Co.	11,176		952,978
Mettler-Toledo International	268	[a]	260,169
Perrigo	310		16,213
Pfizer	30,788		1,163,479
Regeneron Pharmaceuticals	202	[a]	125,226
Thermo Fisher Scientific	3,495		1,499,285
Vertex Pharmaceuticals	348	[a]	97,134
Waters	1,252	[a]	270,758
Zoetis	948		151,775
		15,300,915
Real Estate - 1.6%
Alexandria Real Estate Equities	459	[b,c]	77,286
American Tower	8,190	[c]	2,040,538
Apartment Investment & Management, Cl. A	1,515	[c]	54,585
AvalonBay Communities	1,719	[c]	271,705
Crown Castle International	2,870	[c]	468,527
Digital Realty Trust	920	[c]	143,198
Equinix	373	[c]	294,588
Equity Residential	617	[c]	34,830
Essex Property Trust	259	[c]	56,076

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 63.7% (continued)
Real Estate - 1.6% (continued)
Extra Space Storage	566	[c]	60,307
Federal Realty Investment Trust	1,002	[c]	79,398
Healthpeak Properties	7,325	[c]	202,463
Host Hotels & Resorts	5,845	[c]	65,639
Iron Mountain	5,370	[b,c]	161,583
Kimco Realty	16,415	[c]	196,816
Mid-America Apartment Communities	589	[c]	68,984
Prologis	1,410	[c]	143,623
Public Storage	102	[c]	21,665
Realty Income	1,780	[c]	110,413
Regency Centers	1,750	[c]	69,492
Simon Property Group	1,010	[c]	68,528
SL Green Realty	2,520	[b,c]	117,835
Ventas	1,810	[c]	74,590
Welltower	1,910	[c]	109,863
Weyerhaeuser	6,735	[c]	204,138
		5,196,670
Retailing - 4.9%
Amazon.com	3,034	[a]	10,470,213
Booking Holdings	258	[a]	492,896
Dollar General	1,180		238,218
Dollar Tree	1,734	[a]	166,932
eBay	2,742		150,207
Genuine Parts	414		39,098
Kohl's	1,435		30,652
L Brands	1,965		57,771
Lowe's Companies	4,856		799,735
O'Reilly Automotive	1,458	[a]	678,889
Ross Stores	2,308		210,213
Target	820		123,992
The Home Depot	6,178		1,760,977
The TJX Companies	18,219		998,219
		16,218,012
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Micro Devices	27,205	[a]	2,470,758
Analog Devices	1,503		175,671
Applied Materials	5,935		365,596
Broadcom	1,590		551,968
Intel	19,927		1,015,281
Lam Research	6,622		2,227,243
Micron Technology	6,870	[a]	312,654
NVIDIA	8,818		4,717,454
Qualcomm	3,107		370,044
Texas Instruments	8,487		1,206,427
Xilinx	1,834		191,029
		13,604,125
Software & Services - 9.9%
Accenture, Cl. A	4,293		1,030,019
Adobe	8,722	[a]	4,477,788
Alliance Data Systems	902		40,689
Ansys	795	[a]	269,513
Autodesk	1,980	[a]	486,486
Automatic Data Processing	5,797		806,305

48

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 63.7% (continued)
Software & Services - 9.9% (continued)
Cognizant Technology Solutions, Cl. A		6,967		465,814
Fiserv		6,857	[a]	682,820
International Business Machines		1,977		243,784
Intuit		737		254,552
Jack Henry & Associates		1,715		283,695
Manhattan Associates		3,495	[a]	339,889
Mastercard, Cl. A		7,159		2,564,282
Microsoft		56,694		12,786,198
Oracle		9,465		541,587
Paychex		9,274		709,183
Paycom Software		151	[a]	45,218
PayPal Holdings		3,510	[a]	716,531
salesforce.com		6,200	[a]	1,690,430
ServiceNow		443	[a]	213,535
Visa, Cl. A		19,839	[b]	4,205,670
			32,853,988
Technology Hardware & Equipment - 5.7%
Amphenol, Cl. A		8,549		938,680
Apple		116,180		14,991,867
Cisco Systems		27,322		1,153,535
Cognex		4,745		328,307
Corning		10,995		356,898
Hewlett Packard Enterprise		20,128		194,638
HP		3,338		65,258
IPG Photonics		1,960	[a]	316,991
Motorola Solutions		768		118,848
TE Connectivity		3,380		326,508
			18,791,530
Telecommunication Services - .6%
AT&T		32,803		977,857
CenturyLink		20,495	[b]	220,321
T-Mobile US		81	[a]	9,451
Verizon Communications		16,015		949,209
			2,156,838
Transportation - .9%
Alaska Air Group		220		8,569
American Airlines Group		65	[b]	848
CSX		7,713		589,736
Expeditors International of Washington		3,915		346,047
FedEx		908		199,615
Norfolk Southern		757		160,885
Southwest Airlines		7,805		293,312
Union Pacific		5,288		1,017,623
United Parcel Service, Cl. B		1,569		256,720
			2,873,355
Utilities - 1.3%
American Electric Power		1,420		111,939
CMS Energy		8,406		508,479
Dominion Energy		885		69,419
DTE Energy		660		78,322
Duke Energy		1,027		82,509
Eversource Energy		2,320		198,847
Exelon		2,495		92,090

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 63.7% (continued)
Utilities - 1.3% (continued)
NextEra Energy		5,268		1,470,668
NiSource		10,190		225,810
NRG Energy		5,820		200,266
Pinnacle West Capital		1,425		104,524
Sempra Energy		2,855		353,021
The AES		10,070		178,742
Xcel Energy		10,110		702,392
			4,377,028
Total Common Stocks (cost $80,001,509)			211,324,795
1-Day Yield (%)
Investment Companies - 36.3%
Registered Investment Companies - 36.3%
BNY Mellon Dynamic Value Fund, Cl. Y		987,567	[d]	32,994,617
BNY Mellon Income Stock Fund, Cl. M		3,433,340	[d]	25,200,716
BNY Mellon Research Growth Fund, Cl. Y		2,893,781	[d]	58,367,569
Dreyfus Institutional Preferred Government Plus Money Market Fund	0.20	3,814,473	[d]	3,814,473
Total Investment Companies (cost $100,559,313)			120,377,375

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $896)	0.20	896	[d]	896
Total Investments (cost $180,561,718)		100.0%	331,703,066
Cash and Receivables (Net)		.0%	102,395
Net Assets		100.0%	331,805,461

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $5,090,134 and the value of the collateral was $5,281,111, consisting of cash collateral of $896 and U.S. Government & Agency securities valued at $5,280,215.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

49

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	36.3
Information Technology	19.7
Health Care	8.9
Consumer Discretionary	7.1
Communication Services	7.0
Financials	5.5
Industrials	5.2
Consumer Staples	4.2
Materials	1.9
Real Estate	1.6
Energy	1.3
Utilities	1.3
100.0

† Based on net assets.

See notes to financial statements.

50

BNY Mellon Income Stock Fund
Description		Shares	Value ($)
Common Stocks - 95.8%
Automobiles & Components - 2.3%
General Motors		474,305	14,053,657
Banks - 14.1%
Bank of America		605,330	15,581,194
Citigroup		241,871	12,364,445
JPMorgan Chase & Co.		285,706	28,624,884
The PNC Financial Services Group		69,201	7,695,151
U.S. Bancorp		562,107	20,460,695
			84,726,369
Capital Goods - 8.1%
Carrier Global		288,234	8,603,785
Eaton		218,615	22,320,591
L3Harris Technologies		68,121	12,312,190
Trane Technologies		46,046	5,451,386
			48,687,952
Consumer Durables & Apparel - .9%
VF		83,268	5,474,871
Consumer Services - 1.1%
Las Vegas Sands		126,925	6,436,367
Diversified Financials - 9.5%
Ally Financial		197,833	4,526,419
Morgan Stanley		451,404	23,590,373
State Street		89,173	6,071,790
The Goldman Sachs Group		110,579	22,654,320
			56,842,902
Energy - 7.1%
ConocoPhillips		196,235	7,435,344
Hess		197,910	9,111,776
Marathon Petroleum		496,627	17,610,393
Phillips 66		149,553	8,744,364
			42,901,877
Food, Beverage & Tobacco - 4.3%
Archer-Daniels-Midland		178,430	7,986,527
PepsiCo		54,436	7,624,306
Philip Morris International		131,594	10,499,885
			26,110,718
Health Care Equipment & Services - 5.1%
CVS Health		129,594	8,050,379
Medtronic		208,579	22,415,985
			30,466,364
Insurance - 4.5%
American International Group		141,550	4,124,767
Assurant		100,128	12,171,560
Chubb		84,121	10,515,125
			26,811,452
Materials - 8.4%
CF Industries Holdings		602,104	19,646,653
Dow		136,633	6,164,881
Louisiana-Pacific		375,442	12,367,059
Vulcan Materials		102,051	12,246,120
			50,424,713
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
AbbVie		196,996	18,866,307
Bristol-Myers Squibb		172,660	10,739,452

BNY Mellon Income Stock Fund (continued)
Description		Shares	Value ($)
Common Stocks - 95.8% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.9% (continued)
Merck & Co.		66,362	5,658,688
			35,264,447
Real Estate - 1.7%
Lamar Advertising, Cl. A		61,990	[a] 4,291,568
Weyerhaeuser		200,934	[a] 6,090,310
			10,381,878
Retailing - 1.1%
Lowe's Companies		40,678	6,699,260
Semiconductors & Semiconductor Equipment - 4.7%
Applied Materials		138,946	8,559,074
Intel		122,459	6,239,286
Qualcomm		110,867	13,204,260
			28,002,620
Software & Services - 1.1%
International Business Machines		51,583	6,360,700
Technology Hardware & Equipment - 3.2%
Cisco Systems		218,620	9,230,136
Corning		306,426	9,946,588
			19,176,724
Telecommunication Services - 1.5%
Vodafone Group, ADR		629,601	[b] 9,299,207
Transportation - 2.6%
Union Pacific		82,505	15,877,262
Utilities - 8.6%
Clearway Energy, Cl. C		228,664	5,833,219
Exelon		205,822	7,596,890
NextEra Energy Partners		241,381	[b] 14,560,102
PPL		861,414	23,800,869
			51,791,080
Total Common Stocks (cost $521,544,061)			575,790,420
	Maturity Date
Convertible Bonds - 2.3%
Health Care Equipment & Services - 2.3%
Becton Dickinson & Co., Ser. B 6.00 (cost $13,047,904)	6/01/2023	257,852	[b] 13,777,032
	1-Day Yield (%)
Investment Companies - 2.5%
Registered Investment Companies - 2.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,827,164)	0.20	14,827,164	[c] 14,827,164

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Income Stock Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Companies - 3.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,170,487)	0.20	18,170,487	[c] 18,170,487
Total Investments (cost $567,589,616)		103.6%	622,565,103
Liabilities, Less Cash and Receivables		(3.6%)	(21,646,879)
Net Assets		100.0%	600,918,224

ADR—American Depository Receipt

aInvestment in real estate investment trust within the United States.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $24,320,875 and the value of the collateral was $25,015,931, consisting of cash collateral of $18,170,487 and U.S. Government & Agency securities valued at $6,845,444.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.0
Health Care	13.2
Industrials	10.8
Information Technology	8.9
Utilities	8.6
Materials	8.4
Energy	7.1
Investment Companies	5.5
Consumer Discretionary	5.4
Consumer Staples	4.4
Real Estate	1.7
Communication Services	1.6
103.6

† Based on net assets.

See notes to financial statements.

52

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.7%
Automobiles & Components - .6%
Aptiv	14,470		1,246,156
BorgWarner	9,390	[a]	381,140
Ford Motor	312,000		2,127,840
Gentex	157,090		4,249,284
Harley-Davidson	172,109	[a]	4,769,140
Lear	22,491		2,562,400
Thor Industries	7,630		720,501
		16,056,461
Banks - 2.7%
Associated Banc-Corp	29,915		402,058
CIT Group	26,810		527,353
Citizens Financial Group	26,980		697,973
Comerica	31,610		1,249,543
Cullen/Frost Bankers	13,500		937,710
East West Bancorp	97,588		3,589,287
Essent Group	50,025		1,785,893
F.N.B.	88,430		663,225
Fifth Third Bancorp	369,634		7,636,638
First Hawaiian	52,080	[a]	860,882
First Horizon National	48,295		461,217
First Republic Bank	35,498		4,008,079
Huntington Bancshares	804,950		7,574,579
KeyCorp	482,433		5,943,575
M&T Bank	13,514		1,395,456
MGIC Investment	71,255		653,408
New York Community Bancorp	55,375		501,144
Popular	168,385		6,236,980
Regions Financial	126,240		1,459,334
Signature Bank	57,515		5,580,680
Sterling Bancorp	41,300		481,971
SVB Financial Group	10,708	[b]	2,734,609
Synovus Financial	32,455		709,791
TCF Financial	154,692	[a]	4,158,121
Truist Financial	150,840		5,854,100
Umpqua Holdings	67,210		758,129
Webster Financial	19,255		529,513
Wintrust Financial	8,355		363,610
Zions Bancorp	31,960		1,027,834
		68,782,692
Capital Goods - 9.2%
A.O. Smith	11,385		557,523
AECOM	17,410	[b]	687,869
Air Lease	8,345		259,363
Allegion	30,910		3,195,785
Altra Industrial Motion	36,448		1,423,294
AMETEK	146,408		14,743,286
Axon Enterprise	67,953	[b]	5,822,213
Carrier Global	38,505		1,149,374
Cummins	26,759		5,545,803
Curtiss-Wright	31,025		3,174,478
Donaldson	32,690	[a]	1,646,268
Dover	78,640		8,637,818
Eaton	64,913		6,627,617
EnerSys	23,292		1,676,558
Fastenal	34,955		1,707,901

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 9.2% (continued)
Flowserve	20,415		605,917
Fluor	77,245		735,372
Fortune Brands Home & Security	54,243		4,560,751
Graco	47,029		2,728,623
HD Supply Holdings	101,496	[b]	4,025,331
HEICO, Cl. A	15,749		1,407,646
Hexcel	50,024		1,970,445
Howmet Aerospace	181,641		3,182,350
Hubbell	15,996		2,318,140
Huntington Ingalls Industries	22,046		3,340,410
IDEX	72,476		13,062,349
Ingersoll Rand	26,105	[b]	915,241
ITT	66,637		4,185,470
Jacobs Engineering Group	12,785		1,154,102
L3Harris Technologies	50,930		9,205,088
Lincoln Electric Holdings	12,945		1,251,911
Masco	179,892		10,487,704
MasTec	50,123	[a,b]	2,316,184
Mercury Systems	81,338	[b]	6,160,540
MSC Industrial Direct, Cl. A	4,085		269,202
Nordson	18,684		3,484,379
nVent Electric	23,680		452,762
Oshkosh	41,923		3,228,490
Owens Corning	171,190		11,579,292
PACCAR	69,789		5,990,688
Parker-Hannifin	35,925		7,400,909
Quanta Services	201,132		10,308,015
Rockwell Automation	12,719		2,932,111
Roper Technologies	41,154		17,580,577
Snap-on	3,705		549,340
Spirit AeroSystems Holdings, Cl. A	59,529		1,223,916
Stanley Black & Decker	16,676		2,689,839
Textron	141,947		5,596,970
The Timken Company	22,040		1,194,348
Trane Technologies	46,212		5,471,039
TransDigm Group	8,180		4,087,301
United Rentals	15,670	[a,b]	2,774,373
Virgin Galactic Holdings	113,935	[a,b]	2,039,437
W.W. Grainger	6,335		2,314,999
Watsco	28,866		7,071,881
Westinghouse Air Brake Technologies	19,895		1,324,012
Xylem	38,185		3,061,673
		233,094,277
Commercial & Professional Services - 4.7%
ASGN	32,672	[b]	2,344,869
Cintas	16,745		5,580,104
Clarivate	720,637	[b]	21,215,553
Copart	129,881	[b]	13,419,305
CoreLogic	8,225		546,140
CoStar Group	29,315	[b]	24,876,709
Equifax	98,853		16,633,994
IAA	12,220	[b]	639,350
IHS Markit	38,186		3,051,825
Manpowergroup	29,629		2,172,102

53

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Commercial & Professional Services - 4.7% (continued)
Nielsen Holdings	39,255	[a]	599,816
Republic Services	35,910		3,329,575
Robert Half International	59,587	[a]	3,170,028
Stericycle	8,075	[a,b]	517,688
Verisk Analytics	79,498		14,839,892
Waste Connections	67,970		6,799,039
		119,735,989
Consumer Durables & Apparel - 3.3%
Capri Holdings	21,955	[b]	347,767
Carter's	4,323		344,197
D.R. Horton	136,970		9,775,549
Garmin	22,545		2,335,887
Hanesbrands	51,240		783,460
Hasbro	108,827		8,590,803
Leggett & Platt	22,780		933,980
Lennar, Cl. A	14,220		1,063,940
Lululemon Athletica	51,314	[b]	19,277,130
Mohawk Industries	40,952	[b]	3,781,098
Newell Brands	15,154	[a]	242,161
NVR	650	[b]	2,709,421
Peloton Interactive, Cl. A	220,150	[b]	16,878,900
Polaris	10,842		1,095,476
PulteGroup	38,310		1,708,243
Skechers U.S.A, CI. A	211,620	[b]	6,316,857
Tapestry	56,725		835,559
Toll Brothers	33,675		1,421,759
Whirlpool	35,265	[a]	6,267,296
		84,709,483
Consumer Services - 2.7%
Aramark	15,135		417,121
Chegg	8,665	[b]	638,957
Chipotle Mexican Grill	2,787	[b]	3,651,750
Darden Restaurants	34,745		3,011,349
Domino's Pizza	2,871		1,174,124
DraftKings, Cl. A	62,135	[a,b]	2,197,094
Dunkin' Brands Group	10,655		810,632
Extended Stay America	30,965		386,753
Frontdoor	135,710	[b]	5,912,885
Grand Canyon Education	56,160	[b]	5,281,286
H&R Block	71,240	[a]	1,032,980
Hilton Worldwide Holdings	19,703		1,780,363
Hyatt Hotels, Cl. A	9,770	[a]	551,907
International Game Technology	146,212	[a]	1,627,340
Las Vegas Sands	55,277		2,803,097
Marriott International, Cl. A	26,221		2,698,403
MGM Resorts International	58,475	[a]	1,315,688
Norwegian Cruise Line Holdings	345,099	[a,b]	5,904,644
Planet Fitness, Cl. A	72,860	[b]	4,429,159
Royal Caribbean Cruises	21,186		1,458,444
Service Corp. International	44,780		2,044,207
Six Flags Entertainment	51,645		1,122,246
Texas Roadhouse	49,764		3,134,634
The Wendy's Company	27,605		578,049
Wyndham Destinations	66,205		1,919,283

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Consumer Services - 2.7% (continued)
Wyndham Hotels & Resorts	77,686		4,067,639
Wynn Resorts	85,616		7,487,119
Yum China Holdings	32,530		1,877,306
		69,314,459
Diversified Financials - 3.5%
Ally Financial	58,030		1,327,726
Ameriprise Financial	76,732		12,031,578
Ares Management, Cl. A	174,308		7,050,759
Capital One Financial	47,125		3,253,039
Credit Acceptance	1,531	[a,b]	592,191
Discover Financial Services	75,973		4,032,647
E*Trade Financial	63,410		3,430,481
Equitable Holdings	41,880		887,437
Evercore, Cl. A	9,198		569,172
Franklin Resources	27,270		574,306
Intercontinental Exchange	87,519		9,297,143
Invesco	63,250	[a]	645,150
Janus Henderson Group	29,280		606,682
LendingTree	1,156	[a,b]	357,135
LPL Financial Holdings	58,879		4,837,499
MarketAxess Holdings	2,287		1,111,345
Moody's	13,651		4,022,131
MSCI	3,382		1,262,399
Nasdaq	23,680		3,183,066
Northern Trust	19,900		1,629,611
Raymond James Financial	81,484		6,169,968
SLM	274,615		2,098,059
Starwood Property Trust	66,080	[c]	1,030,848
State Street	55,240		3,761,292
T. Rowe Price Group	17,895		2,491,163
TD Ameritrade Holding	86,257		3,310,544
Tradeweb Markets, Cl. A	45,769		2,622,106
Voya Financial	142,038	[a]	7,373,193
		89,558,670
Energy - 1.9%
Apache	49,565		733,562
Baker Hughes	63,210		902,639
Cabot Oil & Gas	39,485		749,030
ChampionX	229,339	[b]	2,348,431
Cheniere Energy	35,495	[b]	1,847,515
Concho Resources	13,685		711,346
ConocoPhillips	67,883		2,572,087
Continental Resources	29,515	[a]	507,068
Devon Energy	40,765		443,116
Diamondback Energy	16,198	[a]	631,074
EQT	19,365		307,323
Halliburton	69,115		1,118,281
Hess	30,550		1,406,522
HollyFrontier	17,545		418,799
Marathon Oil	167,825		886,116
Marathon Petroleum	139,757		4,955,783
Murphy Oil	40,985	[a]	563,134
Noble Energy	131,450		1,307,928
ONEOK	22,535		619,262
Parsley Energy, Cl. A	759,318		8,162,668

54

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Energy - 1.9% (continued)
Pioneer Natural Resources	48,631		5,054,220
Schlumberger	110,172		2,094,370
The Williams Companies	72,340		1,501,778
Valero Energy	147,242		7,743,457
		47,585,509
Food & Staples Retailing - .1%
Casey's General Stores	4,406	[a]	783,607
Sprouts Farmers Market	17,715	[b]	413,645
The Kroger Company	35,175		1,255,044
US Foods Holding	21,040	[b]	512,324
		2,964,620
Food, Beverage & Tobacco - 1.8%
Archer-Daniels-Midland	30,605		1,369,880
Beyond Meat	3,069	[a,b]	416,924
Brown-Forman, Cl. B	21,662	[a]	1,585,009
Bunge	15,695		716,006
Coca-Cola European Partners	60,484		2,489,521
Conagra Brands	318,270		12,208,837
Flowers Foods	20,245	[a]	495,193
Hormel Foods	9,265	[a]	472,330
Ingredion	96,816		7,787,879
Kellogg	11,700		829,647
Lamb Weston Holdings	17,296		1,087,054
McCormick & Co.	19,335		3,986,877
Nomad Foods	154,700	[b]	3,814,902
The Hain Celestial Group	19,100	[b]	626,289
The Hershey Company	12,140		1,804,490
The J.M. Smucker Company	5,644		678,296
Tyson Foods, Cl. A	85,578		5,374,298
		45,743,432
Health Care Equipment & Services - 9.9%
ABIOMED	58,391	[b]	17,962,239
Alcon	126,367	[a,b]	7,245,884
Align Technology	63,602	[b]	18,888,522
AmerisourceBergen	68,839		6,679,448
Boston Scientific	185,621	[b]	7,614,173
Cardinal Health	10,170		516,229
Centene	316,808	[b]	19,426,667
Cerner	27,900		2,047,023
Change Healthcare	247,230	[a,b]	3,498,304
Covetrus	29,024	[b]	664,940
DaVita	12,890	[b]	1,118,336
Dentsply Sirona	15,876		712,356
DexCom	44,501	[b]	18,931,170
Edwards Lifesciences	36,669	[b]	3,147,667
Encompass Health	76,556		4,994,513
HCA Healthcare	20,547		2,788,639
HealthEquity	77,244	[b]	4,439,985
Henry Schein	22,740	[b]	1,510,846
Hill-Rom Holdings	12,660		1,187,381
Humana	14,872		6,174,408
IDEXX Laboratories	37,579	[b]	14,695,644
Insulet	24,113	[b]	5,262,662
Laboratory Corp. of America Holdings	87,103	[b]	15,308,352

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Health Care Equipment & Services - 9.9% (continued)
Livongo Health	7,590	[a,b]	1,042,107
Masimo	33,886	[b]	7,590,464
McKesson	14,844		2,277,663
MEDNAX	33,355	[b]	619,736
Molina Healthcare	21,434	[b]	3,964,647
Penumbra	1,981	[a,b]	414,326
Quest Diagnostics	20,900		2,324,916
Quidel	2,015	[b]	354,559
ResMed	22,965		4,151,613
STERIS	52,244		8,340,232
Teladoc Health	39,346	[a,b]	8,486,539
Teleflex	26,150		10,275,642
The Cooper Companies	20,458		6,431,586
Universal Health Services, Cl. B	39,353		4,342,604
Varian Medical Systems	16,420	[b]	2,851,661
Veeva Systems, Cl. A	17,476	[b]	4,932,951
West Pharmaceutical Services	4,337		1,231,535
Zimmer Biomet Holdings	112,841		15,897,040
		250,345,209
Household & Personal Products - .8%
Church & Dwight	155,457		14,897,444
Energizer Holdings	10,144	[a]	469,566
Herbalife Nutrition	10,165	[b]	499,610
Nu Skin Enterprises, Cl. A	14,395		680,452
Spectrum Brands Holdings	6,195		369,222
The Clorox Company	9,182		2,052,177
		18,968,471
Insurance - 3.0%
Aflac	69,561		2,526,456
Alleghany	10,274		5,697,549
American Financial Group	10,223		683,408
American International Group	91,303		2,660,569
Aon, Cl. A	24,993		4,998,350
Arch Capital Group	104,888	[b]	3,308,168
Assurant	20,175		2,452,473
Assured Guaranty	22,780		488,631
Cincinnati Financial	30,550		2,425,976
Erie Indemnity, Cl. A	1,455		310,555
Everest Re Group	28,214		6,209,337
Fidelity National Financial	38,340		1,258,702
First American Financial	6,095		320,414
Globe Life	39,325		3,243,526
Kemper	4,920		382,087
Lincoln National	33,780		1,217,769
Loews	43,550		1,561,703
Markel	5,360	[b]	5,825,409
Old Republic International	87,115		1,403,423
Principal Financial Group	37,100		1,562,281
Prudential Financial	18,865		1,278,481
Reinsurance Group of America	75,263		6,900,112
RenaissanceRe Holdings	11,305		2,077,181
The Allstate	37,037		3,444,441
The Hanover Insurance Group	4,446		455,671

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Insurance - 3.0% (continued)
The Hartford Financial Services Group	53,110		2,148,300
The Travelers Companies	17,919		2,079,321
Unum Group	52,320		966,874
W.R. Berkley	52,365		3,249,248
Willis Towers Watson	27,878		5,729,765
		76,866,180
Materials - 5.4%
Albemarle	14,520	[a]	1,321,465
Amcor	94,735		1,047,769
Ashland Global Holdings	9,861		726,657
Avery Dennison	33,649		3,882,758
Ball	27,110		2,178,831
Cabot	8,295		306,998
Celanese	21,213		2,145,695
CF Industries Holdings	13,260		432,674
Corteva	180,802		5,161,897
Crown Holdings	103,868	[b]	7,982,256
DuPont de Nemours	60,441		3,370,190
Eagle Materials	89,692		7,334,115
Eastman Chemical	22,260		1,627,429
FMC	171,212		18,295,714
Freeport-McMoRan	588,638		9,188,639
Graphic Packaging Holding	87,264		1,219,951
Huntsman	274,748		5,940,052
Ingevity	35,714	[b]	2,006,055
International Flavors & Fragrances	12,210	[a]	1,511,476
International Paper	13,350		484,205
Louisiana-Pacific	217,938		7,178,878
LyondellBasell Industries, Cl. A	10,725		702,273
Martin Marietta Materials	8,375		1,699,036
Newmont	240,392		16,173,574
O-I Glass	40,515		440,803
Packaging Corp. of America	16,505		1,670,966
PPG Industries	21,743		2,617,857
Reliance Steel & Aluminum	12,440		1,304,583
Royal Gold	9,890		1,348,205
RPM International	7,120		603,562
Sealed Air	29,410		1,155,813
Sonoco Products	25,750		1,365,523
Steel Dynamics	159,852		4,718,831
The Chemours Company	16,145		333,556
The Mosaic Company	712,668		12,991,938
Valvoline	27,071		552,248
Vulcan Materials	46,491		5,578,920
WestRock	30,471		924,185
		137,525,577
Media & Entertainment - 3.4%
Activision Blizzard	193,946		16,198,370
Altice USA, Cl. A	160,646	[b]	4,430,617
Cable One	331		609,149
DISH Network, Cl. A	19,510	[b]	692,995
Electronic Arts	10,906	[b]	1,521,060
Fox, Cl. A	40,970		1,141,424
InterActiveCorp	16,378	[b]	2,178,110

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Media & Entertainment - 3.4% (continued)
John Wiley & Sons, Cl. A	9,576		303,080
Liberty Broadband, Cl. A	2,552	[b]	352,661
Liberty Broadband, Cl. C	8,505	[b]	1,191,465
Liberty Media Corp-Liberty Formula One, Cl. C	111,401	[b]	4,342,411
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[b]	370,725
Liberty Media Corp-Liberty SiriusXM, Cl. C	20,420	[b]	735,018
Lions Gate Entertainment, Cl. B	2,549	[b]	23,094
Live Nation Entertainment	111,189	[a,b]	6,315,535
Match Group	35,350	[b]	3,947,888
News Corp., Cl. A	66,975		1,012,662
Nexstar Media Group, Cl. A	2,490		239,065
Omnicom Group	23,400		1,265,706
Pinterest, Cl. A	25,137		924,790
Roku	7,637	[b]	1,324,867
Sinclair Broadcast Group, Cl. A	26,530	[a]	552,089
Spotify Technology	36,032	[b]	10,166,789
Take-Two Interactive Software	8,172	[b]	1,398,965
The Interpublic Group of Companies	66,315		1,177,754
The New York Times Company, Cl. A	17,640		764,341
Twitter	255,825	[b]	10,381,378
ViacomCBS, Cl. B	14,981	[a]	417,221
World Wrestling Entertainment, Cl. A	6,885	[a]	303,422
Yelp	61,945	[b]	1,432,168
Zillow Group, Cl. C	112,834	[a,b]	9,676,644
Zynga, Cl. A	99,610	[b]	902,467
		86,293,930
Pharmaceuticals Biotechnology & Life Sciences - 5.0%
10X Genomics, CI. A	43,538	[b]	4,990,326
ACADIA Pharmaceuticals	10,355	[a,b]	409,954
Acceleron Pharma	19,816	[a,b]	1,931,466
Agilent Technologies	38,810		3,897,300
Agios Phamaceuticals	13,746	[a,b]	563,723
Alector	67,671	[b]	874,309
Alkermes	19,765	[b]	326,913
Alnylam Pharmaceuticals	12,857	[b]	1,705,352
Avantor	195,639	[b]	4,415,572
Biohaven Pharmaceutical Holding	33,600	[b]	2,129,904
BioMarin Pharmaceutical	28,702	[b]	2,239,617
Bio-Techne	10,633		2,716,306
Bluebird Bio	8,652	[b]	513,064
Catalent	50,179	[b]	4,641,557
Charles River Laboratories International	8,894	[b]	1,947,341
Elanco Animal Health	28,607	[b]	831,319
Exact Sciences	13,705	[a,b]	1,031,849
Exelixis	14,300	[b]	317,746
FibroGen	42,897	[a,b]	1,923,073
Global Blood Therapeutics	10,865	[b]	682,105
GW Pharmaceuticals, ADR	23,705	[a,b]	2,464,135
Horizon Therapeutics	84,222	[b]	6,326,757
ICON	22,980	[a,b]	4,283,702
Illumina	16,800	[b]	6,001,296

56

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 5.0% (continued)
Immunomedics	19,325	[b]	861,122
Incyte	15,600	[b]	1,503,060
Ionis Pharmaceuticals	17,320	[b]	943,940
Iovance Biotherapeutics	21,630	[a,b]	720,928
IQVIA Holdings	30,874	[b]	5,055,617
Jazz Pharmaceuticals	16,937	[b]	2,276,163
Mettler-Toledo International	3,951	[b]	3,835,552
Moderna	24,513	[a,b]	1,590,649
Mylan	311,162	[b]	5,096,834
Nektar Therapeutics	22,610	[a,b]	437,277
Neurocrine Biosciences	97,681	[b]	11,372,022
Perrigo	14,175		741,353
PPD	72,059	[b]	2,474,506
QIAGEN	28,976	[a,b]	1,476,617
Repligen	44,873	[b]	6,951,276
Sage Therapeutics	12,622	[b]	661,898
Sarepta Therapeutics	87,550	[b]	12,819,071
Seattle Genetics	9,579	[b]	1,516,739
Syneos Health	103,570	[b]	6,535,267
uniQure	24,865	[b]	1,013,746
Waters	14,140	[b]	3,057,916
		128,106,239
Real Estate - 5.1%
Alexandria Real Estate Equities	45,399	[a,c]	7,644,284
American Campus Communities	25,130	[c]	851,907
American Homes 4 Rent, Cl. A	130,180	[c]	3,728,355
Americold Realty Trust	117,492	[c]	4,505,818
Apartment Investment & Management, Cl. A	39,107	[c]	1,409,025
Apple Hospitality REIT	52,640	[c]	535,349
AvalonBay Communities	7,330	[c]	1,158,580
Boston Properties	38,909	[c]	3,380,025
Brandywine Realty Trust	66,565	[c]	740,868
Brixmor Property Group	79,420	[c]	937,156
Brookfield Property REIT, Cl. A	77,864	[a,c]	897,772
Camden Property Trust	19,110	[c]	1,737,863
CBRE Group, Cl. A	179,833	[b]	8,457,546
CoreSite Realty	3,632	[c]	444,738
Cousins Properties	87,780	[c]	2,620,233
CubeSmart	13,560	[c]	428,767
CyrusOne	13,910	[c]	1,161,902
Digital Realty Trust	86,322	[c]	13,436,019
Douglas Emmett	91,239	[c]	2,547,393
Duke Realty	114,206	[c]	4,402,641
EPR Properties	25,345	[c]	818,897
Equinix	6,127	[c]	4,838,982
Equity Commonwealth	43,725	[c]	1,372,528
Equity Lifestyle Properties	52,700	[c]	3,493,483
Equity Residential	65,816	[c]	3,715,313
Essex Property Trust	19,340	[c]	4,187,303
Extra Space Storage	22,840	[c]	2,433,602
Federal Realty Investment Trust	6,272	[c]	496,993
Gaming & Leisure Properties	8,635	[c]	313,882
Healthcare Trust of America, Cl. A	26,755	[c]	706,064

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Real Estate - 5.1% (continued)
Healthpeak Properties	138,294	[c]	3,822,446
Highwoods Properties	14,210	[c]	529,465
Host Hotels & Resorts	105,409	[c]	1,183,743
Hudson Pacific Properties	24,345	[c]	571,621
Invitation Homes	57,249	[c]	1,639,039
Iron Mountain	16,878	[a,c]	507,859
JBG SMITH Properties	3,170	[c]	87,714
Kilroy Realty	51,212	[c]	2,996,926
Kimco Realty	101,985	[c]	1,222,800
Lamar Advertising, Cl. A	39,795	[c]	2,755,008
Life Storage	7,548	[c]	795,786
Medical Properties Trust	63,770	[c]	1,184,847
Mid-America Apartment Communities	6,670	[c]	781,190
National Retail Properties	17,080	[c]	605,315
Omega Healthcare Investors	7,860	[c]	243,424
Outfront Media	43,885	[c]	742,973
Paramount Group	57,865	[c]	428,201
Rayonier	32,809	[c]	960,648
Realty Income	26,900	[c]	1,668,607
Regency Centers	101,812	[c]	4,042,955
SBA Communications	10,524	[c]	3,221,081
Simon Property Group	18,265	[c]	1,239,280
SL Green Realty	1,674	[a,c]	78,276
Spirit Realty Capital	30,764	[a,c]	1,092,430
STORE Capital	25,790	[c]	697,362
UDR	28,390	[c]	988,256
Ventas	34,450	[c]	1,419,685
VEREIT	184,000	[c]	1,236,480
VICI Properties	44,120	[c]	985,641
Vornado Realty Trust	10,225	[a,c]	366,362
Weingarten Realty Investors	39,450	[c]	689,192
Welltower	112,104	[c]	6,448,222
Weyerhaeuser	27,897	[c]	845,558
WP Carey	15,540	[c]	1,078,010
		130,559,690
Retailing - 4.8%
Advance Auto Parts	7,533		1,177,483
AutoZone	8,459	[b]	10,119,586
Best Buy	65,053		7,215,028
Burlington Stores	43,469	[b]	8,560,350
CarMax	24,630	[a,b]	2,633,686
Carvana	2,965	[b]	640,321
Dollar General	67,370		13,600,656
Dollar Tree	30,549	[b]	2,940,952
eBay	29,361		1,608,396
Etsy	13,410	[b]	1,605,177
Expedia Group	46,713		4,584,881
Five Below	3,867	[b]	423,243
Foot Locker	123,198		3,736,595
Genuine Parts	7,796		736,254
Grubhub	9,765	[b]	706,498
L Brands	36,810		1,082,214
LKQ	57,520	[b]	1,825,685
Nordstrom	26,760	[a]	428,160

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Retailing - 4.8% (continued)
Ollie's Bargain Outlet Holdings	46,639	[a,b]	4,455,890
O'Reilly Automotive	35,438	[b]	16,500,996
Pool	39,915		13,085,734
Qurate Retail, Ser. A	65,235	[b]	720,847
Ross Stores	86,124		7,844,174
The Gap	73,545		1,278,948
Tiffany & Co.	11,462		1,404,095
Tractor Supply	21,660		3,223,658
Ulta Beauty	28,516	[b]	6,620,845
Wayfair, Cl. A	8,160	[a,b]	2,419,930
Williams-Sonoma	7,545		662,149
		121,842,431
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices	27,050	[b]	2,456,681
Cree	10,420	[a,b]	657,502
Enphase Energy	4,750	[b]	366,843
First Solar	166,003	[a,b]	12,714,170
KLA	26,508		5,437,851
Lam Research	22,913		7,706,558
Marvell Technology Group	79,505		3,083,204
Maxim Integrated Products	31,335		2,144,567
Microchip Technology	43,470	[a]	4,768,659
Monolithic Power Systems	2,853		762,122
NVIDIA	7,475		3,998,975
NXP Semiconductors	43,144		5,425,789
ON Semiconductor	507,736	[a,b]	10,850,318
Qorvo	72,257	[b]	9,268,405
Skyworks Solutions	158,845		23,008,698
Teradyne	39,888		3,389,283
Universal Display	6,433		1,128,992
Xilinx	30,960		3,224,794
		100,393,411
Software & Services - 17.0%
Akamai Technologies	16,890	[b]	1,966,503
Alteryx, Cl. A	4,070	[a,b]	491,778
Amdocs	32,655		1,999,466
Anaplan	7,275	[b]	445,594
Ansys	54,347	[b]	18,424,176
Aspen Technology	5,404	[b]	686,470
Atlassian, Cl. A	10,840	[b]	2,078,678
Black Knight	14,860	[b]	1,249,726
BlackLine	101,684	[a,b]	8,884,131
Broadridge Financial Solutions	86,545		11,891,283
Citrix Systems	11,990		1,740,948
Coupa Software	5,757	[b]	1,886,799
Crowdstrike Holdings, CI. A	8,610	[b]	1,082,535
DocuSign	108,407	[b]	24,174,761
DXC Technology	15,730		314,285
Dynatrace	12,410	[b]	548,894
EPAM Systems	37,524	[b]	12,274,100
Euronet Worldwide	94,081	[b]	9,726,094
EVERTEC	82,807		2,899,901
Fastly, CI. A	3,515	[a,b]	326,333

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Software & Services - 17.0% (continued)
Fidelity National Information Services	56,004		8,448,203
FireEye	30,045	[b]	441,061
Fiserv	158,843	[b]	15,817,586
FleetCor Technologies	8,095	[b]	2,035,488
Fortinet	10,360	[b]	1,367,572
Gartner	50,130	[b]	6,507,877
Global Payments	160,547		28,355,811
GoDaddy, Cl. A	7,520	[b]	629,274
Guidewire Software	6,721	[a,b]	754,836
HubSpot	68,196	[b]	20,436,977
Intuit	39,384		13,602,840
Jack Henry & Associates	18,419		3,046,871
Leidos Holdings	46,300		4,189,687
MongoDB	3,612	[a,b]	844,486
NortonLifeLock	35,785		841,663
Nuance Communications	608,679	[a,b]	18,236,023
Nutanix, Cl. A	11,340	[b]	325,571
Okta	13,797	[b]	2,971,460
Pagerduty	9,095	[b]	297,134
Palo Alto Networks	12,380	[b]	3,186,736
Paychex	23,210		1,774,869
Paycom Software	5,762	[b]	1,725,489
Proofpoint	139,733	[b]	15,324,518
Rackspace Technology	110,571	[a,b]	2,360,691
RealPage	145,759	[b]	9,127,429
RingCentral, Cl. A	9,418	[a,b]	2,738,472
Sabre	49,775		347,927
Science Applications International	49,190		4,105,397
ServiceNow	32,811	[b]	15,815,558
Shopify, Cl. A	11,892	[b]	12,681,867
Slack Technologies, Cl. A	758,263	[a,b]	24,901,357
Smartsheet, Cl. A	11,499	[b]	627,040
Splunk	82,737	[a,b]	18,146,706
Square, Cl. A	138,655	[b]	22,123,792
SS&C Technologies Holdings	217,258		13,843,680
Synopsys	5,490	[b]	1,214,937
The Trade Desk, Cl. A	2,569	[a,b]	1,236,460
The Western Union Company	29,900		705,341
Twilio, Cl. A	81,531	[b]	21,993,803
Tyler Technologies	31,268	[b]	10,797,153
Verisign	20,958	[b]	4,501,778
Zendesk	49,852	[b]	4,804,736
Zoom Video Communications, CI. A	11,026	[b]	3,584,553
Zscaler	11,060	[b]	1,585,340
		431,498,504
Technology Hardware & Equipment - 4.3%
Amphenol, Cl. A	172,257		18,913,819
Arista Networks	2,975	[b]	664,764
Arrow Electronics	17,014	[b]	1,336,620
CDW	7,325		832,486
Ciena	11,675	[b]	662,790
Cognex	98,840		6,838,740
Corning	22,055		715,905
EchoStar, Cl. A	15,280	[b]	448,926

58

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.7% (continued)
Technology Hardware & Equipment - 4.3% (continued)
F5 Networks		6,940	[b]	918,370
Flex		200,559	[b]	2,178,071
FLIR Systems		299,379		11,047,085
Hewlett Packard Enterprise		76,825		742,898
HP		45,400		887,570
IPG Photonics		3,582	[b]	579,317
Jabil		15,780		538,887
Juniper Networks		38,500		962,500
Keysight Technologies		112,099	[b]	11,043,993
Lumentum Holdings		40,319	[b]	3,467,434
Motorola Solutions		25,235		3,905,116
National Instruments		115,559		4,147,413
NetApp		22,755		1,078,359
Pure Storage, Cl. A		27,470	[b]	419,192
TE Connectivity		75,789		7,321,217
Trimble		172,385	[b]	9,034,698
Western Digital		323,229		12,418,458
Xerox Holdings		169,334		3,193,639
Zebra Technologies, Cl. A		18,727	[b]	5,365,847
			109,664,114
Telecommunication Services - .1%
CenturyLink		139,885	[a]	1,503,764
GCI Liberty, Cl. A		9,315	[b]	752,466
Telephone & Data Systems		5,995		138,664
			2,394,894
Transportation - 1.7%
Alaska Air Group		38,510		1,499,965
American Airlines Group		39,040	[a]	509,472
C.H. Robinson Worldwide		10,390		1,021,337
Copa Holdings, Cl. A		16,754	[a]	892,151
Expeditors International of Washington		53,331		4,713,927
J.B. Hunt Transport Services		42,541		5,978,712
JetBlue Airways		36,505	[b]	420,538
Kansas City Southern		44,256		8,056,362
Knight-Swift Transportation Holdings		203,227	[a]	9,238,699
Landstar System		15,410		2,050,917
Lyft, Cl. A		17,050	[a,b]	505,874
Ryder System		17,865		730,679
Southwest Airlines		134,281		5,046,280
United Airlines Holdings		34,750	[a,b]	1,251,000
			41,915,913
Utilities - 3.7%
Ameren		94,278		7,458,333
American Water Works		27,465		3,881,903
Atmos Energy		4,100	[a]	409,262
CenterPoint Energy		276,316	[a]	5,545,662
CMS Energy		57,200		3,460,028
DTE Energy		38,528		4,572,118
Edison International		279,348		14,660,183
Entergy		77,408		7,674,229
Essential Utilities		35,065		1,490,263
Evergy		39,796		2,117,943
Eversource Energy		48,435		4,151,364

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 98.7% (continued)
Utilities - 3.7% (continued)
Exelon		137,928		5,090,922
FirstEnergy		88,697		2,535,847
Hawaiian Electric Industries		2,760		95,524
IDACORP		4,535		407,697
MDU Resources Group		28,140		664,667
NiSource		74,780		1,657,125
NRG Energy		65,635		2,258,500
OGE Energy		17,780		566,471
Pinnacle West Capital		27,400		2,009,790
PPL		336,548		9,298,821
Public Service Enterprise Group		29,385		1,535,072
Sempra Energy		17,545		2,169,439
The AES		70,645		1,253,949
UGI		17,795		614,461
Vistra Energy		213,522		4,106,028
WEC Energy Group		20,550		1,933,344
Xcel Energy		42,585		2,958,593
			94,577,538
Total Common Stocks (cost $1,480,601,255)			2,508,497,693

Exchange-Traded Funds - .3%
Registered Investment Companies - .3%
SPDR S&P MidCap 400 ETF Trust (cost $5,745,119)		20,157		7,083,170
	1-Day Yield (%)
Investment Companies - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $30,699,298)	0.20	30,699,298	[d]	30,699,298

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $18,657,425)	0.20	18,657,425	[d]	18,657,425
Total Investments (cost $1,535,703,097)		101.0%	2,564,937,586
Liabilities, Less Cash and Receivables		(1.0%)	(24,145,435)
Net Assets		100.0%	2,540,792,151

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $138,800,519 and the value of the collateral was $143,654,361, consisting of cash collateral of $18,657,425 and U.S. Government & Agency securities valued at $124,996,936.

bNon-income producing security.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

59

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.2
Industrials	15.5
Health Care	14.9
Consumer Discretionary	11.5
Financials	9.3
Materials	5.4
Real Estate	5.1
Utilities	3.7
Communication Services	3.5
Consumer Staples	2.7
Investment Companies	2.3
Energy	1.9
101.0

† Based on net assets.

See notes to financial statements.

60

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 96.0%
Automobiles & Components - .5%
Gentherm	24,887	[a]	1,125,639
Stoneridge	17,585	[a]	355,217
Visteon	12,290	[a]	927,035
		2,407,891
Banks - 4.2%
Banner	22,553		814,614
Boston Private Financial Holdings	87,359		518,912
Central Pacific Financial	31,103		481,785
Columbia Banking System	37,520		1,047,183
Cullen/Frost Bankers	10,533		731,622
CVB Financial	22,253		405,227
Essent Group	78,683		2,808,983
First Bancorp	312,176		1,788,768
First Bancorp	20,731		423,949
First Interstate BancSystem, Cl. A	90,785		2,977,748
First Merchants	41,858		1,070,728
HarborOne Bancorp	63,203		546,706
Heritage Commerce	52,257		362,141
Heritage Financial	18,690		372,679
Old National Bancorp	83,540		1,167,889
Seacoast Banking Corp. of Florida	42,195	[a]	854,027
Silvergate Capital, Cl. A	10,817	[a]	161,498
UMB Financial	22,001		1,181,894
United Community Bank	63,547		1,151,472
Webster Financial	57,162		1,571,955
		20,439,780
Capital Goods - 10.1%
Advanced Drainage Systems	31,284		1,735,636
Aerojet Rocketdyne Holdings	105,164	[a]	4,350,635
AeroVironment	14,328	[a]	1,094,516
Albany International, Cl. A	3,442		178,640
American Woodmark	13,872	[a]	1,213,800
Astec Industries	20,507		1,081,129
Builders FirstSource	70,397	[a]	2,155,556
Construction Partners, Cl. A	181,222	[a]	3,387,039
Curtiss-Wright	12,697		1,299,157
Dycom Industries	17,618	[a]	1,083,683
EMCOR Group	11,831		887,443
Energy Recovery	169,297	[a,b]	1,440,717
EnerSys	13,686		985,118
Fortress Value Acquisition, Cl. A	121,713	[a]	1,643,125
Granite Construction	33,846	[b]	629,197
Hyster-Yale Materials Handling	6,168		248,817
Kaman	9,376		433,640
Kornit Digital	61,949	[a,b]	3,836,502
Lindsay	7,468		746,277
Masonite International	36,475	[a]	3,329,803
Maxar Technologies	7,033		162,814
Mercury Systems	43,849	[a]	3,321,123
MSC Industrial Direct, Cl. A	10,733		707,305
Proto Labs	6,519	[a]	958,293
Quanta Services	50,658		2,596,222
Rexnord	29,722		860,749
SiteOne Landscape Supply	11,501	[a,b]	1,438,200
Tennant	16,926		1,125,071

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.0% (continued)
Capital Goods - 10.1% (continued)
The AZEK Company	20,930	[a]	826,316
The Gorman-Rupp Company	8,259		263,875
The Greenbrier Companies	38,986		1,060,029
TriMas	24,317	[a]	614,734
Valmont Industries	24,561		3,120,475
Wabash National	48,324		590,036
		49,405,672
Commercial & Professional Services - 2.9%
ADT	165,820	[b]	1,765,983
Clarivate	173,668	[a]	5,112,786
Clean Harbors	22,164	[a]	1,354,220
Covanta Holding	224,802		2,122,131
Huron Consulting Group	11,600	[a]	503,208
Interface	101,039		763,855
Knoll	19,908		256,216
Korn Ferry	26,575		810,537
The Brink's Company	31,863		1,540,895
		14,229,831
Consumer Durables & Apparel - 3.8%
Cavco Industries	3,709	[a]	708,085
Century Communities	49,640	[a,b]	1,771,155
Helen of Troy	3,746	[a]	774,748
KB Home	93,185		3,332,296
M.D.C. Holdings	15,160		657,641
Oxford Industries	12,683		628,189
Skechers U.S.A, CI. A	32,935	[a]	983,110
Skyline Champion	65,238	[a]	1,861,893
Taylor Morrison Home	128,956	[a]	3,034,335
TRI Pointe Group	35,456	[a]	598,497
YETI Holdings	81,029	[a]	4,163,270
		18,513,219
Consumer Services - 2.1%
Cracker Barrel Old Country Store	7,695		1,028,898
Houghton Mifflin Harcourt	452,432	[a]	1,022,496
OneSpaWorld Holdings	163,807	[b]	1,135,183
Papa John's International	30,557		3,003,448
Planet Fitness, Cl. A	48,800	[a]	2,966,552
The Cheesecake Factory	33,404	[b]	986,420
		10,142,997
Diversified Financials - 1.7%
Cohen & Steers	9,482		573,661
Federated Hermes	41,633		995,445
LPL Financial Holdings	11,967		983,209
PJT Partners, Cl. A	67,204		3,977,133
PRA Group	33,801	[a]	1,577,662
		8,107,110
Energy - 1.4%
Ardmore Shipping	84,349		312,091
Cactus, Cl. A	76,834		1,697,263
CNX Resources	46,948	[a]	514,550
Dril-Quip	15,749	[a,b]	521,764
Helix Energy Solutions Group	265,460	[a]	950,347
PBF Energy, Cl. A	146,124		1,250,821
Scorpio Tankers	51,935	[b]	614,910

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.0% (continued)
Energy - 1.4% (continued)
Select Energy Services, Cl. A	195,712	[a]	933,546
		6,795,292
Food & Staples Retailing - .6%
Grocery Outlet Holding	63,541	[a]	2,613,441
The Chefs' Warehouse	33,383	[a]	494,402
		3,107,843
Food, Beverage & Tobacco - 2.7%
Calavo Growers	40,673		2,581,515
Darling Ingredients	80,541	[a]	2,574,896
Freshpet	56,561	[a]	6,425,330
J&J Snack Foods	3,911		531,700
The Hain Celestial Group	34,426	[a,b]	1,128,829
Vital Farms	810	[a]	31,914
		13,274,184
Health Care Equipment & Services - 8.7%
1Life Healthcare	119,445	[a]	3,484,211
Acadia Healthcare	110,669	[a,b]	3,420,779
Accolade	3,623	[a,b]	121,769
AdaptHealth	132,610	[a]	2,815,310
Align Technology	1,771	[a]	525,952
AMN Healthcare Services	8,962	[a]	482,514
AtriCure	35,785	[a]	1,600,663
Evolent Health, Cl. A	164,721	[a,b]	2,360,452
Health Catalyst	135,124	[a,b]	4,213,166
iRhythm Technologies	23,303	[a,b]	5,130,855
LHC Group	6,565	[a]	1,368,409
Molina Healthcare	8,351	[a]	1,544,684
Natus Medical	19,329	[a]	351,015
Nevro	10,306	[a]	1,417,487
NuVasive	17,117	[a]	892,309
Oak Street Health	898	[a]	40,078
Omnicell	10,215	[a]	681,136
R1 RCM	172,848	[a]	2,506,296
Tabula Rasa HealthCare	80,340	[a,b]	4,065,204
Teladoc Health	21,023	[a,b]	4,534,451
TransMedics Group	51,985	[a]	926,893
		42,483,633
Household & Personal Products - .6%
Inter Parfums	61,616		2,752,387
Insurance - 3.8%
BRP Group, Cl. A	147,967	[a]	4,070,572
Kemper	11,054		858,454
Palomar Holdings	87,290	[a]	9,807,031
Safety Insurance Group	6,755		489,062
Selective Insurance Group	18,365		1,098,411
The Hanover Insurance Group	21,636		2,217,474
		18,541,004
Materials - 5.3%
Alamos Gold, Cl. A	648,384		6,782,097
Alcoa	10,884	[a]	159,124
Boise Cascade	17,873		818,583
Cabot	72,900		2,698,029
Carpenter Technology	25,777		542,090
Chase	3,423		333,982
Coeur Mining	180,282	[a]	1,525,186

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.0% (continued)
Materials - 5.3% (continued)
Constellium	67,360	[a]	539,554
Eagle Materials	22,379		1,829,931
IAMGOLD	559,032	[a]	2,398,247
Livent	131,784	[a,b]	1,117,528
Louisiana-Pacific	110,547		3,641,418
Materion	8,347		455,663
Norbord	37,740		1,290,708
Schnitzer Steel Industries, Cl. A	42,200		833,028
Stepan	5,817		670,642
		25,635,810
Media & Entertainment - 2.1%
Cardlytics	37,475	[a,b]	2,842,479
EverQuote, Cl. A	44,709	[a]	1,587,169
Gray Television	66,041	[a]	1,024,956
IMAX	42,457	[a,b]	652,564
John Wiley & Sons, Cl. A	6,214		196,673
MSG Networks, Cl. A	51,608	[a]	502,662
Nexstar Media Group, Cl. A	19,118		1,835,519
Scholastic	21,222		477,495
TEGNA	66,241		829,337
World Wrestling Entertainment, Cl. A	5,461		240,666
		10,189,520
Pharmaceuticals Biotechnology & Life Sciences - 12.7%
10X Genomics, CI. A	15,698	[a]	1,799,305
Acceleron Pharma	9,422	[a,b]	918,362
Adaptive Biotechnologies	22,030	[a]	916,668
Aerie Pharmaceuticals	97,796	[a,b]	1,075,756
Alector	35,209	[a]	454,900
Amicus Therapeutics	70,737	[a]	1,032,760
Arena Pharmaceuticals	53,809	[a]	3,756,944
Ascendis Pharma, ADR	6,111	[a,b]	905,528
AVROBIO	47,672	[a]	825,679
Beam Therapeutics	12,683	[a,b]	318,470
Biohaven Pharmaceutical Holding	27,381	[a,b]	1,735,682
Blueprint Medicines	7,419	[a]	574,453
CareDx	22,331	[a,b]	762,604
Crinetics Pharmaceuticals	34,380	[a]	551,111
CRISPR Therapeutics	13,671	[a,b]	1,277,692
Denali Therapeutics	103,611	[a,b]	3,305,191
Editas Medicine	28,408	[a,b]	1,000,814
FibroGen	53,088	[a]	2,379,935
Generation Bio	49,549	[a]	1,547,415
GW Pharmaceuticals, ADR	19,191	[a,b]	1,994,904
Invitae	72,235	[a,b]	2,525,336
Iovance Biotherapeutics	25,976	[a,b]	865,780
MeiraGTx Holdings	32,476	[a]	422,513
NanoString Technologies	42,671	[a,b]	1,727,322
Natera	33,580	[a]	2,139,382
NeoGenomics	42,970	[a]	1,673,681
Pacific Biosciences of California	140,493	[a]	927,254
Passage Bio	43,656	[a]	722,943
Pliant Therapeutics	7,350	[a]	184,852
Prevail Therapeutics	59,185	[a]	725,016
PTC Therapeutics	45,918	[a]	2,269,497

62

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.0% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 12.7% (continued)
Quanterix	59,978	[a,b]	2,135,217
Sarepta Therapeutics	8,710	[a]	1,275,318
Syneos Health	42,824	[a]	2,702,194
Twist Bioscience	44,286	[a]	3,096,920
Ultragenyx Pharmaceutical	37,115	[a,b]	3,157,002
uniQure	46,974	[a]	1,915,130
Veracyte	24,211	[a,b]	806,468
Voyager Therapeutics	88,082	[a]	1,038,487
Xenon Pharmaceuticals	181,633	[a,b]	2,206,841
Zogenix	88,166	[a]	2,086,889
		61,738,215
Real Estate - 4.9%
Agree Realty	16,429	[c]	1,099,429
Colliers International Group	32,904		2,084,139
CoreSite Realty	21,792	[c]	2,668,430
Equity Commonwealth	29,722	[c]	932,974
Newmark Group, Cl. A	92,899		411,543
Physicians Realty Trust	141,639	[b,c]	2,570,748
Potlatchdeltic	39,715	[c]	1,828,479
Rayonier	37,489	[c]	1,097,678
Redfin	151,419	[a,b]	7,203,002
STAG Industrial	19,828	[c]	640,444
Sunstone Hotel Investors	99,841	[c]	831,676
Terreno Realty	17,066	[c]	1,017,816
Urban Edge Properties	74,396	[c]	785,622
Weingarten Realty Investors	39,065	[c]	682,466
		23,854,446
Retailing - 1.9%
Asbury Automotive Group	1,519	[a]	160,695
Dillard's, Cl. A	12,079	[b]	364,907
Etsy	13,955	[a]	1,670,413
Group 1 Automotive	2,044		176,683
Kohl's	16,553	[b]	353,572
National Vision Holdings	91,125	[a]	3,423,566
Nordstrom	20,211	[b]	323,376
Ollie's Bargain Outlet Holdings	20,568	[a]	1,965,067
Urban Outfitters	35,121	[a,b]	826,748
		9,265,027
Semiconductors & Semiconductor Equipment - 2.3%
Diodes	87,769	[a]	4,288,393
First Solar	19,755	[a,b]	1,513,035
Power Integrations	32,810		1,836,376
Semtech	60,882	[a]	3,570,729
		11,208,533
Software & Services - 14.0%
CACI International, Cl. A	13,588	[a]	3,182,174
Cardtronics, Cl. A	46,913	[a]	1,018,481
Cloudera	414,667	[a,b]	5,477,751
CSG Systems International	16,913		719,986
Everbridge	64,069	[a,b]	9,521,294
EVERTEC	57,888		2,027,238
HubSpot	13,170	[a]	3,946,786
I3 Verticals, Cl. A	79,970	[a]	2,230,363

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.0% (continued)
Software & Services - 14.0% (continued)
KBR	51,249		1,280,712
MAXIMUS	4,679		362,856
Medallia	204,203	[a,b]	7,390,107
Mimecast	132,744	[a]	6,536,315
nCino	381	[a]	35,414
NIC	30,834		659,231
Progress Software	25,806		977,789
Proofpoint	21,265	[a]	2,332,133
Q2 Holdings	30,875	[a,b]	3,003,829
Rapid7	72,922	[a,b]	4,708,574
Shopify, Cl. A	2,621	[a]	2,795,087
Twilio, Cl. A	27,056	[a]	7,298,627
Zendesk	28,536	[a]	2,750,300
		68,255,047
Technology Hardware & Equipment - 3.0%
Calix	44,708	[a]	869,571
Ciena	71,188	[a]	4,041,343
Coherent	12,618	[a]	1,421,544
Fabrinet	13,744	[a]	959,056
FLIR Systems	17,353		640,326
Littelfuse	5,547		1,003,119
Lumentum Holdings	28,761	[a]	2,473,446
NETGEAR	59,796	[a]	1,994,197
nLight	62,027	[a]	1,448,951
		14,851,553
Telecommunication Services - 2.0%
Bandwidth, Cl. A	61,109	[a,b]	9,623,445
Transportation - 2.6%
Echo Global Logistics	18,640	[a]	509,245
JetBlue Airways	46,106	[a]	531,141
Knight-Swift Transportation Holdings	73,519	[b]	3,342,174
Marten Transport	92,441		1,678,729
Scorpio Bulkers	4,691	[b]	65,533
SkyWest	112,338		3,780,174
Werner Enterprises	60,962		2,804,862
		12,711,858
Utilities - 2.1%
Avista	22,986		847,264
Chesapeake Utilities	8,832		722,458
Clearway Energy, Cl. C	119,847		3,057,297
NextEra Energy Partners	42,307	[b]	2,551,958
NorthWestern	13,543		699,361
PNM Resources	17,795		777,286
Portland General Electric	20,444		779,939
Southwest Gas Holdings	11,531		724,954
		10,160,517
Total Common Stocks (cost $344,228,329)		467,694,814

Exchange-Traded Funds - .9%
Registered Investment Companies - .9%
iShares Russell 2000 ETF	10,685	[b]	1,660,770
iShares Russell 2000 Growth ETF	8,077	[b]	1,829,602
iShares Russell 2000 Value ETF	9,388	[b]	984,238
Total Exchange-Traded Funds (cost $3,783,191)		4,474,610

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.9%
Registered Investment Companies - 2.9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $14,108,238)	0.20	14,108,238	[d] 14,108,238

Investment of Cash Collateral for Securities Loaned - 3.3%
Registered Investment Companies - 3.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $16,027,508)	0.20	16,027,508	[d] 16,027,508
Total Investments (cost $378,147,266)		103.1%	502,305,170
Liabilities, Less Cash and Receivables		(3.1%)	(15,300,288)
Net Assets		100.0%	487,004,882

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $78,159,101 and the value of the collateral was $80,044,103, consisting of cash collateral of $16,027,508 and U.S. Government & Agency securities valued at $64,016,595.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	21.4
Information Technology	19.4
Industrials	15.3
Financials	9.7
Consumer Discretionary	8.3
Investment Companies	7.1
Materials	5.2
Real Estate	4.9
Communication Services	4.1
Consumer Staples	3.9
Utilities	2.1
Energy	1.4
Diversified	.3
103.1

† Based on net assets.

See notes to financial statements.

64

BNY Mellon Focused Equity Opportunities Fund
Description	Shares	Value ($)
Common Stocks - 99.8%
Banks - 2.4%
Truist Financial	278,772	10,819,141
Capital Goods - 8.6%
Deere & Co.	70,388	14,785,703
Honeywell International	74,014	12,253,018
Otis Worldwide	196,262	12,344,880
		39,383,601
Consumer Durables & Apparel - 2.1%
NIKE, Cl. B	84,461	9,450,341
Consumer Services - 2.8%
Yum! Brands	134,358	12,878,214
Diversified Financials - 2.6%
CME Group	66,130	11,630,283
Energy - 2.1%
Chevron	112,646	9,454,379
Food, Beverage & Tobacco - 4.3%
Philip Morris International	135,936	10,846,334
The Coca-Cola Company	173,702	8,603,460
		19,449,794
Health Care Equipment & Services - 6.1%
Boston Scientific	384,210	[a] 15,760,294
CVS Health	196,748	12,221,986
		27,982,280
Household & Personal Products - 2.2%
The Procter & Gamble Company	71,398	9,876,485
Insurance - 3.2%
American International Group	497,177	14,487,738
Materials - 3.0%
Air Products & Chemicals	46,875	13,699,688
Media & Entertainment - 13.1%
Alphabet, Cl. A	12,285	[a] 20,018,776
Comcast, Cl. A	293,120	13,134,707
Facebook, Cl. A	90,967	[a] 26,671,525
		59,825,008
Pharmaceuticals Biotechnology & Life Sciences - 5.9%
AbbVie	140,790	13,483,458
Bristol-Myers Squibb	214,949	13,369,828
		26,853,286
Real Estate - 2.4%
American Tower	43,869	[b] 10,929,961
Retailing - 5.6%
Amazon.com	7,375	[a] 25,450,830
Semiconductors & Semiconductor Equipment - 11.2%
Advanced Micro Devices	195,895	[a] 17,791,184
Lam Research	40,202	13,521,541
NVIDIA	37,034	19,812,449
		51,125,174
Software & Services - 13.2%
Adobe	26,331	[a] 13,518,072
Microsoft	128,711	29,028,192
Visa, Cl. A	83,978	[c] 17,802,496
		60,348,760
Technology Hardware & Equipment - 7.9%
Apple	280,389	36,181,397

BNY Mellon Focused Equity Opportunities Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.8% (continued)
Utilities - 1.1%
NextEra Energy	18,577	5,186,141
Total Investments (cost $293,768,937)	99.8%	455,012,501
Cash and Receivables (Net)	.2%	882,402
Net Assets	100.0%	455,894,903

aNon-income producing security.

bInvestment in real estate investment trust within the United States.

cSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $17,697,349 and the value of the collateral was $18,368,359, consisting of U.S. Government & Agency securities.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	32.4
Communication Services	13.1
Health Care	12.0
Consumer Discretionary	10.5
Industrials	8.7
Financials	8.1
Consumer Staples	6.4
Materials	3.0
Real Estate	2.4
Energy	2.1
Utilities	1.1
99.8

† Based on net assets.

See notes to financial statements.

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.3%
Banks - 3.4%
Cullen/Frost Bankers	23,395		1,625,017
Essent Group	42,901		1,531,566
First Bancorp	93,537		535,967
First Interstate BancSystem, Cl. A	15,530		509,384
First Merchants	12,673		324,175
First Republic Bank	1,398		157,848
SVB Financial Group	6,754	[a]	1,724,836
TCF Financial	13,038		350,461
		6,759,254
Capital Goods - 6.9%
Aerojet Rocketdyne Holdings	24,211	[a]	1,001,609
Allegion	1,248		129,031
AMETEK	1,873		188,611
Builders FirstSource	24,747	[a]	757,753
Construction Partners, Cl. A	33,401	[a]	624,265
Curtiss-Wright	16,887		1,727,878
Energy Recovery	30,811	[a,b]	262,202
Graco	3,872		224,653
Kornit Digital	15,176	[a]	939,850
Masco	3,512		204,750
Masonite International	9,530	[a]	869,994
Maxar Technologies	2,604		60,283
Mercury Systems	17,440	[a]	1,320,906
Owens Corning	12,340		834,678
Proto Labs	1,597	[a]	234,759
Quanta Services	20,678		1,059,747
Roper Technologies	1,591		679,659
SiteOne Landscape Supply	2,817	[a]	352,266
The AZEK Company	5,127	[a]	202,414
The Greenbrier Companies	30,990		842,618
Valmont Industries	6,449		819,345
Virgin Galactic Holdings	9,383	[a,b]	167,956
		13,505,227
Commercial & Professional Services - 6.2%
ADT	63,271	[b]	673,836
Clarivate	177,061	[a]	5,212,676
Clean Harbors	8,434	[a]	515,317
CoreLogic	26,095		1,732,708
CoStar Group	735	[a]	623,721
Covanta Holding	77,889		735,272
Equifax	9,950		1,674,286
The Brink's Company	11,355		549,128
Waste Connections	5,597		559,868
		12,276,812
Consumer Durables & Apparel - 2.9%
Hasbro	5,515		435,354
KB Home	23,382		836,140
Lululemon Athletica	3,074	[a]	1,154,810
Peloton Interactive, Cl. A	18,130	[a]	1,390,027
Skechers U.S.A, CI. A	29,185	[a]	871,172
Taylor Morrison Home	24,617	[a]	579,238
YETI Holdings	9,554	[a]	490,884
		5,757,625
Consumer Services - 3.3%
Cracker Barrel Old Country Store	2,893		386,823

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Consumer Services - 3.3% (continued)
DraftKings, Cl. A	5,117	[a,b]	180,937
Grand Canyon Education	14,221	[a]	1,337,343
Norwegian Cruise Line Holdings	45,513	[a,b]	778,727
OneSpaWorld Holdings	14,261	[b]	98,829
Planet Fitness, Cl. A	17,955	[a]	1,091,484
Service Corp. International	48,138		2,197,500
Wynn Resorts	3,809		333,097
		6,404,740
Diversified Financials - 2.2%
Ares Management, Cl. A	3,996		161,638
LPL Financial Holdings	6,785		557,456
PJT Partners, Cl. A	31,011		1,835,231
PRA Group	12,066	[a]	563,181
Tradeweb Markets, Cl. A	3,827		219,249
Voya Financial	17,332	[b]	899,704
		4,236,459
Energy - .6%
Cactus, Cl. A	9,224		203,758
Parsley Energy, Cl. A	52,113		560,215
PBF Energy, Cl. A	40,104		343,290
Scorpio Tankers	9,920	[b]	117,453
		1,224,716
Food & Staples Retailing - .9%
Casey's General Stores	6,855		1,219,162
Grocery Outlet Holding	15,566	[a]	640,230
		1,859,392
Food, Beverage & Tobacco - 1.9%
Calavo Growers	7,048		447,337
Darling Ingredients	14,033	[a]	448,635
Freshpet	13,856	[a]	1,574,042
Ingredion	10,634		855,399
J&J Snack Foods	3,459		470,251
Vital Farms	207	[a]	8,156
		3,803,820
Health Care Equipment & Services - 10.1%
1Life Healthcare	29,262	[a]	853,573
ABIOMED	2,420	[a]	744,440
Acadia Healthcare	27,701	[a,b]	856,238
Accolade	924	[a,b]	31,056
AdaptHealth	36,622	[a]	777,485
Align Technology	3,643	[a]	1,081,898
Amedisys	8,099	[a]	1,959,148
AtriCure	8,766	[a]	392,103
Boston Scientific	10,429	[a]	427,798
Centene	7,741	[a]	474,678
DexCom	3,217	[a]	1,368,544
Encompass Health	41,576		2,712,418
Evolent Health, Cl. A	23,145	[a,b]	331,668
Health Catalyst	10,814	[a]	337,181
Insulet	1,468	[a]	320,391
iRhythm Technologies	5,708	[a,b]	1,256,787
Laboratory Corp. of America Holdings	1,011	[a]	177,683
Molina Healthcare	7,160	[a]	1,324,385
Nevro	2,524	[a]	347,151

66

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Health Care Equipment & Services - 10.1% (continued)
Oak Street Health	228	[a]	10,176
Omnicell	12,001	[a]	800,227
Tabula Rasa HealthCare	23,124	[a,b]	1,170,074
Teladoc Health	8,066	[a,b]	1,739,756
Teleflex	428		168,183
TransMedics Group	12,717	[a]	226,744
		19,889,785
Household & Personal Products - .3%
Inter Parfums	12,603		562,976
Insurance - 1.5%
BRP Group, Cl. A	15,809	[a]	434,906
Markel	350	[a]	380,390
Palomar Holdings	12,983	[a]	1,458,640
The Hanover Insurance Group	7,493		767,958
		3,041,894
Materials - 5.9%
Alamos Gold, Cl. A	25,690		268,717
AptarGroup	19,197		2,272,733
Cabot	12,478		461,811
Constellium	16,503	[a]	132,189
Crown Holdings	12,007	[a]	922,738
Eagle Materials	7,785		636,579
FMC	13,351		1,426,688
Huntsman	22,737		491,574
Kinross Gold	149,799	[a]	1,330,215
Louisiana-Pacific	36,003		1,185,939
Newmont	10,850		729,988
Norbord	10,805	[b]	369,531
The Mosaic Company	55,699		1,015,393
Vulcan Materials	2,434		292,080
		11,536,175
Media & Entertainment - 2.0%
Cardlytics	13,746	[a,b]	1,042,634
EverQuote, Cl. A	16,704	[a]	592,992
Liberty Media Corp-Liberty Formula One, Cl. C	7,545	[a]	294,104
Live Nation Entertainment	5,483	[a]	311,434
Nexstar Media Group, Cl. A	3,501		336,131
Spotify Technology	2,164	[a]	610,594
Twitter	16,332	[a]	662,753
		3,850,642
Pharmaceuticals Biotechnology & Life Sciences - 9.8%
10X Genomics, CI. A	7,431	[a]	851,741
Acceleron Pharma	3,610	[a,b]	351,867
Adaptive Biotechnologies	5,396	[a]	224,528
Aerie Pharmaceuticals	29,218	[a,b]	321,398
Alector	14,199	[a]	183,451
Amicus Therapeutics	17,329	[a]	253,003
Arena Pharmaceuticals	7,091	[a]	495,094
Ascendis Pharma, ADR	1,497	[a,b]	221,825
AVROBIO	11,679	[a]	202,280
Beam Therapeutics	3,106	[a,b]	77,992
Biohaven Pharmaceutical Holding	9,474	[a,b]	600,557
BioMarin Pharmaceutical	1,188	[a]	92,700

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 9.8% (continued)
Blueprint Medicines	1,817	[a]	140,690
CareDx	5,470	[a]	186,800
Crinetics Pharmaceuticals	8,423	[a]	135,021
CRISPR Therapeutics	3,348	[a,b]	312,904
Denali Therapeutics	13,779	[a,b]	439,550
Editas Medicine	6,959	[a,b]	245,166
FibroGen	11,800	[a]	528,994
Generation Bio	6,740	[a]	210,490
GW Pharmaceuticals, ADR	7,891	[a,b]	820,269
Horizon Therapeutics	5,365	[a]	403,019
Illumina	1,383	[a]	494,035
Invitae	25,744	[a,b]	900,010
Iovance Biotherapeutics	6,363	[a]	212,079
MeiraGTx Holdings	7,955	[a]	103,495
Mylan	32,629	[a]	534,463
NanoString Technologies	10,454	[a,b]	423,178
Natera	8,227	[a]	524,142
NeoGenomics	10,527	[a]	410,027
Neurocrine Biosciences	9,729	[a]	1,132,650
Pacific Biosciences of California	34,419	[a]	227,165
Passage Bio	10,695	[a]	177,109
Pliant Therapeutics	1,875	[a]	47,156
Prevail Therapeutics	14,499	[a]	177,613
PTC Therapeutics	8,002	[a]	395,499
Quanterix	14,695	[a]	523,142
Sarepta Therapeutics	9,874	[a]	1,445,751
Syneos Health	15,861	[a]	1,000,829
Twist Bioscience	10,849	[a]	758,671
Ultragenyx Pharmaceutical	10,045	[a]	854,428
uniQure	7,270	[a]	296,398
Veracyte	5,931	[a,b]	197,562
Voyager Therapeutics	15,412	[a]	181,707
Xenon Pharmaceuticals	22,182	[a,b]	269,511
Zogenix	25,799	[a]	610,662
		19,196,621
Real Estate - 4.7%
Americold Realty Trust	67,282	[c]	2,580,265
Colliers International Group	11,572	[b]	732,970
CoreSite Realty	7,480	[c]	915,926
Equinix	504	[c]	398,049
Physicians Realty Trust	88,366	[c]	1,603,843
Redfin	31,314	[a,b]	1,489,607
Sunstone Hotel Investors	72,541	[c]	604,267
Urban Edge Properties	93,268	[c]	984,910
		9,309,837
Retailing - 1.5%
Etsy	3,417	[a]	409,015
National Vision Holdings	22,324	[a]	838,713
Ollie's Bargain Outlet Holdings	13,702	[a]	1,309,089
Ross Stores	4,841		440,918
		2,997,735
Semiconductors & Semiconductor Equipment - 3.0%
First Solar	23,334	[a,b]	1,787,151

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
Semiconductors & Semiconductor Equipment - 3.0% (continued)
MKS Instruments		2,476		295,956
NVIDIA		616		329,548
ON Semiconductor		50,344	[a]	1,075,851
Power Integrations		8,038		449,887
Semtech		10,651	[a]	624,681
Skyworks Solutions		6,853		992,657
Teradyne		4,681		397,745
			5,953,476
Software & Services - 20.4%
Amdocs		29,800		1,824,654
CACI International, Cl. A		11,747	[a]	2,751,030
Cardtronics, Cl. A		14,497	[a]	314,730
Cloudera		95,140	[a]	1,256,799
DocuSign		8,557	[a]	1,908,211
Euronet Worldwide		11,362	[a]	1,174,604
Everbridge		17,192	[a,b]	2,554,903
Fidelity National Information Services		4,612		695,720
HubSpot		5,620	[a]	1,684,202
I3 Verticals, Cl. A		19,591	[a]	546,393
Jack Henry & Associates		9,854		1,630,049
MAXIMUS		24,522		1,901,681
Medallia		55,049	[a,b]	1,992,223
Mimecast		12,812	[a]	630,863
nCino		99	[a]	9,202
Nuance Communications		82,552	[a]	2,473,258
Proofpoint		19,157	[a]	2,100,948
Q2 Holdings		7,597	[a,b]	739,112
Rapid7		17,864	[a,b]	1,153,478
ServiceNow		2,124	[a]	1,023,810
Shopify, Cl. A		1,621	[a]	1,728,667
Slack Technologies, Cl. A		73,678	[a]	2,419,585
Splunk		5,017	[a]	1,100,379
Square, Cl. A		9,479	[a]	1,512,469
SS&C Technologies Holdings		4,431		282,343
Twilio, Cl. A		12,565	[a]	3,389,534
Zendesk		10,421	[a]	1,004,376
Zoom Video Communications, CI. A		908	[a]	295,191
			40,098,414
Technology Hardware & Equipment - 4.6%
Amphenol, Cl. A		3,441		377,822
Ciena		14,963	[a]	849,449
Cognex		2,306		159,552
Dolby Laboratories, Cl. A		26,169		1,827,905
FLIR Systems		74,807		2,760,378
Littelfuse		1,359		245,762
Lumentum Holdings		10,365	[a]	891,390
NETGEAR		6,722	[a]	224,179
nLight		15,195	[a]	354,955
Trimble		4,363	[a]	228,665
Western Digital		22,908		880,125
Zebra Technologies, Cl. A		629	[a]	180,227
			8,980,409

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
Telecommunication Services - 1.2%
Bandwidth, Cl. A		14,968	[a]	2,357,161
Transportation - 2.5%
Knight-Swift Transportation Holdings		52,795	[b]	2,400,061
Marten Transport		19,059		346,111
SkyWest		51,296		1,726,110
Werner Enterprises		10,606		487,982
			4,960,264
Utilities - 1.5%
Clearway Energy, Cl. C		41,266		1,052,696
NextEra Energy Partners		14,356	[b]	865,954
PPL		34,974		966,332
			2,884,982
Total Common Stocks (cost $130,971,494)			191,448,416

Exchange-Traded Funds - 1.1%
Registered Investment Companies - 1.1%
iShares Russell 2000 ETF		6,496	[b]	1,009,673
iShares Russell 2000 Growth ETF		3,180		720,334
iShares Russell Mid-Cap Growth ETF		2,117		371,660
Total Exchange-Traded Funds (cost $2,102,592)			2,101,667
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,336,461)	0.20	3,336,461	[d]	3,336,461

Investment of Cash Collateral for Securities Loaned - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,021,330)	0.20	5,021,330	[d]	5,021,330
Total Investments (cost $141,431,877)		102.7%	201,907,874
Liabilities, Less Cash and Receivables		(2.7%)	(5,222,479)
Net Assets		100.0%	196,685,395

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $24,551,777 and the value of the collateral was $25,062,426, consisting of cash collateral of $5,021,330 and U.S. Government & Agency securities valued at $20,041,096.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

68

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.9
Health Care	19.9
Industrials	15.6
Consumer Discretionary	7.7
Financials	7.1
Materials	5.9
Investment Companies	5.4
Real Estate	4.7
Consumer Staples	3.2
Communication Services	3.2
Utilities	1.5
Energy	.6
102.7

† Based on net assets.

See notes to financial statements.

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 97.0%
Australia - 7.6%
AGL Energy	279,348	3,049,290
Aristocrat Leisure	215,561	4,510,462
Brambles	724,529	5,926,234
Fortescue Metals Group	1,351,403	17,362,989
Macquarie Group	132,637	12,492,434
		43,341,409
Austria - .9%
OMV	152,907	4,974,175
Denmark - 2.5%
Vestas Wind Systems	95,117	14,462,011
France - 10.6%
Atos	37,067	3,206,958
BNP Paribas	255,975	11,169,429
Cie Generale des Etablissements Michelin	23,632	2,668,402
Klepierre	188,372	[a] 3,099,905
LVMH Moet Hennessy Louis Vuitton	24,293	11,387,292
Sanofi	162,204	16,427,959
Teleperformance	19,509	6,015,827
Vinci	63,657	5,969,336
		59,945,108
Germany - 5.6%
Allianz	39,686	8,596,658
Deutsche Post	101,384	4,612,009
Deutsche Telekom	729,404	12,838,905
Evonik Industries	121,063	3,510,634
HeidelbergCement	37,473	2,379,913
		31,938,119
Hong Kong - 2.0%
Galaxy Entertainment Group	842,000	[a] 6,632,616
Sun Hung Kai Properties	345,000	4,638,461
		11,271,077
Ireland - .9%
ICON	26,158	[b] 4,876,113
Italy - 2.1%
Enel	1,285,667	11,643,429
Japan - 21.6%
Advantest	82,200	3,934,797
Asahi Kasei	224,200	1,883,945
Casio Computer	262,400	4,233,976
Hitachi	229,800	7,658,915
ITOCHU	201,100	5,171,089
Minebea Mitsumi	179,600	3,118,391
Mitsubishi Electric	644,500	8,902,455
Nintendo	11,500	6,160,695
Nippon Telegraph & Telephone	556,900	12,679,643
Ono Pharmaceutical	157,800	4,766,107
Recruit Holdings	135,000	5,131,568
Seven & i Holdings	123,300	3,996,496
Shionogi & Co.	132,900	7,381,869
Sony	269,300	21,126,504
Sumitomo Mitsui Financial Group	372,200	10,957,084
Tokyo Electron	19,900	5,101,119
Trend Micro	121,300	7,512,892

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.0% (continued)
Japan - 21.6% (continued)
West Japan Railway	53,300	2,803,515
		122,521,060
Netherlands - 6.6%
Heineken	100,658	9,316,525
ING Groep	496,091	[b] 4,028,037
Koninklijke Ahold Delhaize	415,400	12,501,998
NN Group	140,864	5,303,557
Royal Dutch Shell, Cl. B	434,924	6,180,119
		37,330,236
Portugal - .5%
Galp Energia	257,973	2,762,049
Singapore - 1.4%
Singapore Exchange	422,800	2,675,615
United Overseas Bank	374,200	5,379,701
		8,055,316
Spain - 4.6%
ACS Actividades de Construccion y Servicios	164,875	4,037,383
Amadeus IT Group	102,465	5,735,996
Enagas	107,165	2,620,371
Iberdrola	539,452	6,791,616
Industria de Diseno Textil	247,242	6,948,339
		26,133,705
Sweden - 5.1%
Epiroc, Cl. A	509,176	7,578,951
Essity, Cl. B	356,848	12,277,505
Swedish Match	122,214	9,277,175
		29,133,631
Switzerland - 11.3%
Logitech International	83,304	6,157,833
Novartis	206,797	17,853,242
Roche Holding	61,088	21,334,677
Sonova Holding	29,762	[b] 6,950,338
STMicroelectronics	315,428	9,489,447
UBS Group	185,150	[b] 2,249,984
		64,035,521
United Kingdom - 13.7%
Anglo American	310,971	7,617,944
BAE Systems	762,829	5,298,422
Berkeley Group Holdings	70,993	4,326,486
Bunzl	128,419	4,157,704
Centrica	6,524,546	[b] 4,015,465
Diageo	142,563	4,782,382
Ferguson	78,769	7,766,519
GlaxoSmithKline	327,037	6,435,094
Legal & General Group	3,247,949	9,434,505
Melrose Industries	999,112	1,359,603
Tate & Lyle	282,390	2,573,692
Unilever	213,051	12,701,898
Vodafone Group	5,025,471	7,486,315
		77,956,029
Total Common Stocks (cost $558,098,150)		550,378,988

70

BNY Mellon International Fund (continued)
Description		Shares	Value ($)
Exchange-Traded Funds - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (cost $5,441,765)		83,181	5,405,101
1-Day Yield (%)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $693,349)	0.20	693,349	[c] 693,349

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $91,080)	0.20	91,080	[c] 91,080
Total Investments (cost $564,324,344)		98.1%	556,568,518
Cash and Receivables (Net)		1.9%	10,787,410
Net Assets		100.0%	567,355,928

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $3,155,551 and the value of the collateral was $3,455,352, consisting of cash collateral of $91,080 and U.S. Government & Agency securities valued at $3,364,272.

bNon-income producing security.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	13.9
Capital Goods	11.9
Consumer Durables & Apparel	7.2
Telecommunication Services	5.8
Materials	5.8
Banks	5.6
Utilities	5.0
Food, Beverage & Tobacco	4.6
Household & Personal Products	4.4
Insurance	4.1
Semiconductors & Semiconductor Equipment	3.3
Diversified Financials	3.1
Commercial & Professional Services	3.0
Food & Staples Retailing	2.9
Software & Services	2.9
Energy	2.4
Technology Hardware & Equipment	2.4
Consumer Services	2.0
Real Estate	1.4
Transportation	1.3
Health Care Equipment & Services	1.2
Retailing	1.2
Investment Companies	1.1
Media & Entertainment	1.1
Automobiles & Components	.5
98.1

† Based on net assets.

See notes to financial statements.

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Emerging Markets Fund
Description	Shares		Value ($)
Common Stocks - 96.7%
Argentina - 1.1%
Globant	47,589	[a]	8,450,855
Brazil - 3.3%
Banco do Brasil	654,500		3,924,491
CCR	2,291,900		5,572,348
Cia Brasileira de Distribuicao	125,900		1,470,767
EDP - Energias do Brasil	1,330,800		4,554,623
Minerva	2,276,400	[a]	5,426,628
YDUQS Participacoes	945,000		4,648,672
		25,597,529
China - 39.4%
Agricultural Bank of China, Cl. H	8,763,000		2,928,462
Alibaba Group Holding, ADR	254,188	[a]	72,959,582
Anhui Conch Cement, Cl. H	983,500		7,131,777
ANTA Sports Products	945,000		9,333,920
China Construction Bank, Cl. H	22,495,939		15,935,422
China Medical System Holdings	2,454,000		2,770,574
China Minsheng Banking, Cl. H	5,226,500		3,183,025
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	810,610		3,370,249
China Yangtze Power, Cl. A	1,558,752		4,388,737
CNOOC	4,419,000		5,028,977
ENN Energy Holdings	587,400		6,518,077
Gree Electric Appliances of Zhuhai, Cl. A	389,800		3,099,157
Meituan Dianping, Cl. B	627,300	[a]	20,688,225
New China Life Insurance, Cl. H	1,056,800		4,220,273
PICC Property & Casualty, Cl. H	4,012,000		3,100,808
Ping An Insurance Group Company of China, Cl. H	2,185,000		23,273,174
Shanghai Pharmaceuticals Holding, Cl. H	3,872,500		6,905,364
Sunny Optical Technology Group	210,500		3,120,752
TAL Education Group, ADR	70,181	[a]	5,180,060
Tencent Holdings	1,257,200		86,055,147
Times China Holdings	2,542,000		3,909,659
Wuliangye Yibin, Cl. A	300,200		10,510,591
Wuxi Biologics Cayman	196,500	[a,b]	5,106,333
		308,718,345
Greece - .6%
OPAP	475,058		4,353,872
Hong Kong - 2.4%
China Unicom Hong Kong	7,278,000		5,155,508
Galaxy Entertainment Group	981,224	[a]	7,729,313
Shimao Group Holdings	1,316,000		5,926,092
		18,810,913
India - 6.6%
ACC	307,433		5,520,700
Amara Raja Batteries	335,511		3,318,075
Hero MotoCorp	93,089		3,801,653
Hindustan Petroleum	1,194,703		3,271,302
Hindustan Unilever	220,139		6,332,389
Housing Development Finance	142,725		3,553,413
ICICI Bank	691,191	[a]	3,705,383
Infosys	246,096		3,104,639
Larsen & Toubro	195,171		2,505,544
Petronet LNG	1,212,556		3,959,350

BNY Mellon Emerging Markets Fund (continued)
Description	Shares		Value ($)
Common Stocks - 96.7% (continued)
India - 6.6% (continued)
REC	2,112,280		3,046,137
Shriram Transport Finance	390,461		3,726,242
UPL	880,940		6,055,247
		51,900,074
Indonesia - .9%
Astra International	2,052,600		718,850
Bank Rakyat Indonesia	12,288,000		2,961,777
Indofood Sukses Makmur	7,170,400		3,754,458
		7,435,085
Malaysia - .5%
MISC	2,047,800		3,741,149
Mexico - 3.5%
America Movil, ADR, Cl. L	464,857		5,657,310
Arca Continental	1,313,700		5,971,746
Gruma, Cl. B	393,640		4,650,212
Grupo Aeroportuario del Centro Norte	314,500	[a]	1,440,273
Grupo Financiero Banorte, Cl. O	1,140,100	[a]	3,918,084
Wal-Mart de Mexico	2,307,577		5,525,868
		27,163,493
Philippines - .9%
Ayala Land	2,140,300		1,271,334
International Container Terminal Services	1,923,640		4,165,870
Puregold Price Club	1,362,380		1,517,346
		6,954,550
Poland - .4%
Play Communications	398,834	[b]	3,311,614
Russia - 3.7%
Lukoil, ADR	156,142		10,497,427
Sberbank of Russia, ADR	835,058	[a]	10,187,708
X5 Retail Group, GDR	107,997		3,952,690
Yandex, Cl. A	57,913	[a]	3,951,404
		28,589,229
Saudi Arabia - .9%
Abdullah Al Othaim Markets	110,325		3,671,175
Jarir Marketing	78,538		3,421,752
		7,092,927
Singapore - 1.6%
Sea, ADR	83,261	[a,c]	12,723,113
South Africa - 3.6%
Clicks Group	561,781		7,622,425
Impala Platinum Holdings	531,140		4,899,601
Mediclinic International	1,103,089		3,833,841
Sibanye Stillwater	3,929,046		11,888,254
		28,244,121
South Korea - 8.9%
DB Insurance	81,316		2,987,998
Hana Financial Group	132,032		3,134,357
Hyundai Mobis	57,117		10,770,442
KB Financial Group	220,762		6,848,287
Korea Investment Holdings	98,800		5,065,174
Kumho Petrochemical	53,359		4,514,336
POSCO	38,853		6,034,496
Samsung Electronics	510,947		23,226,819

72

BNY Mellon Emerging Markets Fund (continued)
Description		Shares	Value ($)
Common Stocks - 96.7% (continued)
South Korea - 8.9% (continued)
Shinhan Financial Group		159,079	3,970,614
SK Hynix		50,393	3,185,886
			69,738,409
Taiwan - 15.1%
Chailease Holding		4,212,948	18,594,031
Chicony Electronics		1,779,000	5,365,830
MediaTek		686,000	12,999,199
Taiwan Semiconductor Manufacturing		4,980,000	72,387,915
TCI		110,303	1,204,850
Wiwynn		116,000	3,091,594
Yageo		439,000	4,982,261
			118,625,680
Thailand - 1.1%
Advanced Info Service		629,500	3,701,454
Thai Beverage		3,812,300	1,723,248
Thanachart Capital		2,973,500	3,081,223
			8,505,925
Turkey - 1.2%
BIM Birlesik Magazalar		546,720	5,053,120
Eregli Demir ve Celik Fabrikalari		3,701,598	4,396,940
			9,450,060
United Arab Emirates - 1.0%
Dubai Islamic Bank		6,978,010	7,788,912
Total Common Stocks (cost $502,413,637)			757,195,855

Exchange-Traded Funds - 1.0%
United States - 1.0%
iShares MSCI Emerging Markets ETF (cost $7,939,433)		178,635	[c] 7,956,403
	Preferred Dividend Rate (%)
Preferred Stocks - .5%
Brazil - .5%
Banco do Estado do Rio Grande do Sul, Cl. B (cost $8,190,751)	5.38	1,669,800	3,980,576
		Number of Rights
Rights - .0%
Taiwan - .0%
Chailease Holding (cost $0)		365,991	0

BNY Mellon Emerging Markets Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,823,602)	0.20	6,823,602	[d] 6,823,602
Total Investments (cost $525,367,423)		99.1%	775,956,436
Cash and Receivables (Net)		.9%	7,370,462
Net Assets		100.0%	783,326,898

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $8,417,947 or 1.07% of net assets.

cSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $20,389,200 and the value of the collateral was $21,061,842, consisting of U.S. Government & Agency securities.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Media & Entertainment	13.1
Retailing	12.4
Semiconductors & Semiconductor Equipment	11.3
Banks	10.1
Materials	6.4
Technology Hardware & Equipment	5.1
Insurance	4.3
Food, Beverage & Tobacco	4.1
Diversified Financials	3.9
Food & Staples Retailing	3.7
Energy	2.9
Consumer Services	2.8
Telecommunication Services	2.3
Utilities	2.0
Automobiles & Components	1.9
Transportation	1.9
Investment Companies	1.9
Consumer Durables & Apparel	1.6
Software & Services	1.5
Pharmaceuticals Biotechnology & Life Sciences	1.4
Real Estate	1.4
Health Care Equipment & Services	1.4
Household & Personal Products	1.0
Capital Goods	.7
99.1

† Based on net assets.

See notes to financial statements.

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.0%
Australia - 6.3%
BHP Group	29,670	829,589
National Australia Bank	62,450	825,856
Suncorp Group	8,270	56,726
Wesfarmers	97,840	3,429,133
Westpac Banking	152,380	1,971,283
		7,112,587
Canada - 6.7%
Canadian Natural Resources	43,790	863,479
Manulife Financial	59,910	883,711
Royal Bank of Canada	40,110	3,054,492
The Toronto-Dominion Bank	54,490	2,718,338
		7,520,020
China - 8.6%
Alibaba Group Holding, ADR	7,810	[a] 2,241,704
Bank of China, Cl. H	2,415,040	791,489
Guangzhou R&F Properties, Cl. H	1,860,680	2,367,204
Industrial & Commercial Bank of China, Cl. H	659,870	369,518
KWG Group Holdings	326,540	621,042
Tencent Holdings	26,770	1,832,402
TravelSky Technology, Cl. H	94,670	196,909
Zhejiang Expressway, Cl. H	1,261,660	851,395
Zijin Mining Group, Cl. H	473,390	323,118
		9,594,781
Czech Republic - 1.0%
CEZ	56,320	1,160,372
Finland - 2.7%
Fortum	91,740	1,939,401
Sampo, Cl. A	26,640	1,072,305
		3,011,706
France - 4.4%
AXA	121,990	2,485,869
Eutelsat Communications	18,300	183,616
Sanofi	6,900	698,829
Total	32,810	1,295,991
Unibail-Rodamco-Westfield	5,070	[b] 236,929
		4,901,234
Germany - 3.6%
Allianz	4,220	914,123
Bayer	3,700	245,231
Deutsche Post	18,120	824,288
Deutsche Telekom	19,830	349,046
HOCHTIEF	1,940	172,012
METRO	120,790	1,195,248
SAP	2,000	329,460
		4,029,408
Greece - .9%
OPAP	110,350	1,011,350
Hong Kong - 2.1%
Nine Dragons Paper Holdings	653,170	724,789
PCCW	1,200,860	753,036
Yue Yuen Industrial Holdings	527,330	913,108
		2,390,933
Italy - 1.4%
Eni	146,200	1,360,849

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.0%(continued)
Italy - 1.4% (continued)
Recordati	3,530	192,386
		1,553,235
Japan - 15.5%
Aozora Bank	38,180	686,710
Canon	52,140	901,860
Hirose Electric	5,430	615,723
Honda Motor	29,150	751,077
ITOCHU	144,790	3,723,132
Japan Airlines	26,120	521,340
Mitsubishi	30,290	718,535
Mitsui & Co.	49,030	886,026
MS&AD Insurance Group Holdings	45,470	1,262,590
Nintendo	2,150	1,151,782
Nissan Motor	286,790	1,168,389
Sumitomo	50,510	655,488
Takeda Pharmaceutical	73,600	2,751,097
Tokyo Electron	4,850	1,243,237
Toyota Motor	4,790	316,846
		17,353,832
Luxembourg - 1.4%
RTL Group	46,550	1,545,413
Macau - 2.0%
Sands China	508,150	2,242,359
Malaysia - .6%
AirAsia	3,174,310	[a] 502,952
British American Tobacco Malaysia	48,040	117,635
		620,587
Netherlands - 1.3%
Aegon	34,440	95,884
NN Group	9,660	363,701
Royal Dutch Shell, Cl. A	70,490	1,042,910
Royal Dutch Shell, Cl. B	311	4,419
		1,506,914
New Zealand - 2.7%
Auckland International Airport	94,500	422,034
Spark New Zealand	802,790	2,611,868
		3,033,902
Russia - 3.3%
Novolipetsk Steel	590,190	1,229,103
Severstal	199,330	2,500,489
		3,729,592
Singapore - 2.7%
Ascendas Real Estate Investment Trust	645,410	1,574,923
DBS Group Holdings	26,880	412,323
Singapore Telecommunications	606,340	1,025,013
		3,012,259
South Africa - 1.7%
Growthpoint Properties	612,290	441,033
Kumba Iron Ore	46,590	1,459,437
MTN Group	3,570	12,862
Resilient REIT	18,574	42,909
		1,956,241
South Korea - 1.9%
KT&G	20,830	1,457,171

74

BNY Mellon International Equity Income Fund (continued)
Description		Shares	Value ($)
Common Stocks - 97.0%(continued)
South Korea - 1.9% (continued)
Samsung Electronics		15,520	705,514
			2,162,685
Spain - 2.9%
ACS Actividades de Construccion y Servicios		52,260	1,279,719
Banco Santander		701,740	1,559,949
Telefonica		112,290	443,678
			3,283,346
Sweden - .3%
Telia		90,220	347,433
Switzerland - 6.0%
Nestle		15,220	1,827,848
Novartis		17,120	1,478,007
Roche Holding		4,561	1,592,906
Zurich Insurance Group		4,795	1,771,702
			6,670,463
Taiwan - 6.9%
Asustek Computer		268,500	2,223,659
Globalwafers		71,680	962,525
Nan Ya Plastics		245,690	514,968
Taiwan Cement		1,037,682	1,517,187
Taiwan Semiconductor Manufacturing		155,580	2,261,468
Transcend Information		113,580	255,097
Uni-President Enterprises		6,010	13,642
			7,748,546
United Arab Emirates - .6%
Dubai Islamic Bank		585,858	653,939
United Kingdom - 9.5%
AstraZeneca		3,944	439,696
BP		527,860	1,864,240
British American Tobacco		47,220	1,598,548
GlaxoSmithKline		105,210	2,070,213
Imperial Brands		161,730	2,708,893
Legal & General Group		182,210	529,276
Rio Tinto		3,000	185,875
SSE		59,820	1,006,752
Tesco		90,500	264,574
			10,668,067
Total Common Stocks(cost $108,762,365)			108,821,204

Exchange-Traded Funds - .8%
United States - .8%
iShares MSCI EAFE ETF (cost $869,576)		13,380	869,432

BNY Mellon International Equity Income Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $256,238)	0.20	256,238	[c] 256,238
Total Investments (cost $109,888,179)		98.0%	109,946,874
Cash and Receivables (Net)		2.0%	2,241,360
Net Assets		100.0%	112,188,234

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

aNon-income producing security.

bSecurity, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $236,462 and the value of the collateral was $256,238.

cInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Banks	11.6
Pharmaceuticals Biotechnology & Life Sciences	8.4
Insurance	8.4
Materials	8.3
Food, Beverage & Tobacco	6.9
Capital Goods	6.6
Energy	5.7
Retailing	5.1
Telecommunication Services	4.9
Real Estate	4.7
Media & Entertainment	4.2
Technology Hardware & Equipment	4.2
Semiconductors & Semiconductor Equipment	4.0
Utilities	3.7
Consumer Services	2.9
Transportation	2.8
Automobiles & Components	2.0
Food & Staples Retailing	1.3
Investment Companies	1.0
Consumer Durables & Apparel	.8
Software & Services	.5
98.0

† Based on net assets.

See notes to financial statements.

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund
Description	Coupon Rate (%)	Maturity ate	Principal Amount ($)	Value ($)
Bonds and Notes - 13.6%
Aerospace & Defense - .1%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	320,000	349,357
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	200,000	211,340
				560,697
Airlines - .2%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	289,666	243,150
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	250,000	248,934
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	341,954	340,577
United Airlines Pass Through Trust, Notes, Ser. 2019-2, Cl. AA	2.70	5/1/2032	270,000	250,293
				1,082,954
Automobiles & Components - .2%
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	125,000	124,922
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	150,000	166,390
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	150,000	150,997
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	300,000	[a] 311,421
				753,730
Banks - 1.0%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	200,000	212,821
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	525,000	590,943
Citigroup, Sub. Notes	4.45	9/29/2027	580,000	673,660
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	310,000	331,100
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	175,000	215,708
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	290,000	275,319
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	200,000	[a] 234,485
Morgan Stanley, Sub. Notes	4.88	11/1/2022	580,000	632,137
Natwest Group, Sr. Unscd. Notes	5.08	1/27/2030	335,000	408,106
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	255,000	[a] 284,538
Societe Generale, Sub. Notes	4.75	11/24/2025	200,000	[a] 220,969
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	530,000	775,196
				4,854,982
Beverage Products - .1%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	375,000	462,600
Chemicals - .2%
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	110,000	128,042
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	300,000	335,218
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	230,000	[a] 247,403
				710,663
Commercial & Professional Services - .2%
Duke University, Unscd. Bonds, Ser. 2020	2.68	10/1/2044	250,000	267,144
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	350,000	412,703
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	325,000	420,736
				1,100,583
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	253,045	260,712
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	315,000	330,466
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	540,000	566,516
				1,157,694
Diversified Financials - .1%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	400,000	406,858
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	200,000	209,893
				616,751
Energy - .5%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	255,000	266,216

76

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 13.6% (continued)
Energy - .5% (continued)
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	250,000	282,018
Concho Resources, Gtd. Notes	4.30	8/15/2028	225,000	254,057
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	315,000	345,018
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	175,000	192,141
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	200,000	229,232
Shell International Finance, Gtd. Notes	3.50	11/13/2023	300,000	328,024
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	195,000	214,673
				2,111,379
Environmental Control - .1%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	225,000	256,758
Financials - .1%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	225,000	[a] 263,837
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	200,000	[a] 213,405
				477,242
Health Care - .4%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	325,000	[a] 361,117
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	325,000	480,945
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	435,000	533,498
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	195,000	240,224
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	440,000	467,086
				2,082,870
Industrial - .1%
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	305,000	317,738
Information Technology - .4%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	305,000	339,111
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	275,000	347,894
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	440,000	462,245
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	225,000	232,651
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	275,000	333,123
				1,715,024
Insurance - .1%
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	250,000	277,184
Internet Software & Services - .3%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	395,000	415,174
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	315,000	325,621
eBay, Sr. Unscd. Notes	2.60	7/15/2022	320,000	331,056
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	325,000	[a] 374,986
				1,446,837
Media - .2%
Comcast, Gtd. Notes	3.60	3/1/2024	570,000	632,272
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	145,000	157,175
				789,447
Municipal Securities - .8%
California, GO	3.38	4/1/2025	175,000	196,863
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	375,000	537,536
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	215,000	227,438
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	150,000	162,243
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	325,000	419,988

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 13.6% (continued)
Municipal Securities - .8% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	310,000	313,047
New York City Water & Sewer System, Revenue Bonds	6.28	6/15/2042	530,000	538,840
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	250,000	262,385
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	255,000	258,562
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	250,000	282,622
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	210,000	210,800
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	340,000	423,521
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	145,000	147,801
3,981,646
Real Estate - .3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	265,000	308,045
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	400,000	478,637
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	200,000	210,960
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	265,000	272,572
Life Storage, Gtd. Notes	4.00	6/15/2029	160,000	180,392
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	165,000	184,223
1,634,829
Retailing - .1%
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	225,000	259,457
The TJX Companies, Sr. Unscd. Notes	3.75	4/15/2027	200,000	230,426
489,883
Semiconductors & Semiconductor Equipment - .2%
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	300,000	325,132
KLA, Sr. Unscd. Notes	4.10	3/15/2029	225,000	270,334
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	315,000	377,075
NXP Funding, Gtd. Notes	2.70	5/1/2025	100,000	[a]	106,703
1,079,244
Technology Hardware & Equipment - .1%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	300,000	394,393
Telecommunication Services - .4%
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	460,000	543,061
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	300,000	344,093
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	300,000	[a]	343,248
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	570,000	833,199
2,063,601
Transportation - .3%
Canadian Pacific Railway, Gtd. Notes	2.05	3/5/2030	150,000	157,242
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	310,000	359,027
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	315,000	343,877
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	320,000	346,826
1,206,972
U.S. Government Agencies Mortgage-Backed - 3.8%
Federal Home Loan Mortgage Corp.:
2.00%, 7/1/2035	355,147	b	369,790

78

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 13.6% (continued)
U.S. Government Agencies Mortgage-Backed - 3.8% (continued)
2.50%, 5/1/2050-8/1/2050			1,144,142	[b]	1,201,373
3.00%, 2/1/2050-7/1/2050			1,086,778	[b]	1,147,194
3.50%, 1/1/2040-9/1/2049			1,305,723	[b]	1,383,147
4.00%, 11/1/2049			367,044	[b]	391,274
5.00%, 7/1/2040-8/1/2049			374,484	[b]	417,100
Federal National Mortgage Association:
2.50%, 2/1/2035-5/1/2050			1,285,610	[b]	1,352,409
3.00%, 12/1/2034-7/1/2050			2,262,693	[b]	2,386,687
3.50%, 5/1/2049-1/1/2050			1,350,959	[b]	1,427,036
4.00%, 10/1/2049-2/1/2050			1,291,817	[b]	1,378,555
4.50%, 8/1/2049			425,562	[b]	459,451
Government National Mortgage Association I:
4.00%, 7/15/2049			295,894		313,116
Government National Mortgage Association II:
2.50%, 6/20/2050			716,323		748,219
3.00%, 6/20/2050-8/20/2050			1,222,686		1,282,813
3.50%, 1/20/2048-5/20/2050			1,809,800		1,920,925
4.00%, 7/20/2050			697,313		750,950
4.50%, 2/20/2050			729,353		782,495
				17,712,534
U.S. Treasury Securities - 2.8%
U.S. Treasury Bonds	2.00	2/15/2050	505,000		568,480
U.S. Treasury Bonds	2.25	8/15/2049	265,000	[c]	313,570
U.S. Treasury Bonds	2.88	5/15/2049	60,000		79,969
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.25	2/15/2050	335,915	[d]	400,088
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	978,089	[d]	1,051,265
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	701,173	[d]	767,980
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	341,510	[d]	379,698
U.S. Treasury Notes	0.25	6/30/2025	215,000		214,899
U.S. Treasury Notes	0.25	5/31/2025	665,000	[c]	664,896
U.S. Treasury Notes	0.63	5/15/2030	1,720,000		1,708,578
U.S. Treasury Notes	1.50	2/15/2030	650,000	[c]	699,512
U.S. Treasury Notes	1.75	12/31/2026	260,000	[c]	281,562
U.S. Treasury Notes	1.75	11/15/2029	380,000	[c]	417,421
U.S. Treasury Notes	2.00	11/15/2026	525,000	[c]	576,085
U.S. Treasury Notes	2.13	7/31/2024	1,045,000		1,123,416
U.S. Treasury Notes	2.25	11/15/2027	355,000		398,917
U.S. Treasury Notes	2.38	5/15/2027	605,000		681,523
U.S. Treasury Notes	2.50	1/31/2024	1,590,000		1,715,771
U.S. Treasury Notes	2.50	2/28/2026	345,000		385,821
U.S. Treasury Notes	2.63	1/31/2026	120,000	[c]	134,841
U.S. Treasury Notes	2.88	11/30/2023	225,000		244,714
U.S. Treasury Notes	2.88	11/30/2025	250,000		283,477
				13,092,483

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 13.6% (continued)
Utilities - .3%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	160,000	186,545
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	275,000	326,638
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	280,000	316,162
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	335,000	399,128
				1,228,473
Total Bonds and Notes (cost $59,494,947)			63,659,191
Description			Shares	Value ($)
Common Stocks - 24.6%
Advertising - .0%
Omnicom Group			1,955	105,746
Aerospace & Defense - .4%
General Dynamics			1,259	188,032
Howmet Aerospace			2,805	49,144
Lockheed Martin			1,550	604,903
Northrop Grumman			673	230,577
Raytheon Technologies			7,459	454,999
Teledyne Technologies			187	[e] 58,645
The Boeing Company			1,385	237,971
				1,824,271
Agriculture - .2%
Altria Group			6,156	269,263
Archer-Daniels-Midland			960	42,970
Philip Morris International			6,759	539,301
				851,534
Airlines - .0%
Delta Air Lines			4,375	134,969
Southwest Airlines			2,875	108,042
				243,011
Automobiles & Components - .1%
BorgWarner			4,815	195,441
Ford Motor			21,775	148,505
General Motors			4,685	138,817
				482,763
Banks - .8%
Bank of America			40,903	1,052,843
Citigroup			3,706	189,451
Citizens Financial Group			4,435	114,733
Comerica			2,895	114,439
Huntington Bancshares			11,460	107,839
JPMorgan Chase & Co.			9,739	975,750
M&T Bank			1,249	128,972
People's United Financial			7,200	76,176
Regions Financial			11,540	133,402
The PNC Financial Services Group			2,230	247,976
Truist Financial			6,838	265,383
U.S. Bancorp			8,230	299,572
Wells Fargo & Co.			5,324	128,575

80

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 24.6% (continued)
Banks - .8% (continued)
Zions Bancorp	2,290	73,646
		3,908,757
Beverage Products - .5%
CVS Health	6,035	374,894
Molson Coors Beverage, Cl. B	1,840	69,258
Monster Beverage	3,998	[e] 335,272
PepsiCo	4,976	696,939
The Coca-Cola Company	15,688	777,027
		2,253,390
Building Materials - .1%
Carrier Global	4,240	126,564
Johnson Controls International	3,882	158,114
		284,678
Chemicals - .5%
Air Products & Chemicals	959	280,277
Albemarle	805	73,263
Celanese	773	78,189
Dow	3,260	147,091
DuPont de Nemours	3,360	187,354
Eastman Chemical	1,785	130,501
Ecolab	1,052	207,328
FMC	795	84,954
Linde	1,988	496,483
LyondellBasell Industries, Cl. A	1,455	95,273
PPG Industries	880	105,952
The Sherwin-Williams Company	253	169,776
Vulcan Materials	628	75,360
		2,131,801
Commercial & Professional Services - .3%
Automatic Data Processing	1,940	269,835
Cintas	455	151,624
Equifax	579	97,428
FleetCor Technologies	295	[e] 74,178
IHS Markit	1,430	114,286
Nielsen Holdings	3,950	60,356
S&P Global	1,756	643,434
		1,411,141
Consumer Discretionary - .4%
Chipotle Mexican Grill	116	[e] 151,992
D.R. Horton	1,990	142,026
Darden Restaurants	970	84,070
Hasbro	793	62,599
Hilton Worldwide Holdings	1,111	100,390
Las Vegas Sands	1,245	63,134
Lennar, Cl. A	1,875	140,287
Marriott International, Cl. A	1,376	141,604
MGM Resorts International	3,600	81,000
Royal Caribbean Cruises	1,143	78,684
Starbucks	4,622	390,420

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 24.6% (continued)
Consumer Discretionary - .4% (continued)
Whirlpool	646	114,807
Wynn Resorts	770	67,337
Yum! Brands	695	66,616
		1,684,966
Consumer Durables & Apparel - .2%
NIKE, Cl. B	6,087	681,074
Tapestry	4,150	61,130
		742,204
Consumer Staples - .3%
Church & Dwight	1,145	109,725
Colgate-Palmolive	3,080	244,121
Coty, Cl. A	6,475	23,181
The Procter & Gamble Company	8,778	1,214,261
		1,591,288
Diversified Financials - .6%
American Express	4,973	505,207
BlackRock	577	342,848
Capital One Financial	1,865	128,741
CME Group	1,728	303,903
Discover Financial Services	2,185	115,980
Intercontinental Exchange	1,949	207,042
Invesco	8,985	91,647
Moody's	692	203,891
Morgan Stanley	4,770	249,280
Northern Trust	1,381	113,090
State Street	1,330	90,560
T. Rowe Price Group	856	119,164
The Goldman Sachs Group	787	161,233
		2,632,586
Electronic Components - .5%
AMETEK	1,235	124,364
Amphenol, Cl. A	878	96,404
Emerson Electric	2,845	197,642
Fastenal	3,550	173,453
Fortive	1,255	90,498
Garmin	1,168	121,016
Honeywell International	3,094	512,212
PACCAR	2,645	227,047
Quanta Services	2,165	110,956
Roper Technologies	584	249,479
TE Connectivity	1,585	153,111
United Rentals	642	[e] 113,666
		2,169,848
Energy - .6%
Baker Hughes	3,415	48,766
Cabot Oil & Gas	3,440	65,257
Chevron	6,010	504,419
Concho Resources	1,626	84,519
ConocoPhillips	5,954	225,597

82

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.6% (continued)
Energy - .6% (continued)
Devon Energy	5,325		57,883
Diamondback Energy	1,550		60,388
EOG Resources	4,635		210,151
Exxon Mobil	11,256		449,565
Halliburton	4,425		71,597
Hess	1,820		83,793
HollyFrontier	1,735		41,414
Kinder Morgan	11,872		164,071
Marathon Oil	11,755		62,066
Marathon Petroleum	2,000		70,920
Noble Energy	5,815		57,859
Schlumberger	9,835		186,963
The Williams Companies	5,805		120,512
Valero Energy	2,161		113,647
		2,679,387
Environmental Control - .0%
Waste Management	1,115		127,110
Food & Staples Retailing - .4%
Costco Wholesale	1,497		520,447
Sysco	1,860		111,860
The Kroger Company	3,305		117,922
Walmart	7,897		1,096,498
		1,846,727
Food Products - .2%
Conagra Brands	2,645		101,462
General Mills	3,390		216,790
McCormick & Co.	619		127,638
Mondelez International, Cl. A	4,860		283,921
The Hershey Company	673		100,035
The J.M. Smucker Company	883		106,119
The Kraft Heinz Company	2,415		84,622
Tyson Foods, Cl. A	1,665		104,562
		1,125,149
Food Service - .1%
McDonald's	2,667		569,458
Forest Products & Paper - .0%
International Paper	2,340		84,872
Health Care - 3.4%
Abbott Laboratories	7,051		771,873
AbbVie	6,780		649,321
ABIOMED	235	[e]	72,291
Agilent Technologies	4,132		414,935
Align Technology	292	[e]	86,718
AmerisourceBergen	683		66,271
Amgen	3,439		871,167
Anthem	1,162		327,126
Baxter International	2,655		231,171
Becton Dickinson & Co.	1,281		310,988
Biogen	670	[e]	192,719

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.6% (continued)
Health Care - 3.4% (continued)
Bristol-Myers Squibb	8,833		549,413
Centene	1,544	[e]	94,678
Cigna	220		39,021
Corteva	2,493		71,175
Danaher	3,937		812,872
DexCom	334	[e]	142,087
Edwards Lifesciences	2,701	[e]	231,854
Eli Lilly & Co.	2,634		390,859
Gilead Sciences	4,620		308,385
HCA Healthcare	1,394		189,194
Henry Schein	830	[e]	55,145
Hologic	1,130	[e]	67,484
Humana	547		227,098
IDEXX Laboratories	678	[e]	265,139
Illumina	435	[e]	155,391
Intuitive Surgical	434	[e]	317,185
Johnson & Johnson	12,296		1,886,329
Laboratory Corp. of America Holdings	610	[e]	107,207
McKesson	503		77,180
Medtronic	3,056		328,428
Merck & Co.	8,590		732,469
Pfizer	29,006		1,096,137
Quest Diagnostics	859		95,555
Regeneron Pharmaceuticals	328	[e]	203,337
ResMed	547		98,887
STERIS	559		89,239
Stryker	716		141,883
Teleflex	189		74,268
The Cooper Companies	379		119,150
Thermo Fisher Scientific	2,194		941,182
UnitedHealth Group	3,840		1,200,192
Universal Health Services, Cl. B	906		99,977
Varian Medical Systems	389	[e]	67,558
Vertex Pharmaceuticals	710	[e]	198,175
Zimmer Biomet Holdings	1,160		163,421
Zoetis	2,677		428,588
		16,060,722
Household & Personal Products - .1%
Kimberly-Clark	2,190		345,494
The Clorox Company	567		126,724
The Estee Lauder Companies, Cl. A	756		167,620
		639,838
Industrial - .5%
3M	1,391		226,761
Caterpillar	1,778		253,027
Copart	965	[e]	99,704
Deere & Co.	1,345		282,531
Dover	1,264		138,838
Eaton	1,820		185,822

84

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.6% (continued)
Industrial - .5% (continued)
Illinois Tool Works	995		196,562
Ingersoll Rand	1,960	[e]	68,718
Otis Worldwide	1,409		88,626
Parker-Hannifin	660		135,967
Snap-on	691		102,455
Stanley Black & Decker	643		103,716
Textron	1,495		58,948
Trane Technologies	1,630		192,976
Westinghouse Air Brake Technologies	1,035		68,879
		2,203,530
Information Technology - 3.5%
Activision Blizzard	2,530		211,306
Adobe	2,367	[e]	1,215,194
Autodesk	1,212	[e]	297,788
Cadence Design Systems	3,651	[e]	404,932
Cognizant Technology Solutions, Cl. A	2,265		151,438
eBay	4,207		230,459
Electronic Arts	931	[e]	129,847
Fidelity National Information Services	1,680		253,428
Fiserv	835	[e]	83,149
Global Payments	521		92,019
International Business Machines	3,857		475,607
Intuit	1,198		413,777
Mastercard, Cl. A	3,268		1,170,565
Microsoft	31,027		6,997,519
MSCI	369		137,737
Oracle	7,353		420,739
Paychex	1,685		128,852
PayPal Holdings	4,278	[e]	873,311
salesforce.com	3,176	[e]	865,936
ServiceNow	645	[e]	310,903
Visa, Cl. A	7,827		1,659,246
		16,523,752
Insurance - .8%
Aflac	3,260		118,403
American International Group	5,565		162,164
Aon, Cl. A	550		109,994
Berkshire Hathaway, Cl. B	7,272	[e]	1,585,587
Chubb	541		67,625
Cincinnati Financial	1,105		87,748
Lincoln National	2,170		78,228
Marsh & McLennan	1,500		172,365
Principal Financial Group	2,115		89,063
Prudential Financial	2,695		182,640
The Allstate	1,955		181,815
The Progressive	4,798		456,002
The Travelers Companies	1,223		141,917
Unum Group	4,510		83,345
W.R. Berkley	1,310		81,285

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.6% (continued)
Insurance - .8% (continued)
Willis Towers Watson	447		91,872
		3,690,053
Internet Software & Services - 2.8%
Alphabet, Cl. A	1,282	[e]	2,089,057
Alphabet, Cl. C	1,312	[e]	2,144,044
Amazon.com	1,685	[e]	5,814,868
Booking Holdings	109	[e]	208,239
Facebook, Cl. A	9,757	[e]	2,860,752
		13,116,960
Materials - .1%
Amcor	8,365		92,517
Ball	2,279		183,163
WestRock	3,225		97,814
		373,494
Media - .7%
Charter Communications, Cl. A	1,000	[e]	615,610
Comcast, Cl. A	14,751		660,992
Fox, Cl. A	3,410		95,003
Live Nation Entertainment	1,050	[e]	59,640
Netflix	1,796	[e]	951,090
The Walt Disney Company	6,359		838,561
ViacomCBS, Cl. B	3,680		102,488
		3,323,384
Metals & Mining - .1%
Freeport-McMoRan	4,920		76,801
Newmont	3,695		248,600
		325,401
Real Estate - .6%
Alexandria Real Estate Equities	704	[f]	118,540
American Tower	1,726	[f]	430,033
Apartment Investment & Management, Cl. A	1,975	[f]	71,159
Crown Castle International	1,619	[f]	264,302
Digital Realty Trust	1,072	[f]	166,857
Equinix	311	[f]	245,622
Essex Property Trust	641	[f]	138,783
Extra Space Storage	696	[f]	74,159
Federal Realty Investment Trust	1,170	[f]	92,711
Iron Mountain	2,760	[f]	83,048
Prologis	2,775	[f]	282,661
Public Storage	1,223	[f]	259,765
Realty Income	1,550	[f]	96,146
Regency Centers	1,970	[f]	78,229
SBA Communications	464	[f]	142,016
SL Green Realty	1,375	[f]	64,295
UDR	3,160	[f]	110,000
Ventas	1,715	[f]	70,675
Welltower	2,525	[f]	145,238
Weyerhaeuser	3,365	[f]	101,993
		3,036,232

86

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 24.6% (continued)
Retailing - .7%
AutoZone	133	[e]	159,109
Best Buy	700		77,637
CarMax	1,205	[e]	128,851
Dollar General	999		201,678
Dollar Tree	1,125	[e]	108,304
Domino's Pizza	170		69,523
Expedia Group	657		64,485
Kohl's	2,895		61,837
Lowe's Companies	3,142		517,456
O'Reilly Automotive	271	[e]	126,186
Ross Stores	1,686		153,561
Target	2,038		308,166
The Gap	4,135	[e]	71,908
The Home Depot	4,192		1,194,888
The TJX Companies	2,512		137,632
Tractor Supply	840		125,017
		3,506,238
Semiconductors & Semiconductor Equipment - 1.1%
Advanced Micro Devices	4,585	[e]	416,410
Analog Devices	1,429		167,022
Applied Materials	3,365		207,284
Broadcom	1,604		556,829
Intel	18,068		920,565
KLA	775		158,983
Lam Research	480		161,443
Maxim Integrated Products	1,925		131,747
Microchip Technology	1,198		131,421
NVIDIA	2,474		1,323,541
Qorvo	750	[e]	96,202
Skyworks Solutions	1,133		164,115
Texas Instruments	3,519		500,226
Xilinx	1,198		124,784
		5,060,572
Technology Hardware & Equipment - 2.3%
Accenture, Cl. A	3,750		899,737
Apple	65,356		8,433,538
Corning	3,205		104,034
DXC Technology	2,550		50,949
F5 Networks	686	[e]	90,778
FLIR Systems	1,005		37,085
Fortinet	1,045	[e]	137,945
HP	7,751		151,532
Juniper Networks	5,520		138,000
Keysight Technologies	945	[e]	93,101
MarketAxess Holdings	161		78,236
Qualcomm	4,134		492,359
Seagate Technology	2,080		99,819
Zebra Technologies, Cl. A	296	[e]	84,813
		10,891,926

87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Asset Allocation Fund (continued)
Description		Shares		Value ($)
Common Stocks - 24.6% (continued)
Telecommunication Services - .6%
Arista Networks		340	[e]	75,973
AT&T		27,405		816,943
CenturyLink		7,425		79,819
Cisco Systems		11,740		495,663
T-Mobile US		1,886	[e]	220,058
Verizon Communications		17,078		1,012,213
			2,700,669
Transportation - .4%
CSX		1,721		131,588
FedEx		920		202,253
Norfolk Southern		2,185		464,378
Union Pacific		4,197		807,671
United Parcel Service, Cl. B		2,610		427,048
			2,032,938
Utilities - .7%
Ameren		1,535		121,434
Atmos Energy		1,059		105,709
CenterPoint Energy		6,355		127,545
CMS Energy		2,160		130,658
Consolidated Edison		2,535		180,847
Dominion Energy		1,665		130,603
DTE Energy		1,340		159,018
Duke Energy		165		13,256
Edison International		3,500		183,680
Evergy		3,065		163,119
Exelon		7,705		284,392
NextEra Energy		1,851		516,744
NiSource		4,560		101,050
NRG Energy		2,295		78,971
Pinnacle West Capital		1,790		131,296
PPL		7,200		198,936
Public Service Enterprise Group		2,960		154,630
Sempra Energy		1,711		211,565
The AES		4,010		71,178
Xcel Energy		2,840		197,309
			3,261,940
Total Common Stocks (cost $74,335,329)		115,498,336
	Preferred Dividend Yield (%)
Preferred Stocks - .1%
Telecommunication Services - .1%
AT&T, Ser. A (cost $375,000)	5.00	15,000		402,150
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 61.8%
Registered Investment Companies - 61.8%
AlphaSimplex Managed Futures Strategy Fund, Cl. Y		16,485		167,653
BNY Mellon Corporate Bond Fund, Cl. M		1,080,746	[g]	14,795,416

88

BNY Mellon Asset Allocation Fund (continued)
Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 61.8% (continued)
Registered Investment Companies - 61.8% (continued)
BNY Mellon Dynamic Total Return Fund, CI. Y		537,718	[g]	9,012,146
BNY Mellon Emerging Markets Fund, Cl. M		2,050,566	[g]	23,273,918
BNY Mellon Floating Rate Income Fund, Cl. Y		1,002,218	[g]	11,144,668
BNY Mellon Focused Equity Opportunities Fund, Cl. M		3,176,621	[g]	56,797,985
BNY Mellon Global Real Estate Securities Fund, CI. Y		1,056,003	[g]	8,437,467
BNY Mellon High Yield Fund, Cl. I		1,912,908	[g]	11,477,447
BNY Mellon Income Stock Fund, Cl. M		1,622,224	[g]	11,907,126
BNY Mellon Intermediate Bond Fund, Cl. M		2,047,642	[g]	26,844,583
BNY Mellon International Equity Fund, Cl. Y		640,704	[g]	13,570,103
BNY Mellon International Fund, Cl. M		18,519	[g]	236,675
BNY Mellon International Small Cap Fund, Cl. Y		897,017	[g]	11,436,967
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M		766,820	[g]	14,784,295
BNY Mellon Research Growth Fund, Cl. Y		815,607	[g]	16,450,800
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y		723,191	[e,g]	20,545,849
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y		611,542	[g]	12,958,579
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M		214,563	[g]	4,136,771
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M		927,610	[g]	13,608,031
Dreyfus Institutional Preferred Government Plus Money Market Fund	0.20	8,738,444	[g]	8,738,444
Total Investment Companies (cost $242,036,714)		290,324,923

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $565,050)	0.20	565,050	[g]	565,050
Total Investments (cost $376,807,040)		100.2%	470,449,650
Liabilities, Less Cash and Receivables		(0.2%)	(822,788)
Net Assets		100.0%	469,626,862

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $2,962,112 or .63% of net assets.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $2,580,532 and the value of the collateral was $2,638,568, consisting of cash collateral of $565,050 and U.S. Government & Agency securities valued at $2,073,518.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in real estate investment trust within the United States.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

89

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	61.9
Technology	6.6
Consumer, Non-cyclical	6.1
Communications	5.2
Financial	5.1
Mortgage Securities	4.0
Government	3.6
Consumer, Cyclical	2.5
Industrial	2.5
Energy	1.0
Utilities	1.0
Basic Materials	.7
100.2

† Based on net assets.

See notes to financial statements.

90

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,994,282	34,477,726	(36,061,913)	-	-	410,095.2		7,475
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	553,014	1,350,562	(1,797,951)	-	-	105,625.1		-
Total	2,547,296	35,828,288	(37,859,864)	-	-	515,720.3		7,475
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Registered Investment Companies;
BNY Mellon Dynamic Value Fund, Cl. Y	36,531,441	-	(2,411,440)	(21,200)	(1,104,184)	32,994,617	9.9	1,360,659
BNY Mellon Income Stock Fund, Cl. M	30,557,358	-	(703,100)	17,498	(4,671,040)	25,200,716	7.6	3,153,919
BNY Mellon Research Growth Fund, Cl. Y	44,717,195	9,200,000	(10,109,718)	(387,970)	14,948,062	58,367,569	17.6	4,486,892
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,874,736	41,187,612	(40,247,875)	-	-	3,814,473	1.2	25,640
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,356,962	(1,356,066)	-	-	896.0		-
Total	114,680,730	51,744,574	(54,828,199)	(391,672)	9,172,838	120,378,271	36.3	9,027,110

91

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Income Stock Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	41,756,799	343,441,716	(370,371,351)	-	-	14,827,164	2.5	346,769
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	178,232,244	(160,061,757)	-	-	18,170,487	3.0	-
Total	41,756,799	521,673,960	(530,433,108)	-	-	32,997,651	5.5	346,769
BNY Mellon Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	34,658,530	507,664,306	(511,623,538)	-	-	30,699,298	1.2	406,063
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,956,593	362,846,868	(356,146,036)	-	-	18,657,425.8		-
Total	46,615,123	870,511,174	(867,769,574)	-	-	49,356,723	2.0	406,063
BNY Mellon Small Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,148,717	128,320,029	(120,360,508)	-	-	14,108,238	2.9	83,287
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	23,757,618	145,318,105	(153,048,215)	-	-	16,027,508	3.3	-
Total	29,906,335	273,638,134	(273,408,723)	-	-	30,135,746	6.2	83,287

92

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Focused Equity Opportunities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,189,303	54,586,610	(55,775,913)	-	-	-	-	7,713
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	4,640,025	(4,640,025)	-	-	-	-	-
Total	1,189,303	59,226,635	(60,415,938)	-	-	-	-	7,713
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,653,773	53,363,182	(52,680,494)	-	-	3,336,461	1.7	29,433
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,457,589	64,886,953	(67,323,212)	-	-	5,021,330	2.6	-
Total	10,111,362	118,250,135	(120,003,706)	-	-	8,357,791	4.3	29,433
BNY Mellon International Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,555,333	190,125,661	(192,987,645)	-	-	693,349.1		41,029
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	7,007,035	122,490,606	(129,406,561)	-	-	91,080.0		-
Total	10,562,368	312,616,267	(322,394,206)	-	-	784,429.1		41,029

93

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (continued)

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Emerging Markets Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,791,201	199,207,605	(195,175,204)	-	-	6,823,602.9		77,453
Investment of Cash Collateral for Securities Loaned;								-
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,878,093	77,125,506	(79,003,599)	-	-	-	-	-
Total	4,669,294	276,333,111	(274,178,803)	-	-	6,823,602.9		77,453
BNY Mellon International Equity Income Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,488,349	40,005,159	(41,493,508)	-	-	-	-	13,743
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,051,856	13,633,207	(14,428,825)	-	-	256,238.2		-
Total	2,540,205	53,638,366	(55,922,333)	-	-	256,238.2		13,743
BNY Mellon Asset Allocation Fund
Registered Investment Companies;
BNY Mellon Corporate Bond Fund, Cl. M	13,937,544	499,309	-	-	358,563	14,795,416	3.1	499,309
BNY Mellon Dynamic Total Return Fund, Cl. Y	8,477,528	290,264	-	-	244,354	9,012,146	1.9	290,264
BNY Mellon Emerging Markets Fund, Cl. M	20,553,340	266,545	-	-	2,454,033	23,273,918	5.0	266,545
BNY Mellon Floating Rate Income Fund, Cl. Y	11,031,400	569,615	-	-	(456,347)	11,144,668	2.4	569,615
BNY Mellon Focused Equity Opportunities Fund, Cl. M	46,136,176	3,332,353	-	-	7,329,456	56,797,985	12.1	3,332,353

94

Investment Companies	Value 8/31/19	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 8/31/20	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Asset Allocation Fund (continued)
Registered Investment Companies (continued);
BNY Mellon Global Real Estate Securities Fund, Cl. Y	9,195,887	966,746	-	-	(1,725,166)	8,437,467	1.8	966,746
BNY Mellon High Yield Fund, Cl. I	11,101,392	601,249	-	-	(225,194)	11,477,447	2.4	599,394
BNY Mellon Income Stock Fund, Cl. M	12,718,964	1,339,825	-	-	(2,151,663)	11,907,126	2.5	1,339,826
BNY Mellon Intermediate Bond Fund, Cl. M	25,510,909	539,843	-	-	793,831	26,844,583	5.7	539,843
BNY Mellon International Equity Fund, Cl. Y	12,160,143	343,257	-	-	1,066,703	13,570,103	2.9	343,257
BNY Mellon International Fund, Cl. M	12,971,461	357,216	(12,136,143)	(1,084,421)	128,562	236,675	0.1	357,216
BNY Mellon International Small Cap Fund, Cl. Y	11,354,000	434,067	-	-	(351,100)	11,436,967	2.4	434,067
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	23,108,086	816,794	(10,999,409)	4,254,217	(2,395,393)	14,784,295	3.1	816,795
BNY Mellon Research Growth Fund, Cl. Y	11,107,644	1,149,975	-	-	4,193,181	16,450,800	3.5	1,149,975
BNY Mellon Select Managers Small Cap Growth Fund, Cl. Y	19,433,333	962,663	(2,008,474)	(70,904)	2,229,231	20,545,849	4.4	962,663
BNY Mellon Select Managers Small Cap Value Fund, Cl. Y	13,517,679	357,345	(984,013)	(223,192)	290,760	12,958,579	2.8	357,344
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	4,510,469	152,254	(1,004,013)	(57,979)	536,040	4,136,771.9		159,210
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	11,473,193	464,726	-	-	1,670,112	13,608,031	2.9	464,727
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,498,302	60,117,272	(55,877,130)	-	-	8,738,444	1.9	38,723
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	593,440	25,136,302	(25,164,692)	-	-	565,050.1		-
Total	283,390,890	98,697,620	(108,173,874)	2,817,721	13,989,963	290,722,320	61.9	13,487,872

† Includes reinvested dividends/distributions.

See notes to financial statements

95

STATEMENT OF OPTIONS WRITTEN
August 31, 2020

BNY Mellon Income Stock Fund
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Lowe's Cos Inc, Contracts 200	170	10/16/2020	3,400,000	(93,000)
Total Options Written (premiums received $70,502)				(93,000)

See notes to financial statements.

96

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2020

BNY Mellon International Equity Income Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation ($)
Goldman Sachs
United States Dollar	44,298	South African Rand	741,167	9/1/2020	581
Gross Unrealized Appreciation					581

See notes to financial statements.

97

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	152,867,308	211,324,795	589,567,452
Affiliated issuers	515,720	120,378,271	32,997,651
Dividends receivable	214,411	359,889	1,672,258
Receivable for shares of Beneficial Interest subscribed	90,000	20,312	231,460
Securities lending receivable	496	515	9,068
Receivable for investment securities sold	-	-	3,411,403
Tax reclaim receivable	-	-	42,167
Prepaid expenses	20,481	19,490	50,589
	153,708,416	332,103,272	627,982,048
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	108,068	167,488	416,828
Cash overdraft due to Custodian	103,274	-	1,242,751
Liability for securities on loan—Note 1(c)	105,625	896	18,170,487
Payable for shares of Beneficial Interest redeemed	30,414	74,559	2,409,153
Trustees’ fees and expenses payable	4,085	6,464	12,624
Payable for investment securities purchased	-	-	4,657,037
Outstanding options written, at value†††	-	-	93,000
Other accrued expenses	50,499	48,404	61,944
	401,965	297,811	27,063,824
Net Assets ($)	153,306,451	331,805,461	600,918,224
Composition of Net Assets ($):
Paid-in capital	85,297,356	163,859,268	577,240,992
Total distributable earnings (loss)	68,009,095	167,946,193	23,677,232
Net Assets ($)	153,306,451	331,805,461	600,918,224
† Investments at cost ($)
Unaffiliated issuers	99,519,316	80,001,509	534,591,965
Affiliated issuers	515,720	100,560,209	32,997,651
†† Value of securities on loan ($)	5,023,289	5,090,134	24,320,875
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	70,502

98

	BNY Mellon Large Cap Stock Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Net Asset Value Per Share
Class M
Net Assets ($)	146,035,157	326,267,928	578,269,002
Shares Outstanding	26,034,406	18,527,385	78,833,682
Net Asset Value Per Share ($)	5.61	17.61	7.34
Investor Shares
Net Assets ($)	7,271,294	5,537,533	12,281,593
Shares Outstanding	1,295,666	305,861	1,650,042
Net Asset Value Per Share ($)	5.61	18.10	7.44
Class A
Net Assets ($)	-	-	1,192,586
Shares Outstanding	-	-	162,431
Net Asset Value Per Share ($)	-	-	7.34
Class C
Net Assets ($)	-	-	747,216
Shares Outstanding	-	-	102,101
Net Asset Value Per Share ($)	-	-	7.32
Class I
Net Assets ($)	-	-	7,887,108
Shares Outstanding	-	-	1,074,824
Net Asset Value Per Share ($)	-	-	7.34
Class Y
Net Assets ($)	-	-	540,719
Shares Outstanding	-	-	73,770
Net Asset Value Per Share ($)	-	-	7.33

See notes to financial statements.

99

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	2,515,580,863	472,169,424	455,012,501	193,550,083
Affiliated issuers	49,356,723	30,135,746	-	8,357,791
Receivable for investment securities sold	4,207,143	2,347,132	1,886,548	400,470
Dividends receivable	2,368,426	237,748	582,847	101,265
Receivable for shares of Beneficial Interest subscribed	777,796	1,051,415	42,648	52,757
Securities lending receivable	34,180	16,418	1,511	4,752
Tax reclaim receivable	-	852	-	-
Prepaid expenses	43,278	24,268	24,314	20,565
	2,572,368,409	505,983,003	457,550,369	202,487,683
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,915,063	408,259	316,272	156,649
Cash overdraft due to Custodian	-	-	746,001	-
Liability for securities on loan—Note 1(c)	18,657,425	16,027,508	-	5,021,330
Payable for investment securities purchased	7,989,101	1,826,834	-	502,790
Payable for shares of Beneficial Interest redeemed	2,819,007	649,611	524,543	57,729
Trustees’ fees and expenses payable	42,995	8,865	8,249	4,145
Other accrued expenses	152,667	57,044	60,401	59,645
	31,576,258	18,978,121	1,655,466	5,802,288
Net Assets ($)	2,540,792,151	487,004,882	455,894,903	196,685,395
Composition of Net Assets ($):
Paid-in capital	1,377,120,386	373,798,095	269,373,804	130,267,462
Total distributable earnings (loss)	1,163,671,765	113,206,787	186,521,099	66,417,933
Net Assets ($)	2,540,792,151	487,004,882	455,894,903	196,685,395
† Investments at cost ($)
Unaffiliated issuers	1,486,346,374	348,011,520	293,768,937	133,074,086
Affiliated issuers	49,356,723	30,135,746	-	8,357,791
†† Value of securities on loan ($)	138,800,519	78,159,101	17,697,349	24,551,777
Net Asset Value Per Share
Class M
Net Assets ($)	2,433,885,224	466,531,010	447,926,531	194,521,473
Shares Outstanding	126,219,013	24,197,355	25,046,259	13,256,129
Net Asset Value Per Share ($)	19.28	19.28	17.88	14.67
Investor Shares
Net Assets ($)	106,906,927	20,473,872	7,968,372	2,163,922
Shares Outstanding	5,655,284	1,130,754	452,173	151,333
Net Asset Value Per Share ($)	18.90	18.11	17.62	14.30

See notes to financial statements.

100

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	555,784,089	769,132,834	109,690,636	179,727,330
Affiliated issuers	784,429	6,823,602	256,238	290,722,320
Cash denominated in foreign currency†††	3,587,198	5,410,297	764,265	-
Dividends receivable	2,727,813	666,928	438,364	303,883
Tax reclaim receivable	2,473,871	160,035	1,069,594	-
Receivable for investment securities sold	1,677,069	-	863,497	-
Receivable for shares of Beneficial Interest subscribed	1,478,900	2,784,974	5,261	39,500
Securities lending receivable	1,281	3,712	607	425
Unrealized appreciation on forward foreign currency exchange contracts—Note 4	-	-	581	-
Interest receivable	-	-	-	480,511
Prepaid expenses	25,361	24,833	7,263	22,800
	568,540,011	785,007,215	113,096,306	471,296,769
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	517,464	1,049,049	166,411	142,391
Cash overdraft due to Custodian	-	-	229,078	341,766
Payable for shares of Beneficial Interest redeemed	491,567	557,039	200,904	25,972
Liability for securities on loan—Note 1(c)	91,080	-	256,238	565,050
Trustees’ fees and expenses payable	14,501	10,600	2,780	9,802
Interest payable—Note 2	-	319	-	-
Payable for investment securities purchased	-	-	-	522,088
Other accrued expenses	69,471	63,310	52,661	62,838
	1,184,083	1,680,317	908,072	1,669,907
Net Assets ($)	567,355,928	783,326,898	112,188,234	469,626,862
Composition of Net Assets ($):
Paid-in capital	647,383,530	991,410,357	189,653,672	366,740,202
Total distributable earnings (loss)	(80,027,602)	(208,083,459)	(77,465,438)	102,886,660
Net Assets ($)	567,355,928	783,326,898	112,188,234	469,626,862
† Investments at cost ($)
Unaffiliated issuers	563,539,915	518,543,821	109,631,941	134,359,741
Affiliated issuers	784,429	6,823,602	256,238	242,447,299
†† Value of securities on loan ($)	3,155,551	20,389,200	236,462	2,580,532
††† Cash denominated in foreign currency (cost) ($)	3,541,605	5,474,034	768,424	-
Net Asset Value Per Share
Class M
Net Assets ($)	552,883,115	762,407,891	111,257,915	463,183,840
Shares Outstanding	43,249,024	67,201,434	9,867,847	35,964,210
Net Asset Value Per Share ($)	12.78	11.35	11.27	12.88
Investor Shares
Net Assets ($)	14,472,813	20,919,007	930,319	6,443,022
Shares Outstanding	1,060,608	1,796,472	81,455	495,743
Net Asset Value Per Share ($)	13.65	11.64	11.42	13.00

See notes to financial statements.

101

STATEMENTS OF OPERATIONS
Year Ended August 31, 2020

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	3,224,912	†	3,606,195	26,694,271	†
Affiliated issuers	7,355		1,483,533	345,580
Interest	-		507	-
Income from securities lending—Note 1(c)	6,964		8,353	54,641
Total Income	3,239,231		5,098,588	27,094,492
Expenses:
Investment advisory fee—Note 3(a)	1,062,187		1,555,349	5,262,092
Administration fee—Note 3(a)	202,201		246,049	1,000,820
Professional fees	42,054		46,631	58,572
Registration fees	30,630		33,586	89,374
Custodian fees—Note 3(b)	17,851		8,109	16,509
Shareholder servicing costs—Note 3(b)	17,638		14,812	61,796
Chief Compliance Officer fees—Note 3(b)	13,975		19,565	13,975
Trustees’ fees and expenses—Note 3(c)	12,736		26,200	59,426
Prospectus and shareholders’ reports	10,306		10,596	11,261
Loan commitment fees—Note 2	4,876		8,222	19,271
Interest expense—Note 2	1,216		-	1,430
Distribution fees—Note 3(b)	-		-	7,711
Miscellaneous	15,213		18,926	53,862
Total Expenses	1,430,883		1,988,045	6,656,099
Less—reduction in expenses due to undertakings—Note 3(a)	-		-	(938)
Net Expenses	1,430,883		1,988,045	6,655,161
Investment Income—Net	1,808,348		3,110,543	20,439,331
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	20,540,270		10,831,369	(4,570,293)
Affiliated issuers	-		(391,672)	-
Net realized gain (loss) on options transactions	-		-	751,865
Capital gain distributions from affiliated issuers	120		7,543,577	1,189
Net Realized Gain (Loss)	20,540,390		17,983,274	(3,817,239)
Net change in unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	6,453,493		25,115,250	(84,219,694)
Affiliated issuers	-		9,172,838	-
Net change in unrealized appreciation (depreciation) on options transactions	-		-	(364,139)
Net Change in Unrealized Appreciation (Depreciation)	6,453,493		34,288,088	(84,583,833)
Net Realized and Unrealized Gain (Loss) on Investments	26,993,883		52,271,362	(88,401,072)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,802,231		55,381,905	(67,961,741)
† Net of foreign taxes withheld at source ($)	2,101		-	75,004

See notes to financial statements.

102

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	34,683,555	†	3,823,994	†	7,326,397	1,945,848	†
Affiliated issuers	404,640		82,286		7,554	29,148
Interest	6,426		2,826		-	116
Income from securities lending—Note 1(c)	752,794		397,481		26,381	157,766
Total Income	35,847,415		4,306,587		7,360,332	2,132,878
Expenses:
Investment advisory fee—Note 3(a)	19,227,394		3,480,311		2,904,931	1,522,983
Administration fee—Note 3(a)	3,173,419		506,942		513,892	251,314
Shareholder servicing costs—Note 3(b)	280,640		45,938		19,908	5,039
Trustees’ fees and expenses—Note 3(c)	198,821		31,574		32,417	16,219
Professional fees	146,470		50,413		47,808	40,516
Custodian fees—Note 3(b)	66,682		38,137		10,590	26,661
Loan commitment fees—Note 2	62,217		9,429		9,862	4,670
Registration fees	44,279		35,372		40,090	33,552
Prospectus and shareholders’ reports	36,335		13,530		7,330	3,300
Chief Compliance Officer fees—Note 3(b)	22,360		13,975		13,975	13,975
Interest expense—Note 2	521		-		2,966	-
Miscellaneous	123,853		33,569		23,323	25,437
Total Expenses	23,382,991		4,259,190		3,627,092	1,943,666
Investment Income—Net	12,464,424		47,397		3,733,240	189,212
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	163,514,567		354,958		29,983,072	11,167,133
Capital gain distributions from affiliated issuers	1,423		1,001		159	285
Net Realized Gain (Loss)	163,515,990		355,959		29,983,231	11,167,418
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	129,285,435		61,578,612		54,629,240	18,582,890
Net Realized and Unrealized Gain (Loss) on Investments	292,801,425		61,934,571		84,612,471	29,750,308
Net Increase in Net Assets Resulting from Operations	305,265,849		61,981,968		88,345,711	29,939,520
† Net of foreign taxes withheld at source ($)	68,684		14,233		-	4,816

See notes to financial statements.

103

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Dividends:
Unaffiliated issuers	20,666,444	†	16,766,310	†	9,057,174	†	2,404,765	†
Affiliated issuers	40,906		76,838		13,743		5,010,582
Interest	-		-		-		1,921,343
Income from securities lending—Note 1(c)	18,644		74,647		29,092		5,801
Total Income	20,725,994		16,917,795		9,100,009		9,342,491
Expenses:
Investment advisory fee—Note 3(a)	6,530,804		9,282,611		1,845,148		1,349,996
Administration fee—Note 3(a)	949,643		999,051		268,010		207,597
Custodian fees—Note 3(b)	146,834		618,808		187,493		11,327
Professional fees	70,397		98,134		50,258		58,059
Trustees’ fees and expenses—Note 3(c)	58,981		62,902		17,389		36,693
Shareholder servicing costs—Note 3(b)	40,068		50,149		3,637		15,293
Registration fees	35,626		39,977		38,120		41,601
Loan commitment fees—Note 2	20,550		18,154		5,073		11,864
Interest expense—Note 2	15,361		2,833		10,972		385
Chief Compliance Officer fees—Note 3(b)	13,975		13,975		13,975		16,770
Prospectus and shareholders’ reports	9,848		10,955		8,786		8,406
Miscellaneous	48,790		54,269		28,108		36,339
Total Expenses	7,940,877		11,251,818		2,476,969		1,794,330
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		(389,265)
Net Expenses	7,940,877		11,251,818		2,476,969		1,405,065
Investment Income—Net	12,785,117		5,665,977		6,623,040		7,937,426
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(11,140,967)		(34,705,001)		(45,361,354)		165,362
Affiliated issuers	-		-		-		2,817,721
Net realized gain (loss) on forward foreign currency exchange contracts	11,713		(177,322)		(102,312)		-
Capital gain distributions from affiliated issuers	123		615		-		8,477,290
Net Realized Gain (Loss)	(11,129,131)		(34,881,708)		(45,463,666)		11,460,373
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	3,925,998		116,763,338		15,496,715		20,428,286
Affiliated issuers	-		-		-		13,989,963
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	-		-		581		-
Net Change in Unrealized Appreciation (Depreciation)	3,925,998		116,763,338		15,497,296		34,418,249
Net Realized and Unrealized Gain (Loss) on Investments	(7,203,133)		81,881,630		(29,966,370)		45,878,622
Net Increase (Decrease) in Net Assets Resulting from Operations	5,581,984		87,547,607		(23,343,330)		53,816,048
† Net of foreign taxes withheld at source ($)	1,615,672		2,341,148		1,035,212		555

See notes to financial statements.

104

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	1,808,348	2,517,072	3,110,543	3,029,782
Net realized gain (loss) on investments	20,540,390	20,619,192	17,983,274	25,009,450
Net change in unrealized appreciation (depreciation) on investments	6,453,493	(31,584,289)	34,288,088	(29,312,295)
Net Increase (Decrease) in Net Assets Resulting from Operations	28,802,231	(8,448,025)	55,381,905	(1,273,063)
Distributions ($):
Distributions to shareholders:
Class M	(24,502,799)	(34,977,319)	(25,066,895)	(38,761,855)
Investor Shares	(1,069,470)	(1,317,080)	(536,318)	(742,007)
Total Distributions	(25,572,269)	(36,294,399)	(25,603,213)	(39,503,862)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	19,680,065	39,251,913	14,942,451	17,649,746
Investor Shares	1,681,963	1,316,675	3,304,426	2,726,661
Distributions reinvested:
Class M	13,431,490	20,579,083	19,493,223	30,446,340
Investor Shares	1,053,146	1,249,400	406,721	588,916
Cost of shares redeemed:
Class M	(79,137,027)	(97,863,598)	(46,713,435)	(49,167,840)
Investor Shares	(2,598,658)	(4,128,504)	(5,277,199)	(2,154,592)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(45,889,021)	(39,595,031)	(13,843,813)	89,231
Total Increase (Decrease) in Net Assets	(42,659,059)	(84,337,455)	15,934,879	(40,687,694)
Net Assets ($):
Beginning of Period	195,965,510	280,302,965	315,870,582	356,558,276
End of Period	153,306,451	195,965,510	331,805,461	315,870,582
Capital Share Transactions (Shares):
Class Ma
Shares sold	4,200,627	7,923,707	1,015,384	1,152,890
Shares issued for distributions reinvested	2,686,213	4,139,046	1,207,011	2,220,739
Shares redeemed	(16,152,557)	(18,326,576)	(3,174,302)	(3,212,345)
Net Increase (Decrease) in Shares Outstanding	(9,265,717)	(6,263,823)	(951,907)	161,284
Investor Shares[a]
Shares sold	323,160	243,479	214,235	167,868
Shares issued for distributions reinvested	210,666	250,934	24,442	41,767
Shares redeemed	(511,907)	(753,630)	(359,696)	(138,849)
Net Increase (Decrease) in Shares Outstanding	21,919	(259,217)	(121,019)	70,786

[a]During the period ended August 31, 2020, 309,922 Class M shares representing $1,617,061 were exchanged for 309,747 Investor shares for BNY Mellon Large Cap Stock Fund and 190,378 Class M shares representing $2,916,971 were exchanged for 185,138 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund. During the period ended August 31, 2019, 243,554 Class M shares representing $1,316,674 were exchanged for 243,479 Investor shares for BNY Mellon Large Cap Stock Fund and 171,468 Class M shares representing $2,711,661 were exchanged for 167,039 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund.

See notes to financial statements.

105

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	20,439,331	25,779,105	12,464,424	12,759,704
Net realized gain (loss) on investments	(3,817,239)	65,498,489	163,515,990	83,661,715
Net change in unrealized appreciation (depreciation) on investments	(84,583,833)	(113,637,936)	129,285,435	(225,723,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,961,741)	(22,360,342)	305,265,849	(129,302,359)
Distributions ($):
Distributions to shareholders:
Class M	(92,386,578)	(112,298,396)	(89,944,052)	(197,165,092)
Investor Shares	(2,260,796)	(3,668,374)	(4,138,672)	(8,965,119)
Class A	(169,410)	(362,938)	-	-
Class C	(109,082)	(74,750)	-	-
Class I	(1,178,059)	(1,407,810)	-	-
Class Y	(42,612)	(5,124)	-	-
Total Distributions	(96,146,537)	(117,817,392)	(94,082,724)	(206,130,211)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	118,631,143	168,694,876	229,929,631	300,746,846
Investor Shares	14,029,547	18,657,995	57,436,264	56,235,488
Class A	1,111,392	822,080	-	-
Class C	172,646	1,308,608	-	-
Class I	5,800,368	7,577,053	-	-
Class Y	204,618	356,747	-	-
Distributions reinvested:
Class M	39,424,812	48,321,973	39,503,024	88,948,705
Investor Shares	1,813,523	3,011,943	3,150,656	7,422,669
Class A	157,267	357,768	-	-
Class C	108,143	73,716	-	-
Class I	1,130,747	1,290,690	-	-
Class Y	41,596	3,978	-	-
Cost of shares redeemed:
Class M	(353,700,300)	(338,797,865)	(652,809,974)	(813,414,685)
Investor Shares	(23,021,726)	(24,892,850)	(76,919,170)	(57,300,065)
Class A	(1,336,257)	(3,740,605)	-	-
Class C	(508,855)	(1,108,481)	-	-
Class I	(6,799,920)	(9,299,794)	-	-
Class Y	(8,314)	-	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(202,749,570)	(127,362,168)	(399,709,569)	(417,361,042)
Total Increase (Decrease) in Net Assets	(366,857,848)	(267,539,902)	(188,526,444)	(752,793,612)
Net Assets ($):
Beginning of Period	967,776,072	1,235,315,974	2,729,318,595	3,482,112,207
End of Period	600,918,224	967,776,072	2,540,792,151	2,729,318,595

106

	BNY Mellon Income Stock Fund		BNY Mellon Mid Cap Multi-Strategy Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Capital Share Transactions (Shares):
Class Ma
Shares sold	17,059,609	20,249,369	14,519,419	18,545,109
Shares issued for distributions reinvested	4,615,288	5,964,918	2,175,285	6,147,112
Shares redeemed	(49,777,618)	(40,485,328)	(40,063,607)	(49,696,090)
Net Increase (Decrease) in Shares Outstanding	(28,102,721)	(14,271,041)	(23,368,903)	(25,003,869)
Investor Shares[a]
Shares sold	1,784,044	2,034,158	3,370,177	3,322,817
Shares issued for distributions reinvested	211,688	365,801	176,606	521,988
Shares redeemed	(3,057,817)	(2,883,770)	(4,815,067)	(3,466,120)
Net Increase (Decrease) in Shares Outstanding	(1,062,085)	(483,811)	(1,268,284)	378,685
Class A
Shares sold	140,201	97,215	-	-
Shares issued for distributions reinvested	18,667	43,931	-	-
Shares redeemed	(169,281)	(439,167)	-	-
Net Increase (Decrease) in Shares Outstanding	(10,413)	(298,021)	-	-
Class C
Shares sold	22,331	167,819	-	-
Shares issued for distributions reinvested	12,789	9,064	-	-
Shares redeemed	(66,332)	(128,138)	-	-
Net Increase (Decrease) in Shares Outstanding	(31,212)	48,745	-	-
Class I
Shares sold	749,187	850,341	-	-
Shares issued for distributions reinvested	135,393	158,115	-	-
Shares redeemed	(973,930)	(1,120,935)	-	-
Net Increase (Decrease) in Shares Outstanding	(89,350)	(112,479)	-	-
Class Y
Shares sold	26,033	42,219	-	-
Shares issued for distributions reinvested	5,056	462	-	-
Shares redeemed	(1,188)	-	-	-
Net Increase (Decrease) in Shares Outstanding	29,901	42,681	-	-

[a]During the period ended August 31, 2020, 1,782,284 Class M shares representing $13,833,313 were exchanged for 1,757,900 Investor shares for BNY Mellon Income Stock Fund and 3,213,831 Class M shares representing $55,784,170 were exchanged for 3,275,429 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund. During the period ended August 31, 2019, 2,041,350 Class M shares representing $18,503,125 were exchanged for 2,016,969 Investor shares for BNY Mellon Income Stock Fund and 3,113,954 Class M shares representing $53,624,580 were exchanged for 3,170,485 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund.

See notes to financial statements.

107

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	47,397	445,479	3,733,240	3,051,598
Net realized gain (loss) on investments	355,959	15,430,814	29,983,231	27,419,986
Net change in unrealized appreciation (depreciation) on investments	61,578,612	(100,612,833)	54,629,240	(51,318,102)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,981,968	(84,736,540)	88,345,711	(20,846,518)
Distributions ($):
Distributions to shareholders:
Class M	(13,776,400)	(68,142,188)	(29,330,383)	(76,074,385)
Investor Shares	(639,055)	(3,576,590)	(627,280)	(2,013,402)
Total Distributions	(14,415,455)	(71,718,778)	(29,957,663)	(78,087,787)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	108,083,316	57,408,911	72,612,450	82,067,513
Investor Shares	8,524,697	8,442,374	7,942,523	7,174,483
Distributions reinvested:
Class M	7,178,553	37,256,302	15,364,174	42,511,803
Investor Shares	509,328	2,583,482	404,132	1,561,091
Cost of shares redeemed:
Class M	(99,767,260)	(165,434,026)	(128,346,839)	(175,742,722)
Investor Shares	(9,263,571)	(9,993,983)	(8,219,199)	(10,452,208)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	15,265,063	(69,736,940)	(40,242,759)	(52,880,040)
Total Increase (Decrease) in Net Assets	62,831,576	(226,192,258)	18,145,289	(151,814,345)
Net Assets ($):
Beginning of Period	424,173,306	650,365,564	437,749,614	589,563,959
End of Period	487,004,882	424,173,306	455,894,903	437,749,614
Capital Share Transactions (Shares):
Class Ma
Shares sold	6,611,771	3,549,528	5,175,728	5,508,714
Shares issued for distributions reinvested	401,036	2,459,162	984,252	3,062,810
Shares redeemed	(6,495,271)	(9,332,861)	(8,761,182)	(11,950,457)
Net Increase (Decrease) in Shares Outstanding	517,536	(3,324,171)	(2,601,202)	(3,378,933)
Investor Shares[a]
Shares sold	533,811	472,697	534,023	452,645
Shares issued for distributions reinvested	30,245	180,663	26,225	113,782
Shares redeemed	(600,636)	(619,411)	(573,513)	(733,570)
Net Increase (Decrease) in Shares Outstanding	(36,580)	33,949	(13,265)	(167,143)

[a]During the period ended August 31, 2020, 482,590 Class M shares representing $8,204,595 were exchanged for 513,121 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 535,870 Class M shares representing $8,074,791 were exchanged for 543,226 Investor shares for BNY Mellon Focused Equity Opportunities Fund. During the period ended August 31, 2019, 420,734 Class M shares representing $7,972,778 were exchanged for 444,248 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund and 449,288 Class M shares representing $7,220,974 were exchanged for 454,640 Investor shares for BNY Mellon Focused Equity Opportunities Fund.

See notes to financial statements.

108

	BNY Mellon Small/Mid Cap Multi-Strategy Fund		BNY Mellon International Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	189,212	197,386	12,785,117	24,164,273
Net realized gain (loss) on investments	11,167,418	10,467,424	(11,129,131)	(30,295,125)
Net change in unrealized appreciation (depreciation) on investments	18,582,890	(48,855,473)	3,925,998	(73,951,873)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,939,520	(38,190,663)	5,581,984	(80,082,725)
Distributions ($):
Distributions to shareholders:
Class M	(8,540,650)	(47,356,740)	(23,745,005)	(19,760,847)
Investor Shares	(85,469)	(496,008)	(428,099)	(370,348)
Total Distributions	(8,626,119)	(47,852,748)	(24,173,104)	(20,131,195)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	6,725,267	26,756,891	57,189,472	123,187,997
Investor Shares	853,852	1,064,865	19,257,695	16,065,319
Distributions reinvested:
Class M	6,623,416	35,180,791	4,299,413	3,815,653
Investor Shares	43,349	276,553	310,711	280,799
Cost of shares redeemed:
Class M	(62,966,878)	(124,576,230)	(387,175,758)	(256,119,549)
Investor Shares	(971,307)	(2,554,887)	(21,769,296)	(17,776,433)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(49,692,301)	(63,852,017)	(327,887,763)	(130,546,214)
Total Increase (Decrease) in Net Assets	(28,378,900)	(149,895,428)	(346,478,883)	(230,760,134)
Net Assets ($):
Beginning of Period	225,064,295	374,959,723	913,834,811	1,144,594,945
End of Period	196,685,395	225,064,295	567,355,928	913,834,811
Capital Share Transactions (Shares):
Class Ma
Shares sold	552,989	2,266,217	4,790,842	10,132,677
Shares issued for distributions reinvested	505,218	2,968,843	323,507	326,403
Shares redeemed	(5,136,456)	(9,894,026)	(34,737,275)	(21,224,718)
Net Increase (Decrease) in Shares Outstanding	(4,078,249)	(4,658,966)	(29,622,926)	(10,765,638)
Investor Shares[a]
Shares sold	66,209	79,577	1,464,292	1,206,112
Shares issued for distributions reinvested	3,389	23,841	21,866	22,500
Shares redeemed	(82,453)	(196,224)	(1,702,501)	(1,346,092)
Net Increase (Decrease) in Shares Outstanding	(12,855)	(92,806)	(216,343)	(117,480)

[a]During the period ended August 31, 2020, 62,744 Class M shares representing $833,036 were exchanged for 64,309 Investor shares for BNY Mellon Small/Mid Cap Multi-strategy Fund and 1,545,741 Class M shares representing $19,079,264 were exchanged for 1,447,839 Investor shares for BNY Mellon International Fund. During the period ended August 31, 2019, 75,773 Class M shares representing $1,036,865 were exchanged for 77,351 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund and 1,280,448 Class M shares representing $16,011,960 were exchanged for 1,201,587 Investor shares for BNY Mellon International Fund.

See notes to financial statements.

109

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Emerging Markets Fund		BNY Mellon International Equity Income Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	5,665,977	11,803,303	6,623,040	14,468,445
Net realized gain (loss) on investments	(34,881,708)	(22,323,793)	(45,463,666)	(16,898,391)
Net change in unrealized appreciation (depreciation) on investments	116,763,338	(36,809,939)	15,497,296	(27,210,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,547,607	(47,330,429)	(23,343,330)	(29,640,274)
Distributions ($):
Distributions to shareholders:
Class M	(10,330,776)	(6,203,546)	(9,649,821)	(13,701,640)
Investor Shares	(215,016)	(91,891)	(59,099)	(53,566)
Total Distributions	(10,545,792)	(6,295,437)	(9,708,920)	(13,755,206)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	91,858,079	139,075,731	22,537,087	72,357,767
Investor Shares	20,766,013	14,085,497	3,778,324	3,148,415
Distributions reinvested:
Class M	2,088,194	1,313,234	2,497,381	3,472,998
Investor Shares	166,806	75,220	39,436	44,816
Cost of shares redeemed:
Class M	(226,417,720)	(190,996,208)	(163,020,117)	(111,463,438)
Investor Shares	(22,270,231)	(12,167,064)	(4,970,540)	(2,229,203)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(133,808,859)	(48,613,590)	(139,138,429)	(34,668,645)
Total Increase (Decrease) in Net Assets	(56,807,044)	(102,239,456)	(172,190,679)	(78,064,125)
Net Assets ($):
Beginning of Period	840,133,942	942,373,398	284,378,913	362,443,038
End of Period	783,326,898	840,133,942	112,188,234	284,378,913
Capital Share Transactions (Shares):
Class Ma
Shares sold	9,169,250	13,711,081	1,964,538	5,673,536
Shares issued for distributions reinvested	184,960	134,277	203,325	276,543
Shares redeemed	(22,917,374)	(19,061,283)	(15,418,621)	(8,870,926)
Net Increase (Decrease) in Shares Outstanding	(13,563,164)	(5,215,925)	(13,250,758)	(2,920,847)
Investor Shares[a]
Shares sold	1,933,524	1,327,839	302,962	239,370
Shares issued for distributions reinvested	14,367	7,485	3,184	3,526
Shares redeemed	(2,166,184)	(1,160,998)	(412,436)	(171,373)
Net Increase (Decrease) in Shares Outstanding	(218,293)	174,326	(106,290)	71,523

[a]During the period ended August 31, 2020, 1,773,014 Class M shares representing $18,495,965 were exchanged for 1,726,829 Investor shares for BNY Mellon Emerging Markets Fund and 308,163 Class M shares representing $3,793,990 were exchanged for 304,398 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2019, 1,363,929 Class M shares representing $14,090,730 were exchanged for 1,328,895 Investor shares for BNY Mellon Emerging Markets Fund and 252,618 Class M shares representing $3,267,927 were exchanged for 249,536 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

110

	BNY Mellon Asset Allocation Fund
	Year Ended August 31,
	2020	2019
Operations ($):
Investment income—net	7,937,426	7,136,792
Net realized gain (loss) on investments	11,460,373	26,983,841
Net change in unrealized appreciation (depreciation) on investments	34,418,249	(37,002,168)
Net Increase (Decrease) in Net Assets Resulting from Operations	53,816,048	(2,881,535)
Distributions ($):
Distributions to shareholders:
Class M	(33,096,232)	(28,756,893)
Investor Shares	(450,050)	(387,023)
Total Distributions	(33,546,282)	(29,143,916)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	27,167,623	59,626,360
Investor Shares	1,973,930	3,837,411
Distributions reinvested:
Class M	19,452,763	14,975,040
Investor Shares	379,968	333,234
Cost of shares redeemed:
Class M	(57,485,644)	(78,467,553)
Investor Shares	(3,308,383)	(3,659,598)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(11,819,743)	(3,355,106)
Total Increase (Decrease) in Net Assets	8,450,023	(35,380,557)
Net Assets ($):
Beginning of Period	461,176,839	496,557,396
End of Period	469,626,862	461,176,839
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,257,037	5,083,505
Shares issued for distributions reinvested	1,583,452	1,360,106
Shares redeemed	(4,886,059)	(6,646,350)
Net Increase (Decrease) in Shares Outstanding	(1,045,570)	(202,739)
Investor Shares[a]
Shares sold	165,383	315,699
Shares issued for distributions reinvested	30,744	29,648
Shares redeemed	(273,046)	(297,810)
Net Increase (Decrease) in Shares Outstanding	(76,919)	47,537

[a]During the period ended August 31, 2020, 163,334 Class M shares representing $1,931,073 were exchanged for 161,941 Investor shares and during the period ended August 31, 2019, 318,161 Class M shares representing $3,837,580 were exchanged for 315,659 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	5.36	6.50	6.25	5.67	5.92
Investment Operations:
Investment income—net [a]	.06	.06	.07	.07	.08
Net realized and unrealized gain (loss) on investments	.98	(.25)	1.00	.81	.34
Total from Investment Operations	1.04	(.19)	1.07	.88	.42
Distributions:
Dividends from investment income—net	(.06)	(.07)	(.06)	(.07)	(.08)
Dividends from net realized gain on investments	(.73)	(.88)	(.76)	(.23)	(.59)
Total Distributions	(.79)	(.95)	(.82)	(.30)	(.67)
Net asset value, end of period	5.61	5.36	6.50	6.25	5.67
Total Return (%)	21.31	(1.64)	18.31	16.12	7.31
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.86	.84	.82	.84	.83
Ratio of net investment income to average net assets	1.12	1.14	1.05	1.27	1.44
Portfolio Turnover Rate	47.12	53.52	48.73	46.36	49.82
Net Assets, end of period ($ x 1,000)	146,035	189,137	270,328	278,536	328,113

a Based on average shares outstanding.

See notes to financial statements.

112

	Investor Shares
	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	5.36	6.51	6.26	5.67	5.92
Investment Operations:
Investment income—net [a]	.04	.05	.05	.06	.07
Net realized and unrealized gain (loss) on investments	.99	(.27)	1.01	.82	.34
Total from Investment Operations	1.03	(.22)	1.06	.88	.41
Distributions:
Dividends from investment income—net	(.05)	(.05)	(.05)	(.06)	(.07)
Dividends from net realized gain on investments	(.73)	(.88)	(.76)	(.23)	(.59)
Total Distributions	(.78)	(.93)	(.81)	(.29)	(.66)
Net asset value, end of period	5.61	5.36	6.51	6.26	5.67
Total Return (%)	20.99	(2.03)	18.02	16.02	7.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	1.09	1.07	1.09	1.08
Ratio of net investment income to average net assets	.87	.89	.79	1.02	1.18
Portfolio Turnover Rate	47.12	53.52	48.73	46.36	49.82
Net Assets, end of period ($ x 1,000)	7,271	6,828	9,975	10,093	9,801

a Based on average shares outstanding.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.86	18.12	16.50	14.98	14.71
Investment Operations:
Investment income—net [a]	.16	.15	.14	.16	.17
Net realized and unrealized gain (loss) on investments	2.91	(.35)	3.21	2.31	1.33
Total from Investment Operations	3.07	(.20)	3.35	2.47	1.50
Distributions:
Dividends from investment income—net	(.17)	(.23)	(.23)	(.23)	(.15)
Dividends from net realized gain on investments	(1.15)	(1.83)	(1.50)	(.72)	(1.08)
Total Distributions	(1.32)	(2.06)	(1.73)	(.95)	(1.23)
Net asset value, end of period	17.61	15.86	18.12	16.50	14.98
Total Return (%)	20.12	.69	21.44	17.13	10.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.64	.64	.66	.65	.64
Ratio of net investment income to average net assets [b]	1.01	.96	.80	1.05	1.19
Portfolio Turnover Rate	15.09	25.75	15.03	24.05	13.81
Net Assets, end of period ($ x 1,000)	326,268	308,921	349,960	336,659	344,867

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

114

	Investor Shares
	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.28	18.53	16.84	15.28	14.98
Investment Operations:
Investment income—net [a]	.12	.11	.10	.13	.14
Net realized and unrealized gain (loss) on investments	2.99	(.34)	3.28	2.35	1.35
Total from Investment Operations	3.11	(.23)	3.38	2.48	1.49
Distributions:
Dividends from investment income—net	(.14)	(.19)	(.19)	(.20)	(.11)
Dividends from net realized gain on investments	(1.15)	(1.83)	(1.50)	(.72)	(1.08)
Total Distributions	(1.29)	(2.02)	(1.69)	(.92)	(1.19)
Net asset value, end of period	18.10	16.28	18.53	16.84	15.28
Total Return (%)	19.76	.45	21.15	16.87	10.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.89	.89	.91	.90	.89
Ratio of net investment income to average net assets [b]	.77	.71	.56	.81	.97
Portfolio Turnover Rate	15.09	25.75	15.03	24.05	13.81
Net Assets, end of period ($ x 1,000)	5,538	6,949	6,598	6,511	6,081

a Based on average shares outstanding.

b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	8.70	9.78	9.29	8.72	8.57
Investment Operations:
Investment income—net [a]	.20	.22	.21	.21	.21
Net realized and unrealized gain (loss) on investments	(.66)	(.33)	1.16	.83	.94
Total From Investment Operations	(.46)	(.11)	1.37	1.04	1.15
Distributions:
Dividends from investment income—net	(.19)	(.21)	(.19)	(.19)	(.21)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	(.79)
Total Distributions	(.90)	(.97)	(.88)	(.47)	(1.00)
Net asset value, end of period	7.34	8.70	9.78	9.29	8.72
Total Return (%)	(6.38)	(.36)	15.31	12.33	14.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.80	.80	.81	.81
Ratio of net expenses to average net assets	.81	.80	.80	.81	.81
Ratio of net investment income to average net assets	2.53	2.47	2.17	2.28	2.54
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	578,269	930,683	1,185,755	1,185,723	1,068,292

a Based on average shares outstanding.

See notes to financial statements.

116

	Investor Shares
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	8.82	9.90	9.39	8.81	8.63
Investment Operations:
Investment income—net [a]	.19	.20	.18	.19	.19
Net realized and unrealized gain (loss) on investments	(.69)	(.33)	1.18	.84	.97
Total from Investment Operations	(.50)	(.13)	1.36	1.03	1.16
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.16)	(.17)	(.19)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	(.79)
Total Distributions	(.88)	(.95)	(.85)	(.45)	(.98)
Net asset value, end of period	7.44	8.82	9.90	9.39	8.81
Total Return (%)	(6.77)	(.60)	15.08	12.02	14.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.05	1.05	1.06	1.06
Ratio of net expenses to average net assets	1.06	1.05	1.05	1.06	1.06
Ratio of net investment income to average net assets	2.26	2.24	1.92	2.03	2.27
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	12,282	23,913	31,625	28,204	16,094

a Based on average shares outstanding.

See notes to financial statements.

117

FINANCIAL HIGHLIGHTS (continued)

	Class A
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	8.71	9.79	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.17	.19	.18	.17	.05
Net realized and unrealized gain (loss) on investments	(.66)	(.33)	1.16	.86	.30
Total from Investment Operations	(.49)	(.14)	1.34	1.03	.35
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.16)	(.17)	(.05)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.88)	(.94)	(.85)	(.45)	(.05)
Net asset value, end of period	7.34	8.71	9.79	9.30	8.72
Total Return (%) [c]	(6.81)	(.64)	15.01	12.18	4.19[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.10	1.10	1.11	1.15[e]
Ratio of net expenses to average net assets	1.15	1.10	1.10	1.10	1.15[e]
Ratio of net investment income to average net assets	2.18	2.20	1.89	2.01	1.96[e]
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	1,193	1,506	4,608	5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

118

	Class C
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	8.68	9.76	9.28	8.72	8.42
Investment Operations:
Investment income—net [b]	.11	.12	.10	.12	.04
Net realized and unrealized gain (loss) on investments	(.65)	(.33)	1.16	.83	.30
Total from Investment Operations	(.54)	(.21)	1.26	.95	.34
Distributions:
Dividends from investment income—net	(.11)	(.11)	(.09)	(.11)	(.04)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.82)	(.87)	(.78)	(.39)	(.04)
Net asset value, end of period	7.32	8.68	9.76	9.28	8.72
Total Return (%) [c]	(7.44)	(1.43)	14.07	11.22	4.00[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.91	1.88	1.88	1.85	1.85[e]
Ratio of net expenses to average net assets	1.90	1.88	1.88	1.81	1.85[e]
Ratio of net investment income to average net assets	1.43	1.36	1.08	1.30	1.69[e]
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	747	1,158	826	1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

119

FINANCIAL HIGHLIGHTS (continued)

	Class I
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	8.71	9.78	9.30	8.72	8.42
Investment Operations:
Investment income—net [b]	.20	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.67)	(.33)	1.16	.84	.30
Total from Investment Operations	(.47)	(.11)	1.36	1.05	.36
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.90)	(.96)	(.88)	(.47)	(.06)
Net asset value, end of period	7.34	8.71	9.78	9.30	8.72
Total Return (%)	(6.54)	(.28)	15.18	12.44	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.84	.83	.85	.86[d]
Ratio of net expenses to average net assets	.87	.84	.83	.85	.86[d]
Ratio of net investment income to average net assets	2.51	2.41	2.13	2.30	2.71[d]
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	7,887	10,135	12,491	6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

120

	Class Y
	Year Ended August 31,
BNY Mellon Income Stock Fund	2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	8.70	9.78	9.29	8.72	8.42
Investment Operations:
Investment income—net [b]	.20	.22	.20	.21	.06
Net realized and unrealized gain (loss) on investments	(.67)	(.33)	1.17	.83	.30
Total from Investment Operations	(.47)	(.11)	1.37	1.04	.36
Distributions:
Dividends from investment income—net	(.19)	(.21)	(.19)	(.19)	(.06)
Dividends from net realized gain on investments	(.71)	(.76)	(.69)	(.28)	-
Total Distributions	(.90)	(.97)	(.88)	(.47)	(.06)
Net asset value, end of period	7.33	8.70	9.78	9.29	8.72
Total Return (%)	(6.51)	(.36)	15.31	12.33	4.26[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83	.82	.80	.81	.86[d]
Ratio of net expenses to average net assets	.83	.82	.80	.81	.86[d]
Ratio of net investment income to average net assets	2.63	2.43	2.17	2.27	2.71[d]
Portfolio Turnover Rate	78.02	59.45	67.57	52.66	54.31
Net Assets, end of period ($ x 1,000)	541	382	12	11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

121

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.45	19.24	16.72	15.03	14.66
Investment Operations:
Investment income—net [a]	.09	.08	.05	.07	.08
Net realized and unrealized gain (loss) on investments	2.36	(.63)	3.28	1.88	.96
Total from Investment Operations	2.45	(.55)	3.33	1.95	1.04
Distributions:
Dividends from investment income—net	(.04)	(.05)	(.04)	(.10)	(.02)
Dividends from net realized gain on investments	(.58)	(1.19)	(.77)	(.16)	(.65)
Total Distributions	(.62)	(1.24)	(.81)	(.26)	(.67)
Net asset value, end of period	19.28	17.45	19.24	16.72	15.03
Total Return (%)	14.24	(1.54)	20.48	13.12	7.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.89	.89	.90	.90
Ratio of net investment income to average net assets	.50	.45	.30	.45	.60
Portfolio Turnover Rate	41.86	44.44	50.53	62.81	74.68
Net Assets, end of period ($ x 1,000)	2,433,885	2,610,739	3,358,399	2,788,133	2,433,012

a Based on average shares outstanding.

See notes to financial statements.

122

	Investor Shares
	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.13	18.90	16.45	14.79	14.45
Investment Operations:
Investment income—net [a]	.04	.04	.01	.03	.05
Net realized and unrealized gain (loss) on investments	2.31	(.60)	3.22	1.86	.94
Total from Investment Operations	2.35	(.56)	3.23	1.89	.99
Distributions:
Dividends from investment income—net	-	(.02)	(.01)	(.07)	-
Dividends from net realized gain on investments	(.58)	(1.19)	(.77)	(.16)	(.65)
Total Distributions	(.58)	(1.21)	(.78)	(.23)	(.65)
Net asset value, end of period	18.90	17.13	18.90	16.45	14.79
Total Return (%)	13.93	(1.70)	20.13	12.89	7.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.14	1.14	1.15	1.15
Ratio of net investment income to average net assets	.26	.21	.05	.20	.34
Portfolio Turnover Rate	41.86	44.44	50.53	62.81	74.68
Net Assets, end of period ($ x 1,000)	106,907	118,579	123,713	88,697	60,222

a Based on average shares outstanding.

See notes to financial statements.

123

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	17.12	23.16	19.48	16.71	16.65
Investment Operations:
Investment income (loss)—net [a]	.00[b]	.02	(.03)	.01	.01
Net realized and unrealized gain (loss) on investments	2.77	(3.16)	5.41	2.86	.68
Total from Investment Operations	2.77	(3.14)	5.38	2.87	.69
Distributions:
Dividends from investment income—net	(.03)	-	-	-	-
Dividends from net realized gain on investments	(.58)	(2.90)	(1.70)	(.10)	(.63)
Total Distributions	(.61)	(2.90)	(1.70)	(.10)	(.63)
Net asset value, end of period	19.28	17.12	23.16	19.48	16.71
Total Return (%)	16.42	(11.94)	28.97	17.19	4.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.02	1.01	1.03	1.05
Ratio of net investment income (loss) to average net assets	.02	.10	(.15)	.05	.04
Portfolio Turnover Rate	74.33	71.58	63.00	75.82	101.40
Net Assets, end of period ($ x 1,000)	466,531	405,350	625,344	507,703	389,890

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

124

	Investor Shares
	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	16.12	22.08	18.69	16.07	16.08
Investment Operations:
Investment (loss)—net [a]	(.04)	(.02)	(.08)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	2.61	(3.04)	5.17	2.76	.65
Total from Investment Operations	2.57	(3.06)	5.09	2.72	.62
Distributions:
Dividends from net realized gain on investments	(.58)	(2.90)	(1.70)	(.10)	(.63)
Net asset value, end of period	18.11	16.12	22.08	18.69	16.07
Total Return (%)	16.20	(12.20)	28.62	16.94	4.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.27	1.26	1.28	1.30
Ratio of net expenses to average net assets	1.28	1.27	1.26	1.28	1.30
Ratio of net investment (loss) to average net assets	(.22)	(.13)	(.40)	(.20)	(.21)
Portfolio Turnover Rate	74.33	71.58	63.00	75.82	101.40
Net Assets, end of period ($ x 1,000)	20,474	18,823	25,022	19,641	14,285

a Based on average shares outstanding.

See notes to financial statements.

125

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.57	18.63	16.96	14.63	14.66
Investment Operations:
Investment income—net [a]	.14	.10	.09	.11	.12
Net realized and unrealized gain (loss) on investments	3.29	(.53)	3.51	3.56	1.20
Total from Investment Operations	3.43	(.43)	3.60	3.67	1.32
Distributions:
Dividends from investment income—net	(.13)	(.12)	(.07)	(.19)	(.11)
Dividends from net realized gain on investments	(.99)	(2.51)	(1.86)	(1.15)	(1.24)
Total Distributions	(1.12)	(2.63)	(1.93)	(1.34)	(1.35)
Net asset value, end of period	17.88	15.57	18.63	16.96	14.63
Total Return (%)	23.11	(.59)	22.62	27.04	9.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87	.86	.86	.87	.87
Ratio of net investment income to average net assets	.90	.66	.53	.72	.83
Portfolio Turnover Rate	43.62	78.12	45.29	62.39	48.25
Net Assets, end of period ($ x 1,000)	447,927	430,597	577,906	485,040	434,171

a Based on average shares outstanding.

See notes to financial statements.

126

	Investor Shares
	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	15.37	18.43	16.81	14.51	14.55
Investment Operations:
Investment income—net [a]	.10	.07	.05	.07	.08
Net realized and unrealized gain (loss) on investments	3.24	(.53)	3.46	3.53	1.19
Total from Investment Operations	3.34	(.46)	3.51	3.60	1.27
Distributions:
Dividends from investment income—net	(.10)	(.09)	(.03)	(.15)	(.07)
Dividends from net realized gain on investments	(.99)	(2.51)	(1.86)	(1.15)	(1.24)
Total Distributions	(1.09)	(2.60)	(1.89)	(1.30)	(1.31)
Net asset value, end of period	17.62	15.37	18.43	16.81	14.51
Total Return (%)	22.77	(.81)	22.24	26.75	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.11	1.11	1.12	1.12
Ratio of net investment income to average net assets	.67	.42	.32	.49	.59
Portfolio Turnover Rate	43.62	78.12	45.29	62.39	48.25
Net Assets, end of period ($ x 1,000)	7,968	7,153	11,658	5,947	4,206

a Based on average shares outstanding.

See notes to financial statements.

127

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.86	16.86	14.49	12.44	12.72
Investment Operations:
Investment income (loss)—net [a]	.01	.01	(.01)	.01	.01
Net realized and unrealized gain (loss) on investments	2.32	(1.74)	3.86	2.09	.50
Total from Investment Operations	2.33	(1.73)	3.85	2.10	.51
Distributions:
Dividends from investment income—net	(.01)	-	(.00)[b]	(.01)	(.04)
Dividends from net realized gain on investments	(.51)	(2.27)	(1.48)	(.04)	(.75)
Total Distributions	(.52)	(2.27)	(1.48)	(.05)	(.79)
Net asset value, end of period	14.67	12.86	16.86	14.49	12.44
Total Return (%)	18.61	(9.13)	28.25	16.94	4.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	.94	.93	.94	.95
Ratio of net investment income (loss) to average net assets	.10	.08	(.05)	.10	.10
Portfolio Turnover Rate	57.41	68.52	61.78	79.45	99.45
Net Assets, end of period ($ x 1,000)	194,521	223,000	370,701	327,604	300,557

a Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

128

	Investor Shares
	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.57	16.57	14.30	12.31	12.59
Investment Operations:
Investment (loss)—net [a]	(.02)	(.02)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss) on investments	2.26	(1.71)	3.80	2.05	.48
Total from Investment Operations	2.24	(1.73)	3.75	2.03	.47
Distributions:
Dividends from net realized gain on investments	(.51)	(2.27)	(1.48)	(.04)	(.75)
Net asset value, end of period	14.30	12.57	16.57	14.30	12.31
Total Return (%)	18.32	(9.31)	27.87	16.55	4.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20	1.19	1.18	1.19	1.20
Ratio of net investment (loss) to average net assets	(.16)	(.17)	(.30)	(.17)	(.11)
Portfolio Turnover Rate	57.41	68.52	61.78	79.45	99.45
Net Assets, end of period ($ x 1,000)	2,164	2,064	4,258	3,227	1,697

a Based on average shares outstanding.

See notes to financial statements.

129

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.31	13.45	13.17	11.22	11.55
Investment Operations:
Investment income—net [a]	.21	.31	.23	.19	.18
Net realized and unrealized gain (loss) on investments	.60	(1.20)	.26	1.98	(.35)
Total from Investment Operations	.81	(.89)	.49	2.17	(.17)
Distributions:
Dividends from investment income—net	(.34)	(.25)	(.21)	(.22)	(.16)
Net asset value, end of period	12.78	12.31	13.45	13.17	11.22
Total Return (%)	6.47	(6.50)	3.68	19.80	(1.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03	1.02	1.02	1.04	1.03
Ratio of net investment income to average net assets	1.67	2.47	1.68	1.64	1.59
Portfolio Turnover Rate	66.41	59.03	54.87	81.88	86.83
Net Assets, end of period ($ x 1,000)	552,883	897,080	1,124,632	1,076,444	1,007,752

a Based on average shares outstanding.

See notes to financial statements.

130

	Investor Shares
	Year Ended August 31,
BNY Mellon International Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.12	14.32	14.02	11.92	12.26
Investment Operations:
Investment income—net [a]	.20	.29	.22	.20	.15
Net realized and unrealized gain (loss) on investments	.64	(1.27)	.26	2.10	(.37)
Total from Investment Operations	.84	(.98)	.48	2.30	(.22)
Distributions:
Dividends from investment income—net	(.31)	(.22)	(.18)	(.20)	(.12)
Net asset value, end of period	13.65	13.12	14.32	14.02	11.92
Total Return (%)	6.28	(6.74)	3.41	19.59	(1.78)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.28	1.27	1.27	1.29	1.28
Ratio of net investment income to average net assets	1.53	2.20	1.44	1.53	1.25
Portfolio Turnover Rate	66.41	59.03	54.87	81.88	86.83
Net Assets, end of period ($ x 1,000)	14,473	16,755	19,963	18,145	11,553

a Based on average shares outstanding.

See notes to financial statements.

131

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.14	10.72	11.23	8.96	7.98
Investment Operations:
Investment income—net [a]	.07	.14	.11	.08	.09
Net realized and unrealized gain (loss) on investments	1.27	(.64)	(.53)	2.26	.96
Total from Investment Operations	1.34	(.50)	(.42)	2.34	1.05
Distributions:
Dividends from investment income—net	(.13)	(.08)	(.09)	(.07)	(.07)
Net asset value, end of period	11.35	10.14	10.72	11.23	8.96
Total Return (%)	13.24	(4.68)	(3.76)	26.36	13.35
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.39	1.39	1.40	1.44
Ratio of net investment income to average net assets	.71	1.37	.96	.84	1.10
Portfolio Turnover Rate	34.44	90.09	80.86	91.81	103.60
Net Assets, end of period ($ x 1,000)	762,408	819,164	922,117	904,774	693,652

a Based on average shares outstanding.

See notes to financial statements.

132

	Investor Shares
	Year Ended August 31,
BNY Mellon Emerging Markets Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.41	11.01	11.53	9.20	8.17
Investment Operations:
Investment income—net [a]	.04	.12	.09	.07	.07
Net realized and unrealized gain (loss) on investments	1.30	(.67)	(.54)	2.31	1.00
Total from Investment Operations	1.34	(.55)	(.45)	2.38	1.07
Distributions:
Dividends from investment income—net	(.11)	(.05)	(.07)	(.05)	(.04)
Net asset value, end of period	11.64	10.41	11.01	11.53	9.20
Total Return (%)	12.85	(4.99)	(3.93)	26.05	13.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.64	1.64	1.65	1.69
Ratio of net investment income to average net assets	.36	1.10	.74	.69	.85
Portfolio Turnover Rate	34.44	90.09	80.86	91.81	103.60
Net Assets, end of period ($ x 1,000)	20,919	20,970	20,257	17,970	11,263

a Based on average shares outstanding.

See notes to financial statements.

133

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.20	13.86	14.20	12.35	11.92
Investment Operations:
Investment income—net [a]	.37	.59	.57	.42	.34
Net realized and unrealized gain (loss) on investments	(.82)	(1.69)	(.32)	1.84	.41
Total from Investment Operations	(.45)	(1.10)	.25	2.26	.75
Distributions:
Dividends from investment income—net	(.48)	(.56)	(.59)	(.41)	(.32)
Net asset value, end of period	11.27	12.20	13.86	14.20	12.35
Total Return (%)	(3.94)	(7.98)	1.63	18.72	6.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.07	1.08	1.09	1.09
Ratio of net investment income to average net assets	3.05	4.53	3.92	3.27	2.85
Portfolio Turnover Rate	55.03	45.49	54.20	46.42	78.17
Net Assets, end of period ($ x 1,000)	111,258	282,061	360,816	367,829	282,609

a Based on average shares outstanding.

See notes to financial statements.

134

	Investor Shares
	Year Ended August 31,
BNY Mellon International Equity Income Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.35	14.00	14.36	12.47	11.97
Investment Operations:
Investment income—net [a]	.36	.53	.54	.62	.23
Net realized and unrealized gain (loss) on investments	(.85)	(1.67)	(.34)	1.57	.52
Total from Investment Operations	(.49)	(1.14)	.20	2.19	.75
Distributions:
Dividends from investment income—net	(.44)	(.51)	(.56)	(.30)	(.25)
Net asset value, end of period	11.42	12.35	14.00	14.36	12.47
Total Return (%)	(4.15)	(8.21)	1.27	17.87	6.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.39	1.32	1.33	1.37	1.34
Ratio of net investment income to average net assets	2.97	4.09	3.78	4.13	1.92
Portfolio Turnover Rate	55.03	45.49	54.20	46.42	78.17
Net Assets, end of period ($ x 1,000)	930	2,318	1,627	2,135	765

a Based on average shares outstanding.

See notes to financial statements.

135

FINANCIAL HIGHLIGHTS (continued)

	Class M
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.27	13.16	12.30	11.30	11.51
Investment Operations:
Investment income—net [a]	.21	.19	.17	.18	.17
Net realized and unrealized gain (loss) on investments	1.31	(.33)	1.26	1.12	.39
Total from Investment Operations	1.52	(.14)	1.43	1.30	.56
Distributions:
Dividends from investment income—net	(.23)	(.26)	(.21)	(.20)	(.19)
Dividends from net realized gain on investments	(.68)	(.49)	(.36)	(.10)	(.58)
Total Distributions	(.91)	(.75)	(.57)	(.30)	(.77)
Net asset value, end of period	12.88	12.27	13.16	12.30	11.30
Total Return (%)	12.78	(.44)	11.86	11.73	5.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [b]	.39	.39	.38	.38	.37
Ratio of net expenses to average net assets [b]	.31	.31	.29	.30	.27
Ratio of net investment income to average net assets [b]	1.76	1.55	1.33	1.51	1.52
Portfolio Turnover Rate	35.71	28.14	20.66	27.34	23.99
Net Assets, end of period ($ x 1,000)	463,184	454,093	489,598	460,142	444,399

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

136

	Investor Shares
	Year Ended August 31,
BNY Mellon Asset Allocation Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.37	13.25	12.39	11.38	11.58
Investment Operations:
Investment income—net [a]	.18	.13	.14	.15	.14
Net realized and unrealized gain (loss) on investments	1.32	(.29)	1.26	1.14	.40
Total from Investment Operations	1.50	(.16)	1.40	1.29	.54
Distributions:
Dividends from investment income—net	(.19)	(.23)	(.18)	(.18)	(.16)
Dividends from net realized gain on investments	(.68)	(.49)	(.36)	(.10)	(.58)
Total Distributions	(.87)	(.72)	(.54)	(.28)	(.74)
Net asset value, end of period	13.00	12.37	13.25	12.39	11.38
Total Return (%)	12.51	(.63)	11.50	11.49	4.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [d]	.64	.64	.63	.63	.62
Ratio of net expenses to average net assets [d]	.56	.56	.54	.55	.52
Ratio of net investment income to average net assets [d]	1.52	1.09	1.06	1.22	1.25
Portfolio Turnover Rate	35.71	28.14	20.66	27.34	23.99
Net Assets, end of period ($ x 1,000)	6,443	7,083	6,959	6,745	5,131

a Based on average shares outstanding.
b Amount does not include the expenses of the underlying funds.

See notes to financial statements.

137

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund seeks long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of the fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares.

The Trust’s of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of BNY Mellon Income Stock Fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

138

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

139

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2020 in valuing each fund’s investments:

(b) Foreign currency transactions: BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: Each relevant fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the funds invest. These foreign taxes, if any, are paid by the funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of August 31, 2020, if any, are disclosed in the funds’ Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

140

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities— Common Stocks	152,867,308	-	-	-	-	-	152,867,308
Investment Companies	515,720	-	-	-	-	-	515,720
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities— Common Stocks	211,324,795	-	-	-	-	-	211,324,795
Investment Companies	120,378,271	-	-	-	-	-	120,378,271
BNY Mellon Income Stock Fund
Convertible Bonds	13,777,032	-	-	-	-	-	13,777,032
Equity Securities— Common Stocks	575,790,420	-	-	-	-	-	575,790,420
Investment Companies	32,997,651	-	-	-	-	-	32,997,651
Other Financial Instruments:
Options Written	-	(93,000)	-	-	-	-	(93,000)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	2,508,497,693	-	-	-	-	-	2,508,497,693
Exchange-Traded Funds	7,083,170	-	-	-	-	-	7,083,170
Investment Companies	49,356,723	-	-	-	-	-	49,356,723
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities— Common Stocks	467,694,814	-	-	-	-	-	467,694,814
Exchange-Traded Funds	4,474,610	-	-	-	-	-	4,474,610
Investment Companies	30,135,746	-	-	-	-	-	30,135,746
BNY Mellon Focused Equity Opportunities Fund
Equity Securities— Common Stocks	455,012,501	-	-	-	-	-	455,012,501
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities— Common Stocks	191,448,416	-	-	-	-	-	191,448,416
Exchange-Traded Funds	2,101,667	-	-	-	-	-	2,101,667
Investment Companies	8,357,791	-	-	-	-	-	8,357,791
BNY Mellon International Fund
Equity Securities— Common Stocks	550,378,988	-	-	-	-	-	550,378,988
Exchange-Traded Funds	5,405,101	-	-	-	-	-	5,405,101
Investment Companies	784,429	-	-	-	-	-	784,429

141

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon Emerging Markets Fund
Equity Securities— Common Stocks	757,195,855	-			-	-	-	757,195,855
Equity Securities— Preferred Stocks	3,980,576	-	-		-	-	-	3,980,576
Exchange-Traded Funds	7,956,403	-	-		-	-	-	7,956,403
Investment Companies	6,823,602	-	-		-	-	-	6,823,602
Rights	-	-	0	††	-	-	-	0
BNY Mellon International Equity Income Fund
Equity Securities— Common Stocks	108,821,204	-	-		-	-	-	108,821,204
Exchange-Traded Funds	869,432	-	-		-	-	-	869,432
Investment Companies	256,238	-	-		-	-	-	256,238
Other Financial Instruments:
Forward Foreign Currency Exchange Contract†††	-	-	581		-	-	-	581
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,157,694		-	-	-	1,157,694
Corporate Bonds	-	-	27,714,834		-	-	-	27,714,834
Equity Securities— Common Stocks	115,498,336	-	-		-	-	-	115,498,336
Equity Securities— Preferred Stocks	402,150	-	-		-	-	-	402,150
Investment Companies	290,889,973	-	-		-	-	-	290,889,973
Municipal Securities	-	-	3,981,646		-	-	-	3,981,646
U.S. Government Agencies Mortgage-Backed	-	-	17,712,534		-	-	-	17,712,534
U.S. Treasury Securities	-	-	13,092,483		-	-	-	13,092,483

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

142

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2020.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$ 1,315
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,600
BNY Mellon Income Stock Fund	10,175
BNY Mellon Mid Cap Multi-Strategy Fund	157,114
BNY Mellon Small Cap Multi-Strategy Fund	74,634
BNY Mellon Focused Equity Opportunities Fund	5,177
BNY Mellon Small/Mid Cap Multi-Strategy Fund	30,566
BNY Mellon International Fund	3,541
BNY Mellon Emerging Markets Fund	14,601
BNY Mellon International Equity Income Fund	5,257
BNY Mellon Asset Allocation Fund	1,097

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund and BNY Mellon Asset Allocation Fund investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to

143

NOTES TO FINANCIAL STATEMENTS (continued)

mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR..

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund and BNY Mellon Emerging Markets Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income($)	Accumulated Capital (Losses) ($)	Undistributed Capital Gains ($)	Unrealized Appreciation (Depreciation) ($)	Capital (losses) Realized After October 31, 2019†	Late Ordinary Loss†
BNY Mellon Large Cap Stock Fund	-	-	15,181,582	52,827,513	-	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	1,530,902	-	15,757,163	150,658,128	-	-
BNY Mellon Income Stock Fund	694,562	-	-	38,072,877	(15,090,207)	-
BNY Mellon Mid Cap Multi-Strategy Fund	6,087,091	-	158,729,953	998,854,721	-	-
BNY Mellon Small Cap Multi-Strategy Fund	-	-	-	115,275,071	(1,702,576)	(365,708)
BNY Mellon Focused Equity Opportunities Fund	2,313,600	-	24,392,590	159,814,909	-	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	-	-	8,688,667	57,833,721	-	(104,455)
BNY Mellon International Fund	13,066,613	(83,803,399)	-	(9,290,816)	-	-
BNY Mellon Emerging Markets Fund	10,476,582	(466,022,657)	-	247,462,616	-	-
BNY Mellon International Equity Income Fund	2,046,667	(77,246,247)	-	(2,265,858)	-	-
BNY Mellon Asset Allocation Fund	437,529	-	9,454,470	92,994,661	-	-

† These losses were deferred for tax purposes to the first day of the following fiscal year.

144

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2020 and August 31, 2019.

Table 4—Capital Loss Carryover
	Short-Term Losses ($)†	Long-Term Losses ($)†
			Total ($)

BNY Mellon International Fund	32,878,194	50,925,205	83,803,399
BNY Mellon Emerging Markets Fund	264,748,989	201,273,668	466,022,657
BNY Mellon International Equity Income Fund	36,711,835	40,534,412	77,246,247

† These Short-term and Long-term capital losses can be carried forward for an unlimited period.

Table 5— Tax Character of Distributions Paid
	2020		2019
	Ordinary Income ($)	Long-Term Capital Gains ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	2,001,083	23,571,186	4,951,217	31,343,182
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	3,436,575	22,166,638	4,767,656	34,736,206
BNY Mellon Income Stock Fund	24,319,994	71,826,543	37,468,299	80,349,093
BNY Mellon Mid Cap Multi-Strategy Fund	5,249,653	88,833,071	49,686,294	156,443,917
BNY Mellon Small Cap Multi-Strategy Fund	603,688	13,811,767	11,972,106	59,746,672
BNY Mellon Focused Equity Opportunities Fund	4,356,243	25,601,420	5,947,602	72,140,185
BNY Mellon Small/Mid Cap Multi-Strategy Fund	152,991	8,473,128	11,347,051	36,505,697
BNY Mellon International Fund	24,173,104	-	20,131,195	-
BNY Mellon Emerging Markets Fund	10,545,792	-	6,295,437	-
BNY Mellon International Equity Income Fund	9,708,920	-	13,755,206	-
BNY Mellon Asset Allocation Fund	8,605,175	24,941,107	10,412,267	18,731,649

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $180 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2020, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Large Cap Stock Fund was approximately $63,115, with a related weighted average annualized interest rate of 1.93%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Income Stock Fund was approximately $119,399, with a related weighted average annualized interest rate of 1.20%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Mid Cap Multi-Strategy Fund was approximately

145

NOTES TO FINANCIAL STATEMENTS (continued)

$27,869 with a related weighted average annualized interest rate of 1.87%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Focused Equity Opportunities Fund was approximately $148,087, with a related weighted average annualized interest rate of 2.00%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon International Fund was approximately $889,891, with a related weighted average annualized interest rate of 1.73%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Emerging Markets Fund was approximately $160,109, with a related weighted average annualized interest rate of 1.77%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon International Equity Fund was approximately $694,809, with a related weighted average annualized interest rate of 1.58%.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2020 for BNY Mellon Asset Allocation Fund was approximately $22,131, with a related weighted average annualized interest rate of 1.74%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Adviser has contractually agreed, from September 1, 2019 through June 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. On or after June 1, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $938 during the period ended August 31, 2020.

For BNY Mellon Asset Allocation Fund, the Adviser has contractually agreed, from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $389,265 during the period ended August 31, 2020.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between the Adviser and Walter Scott, the Adviser pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Tax-

146

Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. The Adviser pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2020, the Distributor retained $1,394 from commissions earned on sales of BNY Mellon Income Stock Fund Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2020, Class C shares were charged $7,711 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended August 31, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$ 17,634
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	14,811
BNY Mellon Income Stock Fund
Investor Shares	46,099
Class A	3,644
Class C	2,570
BNY Mellon Mid Cap Multi-Strategy Fund	278,615
BNY Mellon Small Cap Multi-Strategy Fund	45,879
BNY Mellon Focused Equity Opportunities Fund	19,903
BNY Mellon Small/Mid Cap Multi-Strategy Fund	5,038
BNY Mellon International Fund	40,059
BNY Mellon Emerging Markets Fund	50,113
BNY Mellon International Equity Income Fund	3,636
BNY Mellon Asset Allocation Fund	15,292

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares compensates BNY Mellon Transfer, Inc.,

147

NOTES TO FINANCIAL STATEMENTS (continued)

a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to the fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust except for BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares transfer agent fees. During the period ended August 31, 2020, BNY Mellon Income Stock Fund Class A, Class C, Class I and Class Y shares was charged $2,902 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2020 pursuant to the custody agreement.

Table 7—Custody Agreement Fees

BNY Mellon Large Cap Stock Fund	$ 17,851
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8,109
BNY Mellon Income Stock Fund	16,509
BNY Mellon Mid Cap Multi-Strategy Fund	66,682
BNY Mellon Small Cap Multi-Strategy Fund	38,137
BNY Mellon Focused Equity Opportunities Fund	10,590
BNY Mellon Small/Mid Cap Multi-Strategy Fund	26,661
BNY Mellon International Fund	146,834
BNY Mellon Emerging Markets Fund	618,808
BNY Mellon International Equity Income Fund	187,493
BNY Mellon Asset Allocation Fund	11,327

Table 8 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended August 31, 2020.

Table 8—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$ 13,975
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	19,565
BNY Mellon Income Stock Fund	13,975
BNY Mellon Mid Cap Multi-Strategy Fund	22,360
BNY Mellon Small Cap Multi-Strategy Fund	13,975
BNY Mellon Focused Equity Opportunities Fund	13,975
BNY Mellon Small/Mid Cap Multi-Strategy Fund	13,975
BNY Mellon International Fund	13,975
BNY Mellon Emerging Markets Fund	13,975
BNY Mellon International Equity Income Fund	13,975
BNY Mellon Asset Allocation Fund	16,770

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts and options transactions, during the period ended August 31, 2020.

148

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Transfer Agency Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	82,835	15,884	-	1,476	5,600	2,273	-	-
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	138,387	22,081	-	1,115	2,723	3,182	-	-
BNY Mellon Income Stock Fund	339,039	64,955	483	3,055	6,577	2,273	446	-
BNY Mellon Mid Cap Multi-Strategy Fund	1,604,921	266,717	-	22,396	17,392	3,637	-	-
BNY Mellon Small Cap Multi-Strategy Fund	340,884	49,986	-	4,251	10,865	2,273	-	-
BNY Mellon Focused Equity Opportunities Fund	262,334	46,710	-	1,661	3,294	2,273	-	-
BNY Mellon Small/Mid Cap Multi-Strategy Fund	125,069	20,785	-	444	8,078	2,273	-	-
BNY Mellon International Fund	409,309	60,019	-	3,048	42,815	2,273	-	-
BNY Mellon Emerging Markets Fund	763,890	82,792	-	4,338	195,756	2,273	-	-
BNY Mellon International Equity Income Fund	82,212	12,055	-	191	69,980	2,273	-	-
BNY Mellon Asset Allocation Fund	119,944	18,604	-	1,340	3,050	2,728	-	(3,275)

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	76,875,527	144,763,805
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	46,105,420	75,733,001
BNY Mellon Income Stock Fund	600,460,170	843,872,103
BNY Mellon Mid Cap Multi-Strategy Fund	1,057,810,527	1,532,879,707
BNY Mellon Small Cap Multi-Strategy Fund	300,082,615	307,062,204
BNY Mellon Focused Equity Opportunities Fund	180,914,752	246,822,293
BNY Mellon Small/Mid Cap Multi-Strategy Fund	114,995,835	173,580,475
BNY Mellon International Fund	500,099,778	840,348,386
BNY Mellon Emerging Markets Fund	271,083,834	403,989,377
BNY Mellon International Equity Income Fund	115,955,357	255,448,717
BNY Mellon Asset Allocation Fund	160,062,515	192,237,444

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2020 is discussed below.

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation)

149

NOTES TO FINANCIAL STATEMENTS (continued)

to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at August 31, 2020 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At August 31, 2020, there were no forward contracts outstanding for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund. Forward contracts open at August 31, 2020 for BNY Mellon International Equity Income Fund are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 11 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2020.

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Table 11—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon International Equity Income Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	581	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	581	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	581	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs	581		-	-	581

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

Table 12 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended August 31, 2020.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	45,296
BNY Mellon International Fund Forward contracts	72,609
BNY Mellon Emerging Markets Fund Forward contracts	212,392
BNY Mellon International Equity Income Fund Forward contracts	232,351

Table 13 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2020.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	100,555,515	57,877,690	5,050,177	52,827,513
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	181,044,938	156,825,210	6,167,082	150,658,128
BNY Mellon Income Stock Fund	584,469,728	88,109,130	50,036,253	38,072,877
BNY Mellon Mid Cap Multi-Strategy Fund	1,566,082,865	1,050,231,862	51,377,141	998,854,721
BNY Mellon Small Cap Multi-Strategy Fund	387,030,099	142,535,590	27,260,519	115,275,071
BNY Mellon Focused Equity Opportunities Fund	295,197,592	172,385,910	12,571,001	159,814,909
BNY Mellon Small/Mid Cap Multi-Strategy Fund	144,074,153	69,507,791	11,674,070	57,833,721
BNY Mellon International Fund	566,074,067	64,637,496	74,143,045	(9,505,549)
BNY Mellon Emerging Markets Fund	528,406,788	307,130,918	59,581,270	247,549,648
BNY Mellon International Equity Income Fund	112,269,625	15,191,423	17,513,593	(2,322,170)
BNY Mellon Asset Allocation Fund	377,454,989	96,929,666	3,935,005	92,994,661

151

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Large Cap Stock Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund, (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, statement of forward foreign currency exchange contracts and the statement of options written, as of August 31, 2020, the statements of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or period in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

152

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Large Cap Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 99.95% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,001,083 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.7171per share as a capital gain dividend paid on December 9, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0083 as a short-term capital gain dividend paid on December 9, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,736,182 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $1.1436 per share as a capital gain dividend paid on December 20, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0044 as a short-term capital gain dividend paid on December 20, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Income Stock Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 89.92% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $23,366,428 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6628 per share as a capital gain dividend paid on December 9, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0441 as a short-term capital gain dividend paid on December 9, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $5,249,653 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.5808 per share as a capital gain dividend paid on December 18, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Small Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $603,688 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive

153

IMPORTANT TAX INFORMATION (Unaudited) (continued)

notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.5779 per share as a capital gain dividend paid on December 17, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BNY Mellon Focused Equity Opportunities Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $4,356,243 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.9605 per share as a capital gain dividend paid on December 12, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0085 as a short-term capital gain dividend paid on December 12, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Small / Mid Cap Multi-Strategy Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $152,991 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.5033 per share as a capital gain dividend paid on December 12, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0302 as a short-term capital gain dividend paid on December 12, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon International Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $22,163,858 as income sourced from foreign countries for the fiscal year ended August 31, 2020 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $1,615,672 as taxes paid from foreign countires for the fiscal year ended August 31, 2020 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also the fund reports the maximum amount allowable, but not less than $25,788,776 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in acoordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Emerging Markets Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $24,892,202 as income sourced from foreign countries for the fiscal year ended August 31, 2020 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $2,341,148 as taxes paid from foreign countires for the fiscal year ended August 31, 2020 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also the fund reports the maximum amount allowable, but not less than $8,828,645 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in acoordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon International Equity Income Fund

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries.

154

The fund reports the maximum amount allowable but not less than $10,126,057 as income sourced from foreign countries for the fiscal year ended August 31, 2020 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $910,828 as taxes paid from foreign countires for the fiscal year ended August 31, 2020 in accordance with Section 853(a) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also the fund reports the maximum amount allowable, but not less than $10,555,306 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in acoordance with Section 854(b)(1)(B) of the Internal Revenue Code.

BNY Mellon Asset Allocation Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 25.92% of ordinary income dividends paid during the fiscal year ended August 31, 2020 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $2,261,316 as ordinary income dividends paid during the fiscal year ended August 31, 2020 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund reports the maximum amount allowable but not less than $.6707 per share as a capital gain dividend paid on December 31, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0052 as a short-term capital gain dividend paid on December 31, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

155

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2020, the Board considered the renewal of (i) the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”), (ii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, pursuant to which Walter Scott & Partners Limited (“Walter Scott”) provides day-to-day management of the portion of the fund’s investments allocated to the U.S. Large Cap Equity Strategy, (iii) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Boston Partners Global Investors, Inc. (“Boston Partners”) provides day-to-day management of the fund’s investments allocated to the Boston Partners Mid Cap Value Strategy and (iv) the Sub-Investment Advisory Agreement with respect to BNY Mellon Mid Cap Multi-Strategy Fund, pursuant to which Geneva Capital Management LLC (“GCM”) provides day-to-day management of the portion of the fund’s investments allocated to the Geneva Mid Cap Growth Strategy (Walter Scott, Boston Partners and GCM, collectively, the “Subadvisers”). The Agreement and each Sub-Investment Advisory Agreement are collectively referred to as the “Agreements”. The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of the administrative services referenced above. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadvisers. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the Adviser’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadvisers. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of institutional and retail funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional funds (the “Expense Universe”). At the Adviser’s request, the Board also reviewed reports prepared by Broadridge with respect to BNY Mellon Asset Allocation Fund, a “Fund of Funds”, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds of funds selected by Broadridge as comparable to the fund (the “Funds of Funds Performance Group”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds of funds in the Funds of Funds Performance Group (the “Funds of Funds Expense Group”) and with a broader group of institutional funds of funds (the “Funds of Funds Expense Universe”). The information for each comparison was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe, and representatives of the Adviser

156

informed the Board of the methodology Broadridge used to select the funds in the Funds of Funds Performance Group and the Fund of Funds Expense Group and Funds of Funds Expense Universe. The Board discussed the results of the comparisons with representatives of the Adviser, its affiliates and/or the Subadviser(s), as applicable.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate and total expenses paid by the fund over the fund’s last fiscal year.

The Board considered the fee to each Subadviser in relation to the fee paid to the Adviser by the relevant funds and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that each Subadviser’s fee is paid by the Adviser (out of its fee from the relevant fund) and not the fund.

As applicable to each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser(s) or its affiliates, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the one-year period where it was below the Performance Group and Performance Universe medians. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2019, which showed that three out of the fund’s six strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was higher than the Expense Group and Expense Universe medians and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median.

BNY Mellon Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2019, which showed that three out of the fund’s five strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median, the fund’s actual management fee was higher than the Expense Group and Expense Universe medians and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median.

157

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2019, which showed that two out of the fund’s three strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee and the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s actual total expenses were lower than the Expense Group median total expenses and slightly higher than Expense Universe median total expenses.

BNY Mellon Small/Mid Cap Multi-Strategy Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, expect for one- and five-year periods when it was above the Performance Group median. The Board also reviewed performance attribution information relating to each fund strategy and the managers responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2019, which showed that one out of the fund’s three strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain periods under review.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly lower than the Expense Group median total expenses and lower than the Expense Universe median total expenses.

BNY Mellon Income Stock Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group in the one-, five- and ten-year periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were equal to the Expense Group median total expenses and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until June 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of Class A, C, I or Y shares of the fund (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

BNY Mellon Focused Equity Opportunities Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods (highest in the Performance Group in the four-year period), except the two- and ten-year periods where it was below the Performance Group median, and below the Performance Universe median for all periods, except the four-year period when it was above the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar

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year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median total expenses and higher than the Expense Universe median total expenses.

BNY Mellon Asset Allocation Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the three-year period when it was above the Performance Group median. They also considered that the fund’s total return performance was above the Funds of Funds Performance Group median for the two-, three- and five-year periods and below the Funds of Funds Performance Group median for the one-, four- and ten-year periods. The Board also reviewed performance attribution information relating to each fund strategy and the managers or underlying funds responsible for the strategy compared to the strategy’s benchmark index for the one-year period ended December 31, 2019, which showed that twelve out of the fund’s twenty-two managers/underlying funds in the strategies performed better than the respective benchmark index. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and the Funds of Funds Expense Group and Funds of Funds Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund invests a portion of its assets in underlying mutual funds (“Acquired Funds”) and that the fund’s pro rata share of the expenses of the Acquired Funds was included in the fund’s actual total expense rankings in the Expense Group and Expense Universe and the Funds of Funds Expense Group and Funds of Funds Expense Universe and that the other funds of funds in the Funds of Funds Expense Group and Funds of Funds Expense Group Universe also included Acquired Fund Expenses. The Board considered that the fund’s contractual management fee was lower than the Expense Group median and higher than the Funds of Funds Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fee and higher than the Funds of Funds Expense Group and Funds of Funds Expense Universe median actual management fee. This information also showed that the fund’s total expenses were lower than the Expense Group median total expenses before Acquired Funds expenses and slightly higher than the Expense Group and Expense Universe median total expenses after Acquired Funds expenses, and equal to the Funds of Funds Expense Group median total expenses after Acquired Funds expenses and lower than Funds of Funds Expense Universe median total expenses after Acquired Funds expenses.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until December 31, 2020, to waive receipt of its fees and/or assume the expenses of the fund, so that the total annual operating expenses of neither share class of the fund (including indirect fees and expenses of the underlying funds, but excluding fund shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.87% of the fund’s average daily net assets.

BNY Mellon International Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the three- and five-year periods and above the Performance Universe median for one-, three- and five-year periods, at the Performance Group median for the four-year period, and below the Performance Group and Performance Universe medians for all other periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

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INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND BNY MELLON MID CAP MULTI-STRATEGY FUND’S SUB-ADVISORY AGREEMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the three- and four-year periods when it was at the Performance Group median, and above the Performance Universe median for all periods except the two- and ten-year periods when it was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star three-year rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon Large Cap Stock Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board discussed with representatives of the Adviser the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon International Equity Income Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the three- and four-year periods and was above the Performance Universe median for the four- and five-year periods, and was below the Performance Group or Performance Universe medians for each other period. It was noted that there were four or fewer other funds in the Performance Group in each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangements for BNY Mellon Asset Allocation Fund and BNY Mellon Income Stock Fund and the effect such arrangements have on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser(s), as applicable, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect

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these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the relevant fund, pays each Subadviser pursuant to its corresponding Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadvisers from acting as investment adviser and sub-investment advisers, respectively, and took into consideration the soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund, by Walter Scott to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and by Boston Partners and GCM to BNY Mellon Mid Cap Multi-Strategy Fund are adequate and appropriate.

• With respect to BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund and BNY Mellon Income Stock Fund, the Board was satisfied with each such fund’s performance.

• With respect to BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Asset Allocation Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund, the Board generally was satisfied with each such fund’s overall performance.

• With respect to BNY Mellon Mid-Cap Multi-Strategy Fund and BNY Mellon Large Cap Stock Fund, while the Board was concerned with the fund’s performance, the Board expressed confidence in each such fund’s strategy and portfolio managers and agreed to closely monitor performance.

• For each fund, the Board concluded that the fee(s) paid to the Adviser and the Subadviser(s), as applicable, continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the fees charged by the Adviser under the Agreement with respect BNY Mellon Asset Allocation Fund were for services in addition to, and not duplicative of, services provided under the advisory contracts of the underlying funds in which the fund invested.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadvisers, of the Adviser and the Subadvisers and the services provided to each fund by the Adviser and, as applicable, the Subadvisers. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreements, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreements for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements in prior years. The Board determined to renew the Agreements.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether each fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires each fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by each fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by each fund board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored each fund’s liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (77)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), including Vice Chairman (1980-2002) and CEO and President (2002-2007)

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present) and Chair of Audit Committee (2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (84)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation (1972-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (64)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (76)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (72)
oard Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald (1994-Present)

President and Founder, jobfind.com, an employment search site on the world wide web, (1996-Present)

• President and Publisher of The Boston Herald (1994-2018)

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (79)
Board Member (2000)Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 56 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

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CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub Adviser
Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK

Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
One Grand Central Place
60 East 42nd Street – Suite 1550
New York, NY 10165

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTAR0820-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

ANNUAL REPORT August 31, 2020

Contents

THE FUNDS

F O R M O R E I N F O R M AT I O N

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2019 through August 31, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Bond Fund’s Class M shares produced a total return of 6.49%, and Investor shares produced a total return of 6.22%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of 6.47% for the same period.2

Bonds generally produced positive results over the 12 months, despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The Class M shares outperformed the Index due to the positioning decisions within corporate and government-related debt. And the Investor shares moderately underperformed the Index due to the allocation and duration decisions within nominal Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser.3 Investments in bonds may include government securities, corporate bonds, mortgage-related securities and municipal securities. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund’s portfolio or on the maturities of the individual bonds the fund may purchase. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of COVID-19, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the oil price drop, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance-sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to make their mortgage and car payments. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the reporting period. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Corporate Bond Performance Aids Relative Results

Returns were helped during the period by investment decisions within corporate debt. An overweight to the asset class as well as duration decisions provided a large tailwind to results. Positioning within the energy, communications, consumer cyclical and technology sectors were particularly additive. An overweight to banks was also positive. In addition, securities issued by government-related entities also bolstered returns. An overweight to this outperforming asset class, as well as positive security selection, was accretive to results. A position in Treasury Inflation Protected Securities (TIPS) also helped returns. From a credit rating perspective, a material overweight to BBB rated debt was beneficial.

Conversely, the fund’s underweight to nominal Treasuries provided a headwind to results, as did duration positioning within the asset class. Short duration positioning within securitized debt, particularly mortgage-backed securities, also

4

hampered returns. From a credit rating perspective, AAA rated debt weighed most heavily on results.

Favoring Corporate Bonds in a Low Rate Environment

Despite the economic uncertainty caused by the spread of COVID-19, we remain optimistic regarding the prospects for corporate bonds and plan to maintain an overweight to this asset class. The Fed continues to provide liquidity within the corporate sector. We think this will continue to provide support to valuations. The continued low rate environment allows companies to continue to extend and refinance their debt. Even though companies may be more leveraged than they were a decade ago, their cost of capital and average time to pay it down seems manageable. While we see COVID-19 and its resulting economic impacts influencing the amount of bankruptcies filed by corporations, we believe investment-grade corporate bonds will be well insulated, and defaults will be seen predominantly in below investment-grade credits. We do not believe that we will see significant spread widening on the horizon for investment-grade credit due to weakening fundamentals. In addition, supply and demand factors have been supportive of valuations, and we believe this will continue for the foreseeable future.

We expect the current low rate environment will continue. We believe this means future total returns for bonds may be muted given there is little room for rates to fall farther. To compensate for this, we think adding return via yield is prudent in the current environment, and it is our opinion that well-selected corporate bonds may achieve this goal. We remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations. We think the current environment may provide an opportunity to benefit investors through careful security selection. We plan to maintain an underweight to Treasuries, and neutral duration positioning for the near term.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bond funds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of 5.23%, and Investor shares produced a total return of 4.93%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of 5.95% for the same period.2

Intermediate-term bonds generally produced positive results over the reporting period, despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The fund produced lower returns than the Index, due in part to positioning within Treasuries.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

The fund’s investments in bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser.3 Investments in bonds may include government securities, corporate bonds and municipal securities. Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. The fund may invest in individual bonds of any maturity or duration. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by the fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond’s principal to be repaid earlier than at its stated maturity. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the reporting period. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of COVID-19, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the oil price tumble, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults as newly out-of-work individuals struggled to make their mortgage and car payments. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopening began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the reporting period. In addition, large swaths of the economy remained constrained by the pandemic, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Treasury Performance Dampens Relative Results

Returns were hampered during the period by investment decisions within Treasuries and other AAA rated debt. The duration effect for these securities was one of the largest detractors for the reporting period. Short duration positioning within these securities within a falling rate environment hurt relative results. Bonds with an A rating also constrained results. An out-of-index Treasury Inflation-Protected Securities (TIPS) position weighed on returns as well. Securitized products provided a headwind, particularly mortgage-backed securities. Credits issued by transportation companies also weighed on returns.

Conversely, the fund’s material overweight to and security selection within BBB rated debt was beneficial during the period. Investment in government-related local credits provided a tailwind, as did an overweight to bonds issued by banks. Positioning within debt issued by energy and communication services companies also helped returns. From a yield curve

6

positioning standpoint, debt maturing in 2022 and 2025 also proved beneficial.

Favoring Corporate Bonds in a Low Rate Environment

Despite the economic uncertainty caused by the spread of COVID-19, we remain optimistic regarding the prospects for corporate bonds and plan to maintain an overweight to this asset class. The Fed continues to provide liquidity within the corporate sector. We believe this will continue to provide meaningful support to valuations. The continued low rate environment allows companies to continue to extend and refinance their debt. Even though companies may be more leveraged than they were a decade ago, their cost of capital and average time to pay it down seems, in our opinion, very manageable. While we see COVID-19 and its resulting economic impacts influencing the amount of bankruptcies filed by corporations, we believe investment-grade corporate bonds will be well insulated, and defaults will be seen predominantly in below investment-grade credits. We do not believe that we will see significant spread widening on the horizon for investment-grade credit due to weakening fundamentals. In addition, supply and demand factors have been supportive of valuations, and we believe this will continue for the foreseeable future.

We expect the current low rate environment will continue. We believe this means future total returns for bonds may be muted given there is little room for rates to fall farther. To compensate for this, we think adding return via yield is prudent in the current environment, and it is our opinion that well-selected corporate bonds may achieve this goal. We remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations. We think the current environment may provide an opportunity to benefit investors through careful security selection. We plan to maintain an underweight to Treasuries, and neutral duration positioning for the near term.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based, flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of 6.16%, and Investor shares produced a total return of 5.87%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of 6.39%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of 7.10% for the same period.2,3

Investment-grade, corporate-backed bonds generally produced positive results over the reporting period despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The fund produced lower returns than the primary and secondary indices primarily due to security selection decisions.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds. BNY Mellon Investment Adviser, Inc. (“BNYM Investment Adviser”) uses a disciplined process to select bonds and manage risk. The process includes computer modeling and scenario testing of possible changes in market conditions. BNYM Investment Adviser will use other techniques in an attempt to manage market risk and duration.

BNYM Investment Adviser actively manages the fund’s bond market and maturity exposure and credit profile. The fund normally invests at least 80% of its assets in bonds rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNYM Investment Adviser, with at least 65% of such investment grade bonds issued by corporations or the U.S. government or its agencies. Generally, the average effective duration of the fund’s portfolio will not exceed eight years. The fund may invest in individual bonds of any duration. There are no restrictions on the dollar-weighted average maturity of the fund’s portfolio or on the maturities of the individual bonds the fund may purchase. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund. Duration is an indication of an investment’s “interest rate risk,” or how sensitive a bond or the fund’s portfolio may be to changes in interest rates.

In selecting corporate bonds for investment, the fund’s portfolio managers analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macro-economic factors. The fund typically sells a security when the portfolio managers believe that there has been a negative change in the credit quality of the issuer or has identified a more attractive opportunity or when the portfolio managers seek to manage the fund’s duration or tax position or to provide liquidity to meet shareholder redemptions.

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the reporting period. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the COVID-19 pandemic, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults as newly out-of-work individuals struggled to make their mortgage and car payments. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the reporting period. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Security Selection Decisions Drive Results

Security selection was a main contributor to relative performance during the period. This was particularly true among credits with an A rating. Selections among A rated bonds provided the largest drag on performance for the period. Bond choices and

8

spread effects within corporate bonds provided the next largest headwind. Selections within the transportation industry weighed particularly heavily. An overweight to bonds issued by local authorities was also negative.

Conversely, several aspects of the fund’s positioning within corporate debt were beneficial. The fund’s overweight and long duration positioning within the asset class bolstered results. Credit selection within the basic industry and energy sectors was also positive. An underweight to government-related securities, specifically agency and supranational issuers, was also accretive to results. From a credit rating perspective, an overweight to BBB rated debt provided a large tailwind to returns.

Favoring Corporate Bonds in a Low Rate Environment

Despite the economic uncertainty caused by the spread of COVID-19, we remain optimistic regarding the prospects for corporate bonds and plan to maintain an overweight to this asset class. The Fed continues to provide liquidity within the corporate sector. We believe this will continue to provide meaningful support to valuations. The continued low rate environment allows companies to continue to extend and refinance their debt. Even though companies may be more leveraged than they were a decade ago, their cost of capital and average time to pay it down seems, in our opinion, very manageable. While we see COVID-19 and its resulting economic impacts influencing the amount of bankruptcies filed by corporations, we believe investment-grade corporate bonds will be well insulated, and defaults will be seen predominantly in below investment-grade credits. We do not believe that we will see significant spread widening on the horizon for investment-grade credit due to weakening fundamentals. In addition, supply and demand factors have been supportive of valuations, and we believe this will continue for the foreseeable future.

We believe the current low rate environment will continue. We believe this means future total returns for bonds may be muted given there is little room for rates to fall farther. To compensate for this, we think adding return via yield is prudent in the current environment, and it is our opinion that well-selected corporate bonds can achieve this goal. We remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations. We think the current environment provides an opportunity to benefit investors through careful security selection. We plan to maintain an underweight to Treasuries, and neutral duration positioning for the near term.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2019 through August 31, 2020, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of 2.95%, and Investor shares produced a total return of 2.73%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of 3.48% for the same period.2

Short-term U.S. government securities generally produced modestly positive total returns over the 12 months, despite pockets of extreme volatility in early 2020 stemming from the spread of COVID-19 and its economic effects. The fund underperformed the Index mainly due to overweight positioning in mortgage-backed securities.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Central Bank Policy and COVID-19 Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults as newly out-of-work individuals struggled to make their mortgage and car payments. There was a partial recovery in riskier bonds in April 2020 as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the 12 months. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Mortgage-Backed Security Exposure Weighs on Relative Results

The fund’s performance compared to the Index was constrained over the reporting period by its overweight position in mortgage-backed securities. Mortgage-backed securities underperformed Treasuries significantly during the volatility seen in March 2020. The Index is mostly Treasury securities. The fund was approximately 70% mortgage-backed securities in March, which caused the fund to grossly underperform the Index during the month. While the valuations of mortgage-backed securities recovered through the end of the period, the performance gap had not closed as of the end of the 12 months. Positions in other securitized credits also provided a minor drag on results.

Conversely, positioning within Treasuries was helpful to performance, particularly those maturing within two to three years. Treasuries benefited from falling rates throughout much of the period. Bond prices and interest rates move in opposite directions. An allocation to taxable municipal securities also provided a slight tailwind.

10

Constructively Positioned for Low Rates

Given the Fed’s stance for continued accommodative policy, we believe that the front end of the yield curve will stay low for the foreseeable future. We do not think negative rates are on the horizon at this time. We think the Fed will continue to be supportive in keeping short-term rates low and will continue to keep spreads from widening by providing liquidity in the marketplace. This should be supportive to valuations. We expect the fund will likely maintain its current strategy for the foreseeable future. We think the longer end of the curve will eventually begin to steepen, particularly as the Fed shifts its focus from economic recovery to stoking inflation. If the curve were to steepen, we would reevaluate the positioning of our Treasury and mortgage-backed security duration to attempt to take advantage of the steeper yield curve and add yield to the portfolio.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

11

FUND PERFORMANCE (Unaudited)

BNY Mellon Bond Fund (Class M shares)
BNY Mellon Bond Fund (Investor shares)
Bloomberg Barclays U.S. Aggregate Bond Index†
$14,314
$14,114
$13,756
15,000
13,750
12,500
11,250
10,000
Dollars
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	6.49%	4.32%	3.51%
Investor shares	6.22%	4.05%	3.24%
Bloomberg Barclays U.S. Aggregate Bond Index	6.47%	4.33%	3.65%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

15,000
13,750
12,500
11,250
10,000
Dollars
BNY Mellon Intermediate Bond Fund (Class M shares)
BNY Mellon Intermediate Bond Fund (Investor shares)
Bloomberg Barclays U.S. Intermediate Government/Credit Index†
$13,384
$12,637
$12,231
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	5.23%	3.04%	2.37%
Investor shares	4.93%	2.77%	2.11%
Bloomberg Barclays U.S. Intermediate Government/Credit Index	5.95%	3.54%	2.96%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Intermediate Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Corporate Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Year	From Inception
Class M shares	3/2/12	6.16%	5.47%	4.60%
Investor shares	3/2/12	5.87%	5.23%	4.35%
Bloomberg Barclays U.S. Intermediate Credit Index	2/29/12	6.39%	4.47%	3.80%††
Bloomberg Barclays U.S. Credit Index	2/29/12	7.10%	5.91%	4.74%††

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Corporate Bond Fund on 3/2/12 (fund’s inception date) to a hypothetical investment of $10,000 made in each of the Bloomberg Barclays U.S. Intermediate Credit Index and the Bloomberg Barclays U.S. Credit Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††  For comparative purposes, the value of the indices as of 02/29/12 is used as the beginning value on 3/2/12.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

12,000
11,475
10,950
10,425
9,900
Dollars
BNY Mellon Short-Term U.S. Government Securities Fund (Class M shares)
BNY Mellon Short-Term U.S. Government Securities Fund (Investor shares)
Bloomberg Barclays U.S. Government 1-3 Year Bond Index ("the Index")†
$11,401
$10,849
$10,562
10
11
12
13
14
15
16
17
18
19
20
Years Ended 8/31

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”).

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	2.95%	1.44%	0.82%
Investor shares	2.73%	1.18%	0.55%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index	3.48%	1.88%	1.32%

†  Source: Lipper Inc.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Short-Term U.S. Government Securities Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.86	$4.13
Ending value (after expenses)	$1,032.10	$1,030.80
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,026.80	$1,025.40
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.11
Ending value (after expenses)	$1,021.30	$1,019.90
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.78	$4.04
Ending value (after expenses)	$1,012.60	$1,011.10
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,022.32	$1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,022.32	$1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.85	$4.12
Ending value (after expenses)	$1,022.32	$1,021.06
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.80	$4.06
Ending value (after expenses)	$1,022.37	$1,021.11
Annualized expense ratio (%)	.55	.80

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

17

STATEMENT OF INVESTMENTS

August 31, 2020

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6%
Aerospace & Defense - .8%
Northrop Grumman, Sr. Unscd. Notes	2.93	1/15/2025	5,255,000	5,737,095
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,800,000	4,015,451
				9,752,546
Airlines - 1.4%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,623,362	3,880,920
Delta Air Lines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	3.20	4/25/2024	4,225,000	4,206,990
United Airlines Pass Through Trust, Notes, Ser. 2019-1, Cl. AA	4.15	8/25/2031	5,540,520	5,518,211
United Airlines Pass Through Trust, Notes, Ser. 2019-2, Cl. AA	2.70	5/1/2032	4,730,000	4,384,754
				17,990,875
Automobiles & Components - 1.1%
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	2,625,000	2,623,359
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	2,850,000	3,161,418
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	2,500,000	2,516,620
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	6,000,000	[a] 6,228,412
				14,529,809
Banks - 7.2%
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	5,000,000	5,320,517
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	9,000,000	10,130,451
Citigroup, Sub. Notes	4.45	9/29/2027	9,000,000	10,453,344
Citizens Bank, Sr. Unscd. Notes	2.25	4/28/2025	5,875,000	6,274,871
Credit Suisse Group, Sr. Unscd. Notes	4.21	6/12/2024	5,500,000	[a] 5,982,681
HSBC Holdings, Sr. Unscd. Notes	4.95	3/31/2030	5,000,000	6,163,088
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	5,475,000	5,197,828
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,115,000	[a] 3,652,101
Morgan Stanley, Sub. Notes	4.88	11/1/2022	10,000,000	10,898,907
Natwest Group, Sr. Unscd. Notes	5.08	1/27/2030	5,500,000	6,700,243
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	4,280,000	[a] 4,775,774
Societe Generale, Sub. Notes	4.75	11/24/2025	4,250,000	[a] 4,695,594
The Goldman Sachs Group, Sub. Notes	6.75	10/1/2037	8,270,000	12,095,980
				92,341,379
Beverage Products - .6%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	5,935,000	7,321,412
Chemicals - 1.0%
DuPont de Nemours, Sr. Unscd. Notes	4.49	11/15/2025	1,990,000	2,316,390
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,750,000	6,425,011
Yara International, Sr. Unscd. Notes	3.15	6/4/2030	3,770,000	[a] 4,055,265
				12,796,666
Commercial & Professional Services - 1.5%
Duke University, Unscd. Bonds, Ser. 2020	2.68	10/1/2044	4,750,000	5,075,732
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	5,765,000	6,797,802
The George Washington University, Unscd. Bonds, Ser. 2018	4.13	9/15/2048	5,350,000	6,925,968
				18,799,502
Commercial Mortgage Pass-Through Ctfs. - 1.5%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	3,890,567	4,008,447
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, CI. A4	3.20	3/15/2048	4,835,000	5,072,384
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/2045	9,045,000	9,489,151
				18,569,982
Diversified Financials - 1.1%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	6,600,000	6,713,161
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	4,000,000	4,197,870
USAA Capital, Sr. Unscd. Notes	1.50	5/1/2023	2,500,000	[a] 2,573,664
				13,484,695

18

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
Energy - 3.0%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,500,000	5,741,908
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,350,000	4,907,120
Concho Resources, Gtd. Notes	4.30	8/15/2028	3,750,000	4,234,288
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	5,050,000	5,531,248
Marathon Petroleum, Sr. Unscd. Notes	3.80	4/1/2028	4,825,000	5,297,596
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	3,300,000	3,782,331
Shell International Finance, Gtd. Notes	3.50	11/13/2023	5,269,000	[b] 5,761,192
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	3,145,000	3,462,282
				38,717,965
Environmental Control - .3%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,475,000	3,965,491
Financials - .7%
Apollo Management Holdings, Gtd. Notes	4.87	2/15/2029	3,775,000	[a] 4,426,604
Carlyle Finance Subsidiary, Gtd. Notes	3.50	9/19/2029	3,800,000	[a] 4,054,697
				8,481,301
Foreign Governmental - .4%
Province of Quebec Canada, Unscd. Bonds	0.60	7/23/2025	5,000,000	5,011,082
Health Care - 2.8%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	5,750,000	[a] 6,389,002
Amgen, Sr. Unscd. Notes	5.65	6/15/2042	4,955,000	7,332,556
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	7,180,000	8,805,791
The Johns Hopkins Health System, Unscd. Bonds	3.84	5/15/2046	3,685,000	4,539,619
Trinity Health, Sr. Unscd. Bonds, Ser. 2019	3.43	12/1/2048	7,760,000	8,237,705
				35,304,673
Industrial - .4%
John Deere Capital, Sr. Unscd. Notes	2.95	4/1/2022	5,154,000	5,369,256
Information Technology - 2.3%
Adobe, Sr. Unscd. Notes	3.25	2/1/2025	4,895,000	5,442,460
Fiserv, Sr. Unscd. Notes	4.40	7/1/2049	5,000,000	6,325,339
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	7,035,000	7,390,666
Oracle, Sr. Unscd. Notes	2.50	5/15/2022	4,000,000	4,136,017
Oracle, Sr. Unscd. Notes	3.90	5/15/2035	4,790,000	5,802,396
				29,096,878
Insurance - .4%
Prudential, Sr. Unscd. Notes	3.13	4/14/2030	5,000,000	5,543,675
Internet Software & Services - 1.9%
Amazon.com, Sr. Unscd. Notes	2.40	2/22/2023	6,000,000	6,306,440
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/2022	5,620,000	5,809,488
eBay, Sr. Unscd. Notes	2.60	7/15/2022	5,295,000	5,477,950
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,500,000	[a] 6,345,923
				23,939,801
Media - 1.1%
Comcast, Gtd. Notes	3.60	3/1/2024	9,000,000	9,983,245
The Walt Disney Company, Gtd. Notes	2.65	1/13/2031	3,250,000	3,522,891
				13,506,136
Municipal Securities - 5.5%
California, GO	3.38	4/1/2025	3,270,000	3,678,521
California Educational Facilities Authority, Revenue Bonds, Refunding (The Leland Stanford Junior University) Ser. U2	5.00	10/1/2032	6,125,000	8,779,759
California University, Revenue Bonds, Refunding, Ser. B	2.98	11/1/2051	4,175,000	4,416,524
JobsOhio Beverage System, Revenue Bonds, Refunding, Ser. A	2.83	1/1/2038	2,850,000	3,082,617
Massachusetts, GO (Build America Bonds)	4.91	5/1/2029	4,990,000	6,448,427
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	300,000	308,793
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.13	6/15/2042	5,445,000	5,498,524
New York City Water & Sewer System, Revenue Bonds	6.28	6/15/2042	8,440,000	8,580,779

19

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
Municipal Securities - 5.5% (continued)
Ohio Turnpike & Infrastructure Commission, Revenue Bonds, Refunding, Ser. A	3.22	2/15/2048	4,750,000		4,985,315
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	4,755,000		4,821,427
Sales Tax Securitization Corp., Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	3.41	1/1/2043	2,130,000		2,215,519
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (North Tarrant Express Mobility Partners) Ser. B	3.92	12/31/2049	4,750,000		5,369,827
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	2,790,000		2,800,630
University of California, Revenue Bonds, Refunding (Limited Project) Ser. J	4.13	5/15/2045	5,530,000		6,888,444
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	2,750,000		2,803,130
				70,678,236
Real Estate - 2.3%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	4,280,000		4,975,211
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	7,855,000		9,399,235
Brandywine Operating Partnership, Gtd. Notes	4.10	10/1/2024	3,662,000		3,862,671
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	4,696,000		4,830,177
Life Storage, Gtd. Notes	4.00	6/15/2029	2,840,000		3,201,966
National Retail Properties, Sr. Unscd. Notes	4.30	10/15/2028	2,625,000		2,930,825
				29,200,085
Retailing - .8%
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	5,275,000		6,082,821
The TJX Companies, Sr. Unscd. Notes	3.75	4/15/2027	4,000,000		4,608,524
				10,691,345
Semiconductors & Semiconductor Equipment - 1.8%
Broadcom Cayman Finance, Gtd. Notes	3.50	1/15/2028	5,700,000		6,177,513
KLA, Sr. Unscd. Notes	4.10	3/15/2029	5,000,000		6,007,417
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	5,300,000		6,344,432
NXP Funding, Gtd. Notes	2.70	5/1/2025	4,500,000	[a]	4,801,624
				23,330,986
Technology Hardware & Equipment - .5%
Apple, Sr. Unscd. Notes	4.38	5/13/2045	4,895,000		6,435,174
Telecommunication Services - 3.2%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	3,500,000		3,553,325
AT&T, Sr. Unscd. Notes	4.55	3/9/2049	7,000,000		8,263,972
Telefonica Emisiones, Gtd. Notes	4.10	3/8/2027	5,750,000		6,595,113
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	5,850,000	[a]	6,693,336
Verizon Communications, Sr. Unscd. Notes	5.50	3/16/2047	10,605,000		15,501,882
				40,607,628
Transportation - 1.6%
Canadian Pacific Railway, Gtd. Notes	2.05	3/5/2030	2,850,000		2,987,597
J.B. Hunt Transport Services, Gtd. Notes	3.88	3/1/2026	5,230,000		6,057,134
Ryder System, Sr. Unscd. Notes	3.65	3/18/2024	5,500,000		6,004,198
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	5,500,000		5,961,076
				21,010,005
U.S. Government Agencies Mortgage-Backed - 26.2%
Federal Home Loan Mortgage Corp.:
2.00%, 7/1/2035			6,925,364	[c]	7,210,896
2.50%, 5/1/2050-8/1/2050			21,844,455	[c]	22,938,898
3.00%, 2/1/2050-7/1/2050			20,640,917	[c]	21,788,393
3.50%, 1/1/2040-9/1/2049			24,885,051	[c]	26,359,847
4.00%, 11/1/2049			6,944,146	[c]	7,402,551
5.00%, 7/1/2040-8/1/2049			7,039,565	[c]	7,842,521

20

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.6% (continued)
U.S. Government Agencies Mortgage-Backed - 26.2% (continued)
Federal National Mortgage Association:
2.50%, 2/1/2035-5/1/2050			24,346,954	[c]	25,612,208
3.00%, 12/1/2034-7/1/2050			43,237,685	[c]	45,606,338
3.50%, 5/1/2049-1/1/2050			24,223,676	[c]	25,589,104
4.00%, 10/1/2049-2/1/2050			24,163,041	[c]	25,785,471
4.50%, 8/1/2049			7,956,707	[c]	8,590,330
Government National Mortgage Association I:
4.00%, 7/15/2049			5,547,031		5,869,891
Government National Mortgage Association II:
2.50%, 6/20/2050			13,554,225		14,156,552
3.00%, 6/20/2050-8/20/2050			23,926,530		25,110,149
3.50%, 1/20/2048-5/20/2050			34,174,627		36,271,948
4.00%, 7/20/2050			12,945,123		13,940,849
4.50%, 2/20/2050			14,202,233		15,237,031
				335,312,977
U.S. Treasury Securities - 25.7%
U.S. Treasury Bonds	1.25	5/15/2050	22,000,000	[b]	20,753,906
U.S. Treasury Bonds	2.00	2/15/2050	6,355,000		7,153,843
U.S. Treasury Bonds	2.25	8/15/2049	4,965,000	[b]	5,874,991
U.S. Treasury Bonds	2.88	5/15/2049	1,605,000		2,139,164
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	0.25	2/15/2050	6,317,199	[d]	7,524,039
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	18,843,184	[d]	20,252,944
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	5,336,100	[d]	5,932,777
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2025	13,273,369	[d]	14,538,047
U.S. Treasury Notes	0.13	7/31/2022	10,000,000		9,997,266
U.S. Treasury Notes	0.25	8/31/2025	12,000,000		11,993,906
U.S. Treasury Notes	0.25	6/30/2025	14,805,000		14,798,060
U.S. Treasury Notes	0.25	5/31/2025	12,000,000	[b]	11,998,125
U.S. Treasury Notes	0.63	5/15/2030	16,885,000	[b]	16,772,873
U.S. Treasury Notes	1.50	2/15/2030	20,470,000	[b]	22,029,238
U.S. Treasury Notes	1.63	8/15/2029	13,255,000	[b]	14,394,619
U.S. Treasury Notes	1.75	11/15/2029	8,900,000	[b]	9,776,441
U.S. Treasury Notes	1.75	12/31/2026	13,050,000	[b]	14,132,232
U.S. Treasury Notes	2.00	11/15/2026	4,540,000	[b]	4,981,763
U.S. Treasury Notes	2.13	7/31/2024	13,000,000		13,975,508
U.S. Treasury Notes	2.25	11/15/2027	6,685,000		7,512,008
U.S. Treasury Notes	2.38	5/15/2027	9,825,000		11,067,709
U.S. Treasury Notes	2.50	2/28/2026	15,000,000		16,774,805
U.S. Treasury Notes	2.50	1/31/2024	11,360,000		12,258,594
U.S. Treasury Notes	2.63	12/31/2023	19,750,000		21,358,159
U.S. Treasury Notes	2.63	2/15/2029	3,000,000		3,498,516
U.S. Treasury Notes	2.63	1/31/2026	8,250,000		9,270,293
U.S. Treasury Notes	2.88	11/30/2023	9,750,000		10,604,268
U.S. Treasury Notes	2.88	11/30/2025	5,750,000		6,519,961
				327,884,055
Utilities - 1.5%
Black Hills, Sr. Unscd. Notes	4.35	5/1/2033	2,580,000		3,008,033
CenterPoint Energy, Sr. Unscd. Notes	4.25	11/1/2028	4,685,000		5,564,718
Exelon, Sr. Unscd. Notes	3.40	4/15/2026	4,400,000		4,968,262

21

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.6% (continued)
Utilities - 1.5% (continued)
NiSource, Sr. Unscd. Notes	3.95	3/30/2048	5,115,000	6,094,146
				19,635,159
Total Bonds and Notes (cost $1,182,346,022)			1,259,308,774
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .5%
Telecommunication Services - .5%
AT&T, Ser. A (cost $6,500,000)	5.00		260,000	6,970,600
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,173,351)	0.20		19,173,351	[e] 19,173,351

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,105,434)	0.20		21,105,434	[e] 21,105,434
Total Investments (cost $1,229,124,807)			102.3%	1,306,558,159
Liabilities, Less Cash and Receivables			(2.3%)	(28,778,662)
Net Assets			100.0%	1,277,779,497

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $64,674,677 or 5.06% of net assets.

b Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $88,395,095 and the value of the collateral was $90,270,149, consisting of cash collateral of $21,105,434 and U.S. Government & Agency securities valued at $69,164,715.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	31.6
Mortgage Securities	27.7
Financial	11.7
Communications	6.2
Consumer, Non-cyclical	4.8
Technology	4.6
Industrial	3.6
Consumer, Cyclical	3.4
Investment Companies	3.2
Energy	3.0
Utilities	1.5
Basic Materials	1.0
102.3

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1%
Aerospace & Defense - .3%
The Boeing Company, Sr. Unscd. Notes	4.51	5/1/2023	3,000,000		3,170,093
Airlines - .8%
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,134,317		3,470,408
Delta Air Lines Pass Through Trust, Ser. 2020-1, Cl. AA	2.00	6/10/2028	4,000,000		3,896,892
				7,367,300
Automobiles & Components - 2.8%
American Honda Finance, Sr. Unscd. Notes	1.70	9/9/2021	4,260,000		4,316,384
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	2,000,000	[a]	2,072,499
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	2,000,000		1,998,750
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	2,250,000		2,264,958
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	2,000,000		2,182,886
Paccar Financial, Sr. Unscd. Notes	2.80	3/1/2021	3,730,000		3,778,456
Toyota Motor Credit, Sr. Unscd. Notes	2.00	10/7/2024	3,650,000		3,854,651
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	4,700,000	[a]	4,878,923
				25,347,507
Banks - 13.5%
Bank of America, Sub. Notes, Ser. L	3.95	4/21/2025	7,175,000		8,076,221
Bank of Montreal, Sr. Unscd. Notes, Ser. E	3.30	2/5/2024	8,000,000		8,732,634
Citigroup, Sub. Bonds	4.40	6/10/2025	10,540,000		12,019,065
Citizens Financial Group, Sub. Notes	4.30	12/3/2025	6,885,000		7,929,924
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/2026	6,785,000		7,659,017
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	5,000,000	[a]	5,226,901
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/2021	4,420,000		4,488,399
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. II	4.00	4/1/2025	4,235,000		4,020,603
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	3,960,000		4,243,991
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	2,685,000	[a]	3,147,958
Lloyds Banking Group, Sr. Unscd. Notes	2.91	11/7/2023	5,374,000		5,620,161
Morgan Stanley, Sub. Notes	4.88	11/1/2022	7,610,000		8,294,068
Natwest Group, Sub. Bonds	6.10	6/10/2023	3,100,000		3,448,789
NatWest Markets, Sr. Unscd. Notes	3.63	9/29/2022	3,000,000	[a]	3,170,252
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	6,510,000		7,720,034
Santander UK, Sr. Unscd. Notes	2.10	1/13/2023	4,560,000		4,722,960
Societe Generale, Sub. Notes	4.75	11/24/2025	3,680,000	[a]	4,065,832
Sumitomo Mitsui Financial Group, Sr. Unscd. Notes	2.78	7/12/2022	4,780,000		4,986,149
The Bank of Nova Scotia, Sr. Unscd. Notes	1.95	2/1/2023	4,870,000		5,043,920
The Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/2023	9,000,000		9,381,293
				121,998,171
Beverage Products - .7%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.75	1/23/2029	4,955,000		6,054,700
Chemicals - .5%
DuPont de Nemours, Sr. Unscd. Notes	4.21	11/15/2023	3,745,000		4,139,960
Collateralized Municipal-Backed Securities - .2%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/2049	1,651,785		1,685,576
Commercial & Professional Services - .6%
Global Payments, Sr. Unscd. Notes	4.00	6/1/2023	4,615,000		5,019,575
Diversified Financials - 1.9%
AerCap Global Aviation Trust, Gtd. Notes	4.50	5/15/2021	4,435,000		4,511,041
Air Lease, Sr. Unscd. Notes	2.30	2/1/2025	4,790,000		4,721,389
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	2,800,000		2,938,509
The Andrew W. Mellon Foundation, Unscd. Bonds, Ser. 2020	0.95	8/1/2027	4,500,000		4,518,660
				16,689,599

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.1% (continued)
Energy - 2.8%
BP Capital Markets, Gtd. Notes	2.50	11/6/2022	5,875,000	6,133,401
Cimarex Energy, Sr. Unscd. Notes	4.38	3/15/2029	3,000,000	3,202,610
Energy Transfer Operating, Gtd. Notes	3.75	5/15/2030	2,000,000	1,986,416
ONEOK, Gtd. Notes	4.00	7/13/2027	3,400,000	3,554,170
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/2024	2,500,000	2,865,403
Shell International Finance, Gtd. Notes	2.38	4/6/2025	3,785,000	4,070,050
Spectra Energy Partners, Gtd. Notes	3.50	3/15/2025	2,760,000	3,038,442
				24,850,492
Environmental Control - .6%
Waste Management, Gtd. Notes	3.13	3/1/2025	4,775,000	5,246,509
Food Products - .5%
General Mills, Sr. Unscd. Notes, 3 Month LIBOR +1.01%	1.28	10/17/2023	4,325,000	[b] 4,378,150
Health Care - 4.1%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,600,000	[a] 5,111,201
Amgen, Sr. Unscd. Notes	2.20	2/21/2027	4,820,000	5,108,402
Anthem, Sr. Unscd. Notes	2.38	1/15/2025	3,000,000	3,200,788
CVS Health, Sr. Unscd. Notes	4.10	3/25/2025	913,000	1,041,787
GlaxoSmithKline Capital, Gtd. Notes	3.38	5/15/2023	6,550,000	7,079,488
Pfizer, Sr. Unscd. Notes	2.80	3/11/2022	4,745,000	4,928,170
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/2026	5,005,000	5,609,418
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/2023	4,560,000	4,849,991
				36,929,245
Industrial - 1.9%
Caterpillar Financial Services, Sr. Unscd. Notes	1.90	9/6/2022	3,770,000	3,888,405
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/2022	5,000,000	5,186,422
Parker-Hannifin, Sr. Unscd. Notes	2.70	6/14/2024	3,825,000	4,100,558
Snap-On, Sr. Unscd. Notes	3.25	3/1/2027	3,890,000	4,316,311
				17,491,696
Information Technology - 2.2%
Fiserv, Sr. Unscd. Notes	3.50	7/1/2029	4,580,000	5,218,861
Microsoft, Sr. Unscd. Notes	3.13	11/3/2025	6,550,000	7,350,908
Oracle Corp., Sr. Unscd. Notes	2.50	4/1/2025	7,000,000	7,553,942
				20,123,711
Internet Software & Services - 1.6%
Amazon.com, Sr. Unscd. Notes	0.80	6/3/2025	5,350,000	5,426,762
eBay, Sr. Unscd. Notes	1.90	3/11/2025	3,165,000	3,322,446
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	5,075,000	[a] 5,855,556
				14,604,764
Media - .5%
Discovery Communications, Gtd. Notes	4.90	3/11/2026	3,970,000	4,667,007
Metals & Mining - .6%
Glencore Funding, Gtd. Notes	1.63	9/1/2025	5,000,000	[a] 4,993,356
Municipal Securities - 3.2%
California, GO	3.38	4/1/2025	950,000	1,068,684
California, GO, Ser. A	2.37	4/1/2022	2,850,000	2,943,224
Massachusetts, GO (Build America Bonds) Ser. E	4.20	12/1/2021	5,845,000	6,016,317
Port Authority of New York & New Jersey, Revenue Bonds, Ser. AAA	1.09	7/1/2023	3,750,000	3,802,388
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	2,305,000	2,313,782
University of California, Revenue Bonds, Refunding, Ser. AX	3.06	7/1/2025	9,140,000	10,153,169
University of California, Revenue Bonds, Ser. BG	1.61	5/15/2030	2,105,000	2,145,669
				28,443,233
Real Estate - 1.9%
Brandywine Operating Partnership, Gtd. Notes	3.95	11/15/2027	4,000,000	4,161,080
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/2028	2,375,000	2,550,786

24

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.1% (continued)
Real Estate - 1.9% (continued)
Healthcare Trust of America Holdings, Gtd. Notes	3.50	8/1/2026	2,335,000		2,572,394
Hudson Pacific Properties, Gtd. Notes	3.25	1/15/2030	3,950,000		4,062,861
UDR, Gtd. Notes	2.95	9/1/2026	3,620,000		3,914,549
				17,261,670
Retailing - .4%
Target, Sr. Unscd. Notes	2.25	4/15/2025	3,785,000		4,061,331
Semiconductors & Semiconductor Equipment - .4%
Broadcom, Gtd. Notes	4.70	4/15/2025	3,000,000		3,430,494
Technology Hardware & Equipment - .7%
Apple, Sr. Unscd. Notes	2.25	2/23/2021	5,915,000		5,962,210
Telecommunication Services - 3.9%
AT&T, Sr. Unscd. Notes	1.65	2/1/2028	9,865,000		10,015,299
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	2,420,000		2,839,896
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	4,460,000		4,907,437
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,700,000	[a]	5,377,552
Verizon Communications, Sr. Unscd. Notes	2.63	8/15/2026	10,500,000		11,565,246
				34,705,430
Transportation - .5%
Ryder System, Sr. Unscd. Notes	4.63	6/1/2025	3,815,000		4,404,221
U.S. Government Agencies - 2.9%
Federal Home Loan Mortgage Corp., Notes	0.38	4/20/2023	7,915,000	[c]	7,915,965
Federal Home Loan Mortgage Corp., Notes	0.60	8/12/2025	9,250,000	[c]	9,243,740
Federal National Mortgage Association, Notes	0.55	8/19/2025	9,250,000	[c]	9,251,374
				26,411,079
U.S. Government Agencies Mortgage-Backed - .8%
Federal Home Loan Mortgage Corp.:
4.50%, 2/1/2034			1,300,301	[c]	1,383,606
Federal National Mortgage Association:
2.78%, 3/1/2022			6,058,118	[c]	6,198,811
				7,582,417
U.S. Treasury Securities - 44.9%
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2025	8,233,912	[d]	8,849,936
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	1/15/2027	13,831,171	[d]	15,377,757
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	13,964,541	[d]	14,706,717
U.S. Treasury Notes	0.13	5/31/2022	11,250,000		11,246,924
U.S. Treasury Notes	0.63	5/15/2030	6,740,000		6,695,242
U.S. Treasury Notes	1.13	2/28/2025	13,000,000	[e]	13,516,445
U.S. Treasury Notes	1.25	8/31/2024	6,000,000		6,248,320
U.S. Treasury Notes	1.38	8/31/2023	4,000,000		4,146,406
U.S. Treasury Notes	1.50	11/30/2021	13,000,000		13,217,344
U.S. Treasury Notes	1.50	9/15/2022	20,000,000		20,557,812
U.S. Treasury Notes	1.50	8/15/2022	22,250,000		22,843,623
U.S. Treasury Notes	1.50	10/31/2021	21,000,000		21,330,996
U.S. Treasury Notes	1.50	2/15/2030	8,500,000	[e]	9,147,461
U.S. Treasury Notes	1.63	5/15/2026	27,350,000		29,304,029
U.S. Treasury Notes	1.75	7/15/2022	16,750,000		17,252,500
U.S. Treasury Notes	1.75	9/30/2022	11,400,000		11,784,305
U.S. Treasury Notes	1.88	2/28/2022	11,760,000		12,065,255
U.S. Treasury Notes	1.88	1/31/2022	24,575,000		25,171,136
U.S. Treasury Notes	2.00	4/30/2024	15,000,000		15,989,063
U.S. Treasury Notes	2.13	9/30/2021	6,000,000		6,127,688
U.S. Treasury Notes	2.25	11/15/2024	15,690,000		17,025,489
U.S. Treasury Notes	2.38	2/29/2024	15,000,000		16,146,680

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.1% (continued)
U.S. Treasury Securities - 44.9% (continued)
U.S. Treasury Notes	2.50	3/31/2023	11,000,000	11,668,594
U.S. Treasury Notes	2.63	2/28/2023	11,140,000	11,830,593
U.S. Treasury Notes	2.75	4/30/2023	8,000,000	8,554,375
U.S. Treasury Notes	2.88	11/30/2023	17,000,000	18,489,492
U.S. Treasury Notes	2.88	5/15/2028	2,990,000	3,515,002
U.S. Treasury Notes	2.88	11/15/2021	12,000,000	12,394,922
U.S. Treasury Notes	2.88	10/15/2021	18,750,000	19,319,824
				404,523,930
Utilities - 2.4%
American Water Capital, Sr. Unscd. Notes	2.80	5/1/2030	2,000,000	2,195,266
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	5,260,000	5,739,503
Nisource, Sr. Unscd. Notes	3.49	5/15/2027	3,600,000	4,070,856
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/2022	3,860,000	4,038,076
Southwestern Electric Power, Sr. Unscd. Notes, Ser. M	4.10	9/15/2028	4,570,000	5,341,976
				21,385,677
Total Bonds and Notes (cost $837,467,438)			882,929,103
	Preferred Dividend Yield (%)		Shares
Preferred Stocks - .6%
Telecommunication Services - .6%
AT&T, Ser. A (cost $5,125,000)	5.00		205,000	5,496,050
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $13,253,689)	0.20		13,253,689	[f] 13,253,689
Total Investments (cost $855,846,127)			100.2%	901,678,842
Liabilities, Less Cash and Receivables			(0.2%)	(1,603,761)
Net Assets			100.0%	900,075,081

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $43,900,030 or 4.88% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $3,254,967 and the value of the collateral was $3,346,745, consisting of U.S. Government & Agency securities.

f Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

26

Portfolio Summary (Unaudited) †	Value (%)
Government	51.0
Financial	17.3
Communications	6.6
Consumer, Non-cyclical	5.8
Consumer, Cyclical	4.1
Industrial	3.4
Technology	3.3
Energy	2.8
Utilities	2.4
Investment Companies	1.5
Mortgage Securities	1.0
Basic Materials	1.0
100.2

† Based on net assets.

See notes to financial statements.

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3%
Aerospace & Defense - 1.0%
Raytheon Technologies, Sr. Unscd. Notes	2.25	7/1/2030	3,000,000		3,172,442
The Boeing Company, Sr. Unscd. Notes	2.70	5/1/2022	5,000,000		5,103,603
				8,276,045
Agriculture - 1.1%
BAT Capital, Gtd. Notes	3.56	8/15/2027	4,000,000		4,374,935
Bunge Finance, Gtd. Notes	4.35	3/15/2024	4,500,000		4,948,190
				9,323,125
Airlines - 1.9%
Air Canada Pass Through Trust, Notes, Ser. 2015-1, CI. A	3.60	3/15/2027	2,374,116	[a]	2,190,552
American Airlines Pass Through Trust, Bonds, Ser. 2015-1, Cl. A	3.38	5/1/2027	4,062,841		3,410,410
JetBlue Pass Through Trust, Notes, Ser. 2019-1, CI. A	2.95	5/15/2028	4,939,036		4,369,871
United Airlines Pass Through Trust, Notes, Ser. 2016-2, Cl. A	3.10	10/7/2028	7,607,530		6,408,816
				16,379,649
Automobiles & Components - 2.6%
Daimler Finance North America, Gtd. Notes	2.55	8/15/2022	6,000,000	[a]	6,217,496
Ford Motor, Sr. Unscd. Notes	8.50	4/21/2023	1,000,000		1,107,000
Ford Motor Credit, Sr. Unscd. Notes	2.34	11/2/2020	2,700,000		2,698,312
Ford Motor Credit, Sr. Unscd. Notes	5.58	3/18/2024	3,000,000		3,202,500
General Motors Financial, Sr. Unscd. Notes	1.70	8/18/2023	3,100,000		3,120,609
General Motors Financial, Sr. Unscd. Notes	5.20	3/20/2023	1,000,000		1,091,443
Lear, Sr. Unscd. Notes	3.50	5/30/2030	1,000,000		1,026,096
Volkswagen Group of America Finance, Gtd. Notes	2.90	5/13/2022	4,000,000	[a]	4,152,274
				22,615,730
Banks - 21.3%
BAC Capital Trust XIV, Ltd. Gtd. Notes, Ser. G, 3 Month LIBOR +.40%	4.00	10/1/2020	3,000,000	[b]	2,886,454
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	5,250,000		5,529,128
Bank of America, Jr. Sub. Bonds, Ser. FF	5.88	3/15/2028	3,000,000		3,300,645
Bank of America, Sub. Notes	4.00	1/22/2025	4,000,000		4,484,297
Bank of Ireland Group, Sr. Unscd. Notes	4.50	11/25/2023	5,000,000	[a]	5,439,283
Barclays, Sub. Notes	5.20	5/12/2026	7,000,000		7,988,470
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/2024	5,250,000	[a]	5,682,626
BNP Paribas, Sub. Notes	4.38	5/12/2026	5,000,000	[a]	5,676,043
Citigroup, Jr. Sub. Bonds, Ser. Q, 3 Month LIBOR +4.10%	4.38	11/15/2020	5,000,000	[b]	4,976,825
Citigroup, Sub. Bonds	4.40	6/10/2025	4,500,000		5,131,479
Citizens Financial Group, Sub. Bonds	3.75	7/1/2024	5,000,000		5,386,970
Cooperatieve Rabobank, Gtd. Notes	4.38	8/4/2025	6,000,000		6,846,203
Credit Agricole, Sub. Notes	4.00	1/10/2033	6,500,000	[a]	7,216,799
Credit Suisse Group, Sr. Unscd. Notes	3.00	12/14/2023	6,275,000	[a]	6,559,760
Deutsche Bank, Sub. Notes	4.50	4/1/2025	7,500,000	[c]	7,682,850
HSBC Holdings, Sub. Notes	4.25	3/14/2024	6,250,000		6,848,399
JPMorgan Chase & Co., Jr. Sub. Bonds, Ser. FF	5.00	8/1/2024	5,000,000		5,138,563
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/2027	3,000,000		3,376,563
Lloyds Bank, Jr. Sub. Notes	12.00	12/16/2024	3,000,000	[a]	3,517,272
Lloyds Banking Group, Sub. Notes	4.58	12/10/2025	3,500,000		3,945,626
M&T Bank, Jr. Sub. Notes, Ser. G	5.00	8/1/2024	5,000,000		5,193,750
Morgan Stanley, Sub. Notes	4.88	11/1/2022	6,000,000		6,539,344
Natwest Group, Sub. Bonds	6.10	6/10/2023	5,764,000		6,412,523
Nordea Bank, Jr. Sub. Notes	6.63	3/26/2026	3,465,000	[a]	3,866,368
Royal Bank of Canada, Sub. Notes	4.65	1/27/2026	5,000,000		5,929,365
Santander UK Group Holdings, Sr. Unscd. Notes	4.80	11/15/2024	4,000,000		4,456,213
Societe Generale, Sub. Notes	4.75	11/24/2025	6,000,000	[a]	6,629,073

28

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Banks - 21.3% (continued)
Standard Chartered, Sr. Unscd. Notes	3.79	5/21/2025	4,750,000	[a]	5,090,819
Synovus Bank, Sr. Unscd. Notes	2.29	2/10/2023	2,000,000		2,032,617
The Bank of Nova Scotia, Jr. Sub. Notes	4.65	10/12/2022	5,000,000		4,876,264
The Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/2026	4,750,000		5,301,176
The Toronto-Dominion Bank, Sub. Notes	3.63	9/15/2031	3,000,000		3,414,382
UniCredit, Sr. Unscd. Notes	6.57	1/14/2022	4,000,000	[a]	4,253,309
Westpac Banking, Sub. Notes	4.32	11/23/2031	6,000,000		6,838,108
Zions Bancorp, Sub. Notes	3.25	10/29/2029	3,550,000		3,554,157
				182,001,723
Beverage Products - 2.5%
Becle, Gtd. Notes	3.75	5/13/2025	6,000,000	[a]	6,371,022
Constellation Brands, Gtd. Notes	3.15	8/1/2029	3,000,000		3,267,353
Constellation Brands, Gtd. Notes	4.40	11/15/2025	3,000,000		3,503,577
Keurig Dr Pepper, Gtd. Notes	4.60	5/25/2028	4,000,000		4,839,073
Suntory Holdings, Sr. Unscd. Notes	2.25	10/16/2024	3,000,000	[a]	3,138,496
				21,119,521
Building Materials - .6%
CRH America, Gtd. Notes	3.88	5/18/2025	2,000,000	[a]	2,265,639
CRH America Finance, Gtd. Notes	3.40	5/9/2027	2,730,000	[a]	2,988,211
				5,253,850
Chemicals - 1.3%
Huntsman International, Sr. Unscd. Notes	4.50	5/1/2029	5,950,000		6,648,490
Yara International, Sr. Unscd. Notes	4.75	6/1/2028	3,750,000	[a]	4,385,927
				11,034,417
Commercial & Professional Services - .7%
Global Payments, Sr. Unscd. Notes	4.80	4/1/2026	5,000,000		5,895,752
Consumer Discretionary - 2.7%
Hasbro, Sr. Unscd. Notes	3.90	11/19/2029	6,000,000		6,306,756
Leggett & Platt, Sr. Unscd. Notes	4.40	3/15/2029	2,000,000		2,205,852
Marriott International, Sr. Unscd. Notes	3.60	4/15/2024	4,000,000		4,141,776
NVR, Sr. Unscd. Notes	3.95	9/15/2022	5,000,000		5,294,148
Whirlpool, Sr. Unscd. Notes	4.75	2/26/2029	4,000,000		4,901,783
				22,850,315
Consumer Durables & Apparel - .7%
Michael Kors USA, Gtd. Notes	4.25	11/1/2024	3,000,000	[a,c]	2,861,490
Tapestry, Sr. Unscd. Notes	3.00	7/15/2022	3,000,000		3,019,098
				5,880,588
Diversified Financials - 4.1%
AerCap Global Aviation Trust, Gtd. Notes	4.45	10/1/2025	5,250,000		5,213,920
Aircastle, Sr. Unscd. Notes	4.25	6/15/2026	4,750,000		4,439,432
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/2023	3,000,000	[a]	3,301,413
BlueHub Loan Fund, Sr. Unscd. Bonds, Ser. 2020	3.10	1/1/2030	3,500,000		3,563,090
FS KKR Capital, Sr. Unscd. Notes	4.63	7/15/2024	4,000,000		4,027,616
Goldman Sachs BDC, Sr. Unscd. Notes	3.75	2/10/2025	3,000,000		3,148,402
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/2024	6,000,000		6,657,310
The Community Preservation, Sr. Unscd. Bonds, Ser. 2020	2.87	2/1/2030	4,650,000		4,440,672
				34,791,855
Electronic Components - 1.4%
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/2024	2,000,000		2,150,854
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/2025	3,000,000		3,261,050
Avnet, Sr. Unscd. Notes	4.88	12/1/2022	3,000,000		3,227,261
Jabil, Sr. Unscd. Notes	3.60	1/15/2030	3,250,000		3,480,191
				12,119,356
Energy - 7.2%
Andeavor, Gtd. Notes	4.75	12/15/2023	4,000,000		4,437,152

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Energy - 7.2% (continued)
BP Capital Markets America, Gtd. Notes	1.75	8/10/2030	500,000		496,511
BP Capital Markets America, Gtd. Notes	3.63	4/6/2030	2,000,000		2,301,561
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.13	6/30/2027	4,750,000		5,358,349
Concho Resources, Gtd. Notes	4.30	8/15/2028	5,000,000		5,645,717
Continental Resources, Gtd. Notes	5.00	9/15/2022	3,849,000		3,849,962
Diamondback Energy, Gtd. Notes	3.50	12/1/2029	4,000,000		4,075,483
Diamondback Energy, Gtd. Notes	4.75	5/31/2025	1,000,000		1,098,406
Enbridge, Gtd. Notes	4.25	12/1/2026	4,000,000		4,629,127
Energy Transfer Operating, Gtd. Bonds	5.50	6/1/2027	2,500,000		2,793,481
Energy Transfer Operating, Gtd. Notes	5.25	4/15/2029	3,000,000		3,285,890
EQM Midstream Partners, Sr. Unscd. Notes	4.00	8/1/2024	2,500,000		2,516,412
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/2022	1,000,000		1,021,979
MPLX, Sr. Unscd. Notes	3.50	12/1/2022	2,000,000		2,094,139
MPLX, Sr. Unscd. Notes	4.25	12/1/2027	1,500,000		1,676,810
MPLX, Sr. Unscd. Notes	6.25	10/15/2022	746,000		747,545
Petroleos Mexicanos, Gtd. Notes	6.49	1/23/2027	4,500,000	[a]	4,437,450
Sabal Trail Transmission, Sr. Unscd. Notes	4.25	5/1/2028	3,000,000	[a]	3,389,206
Sabine Pass Liquefaction, Sr. Scd. Notes	5.63	3/1/2025	2,000,000		2,328,861
The Williams Companies, Sr. Unscd. Notes	3.75	6/15/2027	3,000,000		3,313,319
Transcontinental Gas Pipe Line, Sr. Unscd. Notes	3.25	5/15/2030	2,000,000	[a]	2,186,670
				61,684,030
Environmental Control - .4%
Waste Connections, Sr. Unscd. Notes	3.50	5/1/2029	3,000,000		3,423,446
Financials - 1.5%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/2024	4,000,000	[a]	4,408,820
Apollo Management Holdings, Gtd. Notes	4.95	1/14/2050	2,000,000	[a]	2,022,340
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/2023	5,921,000	[a]	6,360,334
				12,791,494
Food Products - 1.9%
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/2026	2,000,000		2,177,406
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/2022	5,500,000		5,711,295
Grupo Bimbo, Gtd. Notes	3.88	6/27/2024	3,000,000	[a]	3,260,205
Grupo Bimbo, Jr. Sub. Notes	5.95	7/17/2023	500,000	[a]	529,750
McCormick & Co., Sr. Unscd. Notes	2.50	4/15/2030	2,000,000		2,150,344
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/2024	2,500,000		2,724,100
				16,553,100
Foreign Governmental - .7%
Saudi, Sr. Unscd. Notes	2.38	10/26/2021	2,700,000	[a]	2,752,596
The Morongo Band of Mission Indians, Unscd. Bonds	7.00	10/1/2039	2,500,000	[a]	2,916,575
				5,669,171
Health Care - 5.7%
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	4,500,000	[a]	5,000,088
Bristol-Myers Squibb, Sr. Unscd. Notes	3.90	2/20/2028	3,000,000		3,500,778
Cigna, Gtd. Notes	4.38	10/15/2028	3,500,000		4,191,404
CommonSpirit Health, Sr. Scd. Bonds	3.35	10/1/2029	4,750,000		5,060,476
CVS Health, Sr. Unscd. Notes	4.78	3/25/2038	2,000,000		2,452,867
Dignity Health, Unscd. Notes	3.13	11/1/2022	5,000,000		5,161,745
HCA, Sr. Scd. Notes	4.13	6/15/2029	4,000,000		4,608,227
Magellan Health, Sr. Unscd. Notes	4.90	9/22/2024	5,000,000		5,218,225
Montefiore Obligated Group, Unscd. Bonds, Ser. 18C	5.25	11/1/2048	5,000,000		5,753,958
Royalty Pharma, Sr. Unscd. Notes	2.20	9/2/2030	2,000,000	[a]	1,978,039
Takeda Pharmaceutical, Sr. Unscd. Notes	5.00	11/26/2028	5,000,000		6,193,772
				49,119,579
Industrial - 3.0%
Carlisle, Sr. Unscd. Notes	3.75	12/1/2027	4,000,000		4,503,270

30

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 97.3% (continued)
Industrial - 3.0% (continued)
Fluor, Sr. Unscd. Notes	4.25	9/15/2028	2,000,000	1,601,560
GATX, Sr. Unscd. Notes	3.25	9/15/2026	3,500,000	3,762,101
GATX, Sr. Unscd. Notes	3.25	3/30/2025	2,000,000	2,147,994
Hillenbrand, Gtd. Notes	4.50	9/15/2026	4,000,000	4,305,000
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/2027	4,000,000	4,367,755
Oshkosh, Sr. Unscd. Notes	4.60	5/15/2028	4,000,000	4,552,188
				25,239,868
Information Technology - 4.5%
Activision Blizzard, Sr. Unscd. Notes	3.40	9/15/2026	4,500,000	5,157,546
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/2020	4,850,000	4,850,000
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/2024	6,250,000	7,066,627
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/2027	5,000,000	5,721,515
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/2026	3,250,000	3,866,009
Fidelity National Information Services, Sr. Unscd. Notes	3.75	5/21/2029	3,000,000	3,522,496
Fiserv, Sr. Unscd. Notes	2.75	7/1/2024	5,000,000	5,363,154
VMware, Sr. Unscd. Notes	2.95	8/21/2022	3,000,000	3,131,306
				38,678,653
Insurance - 2.9%
Assured Guaranty US Holdings, Gtd. Notes	5.00	7/1/2024	6,000,000	[c] 6,773,534
MetLife, Jr. Sub. Bonds, Ser. D	5.88	3/15/2028	5,500,000	6,102,803
Prudential Financial, Jr. Sub. Notes	5.70	9/15/2048	5,850,000	[c] 6,759,739
Reinsurance Group of America, Sr. Unscd. Notes	3.90	5/15/2029	4,750,000	5,390,798
				25,026,874
Internet Software & Services - 1.4%
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/2027	3,750,000	4,194,963
eBay, Sr. Unscd. Notes	3.60	6/5/2027	4,500,000	5,088,136
Tencent Holdings, Sr. Unscd. Notes	3.98	4/11/2029	2,500,000	[a] 2,884,510
				12,167,609
Materials - 1.3%
Packaging Corp. of America, Sr. Unscd. Notes	3.00	12/15/2029	3,500,000	3,837,489
WRKCo, Gtd. Notes	3.75	3/15/2025	4,000,000	4,500,504
WRKCo, Gtd. Notes	4.65	3/15/2026	2,500,000	2,944,711
				11,282,704
Media - 1.4%
Discovery Communications, Gtd. Notes	3.95	3/20/2028	6,000,000	6,791,510
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/2026	5,000,000	5,605,606
				12,397,116
Metals & Mining - 1.1%
Anglo American Capital, Gtd. Notes	4.50	3/15/2028	4,000,000	[a] 4,544,045
Glencore Funding, Gtd. Bonds	4.63	4/29/2024	2,000,000	[a] 2,238,515
Glencore Funding, Gtd. Notes	1.63	9/1/2025	3,000,000	[a] 2,996,013
				9,778,573
Municipal Securities - 2.2%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	1,500,000	1,508,850
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000	4,051,250
Illinois, GO (Build America Bonds)	6.20	7/1/2021	220,000	224,649
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	2.63	6/15/2024	1,500,000	1,514,835
New York State Dormitory Authority, Revenue Bonds (Montefiore Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.95	8/1/2048	2,500,000	2,814,425
Oklahoma Development Finance Authority, Revenue Bonds (OU Medicine Project) Ser. C	5.45	8/15/2028	3,750,000	4,407,487
Texas Public Finance Authority, Revenue Bonds	8.25	7/1/2024	4,100,000	4,115,621
				18,637,117

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 97.3% (continued)
Real Estate - 7.6%
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/2027	3,327,000		3,797,504
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/2026	2,000,000		2,324,865
American Homes 4 Rent, Sr. Unscd. Notes	4.90	2/15/2029	5,000,000		5,982,963
Brandywine Operating Partnership, Gtd. Notes	4.55	10/1/2029	4,000,000		4,272,564
CBRE Services, Gtd. Notes	4.88	3/1/2026	6,000,000		6,962,224
EPR Properties, Gtd. Notes	4.95	4/15/2028	4,250,000		4,123,484
Essex Portfolio, Gtd. Notes	3.25	5/1/2023	3,000,000		3,176,690
Healthcare Trust of America Holdings, Gtd. Notes	3.75	7/1/2027	4,000,000		4,366,031
Highwoods Realty, Sr. Unscd. Notes	4.20	4/15/2029	3,250,000		3,641,119
Kilroy Realty, Gtd. Notes	4.38	10/1/2025	4,250,000		4,706,801
Life Storage, Gtd. Notes	4.00	6/15/2029	5,000,000		5,637,264
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	3,000,000		3,198,263
Prologis, Sr. Unscd. Notes	3.25	10/1/2026	2,879,000		3,268,546
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/2024	3,000,000		2,994,694
Spirit Realty, Gtd. Notes	4.00	7/15/2029	3,000,000		3,144,248
Weingarten Realty Investors, Sr. Unscd. Notes	4.45	1/15/2024	3,000,000		3,174,989
				64,772,249
Retailing - 2.9%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/2027	3,000,000	[a]	3,316,678
Autozone, Sr. Unscd. Notes	3.63	4/15/2025	2,000,000		2,245,306
Dollar Tree, Sr. Unscd. Notes	4.00	5/15/2025	4,000,000		4,536,396
Macy's Retail Holdings, Gtd. Notes	2.88	2/15/2023	1,706,000		1,417,089
Nordstorm, Sr. Unscd. Notes	4.00	3/15/2027	4,000,000		3,511,656
O'Reilly Automotive, Sr. Unscd. Notes	3.90	6/1/2029	4,000,000		4,685,300
Ross Stores, Sr. Unscd. Notes	4.60	4/15/2025	4,500,000		5,189,136
				24,901,561
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom Cayman Finance, Gtd. Notes	3.88	1/15/2027	5,000,000		5,545,229
KLA, Sr. Unscd. Notes	4.10	3/15/2029	4,850,000		5,827,195
Lam Research, Sr. Unscd. Notes	4.00	3/15/2029	3,000,000		3,591,188
Microchip Technology, Sr. Scd. Notes	4.33	6/1/2023	5,500,000		5,930,925
NXP, Gtd. Notes	4.88	3/1/2024	5,500,000	[a]	6,196,709
				27,091,246
Technology Hardware & Equipment - .5%
Dell International, Sr. Scd. Notes	8.10	7/15/2036	3,000,000	[a]	3,990,081
Telecommunication Services - 2.8%
Motorola Solutions, Sr. Unscd. Notes	4.60	5/23/2029	4,750,000		5,574,176
Telefonica Emisiones, Gtd. Notes	4.57	4/27/2023	6,500,000		7,152,095
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	4,150,000	[a]	4,748,264
Verizon Communications, Sr. Unscd. Notes	3.38	2/15/2025	2,000,000		2,239,502
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/2033	3,000,000		3,807,720
				23,521,757
Utilities - 3.2%
Black Hills, Sr. Unscd. Notes	3.05	10/15/2029	2,000,000		2,182,320
Black Hills, Sr. Unscd. Notes	4.25	11/30/2023	5,000,000		5,498,999
CenterPoint Energy, Sr. Unscd. Notes	2.95	3/1/2030	3,000,000		3,305,086
Entergy, Sr. Unscd. Notes	2.95	9/1/2026	2,000,000		2,224,938
Mid-Atlantic Interstate Transmission, Sr. Unscd. Notes	4.10	5/15/2028	3,000,000	[a]	3,402,410
Mississippi Power, Sr. Unscd. Notes	3.95	3/30/2028	5,000,000		5,726,791
The Cleveland Electric Illuminating Company, Sr. Unscd. Notes	4.55	11/15/2030	4,000,000	[a]	4,799,064
				27,139,608
Total Bonds and Notes (cost $767,162,061)			831,407,762

32

BNY Mellon Corporate Bond Fund (continued)
Description	Preferred Dividend Yield (%)	Shares		Value ($)
Preferred Stocks - 1.3%
Diversified Financials - .3%
Air Lease, Ser. A	6.15	120,000	[c]	2,812,800
Telecommunication Services - 1.0%
AT&T, Ser. A	5.00	320,000		8,579,200
Total Preferred Stocks (cost $11,000,000)		11,392,000
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $8,954,696)	0.20	8,954,696	[d]	8,954,696

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,176,396)	0.20	7,176,396	[d]	7,176,396
Total Investments (cost $794,293,153)		100.5%	858,930,854
Liabilities, Less Cash and Receivables		(0.5%)	(4,316,306)
Net Assets		100.0%	854,614,548

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $170,162,234 or 19.91% of net assets.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $6,980,578 and the value of the collateral was $7,176,396.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Financial	37.7
Consumer, Non-cyclical	11.9
Consumer, Cyclical	10.8
Technology	8.2
Industrial	7.7
Energy	7.2
Communications	6.6
Utilities	3.2
Government	2.9
Basic Materials	2.4
Investment Companies	1.9
100.5

† Based on net assets.

See notes to financial statements.

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9%
Collateralized Municipal-Backed Securities - 24.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K013, Cl. A2	3.97	1/25/2021	1,869,510	[a]	1,888,248
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K017, Cl. A2	2.87	12/25/2021	2,698,461	[a]	2,755,198
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K025, Cl. A1	1.88	4/25/2022	373,556	[a]	376,049
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K714, Cl. A2	3.03	10/25/2020	869,590	[a]	870,132
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K721, Cl. A2	3.09	8/25/2022	2,000,000	[a]	2,082,745
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KJ05, Cl. A2	2.16	10/25/2021	2,234,096	[a]	2,267,648
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL1P, Cl. A1P	2.54	10/25/2025	2,123,531	[a]	2,232,911
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KLU1, Cl. A1	2.38	1/25/2025	2,602,774	[a]	2,719,425
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB21, Cl. A5F	1.81	9/25/2021	3,536,932	[a]	3,578,275
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB22, Cl. A5F	1.78	9/25/2021	1,554,625	[a]	1,567,387
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB23, Cl. A5F	1.73	9/25/2021	2,230,522	[a]	2,243,591
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2016-SB25, Cl. A7F	2.58	10/25/2023	1,059,029	[a]	1,089,677
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB26, Cl. A5F	2.34	12/25/2021	807,519	[a]	821,550
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2017-SB35, Cl. A5F	2.25	6/25/2022	1,011,161	[a]	1,036,924
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2018-SB50, Cl. A5F	3.06	4/25/2023	2,431,210	[a]	2,529,979
Federal Home Loan Mortgage Corp. Small Business Mortgage Trust, Ser. 2019-SB61, Cl. A5F	2.86	1/25/2024	2,715,671	[a]	2,841,824
Federal National Mortgage Association, ACES, Ser. 2011-M1, Cl. A3	3.76	6/25/2021	697,937	[a]	706,744
Federal National Mortgage Association, ACES, Ser. 2011-M3, Cl. A2	3.64	7/25/2021	473,686	[a]	476,198
Federal National Mortgage Association, ACES, Ser. 2011-M8, Cl. A2	2.92	8/25/2021	684,287	[a]	693,846
Federal National Mortgage Association, ACES, Ser. 2013-M2, Cl. AFL, 1 Month LIBOR +.35%	0.53	1/25/2023	2,395,453	[a,b]	2,401,964
Federal National Mortgage Association, ACES, Ser. 2015-M4, Cl. AV2	2.51	7/25/2022	2,237,355	[a]	2,281,857
Federal National Mortgage Association, ACES, Ser. 2016-M3, Cl. ASQ2	2.26	2/25/2023	5,147,422	[a]	5,231,258
Government National Mortgage Association, Ser. 2011-165, Cl. A	2.19	10/16/2037	2,735,625		2,746,638
Government National Mortgage Association, Ser. 2011-47, Cl. C	3.91	2/16/2042	90,487		90,475
Government National Mortgage Association, Ser. 2012-142, Cl. A	1.11	5/16/2037	532,758		530,619
Government National Mortgage Association, Ser. 2012-33, Cl. A	1.90	3/16/2040	3,491		3,490
Government National Mortgage Association, Ser. 2013-101, Cl. A	0.51	5/16/2035	868,383		866,569
Government National Mortgage Association, Ser. 2013-105, Cl. A	1.71	2/16/2037	1,342,577		1,349,778
Government National Mortgage Association, Ser. 2013-142, Cl. V	3.10	2/16/2025	1,255,681		1,314,321
Government National Mortgage Association, Ser. 2013-30, Cl. A	1.50	5/16/2042	421,772		423,806

34

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
Collateralized Municipal-Backed Securities - 24.7% (continued)
Government National Mortgage Association, Ser. 2013-73, Cl. A	0.98	12/16/2035	3,583,478		3,576,008
Government National Mortgage Association, Ser. 2014-109, Cl. A	2.33	1/16/2046	3,585,645		3,621,097
Government National Mortgage Association, Ser. 2014-82, Cl. VG	3.00	12/16/2046	1,948,396		2,039,806
				59,256,037
Municipal Securities - 5.4%
Bay Area Toll Authority, Revenue Bonds, Refunding	2.23	4/1/2023	1,200,000		1,246,968
Gilroy Unified School District, GO, Refunding	1.73	8/1/2022	450,000		459,320
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. D	2.08	11/1/2023	500,000		512,220
Massachusetts College Building Authority, Revenue Bonds, Refunding, Ser. C	1.90	5/1/2023	2,000,000		2,045,340
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	1.77	8/1/2023	2,000,000		2,072,300
Michigan Finance Authority, Revenue Bonds, Ser. A1	2.86	9/1/2022	1,500,000		1,544,655
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. F	2.03	2/15/2023	500,000		515,635
Oregon, GO, Refunding, Ser. P	1.71	5/1/2022	1,000,000		1,021,830
Rutgers The State University of New Jersey, Revenue Bonds, Refunding, Ser. R	2.06	5/1/2022	1,000,000		1,020,070
Texas, GO, Refunding	2.78	10/1/2020	2,000,000		2,004,120
Virginia Resources Authority, Revenue Bonds, Refunding, Ser. C	1.89	11/1/2022	500,000		510,490
				12,952,948
U.S. Government Agencies Mortgage-Backed - 49.3%
Federal Home Loan Mortgage Corp., REMIC, Ser. 2586, Cl. MJ	5.50	3/15/2023	134,556	[a]	140,923
Federal Home Loan Mortgage Corp., REMIC, Ser. 3242, Cl. NG	5.75	2/15/2036	170,020	[a]	170,822
Federal Home Loan Mortgage Corp., REMIC, Ser. 3527, Cl. DA	4.00	4/15/2029	197,240	[a]	203,522
Federal Home Loan Mortgage Corp., REMIC, Ser. 3530, Cl. A	4.00	5/15/2024	291	[a]	291
Federal Home Loan Mortgage Corp., REMIC, Ser. 3563, Cl. BD	4.00	8/15/2024	379,558	[a]	394,970
Federal Home Loan Mortgage Corp., REMIC, Ser. 3627, Cl. QH	4.00	1/15/2025	970,960	[a]	1,018,767
Federal Home Loan Mortgage Corp., REMIC, Ser. 3640, Cl. GM	4.00	3/15/2025	669,860	[a]	702,887
Federal Home Loan Mortgage Corp., REMIC, Ser. 3726, Cl. KG	2.50	4/15/2025	96,931	[a]	97,585
Federal Home Loan Mortgage Corp., REMIC, Ser. 3773, Cl. PA	3.50	6/15/2025	37,657	[a]	37,681
Federal Home Loan Mortgage Corp., REMIC, Ser. 3810, Cl. QB	3.50	2/15/2026	929,304	[a]	979,019
Federal Home Loan Mortgage Corp., REMIC, Ser. 3816, Cl. HA	3.50	11/15/2025	1,808,051	[a]	1,923,484
Federal Home Loan Mortgage Corp., REMIC, Ser. 3820, Cl. TB	3.50	3/15/2026	1,287,742	[a]	1,365,988
Federal Home Loan Mortgage Corp., REMIC, Ser. 3834, Cl. EA	3.50	6/15/2029	278,475	[a]	280,671
Federal Home Loan Mortgage Corp., REMIC, Ser. 3909, Cl. NG	4.00	8/15/2026	1,534,403	[a]	1,636,285
Federal Home Loan Mortgage Corp., REMIC, Ser. 3928, Cl. A	3.00	9/15/2025	127,309	[a]	127,640
Federal Home Loan Mortgage Corp., REMIC, Ser. 3942, Cl. AC	2.00	10/15/2021	85,752	[a]	86,184
Federal Home Loan Mortgage Corp., REMIC, Ser. 3945, Cl. A	3.00	3/15/2026	286,385	[a]	293,181
Federal Home Loan Mortgage Corp., REMIC, Ser. 3952, Cl. MA	3.00	11/15/2021	423,805	[a]	428,652
Federal Home Loan Mortgage Corp., REMIC, Ser. 3964, Cl. QA	3.00	11/15/2026	787,915	[a]	827,934
Federal Home Loan Mortgage Corp., REMIC, Ser. 3987, Cl. A	2.00	9/15/2026	162,311	[a]	165,497
Federal Home Loan Mortgage Corp., REMIC, Ser. 3998, Cl. KG	2.00	11/15/2026	3,858,962	[a]	3,945,755
Federal Home Loan Mortgage Corp., REMIC, Ser. 4016, Cl. AB	2.00	9/15/2025	257,064	[a]	257,491
Federal Home Loan Mortgage Corp., REMIC, Ser. 4020, Cl. PC	1.75	3/15/2027	405,542	[a]	413,333
Federal Home Loan Mortgage Corp., REMIC, Ser. 4029, Cl. LA	2.00	1/15/2027	2,389,376	[a]	2,439,843
Federal Home Loan Mortgage Corp., REMIC, Ser. 4079, Cl. WA	2.00	8/15/2040	741,519	[a]	745,402
Federal Home Loan Mortgage Corp., REMIC, Ser. 4086, Cl. VA	3.50	12/15/2025	763,299	[a]	773,996
Federal Home Loan Mortgage Corp., REMIC, Ser. 4174, Cl. VA	3.50	6/15/2024	1,154,182	[a]	1,201,141
Federal Home Loan Mortgage Corp., REMIC, Ser. 4216, Cl. KC	1.75	6/15/2028	1,508,368	[a]	1,533,391
Federal Home Loan Mortgage Corp., REMIC, Ser. 4265, Cl. DA	4.00	6/15/2026	1,330,426	[a]	1,386,116
Federal Home Loan Mortgage Corp., REMIC, Ser. 4287, Cl. AB	2.00	12/15/2026	330,124	[a]	342,546

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Mortgage-Backed - 49.3% (continued)
Federal Home Loan Mortgage Corp., REMIC, Ser. 4304, Cl. DA	2.50	1/15/2027	425,232	[a]	434,676
Federal Home Loan Mortgage Corp., REMIC, Ser. 4338, Cl. VA	4.25	7/15/2025	1,984,779	[a]	2,084,313
Federal Home Loan Mortgage Corp., REMIC, Ser. 4386, Cl. AB	3.00	9/15/2029	612,419	[a]	636,285
Federal Home Loan Mortgage Corp., REMIC, Ser. 4480, Cl. VW	3.50	10/15/2026	2,091,895	[a]	2,117,392
Federal Home Loan Mortgage Corp., REMIC, Ser. 4532, Cl. VW	3.50	4/15/2027	1,264,636	[a]	1,281,694
Federal Home Loan Mortgage Corp., REMIC, Ser. 4801, Cl. LT	4.00	12/15/2043	975,000	[a]	992,977
Federal National Mortgage Association, REMIC, Ser. 2005-63, Cl. HB	5.00	7/25/2025	201,662	[a]	211,618
Federal National Mortgage Association, REMIC, Ser. 2009-21, Cl. HB	4.50	4/25/2024	36,370	[a]	36,589
Federal National Mortgage Association, REMIC, Ser. 2010-112, Cl. CY	4.00	10/25/2025	1,840,653	[a]	1,922,099
Federal National Mortgage Association, REMIC, Ser. 2010-117, Cl. DE	2.00	5/25/2025	439,415	[a]	443,224
Federal National Mortgage Association, REMIC, Ser. 2010-124, Cl. AG	1.75	11/25/2020	9,283	[a]	9,278
Federal National Mortgage Association, REMIC, Ser. 2010-68, Cl. DA	4.50	10/25/2037	881,955	[a]	890,902
Federal National Mortgage Association, REMIC, Ser. 2011-71, Cl. BA	4.00	5/25/2037	736,069	[a]	753,722
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. GC	2.00	12/25/2022	510,821	[a]	515,236
Federal National Mortgage Association, REMIC, Ser. 2011-79, Cl. HD	2.00	12/25/2022	258,448	[a]	260,681
Federal National Mortgage Association, REMIC, Ser. 2011-88, Cl. M	3.50	9/25/2026	857,460	[a]	903,166
Federal National Mortgage Association, REMIC, Ser. 2012-11, Cl. DV	4.00	4/25/2023	624,130	[a]	626,430
Federal National Mortgage Association, REMIC, Ser. 2012-127, Cl. DH	4.00	11/25/2027	382,914	[a]	390,409
Federal National Mortgage Association, REMIC, Ser. 2012-148, Cl. DC	1.50	1/25/2028	1,906,374	[a]	1,938,006
Federal National Mortgage Association, REMIC, Ser. 2012-50, Cl. LV	3.50	8/25/2023	705,576	[a]	726,849
Federal National Mortgage Association, REMIC, Ser. 2012-78, Cl. KB	1.75	7/25/2027	523,000	[a]	536,651
Federal National Mortgage Association, REMIC, Ser. 2012-98, Cl. YM	1.50	9/25/2027	1,865,644	[a]	1,897,937
Federal National Mortgage Association, REMIC, Ser. 2013-103, Cl. AW	3.50	2/25/2043	403,513	[a]	404,331
Federal National Mortgage Association, REMIC, Ser. 2013-108, Cl. GA	3.00	6/25/2030	385,242	[a]	395,516
Federal National Mortgage Association, REMIC, Ser. 2013-17, Cl. PG	3.50	3/25/2039	807,243	[a]	818,023
Federal National Mortgage Association, REMIC, Ser. 2013-30, Cl. DA	1.75	4/25/2028	584,116	[a]	600,829
Federal National Mortgage Association, REMIC, Ser. 2013-39, Cl. MP	1.75	5/25/2028	1,641,743	[a]	1,669,504
Federal National Mortgage Association, REMIC, Ser. 2013-91, Cl. CA	4.00	4/25/2039	1,847,584	[a]	1,870,105
Federal National Mortgage Association, REMIC, Ser. 2014-34, Cl. LC	2.50	6/25/2029	846,864	[a]	885,654
Federal National Mortgage Association, REMIC, Ser. 2014-82, Cl. LV	3.00	4/25/2026	781,552	[a]	812,487
Government National Mortgage Association, Ser. 2010-46, Cl. CB	3.00	3/20/2039	10,569		10,565
Government National Mortgage Association, Ser. 2015-159, CI. EW	2.50	5/20/2041	1,101,955		1,114,120

36

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Mortgage-Backed - 49.3% (continued)
Federal Home Loan Mortgage Corp.:
2.50%, 3/1/2027-12/1/2027			4,581,176	[a]	4,834,634
3.00%, 9/1/2026-3/1/2027			2,062,595	[a]	2,197,597
3.50%, 10/1/2026-5/1/2027			1,672,740	[a]	1,752,563
4.00%, 10/1/2025-6/1/2026			1,984,095	[a]	2,105,531
4.50%, 11/1/2024-2/1/2034			1,917,896	[a]	2,041,182
Federal National Mortgage Association:
1.94%, 11/1/2022			419,792	[a]	426,009
2.12%, 9/1/2021			2,000,000	[a]	2,030,541
2.17%, 1/1/2023			1,876,464	[a]	1,929,850
2.18%, 3/1/2022			1,000,000	[a]	1,022,373
2.25%, 1/1/2024			1,748,056	[a]	1,797,295
2.28%, 5/1/2023			1,493,546	[a]	1,506,180
2.31%, 8/1/2022			980,203	[a]	1,005,296
2.36%, 12/1/2022			2,354,701	[a]	2,427,712
2.38%, 3/1/2023			2,797,106	[a]	2,909,753
2.44%, 8/1/2022			1,230,053	[a]	1,263,364
2.50%, 11/1/2026-9/1/2027			4,136,406	[a]	4,362,034
2.55%, 9/1/2022			1,897,486	[a]	1,955,345
2.64%, 7/1/2022			2,925,582	[a]	3,006,510
2.66%, 8/1/2022			767,938	[a]	790,830
2.74%, 10/1/2022			1,500,000	[a]	1,563,162
2.78%, 3/1/2022			2,315,547	[a]	2,369,323
3.00%, 11/1/2026-9/1/2027			2,113,831	[a]	2,219,478
3.25%, 1/1/2022			1,592,786	[a]	1,627,035
3.32%, 12/1/2021			2,372,561	[a]	2,424,219
3.50%, 8/1/2026-9/1/2032			4,330,284	[a]	4,578,669
3.85%, 12/1/2021			1,013,983	[a]	1,028,102
4.00%, 5/1/2029-3/1/2034			5,174,956	[a]	5,496,428
4.50%, 11/1/2022			8,823	[a]	9,257
5.00%, 3/1/2027			1,393,087	[a]	1,470,107
6.00%, 8/1/2022			222,561	[a]	226,732
Government National Mortgage Association I:
4.00%, 8/15/2024-7/15/2027			1,266,343		1,341,463
Government National Mortgage Association II:
3.00%, 4/20/2027			1,022,746		1,065,773
3.50%, 3/20/2026			365,035		386,381
4.50%, 7/20/2024-5/20/2025			1,164,656		1,243,283
				118,526,276
U.S. Treasury Securities - 19.5%
U.S. Treasury Notes	0.13	5/15/2023	8,000,000		7,995,938
U.S. Treasury Notes	0.13	7/15/2023	5,500,000	[c]	5,497,207
U.S. Treasury Notes	0.13	8/15/2023	7,000,000		6,994,805
U.S. Treasury Notes	0.25	4/15/2023	5,000,000		5,014,258
U.S. Treasury Notes	1.50	2/28/2023	6,000,000		6,203,203
U.S. Treasury Notes	1.50	8/15/2022	2,000,000		2,053,359
U.S. Treasury Notes	1.63	8/31/2022	4,500,000		4,634,121
U.S. Treasury Notes	1.63	10/31/2023	8,000,000		8,369,688
				46,762,579
Total Bonds and Notes (cost $234,196,952)			237,497,840

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $5,012,233)	0.20	5,012,233	[d] 5,012,233
Total Investments (cost $239,209,185)		101.0%	242,510,073
Liabilities, Less Cash and Receivables		(1.0%)	(2,282,355)
Net Assets		100.0%	240,227,718

ACES—Alternative Credit Enhancement Securities

GO—General Obligation

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security, or portion thereof, on loan. At August 31, 2020, the value of the fund’s securities on loan was $5,497,207 and the value of the collateral was $5,610,039, consisting of U.S. Government & Agency securities.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	74.0
Government	24.9
Investment Companies	2.1
101.0

† Based on net assets.

See notes to financial statements.

38

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/19 ($)	Purchases ($)†	Sales ($)	Value 8/31/20 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,296,454	319,944,131	(306,067,234)	19,173,351	1.5	131,973
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,455,166	371,073,923	(351,423,655)	21,105,434	1.7	-
Total	6,751,620	691,018,054	(657,490,889)	40,278,785	3.2	131,973
BNY Mellon Intermediate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,958,057	260,338,097	(251,042,465)	13,253,689	1.5	59,883
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	213,421,421	(213,421,421)	-	-	-
Total	3,958,057	473,759,518	(464,463,886)	13,253,689	1.5	59,883
BNY Mellon Corporate Bond Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,032,036	215,083,206	(212,160,546)	8,954,696	1.1	150,252
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,759,111	103,379,946	(105,962,661)	7,176,396.8		-
Total	15,791,147	318,463,152	(318,123,207)	16,131,092	1.9	150,252
BNY Mellon Short-Term U.S. Government Securities Fund
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,021,712	101,721,937	(97,731,416)	5,012,233	2.1	24,359

†  Includes reinvested dividends/distributions.

See notes to financial statements.

39

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,266,279,374	888,425,153	842,799,762	237,497,840
Affiliated issuers	40,278,785	13,253,689	16,131,092	5,012,233
Interest receivable	7,913,479	5,290,230	8,995,972	547,712
Receivable for shares of Beneficial Interest subscribed	7,145,772	426,175	1,645,282	979,194
Securities lending receivable	10,488	1,917	5,608	191
Dividends receivable	4,828	1,534	48,274	560
Receivable for investment securities sold	-	-	1,988,620	-
Prepaid expenses	27,781	25,990	15,146	32,214
	1,321,660,507	907,424,688	871,629,756	244,069,944
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	574,976	414,985	390,913	104,810
Cash overdraft due to Custodian	1,919,631	1,232,842	1,702,239	244,025
Liability for securities on loan—Note 1(b)	21,105,434	-	7,176,396	-
Payable for investment securities purchased	18,995,929	4,974,950	6,917,670	3,155,645
Payable for shares of Beneficial Interest redeemed	1,188,155	647,804	750,885	282,443
Trustees’ fees and expenses payable	27,579	13,920	13,254	8,656
Other accrued expenses	69,306	65,106	63,851	46,647
	43,881,010	7,349,607	17,015,208	3,842,226
Net Assets ($)	1,277,779,497	900,075,081	854,614,548	240,227,718
Composition of Net Assets ($):
Paid-in capital	1,183,784,524	860,903,197	800,765,588	250,273,229
Total distributable earnings (loss)	93,994,973	39,171,884	53,848,960	(10,045,511)
Net Assets ($)	1,277,779,497	900,075,081	854,614,548	240,227,718
† Investments at cost ($)
Unaffiliated issuers	1,188,846,022	842,592,438	778,162,061	234,196,952
Affiliated issuers	40,278,785	13,253,689	16,131,092	5,012,233
†† Value of securities on loan ($)	88,395,095	3,254,967	6,980,578	5,497,207
Net Asset Value Per Share
Class M
Net Assets ($)	1,268,575,785	891,782,175	849,166,461	234,919,885
Shares Outstanding	93,063,470	68,045,408	62,006,634	19,899,861
Net Asset Value Per Share ($)	13.63	13.11	13.69	11.81
Investor Shares
Net Assets ($)	9,203,712	8,292,906	5,448,087	5,307,833
Shares Outstanding	676,591	631,977	397,587	449,921
Net Asset Value Per Share ($)	13.60	13.12	13.70	11.80

See notes to financial statements.

40

STATEMENTS OF OPERATIONS
Year Ended August 31, 2020

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	34,607,494	24,138,987	35,380,373	5,452,651
Dividends:
Unaffiliated issuers	206,736	163,004	438,944	-
Affiliated issuers	131,183	59,702	148,466	23,917
Income from securities lending—Note 1(b)	122,442	50,544	36,706	658
Total Income	35,067,855	24,412,237	36,004,489	5,477,226
Expenses:
Investment advisory fee—Note 3(a)	4,921,849	3,865,712	3,652,119	872,296
Administration fee—Note 3(a)	1,524,956	1,197,593	1,131,323	308,819
Trustees’ fees and expenses—Note 3(c)	106,734	77,121	74,813	22,761
Professional fees	86,479	73,577	68,013	39,720
Registration fees	43,891	38,635	46,025	42,427
Loan commitment fees—Note 2	28,338	21,091	20,603	6,383
Shareholder servicing costs—Note 3(b)	24,857	18,749	12,635	5,813
Custodian fees—Note 3(b)	23,505	15,910	15,211	14,834
Chief Compliance Officer fees—Note 3(b)	13,975	13,975	13,975	13,975
Prospectus and shareholders’ reports	12,257	5,663	7,478	9,739
Miscellaneous	57,019	48,165	44,179	44,381
Total Expenses	6,843,860	5,376,191	5,086,374	1,381,148
Investment Income—Net	28,223,995	19,036,046	30,918,115	4,096,078
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	33,443,433	10,807,491	10,395,310	1,646,282
Capital gain distributions from affiliated issuers	790	181	1,786	442
Net Realized Gain (Loss)	33,444,223	10,807,672	10,397,096	1,646,724
Net change in unrealized appreciation (depreciation) on investments	15,372,257	18,111,833	10,915,491	1,392,767
Net Realized and Unrealized Gain (Loss) on Investments	48,816,480	28,919,505	21,312,587	3,039,491
Net Increase in Net Assets Resulting from Operations	77,040,475	47,955,551	52,230,702	7,135,569

See notes to financial statements.

41

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	28,223,995	29,921,317	19,036,046	19,806,096
Net realized gain (loss) on investments	33,444,223	4,164,045	10,807,672	(23,544)
Net change in unrealized appreciation (depreciation) on investments	15,372,257	72,423,132	18,111,833	36,833,553
Net Increase (Decrease) in Net Assets Resulting from Operations	77,040,475	106,508,494	47,955,551	56,616,105
Distributions ($):
Distributions to shareholders:
Class M	(32,100,864)	(32,363,736)	(19,839,736)	(20,626,695)
Investor Shares	(235,878)	(183,711)	(132,963)	(105,175)
Total Distributions	(32,336,742)	(32,547,447)	(19,972,699)	(20,731,870)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	264,395,528	331,405,642	130,269,392	309,259,984
Investor Shares	18,820,957	12,797,348	16,622,445	10,100,720
Distributions reinvested:
Class M	5,467,566	5,732,624	3,940,616	4,351,073
Investor Shares	202,916	163,417	108,322	87,857
Cost of shares redeemed:
Class M	(265,907,929)	(193,135,213)	(255,435,067)	(197,964,592)
Investor Shares	(18,961,915)	(11,709,211)	(14,918,761)	(9,924,253)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	4,017,123	145,254,607	(119,413,053)	115,910,789
Total Increase (Decrease) in Net Assets	48,720,856	219,215,654	(91,430,201)	151,795,024
Net Assets ($):
Beginning of Period	1,229,058,641	1,009,842,987	991,505,282	839,710,258
End of Period	1,277,779,497	1,229,058,641	900,075,081	991,505,282
Capital Share Transactions (Shares):
Class Ma
Shares sold	19,866,058	26,579,240	10,173,365	25,089,497
Shares issued for distributions reinvested	412,579	458,444	307,373	350,519
Shares redeemed	(20,105,827)	(15,551,059)	(19,894,286)	(16,026,052)
Net Increase (Decrease) in Shares Outstanding	172,810	11,486,625	(9,413,548)	9,413,964
Investor Shares[a]
Shares sold	1,431,498	1,010,811	1,294,477	807,851
Shares issued for distributions reinvested	15,352	13,102	8,418	7,078
Shares redeemed	(1,433,808)	(925,491)	(1,159,869)	(795,357)
Net Increase (Decrease) in Shares Outstanding	13,042	98,422	143,026	19,572

[a] During the period ended August 31, 2020, 1,375,122 Class M Shares representing $18,120,391 were exchanged for 1,378,251 Investor Shares for BNY Mellon Bond Fund and 1,260,592 Class M Shares representing $16,165,460 were exchanged for 1,259,304 Investor Shares for BNY Mellon Intermediate Bond Fund. During the period ended August 31, 2019, 1,005,564 Class M Shares representing $12,763,456 were exchanged for 1,008,116 Investor Shares for BNY Mellon Bond Fund and 810,821 Class M Shares representing $10,130,312 were exchanged for 810,289 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

42

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	30,918,115	29,489,091	4,096,078	4,334,950
Net realized gain (loss) on investments	10,397,096	(696,283)	1,646,724	(256,311)
Net change in unrealized appreciation (depreciation) on investments	10,915,491	56,169,978	1,392,767	4,650,787
Net Increase (Decrease) in Net Assets Resulting from Operations	52,230,702	84,962,786	7,135,569	8,729,426
Distributions ($):
Distributions to shareholders:
Class M	(31,999,493)	(30,561,472)	(4,869,132)	(4,742,075)
Investor Shares	(168,173)	(88,215)	(39,865)	(23,100)
Total Distributions	(32,167,666)	(30,649,687)	(4,908,997)	(4,765,175)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	175,188,538	290,340,609	84,017,058	159,178,787
Investor Shares	16,524,022	4,012,252	8,168,274	1,975,981
Distributions reinvested:
Class M	7,780,392	8,085,245	1,112,738	1,136,218
Investor Shares	106,512	51,068	38,415	20,280
Cost of shares redeemed:
Class M	(261,119,893)	(221,651,420)	(108,197,966)	(99,005,006)
Investor Shares	(14,053,972)	(4,077,876)	(4,631,268)	(1,786,082)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(75,574,401)	76,759,878	(19,492,749)	61,520,178
Total Increase (Decrease) in Net Assets	(55,511,365)	131,072,977	(17,266,177)	65,484,429
Net Assets ($):
Beginning of Period	910,125,913	779,052,936	257,493,895	192,009,466
End of Period	854,614,548	910,125,913	240,227,718	257,493,895
Capital Share Transactions (Shares):
Class Ma
Shares sold	13,224,134	22,996,881	7,141,253	13,788,706
Shares issued for distributions reinvested	584,843	637,269	94,756	98,202
Shares redeemed	(19,708,249)	(17,734,127)	(9,200,252)	(8,562,362)
Net Increase (Decrease) in Shares Outstanding	(5,899,272)	5,900,023	(1,964,243)	5,324,546
Investor Shares[a]
Shares sold	1,242,478	317,130	692,799	170,546
Shares issued for distributions reinvested	8,014	4,037	3,268	1,754
Shares redeemed	(1,054,323)	(325,149)	(393,943)	(154,429)
Net Increase (Decrease) in Shares Outstanding	196,169	(3,982)	302,124	17,871

[a] During the period ended August 31, 2020, 1,240,637 Class M Shares representing $16,489,922 were exchanged for 1,240,170 Investor Shares for BNY Mellon Corporate Bond Fund and 352,464 Class M Shares representing $4,152,915 were exchanged for 352,816 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund. During the period ended August 31, 2019, 292,673 Class M Shares representing $3,697,713 were exchanged for 292,567 Investor Shares for BNY Mellon Corporate Bond Fund and 160,577 Class M Shares representing $1,862,761 were exchanged for 160,810 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.14	12.32	12.82	13.11	12.74
Investment Operations:
Investment income—net [a]	.30	.35	.34	.32	.31
Net realized and unrealized gain (loss) on investments	.54	.84	(.48)	(.21)	.42
Total from Investment Operations	.84	1.19	(.14)	.11	.73
Distributions:
Dividends from investment income—net	(.35)	(.37)	(.36)	(.37)	(.36)
Dividends from net realized gain on investments	-	-	-	(.03)	-
Total Distributions	(.35)	(.37)	(.36)	(.40)	(.36)
Net asset value, end of period	13.63	13.14	12.32	12.82	13.11
Total Return (%)	6.49	9.89	(1.10)	.87	5.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.56
Ratio of net investment income to average net assets	2.30	2.77	2.70	2.50	2.38
Portfolio Turnover Rate	93.11	79.56	47.36	72.85	72.21
Net Assets, end of period ($ x 1,000)	1,268,576	1,220,362	1,002,899	1,001,290	1,030,685

a  Based on average shares outstanding.

See notes to financial statements.

44

	Investor Shares
	Year Ended August 31,
BNY Mellon Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.11	12.29	12.79	13.08	12.71
Investment Operations:
Investment income—net [a]	.28	.32	.31	.28	.27
Net realized and unrealized gain (loss) on investments	.52	.84	(.48)	(.21)	.43
Total from Investment Operations	.80	1.16	(.17)	.07	.70
Distributions:
Dividends from investment income—net	(.31)	(.34)	(.33)	(.33)	(.33)
Dividends from net realized gain on investments	-	-	-	(.03)	-
Total Distributions	(.31)	(.34)	(.33)	(.36)	(.33)
Net asset value, end of period	13.60	13.11	12.29	12.79	13.08
Total Return (%)	6.22	9.60	(1.35)	.63	5.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.81	.81
Ratio of net investment income to average net assets	2.08	2.47	2.46	2.24	2.14
Portfolio Turnover Rate	93.11	79.56	47.36	72.85	72.21
Net Assets, end of period ($ x 1,000)	9,204	8,697	6,944	9,613	9,619

a  Based on average shares outstanding.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.72	12.26	12.60	12.74	12.55
Investment Operations:
Investment income—net [a]	.25	.27	.25	.22	.20
Net realized and unrealized gain (loss) on investments	.41	.47	(.32)	(.10)	.25
Total from Investment Operations	.66	.74	(.07)	.12	.45
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.27)	(.26)	(.26)
Net asset value, end of period	13.11	12.72	12.26	12.60	12.74
Total Return (%)	5.23	6.09	(.58)	1.01	3.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.55	.56	.56
Ratio of net investment income to average net assets	1.97	2.15	2.03	1.77	1.61
Portfolio Turnover Rate	41.86	33.30	28.92	48.97	32.99
Net Assets, end of period ($ x 1,000)	891,782	985,280	833,954	838,741	869,419

a  Based on average shares outstanding.

See notes to financial statements.

46

	Investor Shares
	Year Ended August 31,
BNY Mellon Intermediate Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.73	12.26	12.60	12.74	12.56
Investment Operations:
Investment income—net [a]	.22	.23	.22	.19	.17
Net realized and unrealized gain (loss) on investments	.40	.48	(.33)	(.10)	.24
Total from Investment Operations	.62	.71	(.11)	.09	.41
Distributions:
Dividends from investment income—net	(.23)	(.24)	(.23)	(.23)	(.23)
Net asset value, end of period	13.12	12.73	12.26	12.60	12.74
Total Return (%)	4.93	5.88	(.84)	.75	3.26
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.80	.81	.81
Ratio of net investment income to average net assets	1.68	1.88	1.78	1.52	1.36
Portfolio Turnover Rate	41.86	33.30	28.92	48.97	32.99
Net Assets, end of period ($ x 1,000)	8,293	6,225	5,756	7,563	8,247

a  Based on average shares outstanding.

See notes to financial statements.

47

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.36	12.52	13.06	13.07	12.59
Investment Operations:
Investment income—net [a]	.45	.46	.44	.42	.39
Net realized and unrealized gain (loss) on investments	.35	.86	(.50)	.05	.54
Total from Investment Operations	.80	1.32	(.06)	.47	.93
Distributions:
Dividends from investment income—net	(.47)	(.48)	(.48)	(.48)	(.45)
Net asset value, end of period	13.69	13.36	12.52	13.06	13.07
Total Return (%)	6.16	10.81	(.48)	3.67	7.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.56	.55	.56	.56
Ratio of net investment income to average net assets	3.39	3.65	3.43	3.29	3.10
Portfolio Turnover Rate	25.67	30.95	33.36	33.05	34.99
Net Assets, end of period ($ x 1,000)	849,166	907,433	776,480	784,237	850,017

a  Based on average shares outstanding.

See notes to financial statements.

48

	Investor Shares
	Year Ended August 31,
BNY Mellon Corporate Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.37	12.53	13.07	13.07	12.59
Investment Operations:
Investment income—net [a]	.43	.43	.37	.42	.35
Net realized and unrealized gain (loss) on investments	.34	.85	(.46)	.03	.55
Total from Investment Operations	.77	1.28	(.09)	.45	.90
Distributions:
Dividends from investment income—net	(.44)	(.44)	(.45)	(.45)	(.42)
Net asset value, end of period	13.70	13.37	12.53	13.07	13.07
Total Return (%)	5.87	10.50	(.72)	3.53	7.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.81	.80	.81	.81
Ratio of net investment income to average net assets	3.12	3.41	3.06	3.02	2.83
Portfolio Turnover Rate	25.67	30.95	33.36	33.05	34.99
Net Assets, end of period ($ x 1,000)	5,448	2,693	2,573	2,807	1,793

a  Based on average shares outstanding.

See notes to financial statements.

49

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.70	11.52	11.72	11.81	11.84
Investment Operations:
Investment income—net [a]	.19	.21	.14	.08	.04
Net realized and unrealized gain (loss) on investments	.15	.20	(.18)	(.05)	.05
Total from Investment Operations	.34	.41	(.04)	.03	.09
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.16)	(.12)	(.12)
Net asset value, end of period	11.81	11.70	11.52	11.72	11.81
Total Return (%)	2.95	3.61	(.36)	.26	.77
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	.55	.56	.55	.55
Ratio of net investment income to average net assets	1.65	1.84	1.20	.68	.37
Portfolio Turnover Rate	65.00	119.53	61.04	65.98	100.46
Net Assets, end of period ($ x 1,000)	234,920	255,767	190,515	172,603	214,754

a  Based on average shares outstanding.

See notes to financial statements.

50

	Investor Shares
	Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.68	11.50	11.71	11.79	11.82
Investment Operations:
Investment income—net [a]	.11	.18	.11	.05	.01
Net realized and unrealized gain (loss) on investments	.21	.20	(.19)	(.04)	.05
Total from Investment Operations	.32	.38	(.08)	.01	.06
Distributions:
Dividends from investment income—net	(.20)	(.20)	(.13)	(.09)	(.09)
Net asset value, end of period	11.80	11.68	11.50	11.71	11.79
Total Return (%)	2.73	3.31	(.69)	.10	.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.80	.81	.80	.80
Ratio of net investment income to average net assets	.98	1.54	.92	.43	.12
Portfolio Turnover Rate	65.00	119.53	61.04	65.98	100.46
Net Assets, end of period ($ x 1,000)	5,308	1,727	1,494	1,753	1,906

a  Based on average shares outstanding.

See notes to financial statements.

51

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

52

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each relevant fund: Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2020 in valuing each fund’s investments:

53

NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	18,569,982	-	-	-	18,569,982
Corporate Bonds	-	-	501,852,442	-	-	-	501,852,442
Equity Securities – Preferred Stocks	6,970,600	-	-	-	-	-	6,970,600
Foreign Governmental	-	-	5,011,082	-	-	-	5,011,082
Investment Companies	40,278,785	-	-	-	-	-	40,278,785
Municipal Securities	-	-	70,678,236	-	-	-	70,678,236
U.S. Government Agencies Mortgage-Backed	-	-	335,312,977	-	-	-	335,312,977
U.S. Treasury Securities	-	-	327,884,055	-	-	-	327,884,055
BNY Mellon Intermediate Bond Fund
Collateralized Municipal-Backed Securities	-	-	1,685,576	-	-	-	1,685,576
Corporate Bonds	-	-	414,282,868	-	-	-	414,282,868
Equity Securities – Preferred Stocks	5,496,050	-	-	-	-	-	5,496,050
Investment Companies	13,253,689	-	-	-	-	-	13,253,689
Municipal Securities	-	-	28,443,233	-	-	-	28,443,233
U.S. Government Agencies	-	-	26,411,079	-	-	-	26,411,079
U.S. Government Agencies Mortgage-Backed	-	-	7,582,417	-	-	-	7,582,417
U.S. Treasury Securities	-	-	404,523,930	-	-	-	404,523,930
BNY Mellon Corporate Bond Fund
Corporate Bonds	-	-	807,101,474	-	-	-	807,101,474
Equity Securities - Preferred Stocks	11,392,000	-	-	-	-	-	11,392,000
Foreign Governmental	-	-	5,669,171	-	-	-	5,669,171
Investment Companies	16,131,092	-	-	-	-	-	16,131,092
Municipal Securities	-	-	18,637,117	-	-	-	18,637,117
BNY Mellon Short-Term U.S. Government Securities Fund
Collateralized Municipal-Backed Securities	-	-	59,256,037	-	-	-	59,256,037
Investment Companies	5,012,233	-	-	-	-	-	5,012,233
Municipal Securities	-	-	12,952,948	-	-	-	12,952,948
U.S. Government Agencies Mortgage-Backed	-	-	118,526,276	-	-	-	118,526,276
U.S. Treasury Securities	-	-	46,762,579	-	-	-	46,762,579

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S.

54

securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended August 31, 2020.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 23,740
BNY Mellon Intermediate Bond Fund	10,029
BNY Mellon Corporate Bond Fund	6,895
BNY Mellon Short-Term U.S. Government Securities Fund	116

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are defined as “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

The funds invest primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For

55

NOTES TO FINANCIAL STATEMENTS (continued)

federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 3 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 4 summarizes each relevant fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020.

Table 5 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2020 and August 31, 2019.

Table 3—Components of Accumulated Earnings
	Undistributed Ordinary Income ($)	Undistributed Capital Gains ($)	Accumulated Capital (Losses) ($)	Unrealized Appreciation ($)
BNY Mellon Bond Fund	9,280,599	10,535,360	-	74,179,014
BNY Mellon Intermediate Bond Fund	1,075,410	-	(5,833,409)	43,929,883
BNY Mellon Corporate Bond Fund	1,305,559	-	(9,418,426)	61,961,827
BNY Mellon Short-Term U.S. Government Securities Fund	433,932	-	(13,751,734)	3,272,291

Table 4—Capital Loss Carryover
	Short-Term Losses($)	† Long-Term Losses($)
			† Total($)
BNY Mellon Intermediate Bond Fund	3,741,522	2,091,887	5,833,409
BNY Mellon Corporate Bond Fund	3,352,239	6,066,187	9,418,426
BNY Mellon Short-Term U.S. Government Securities Fund	6,346,348	7,405,386	13,751,734

† These short-term and long-term capital losses can be carried forward for an unlimited period.

Table 5—Tax Character of Distributions Paid
	2020	2019
	Ordinary Income ($)	Ordinary Income ($)
BNY Mellon Bond Fund	32,336,742	32,547,447
BNY Mellon Intermediate Bond Fund	19,972,699	20,731,870
BNY Mellon Corporate Bond Fund	32,167,666	30,649,687
BNY Mellon Short-Term U.S. Government Securities Fund	4,908,997	4,765,175

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $180 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined

56

pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2020, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 7 summarizes the amounts Investor shares were charged during the period ended August 31, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 7—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 24,743
BNY Mellon Intermediate Bond Fund	18,605
BNY Mellon Corporate Bond Fund	12,594
BNY Mellon Short-Term U.S. Government Securities Fund	5,787

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

The funds have an arrangement with the custodian whereby the funds will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the funds include this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2020 pursuant to the custody agreement.

Table 8—Custody Agreement Fees

BNY Mellon Bond Fund	$ 23,505
BNY Mellon Intermediate Bond Fund	15,910
BNY Mellon Corporate Bond Fund	15,211
BNY Mellon Short-Term U.S. Government Securities Fund	14,834

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 9 summarizes the amount each fund was charged during the period ended August 31, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 9—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 64
BNY Mellon Intermediate Bond Fund	110
BNY Mellon Corporate Bond Fund	35
BNY Mellon Short-Term U.S. Government Securities Fund	14

During the period ended August 31, 2020, each fund was charged $13,975 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 10 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

57

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 11 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended August 31, 2020.

Table 12 summarizes the cost of investments for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at August 31, 2020.

Table 10—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	429,127	133,716	1,935	7,909	16	2,273
BNY Mellon Intermediate Bond Fund	309,352	96,394	1,769	5,187	10	2,273
BNY Mellon Corporate Bond Fund	291,539	90,844	1,132	5,119	6	2,273
BNY Mellon Short-Term U.S. Government Securities Fund	71,288	25,387	1,118	4,741	3	2,273

Table 11—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	1,138,239,191	1,136,826,919
BNY Mellon Intermediate Bond Fund	398,869,240	521,848,127
BNY Mellon Corporate Bond Fund	228,741,030	303,091,550
BNY Mellon Short-Term U.S. Government Securities Fund	160,725,247	181,409,688

Table 12—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	1,232,379,145	78,292,433	4,113,419	74,179,014
BNY Mellon Intermediate Bond Fund	857,748,959	45,124,659	1,194,776	43,929,883
BNY Mellon Corporate Bond Fund	796,969,027	68,181,543	6,219,716	61,961,827
BNY Mellon Short-Term U.S. Government Securities Fund	239,237,782	3,479,363	207,072	3,272,291

58

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2020, the statements of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

59

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 91.85% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Intermediate Bond Fund

For federal tax purposes, the fund designates the maximum amount allowable but not less than 84.89% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Corporate Bond Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 74.62% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BNY Mellon Short-Term U.S. Government Securities Fund

For federal tax purposes, the fund reports the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

60

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2020, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the Adviser’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of institutional and retail funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate and total expenses paid by the fund over the fund’s last fiscal year.

Representatives of the Adviser noted that there were no separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the funds.

BNY Mellon Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except the four- and ten-year periods, when the fund’s total return performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for all ten one-year periods. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating

61

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

and for the three- and five-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon Intermediate Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and above the Performance Universe median for all periods, except for the ten-year period when the fund’s total return performance was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in the periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon Corporate Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except for the five-year period when the fund’s total return performance was at the Performance Universe median, and above the Performance Universe median for all periods, except for the one-year period when the fund’s total return performance was below the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group and Performance Universe medians for five of the seven one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating and for the five-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median total expenses and lower than the Expense Universe median total expenses.

BNY Mellon Short-Term U.S. Government Securities Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when the fund’s total return performance was at the Performance Group median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and at or above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star rating for the three-year period from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense

62

Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to each fund, the Board generally was satisfied with the fund’s overall performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements in prior years. The Board determined to renew the Agreement.

63

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether each fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires each fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by each fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by each fund board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored each fund’s liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

64

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (77)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), including Vice Chairman (1980-2002) and CEO and President (2002-2007)

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present) and Chair of Audit Committee (2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (84)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation (1972-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (64)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (76)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (72)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald (1994-Present)

President and Founder, jobfind.com, an employment search site on the world wide web, (1996-Present)

• President and Publisher of The Boston Herald (1994-2018)

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (79)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

65

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 56 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since May 2016.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since May 2016.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

66

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTAR0820-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

ANNUAL REPORT August 31, 2020

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed” ) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through August 31, 2020, as provided by Patricia A. Larkin, Chief Investment Officer

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Government Money Market Fund’s Class M shares produced a yield of 0.83%, and its Investor shares produced a yield of 0.67%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced effective yields of 0.84% and 0.68%, respectively.1

Yields of money market instruments moved lower over the reporting period as the Federal Reserve Board (the “Fed”) implemented two reductions in the federal funds target rate early in the reporting period and two more in the midst of the COVID-19 pandemic.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund pursues its investment objective by investing only in government securities (i.e., securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, including those with floating or variable rates of interest), repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund is a “government money market fund,” as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by government securities and/or cash, and cash. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and repurchase agreements collateralized solely by government securities (i.e., under normal circumstances, the fund will not invest more than 20% of its net assets in cash and/or repurchase agreements collateralized by cash). The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, which include U.S. Treasury securities as well as securities issued by certain agencies of the U.S. government, and those that are neither insured nor guaranteed by the the U.S. government.

Rate Cuts and Rescue Plans Stabilize Markets

At the beginning of the reporting period, the global economy showed signs of slowing, and the “Fed” lowered the federal funds target rate twice late in 2019. By the end of the period, concerns about the effects of the COVID-19 pandemic had prompted the Fed to cut the federal funds target two more times, bringing it to a range of 0.0%–0.25%.

The Fed’s monetary easing late in 2019 was accompanied by dovish policies by other major central banks. The Bank of Japan remaining accommodative, and the European Central Bank reduced short-term interest rates and reimplemented quantitative easing. These actions, combined with added stimulus in China, resulted in signs of economic improvement. Geopolitical concerns also eased as the election in the UK resolved the Brexit issue, and trade tensions between the U.S. and China relaxed with the announcement of a “Phase One” trade deal.

In the first quarter of 2020, investor concerns grew regarding the effect of the COVID-19 virus on the economy, resulting in turmoil in financial markets. In response, the Fed cut the federal funds rate twice in March 2020 and implemented a number of programs to restore calm.

The COVID-19 pandemic and government lockdowns resulted in contraction in the global and U.S. economies. U.S. GDP shrank by a 5.0% annualized rate in the first quarter of 2020 and by a 31.7% annualized rate in the second quarter of 2020. In March 2020, 1.4 million jobs were lost, and the unemployment rate rose to 4.4%. In April 2020, job losses continued, amounting to 20.8 million and causing the unemployment rate to jump to 14.7%.

In response to the pandemic, Congress acted quickly, passing the $2 trillion Coronavirus Aid, Relief and Economic Security (CARES) Act. This legislation provided payments to qualified citizens and included the Paycheck Protection Program that enabled small businesses to keep their workers employed.

The Fed also acted to support markets. In addition to its March 2020, emergency interest-rate cuts, the Fed announced that it would make open-ended purchases of Treasuries and government-guaranteed, mortgage-backed securities. The Fed also launched two programs to support the corporate bond market, pledging to buy up to $750 billion in new and existing bonds.

The Fed intervened in money markets as well, relaunching the Commercial Paper Funding Facility that was originated during the global financial crisis. This involves direct purchases of commercial paper, easing pressures on large corporations that rely on this market to fund operations.

As relief programs took effect, and government lockdowns began to ease, the economy began to show signs of recovery. Retail sales rebounded by 17.7% in May 2020 versus the previous month. Manufacturing also improved dramatically, as indicated by the June 2020 Purchasing Managers Index (PMI), which rose by 9.5% over May 2020. The PMI rose further to 54.2% in July 2020, the highest since March 2019, and to 56.0% in August 2020, beating expectations of 54.5%.

Job creation also surged in May and June 2020, as nonfarm payrolls rose by more than 2.7 million and 4.8 million, respectively. In July and August 2020, the economy continued to add new jobs, with new positions totaling 1.8 million and 1.4 million, respectively. Unemployment fell from 14.7% in April 2020 to 10.2% and 8.4% in July and August 2020, respectively.

Housing data was also positive. In July 2020, housing starts, an indicator of future economic activity, soared by 17.9% over the June 2020 figure, and while August 2020 housing starts declined month over month, they remained 11.9% over the July 2020 figure.

Inflation remained subdued during the reporting period. The core Personal Consumption Expenditures (PCE) Index, which excludes volatile food and energy prices, remained generally well below the Fed’s 2.0% target in the first quarter of 2020. In fact, the PCE fell 1.0% in the second quarter of 2020.

Federal Reserve Actions Support Money Markets

The Fed’s actions in response to the COVID-19 pandemic, including two emergency rate cuts and the establishment of the commercial paper funding facility, have provided support to the money market. As rates have fallen, we have managed the fund with

4

the expectation of a continuation of low interest rates. As always, we have retained our longstanding focus on quality and liquidity.

September 15, 2020

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and, in some cases seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon National Municipal Money Market Fund’s Class M shares produced a yield of 0.72%, and Investor shares produced a yield of 0.56%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced effective yields of 0.72% and 0.56%, respectively.1

Yields of municipal money market instruments generally fell during the reporting period, as the Federal Reserve Board (the “Fed”) implemented four reductions in the federal funds rate, including two emergency cuts in response to concerns about the effect of the coronavirus, bringing the target rate to 0.00-0.25%. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt, money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets in short-term, high-quality, municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund may invest up to 20% of its total assets in taxable, money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

Rate Cuts, COVID-19 Concerns and Strong Demand Pushed Yields Lower

Interest-rate reductions played a large role in the municipal money market during the reporting period. Late in 2019, the Fed reduced the federal funds rate twice in response to concerns about the pace of global economic growth. The COVID-19 pandemic early in 2020 prompted further rate reductions, with the Fed implementing two emergency cuts totaling 150 basis points in March 2020, bringing the target rate to 0.00-0.25%.

In addition to cutting the federal funds rate, the Fed also responded aggressively to the pandemic shock, expanding its asset holdings by nearly $3 trillion to $7 trillion. In addition to committing to making open-ended purchases of Treasuries and mortgage-backed securities, the Fed also launched a facility to purchase corporate debt.

In the municipal bond market, the Fed established the Municipal Liquidity Facility (“MLF”) that allows states, counties and cities to use the proceeds to purchase similar notes issued by, or otherwise to assist, other political subdivisions and governmental entities. To date, the only state to use the MLF is Illinois, though Hawaii and New Jersey have authorization in place, giving them the option to do so, if necessary. The New York Metropolitan Transportation Authority has also made use of the MLF.

At its July and September 2020 meetings, the Fed left rates unchanged, but the minutes from the July 2020 meeting showed that Fed officials believe more government assistance is necessary. They noted that government spending would be needed to prevent a longer or deeper downturn as states have faced difficulties suppressing the virus.

Many observers are hopeful that the economic effects on the municipal market will be temporary, and that the programs put in place by the federal government will mitigate these effects. But as of mid-September 2020, federal legislation providing additional state and local aid was stalled. This is likely to result in many issuers resorting to tax increases and/or spending cuts to achieve budgetary balance.

Although reductions in the federal funds rate and declines in Treasury yields affected rates in the short-term, municipal bond market, supply and demand also played a role. New issuance surged during the summer months in both the long-term and short-term markets, but this was met with strong investor interest, keeping a lid on short-term rates as the market stabilized. The SIFMA Index averaged 0.12% in July and August versus 0.74% year-to-date. (The SIFMA Index is a weekly, high-grade index produced by Bloomberg LP and comprised of seven-day, tax-exempt, variable-rate demand notes.)

Historic lows in short-term rates have recently led investors to move money to longer-term municipal investments to capture higher yields across the maturity spectrum. As a result, inflows to municipal money market funds slowed late in the reporting period.

Maintaining High-Quality, Liquid Portfolios

Officials at the Fed are closely monitoring developments related to COVID-19 and the implications for the economic outlook, and they will continue to use their tools to support the economy. We anticipate that issuance in the short-term market will increase in the coming months as states and local governments review and balance their budgets, adjusted for the change to economic projections and increased spending.

Our experienced credit team will continue to review our current holdings and any purchases we make going forward in our portfolios. All of the securities purchased receive a minimal credit risk designation prior to purchase and are periodically reviewed for any changes to the credit outlook. We continue to maintain high-grade, liquid portfolios.

September 15, 2020

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided for the fund reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an undertaking in effect that may be extended, terminated, or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and, in some cases seven-day yields during the reporting period would have been negative absent the expense absorption.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed-securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by BNY Mellon Investment Adviser, Inc.), involve credit and liquidity risks and risk of principal loss.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.36	$1.81
Ending value (after expenses)	$1,000.80	$1,000.50
Annualized expense ratio (%)	.27	.36
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.36	$1.71
Ending value (after expenses)	$1,002.40	$1,002.00
Annualized expense ratio (%)	.27	.34

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.37	$1.83
Ending value (after expenses)	$1,023.78	$1,023.33
Annualized expense ratio (%)	.27	.36
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.37	$1.73
Ending value (after expenses)	$1,023.78	$1,023.43
Annualized expense ratio (%)	.27	.34

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS
August 31, 2020

BNY Mellon Government Money Market Fund
U.S. Government Agencies - 20.7%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
9/2/2020, 3 Month SOFR +.32%	0.39	20,000,000	[a]	20,000,000
Federal Home Loan Banks:
9/2/2020, 3 Month SOFR +.04%	0.11	25,000,000	[a]	25,000,000
9/2/2020, 3 Month SOFR +.08%	0.15	10,000,000	[a]	10,000,000
9/11/2020	0.20	24,750,000	[b]	24,748,625
9/18/2020	0.10	25,000,000	[b]	24,998,819
Total U.S. Government Agencies (cost $104,747,444)				104,747,444
U.S. Treasury Bills - 35.5%
10/15/2020	0.19	50,000,000	[b]	49,988,695
10/22/2020	0.16	30,000,000	[b]	29,993,200
11/19/2020	0.12	50,000,000	[b]	49,987,382
12/29/2020	0.12	25,000,000	[b]	24,990,001
2/18/2021	0.12	25,000,000	[b]	24,986,129
Total U.S. Treasury Bills (cost $179,945,407)				179,945,407
U.S. Treasury Notes - 11.9%
11/30/2020	2.75	40,000,000		40,111,871
6/30/2021	1.63	20,000,000		20,250,482
Total U.S. Treasury Notes (cost $60,362,353)				60,362,353
U.S. Treasury Floating Rate Notes - 10.8%
9/9/2020, 3 Month U.S. T-BILL +.05%	0.15	25,000,000	[a]	25,000,185
9/9/2020, 3 Month U.S. T-BILL +.12%	0.22	5,000,000	[a]	4,999,972
9/9/2020, 3 Month U.S. T-BILL +.14%	0.24	25,000,000	[a]	25,001,046
Total U.S. Treasury Floating Rate Notes (cost $55,001,203)				55,001,203
Repurchase Agreements - 20.5%
Bank of Montreal, Tri-Party Agreement thru BNY Mellon, dated 8/31/2020, due at 9/1/2020 in the amount of $63,000,140 (fully collateralized by: original par of $210,666,235, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 0.61%-6.04%, due 11/16/44-3/20/70, valued at $28,235,583, original par of $42,164,387, Government National Mortgage Association Agency Mortgage-Backed Securities, 3.00%-4.50%, due 8/20/49-8/20/50, valued at $37,593,060)	0.08	63,000,000		63,000,000
Bank of Nova Scotia, Tri-Party Agreement thru BNY Mellon, dated 8/31/2020, due at 9/1/2020 in the amount of $41,000,068 (fully collateralized by: original par of $36,522,420, U.S. Treasuries (including strips), 0.00%-8.00%, due 9/1/20-11/15/49, valued at $41,820,070)	0.06	41,000,000		41,000,000
Total Repurchase Agreements (cost $104,000,000)				104,000,000
Total Investments (cost $504,056,407)		99.4%		504,056,407
Cash and Receivables (Net)		.6%		2,916,898
Net Assets		100.0%		506,973,305

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security is a discount security. Income is recognized through the accretion of discount.

8

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	58.2
U.S. Government Agencies	20.7
Repurchase Agreements	20.5
99.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund
Short-Term Investments - 100.0%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Arizona - 4.0%
Casa Grande Industrial Development Authority, Revenue Bonds, Refunding (Center Park Apartments Project) (LOC; FNMA) Ser. A	0.14	9/3/2020	1,100,000	[a]	1,100,000
Tender Option Bond Trust Receipts (Series 2019-BAML8004), (Maricopa County Industrial Development Authority, Revenue Bonds (Capri on Camelback Project) (Liquidity Agreement; Bank of America NA)), Trust Maturity Date 5/1/2058	0.17	9/8/2020	9,370,000	[a,b,c]	9,370,000
Tender Option Bond Trust Receipts (Series 2019-XG0231), (Illinois Finance Authority, Revenue Bonds (Liquidity Agreement; Bank of America NA & LOC; Bank of America NA)), Trust Maturity Date 1/1/2054	0.17	9/8/2020	4,070,000	[a,b,c]	4,070,000
				14,540,000
California - 12.8%
Mizuho Floater/Residual Trust, Revenue Bonds (LOC; Mizuho Capital Market LLC) Ser. 2020-MIZ9011	0.39	9/3/2020	15,000,000	[a,b]	15,000,000
Mizuho Floater/Residual Trust, Revenue Bonds, Ser. 2020-MIZ9012	0.39	9/3/2020	4,500,000	[a,b]	4,500,000
Mizuho Floater/Residual Trust, Special Tax Bonds (LOC; Mizuho Capital Market LLC) Ser. 2019-MIZ9003	0.31	9/3/2020	15,000,000	[a,b]	15,000,000
Sacramento County Housing Authority, Revenue Bonds, Refunding (LOC; FNMA) Ser. D	0.16	9/3/2020	3,000,000	[a]	3,000,000
Tender Option Bond Trust Receipts (Series 2019-XF2830), (Golden State Finance Authority California, Revenue Bonds), Trust Maturity Date 10/1/2034	0.39	9/3/2020	3,465,000	[a,b,c]	3,465,000
Tender Option Bond Trust Receipts (Series 2019-XF2835), (California Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC)), Trust Maturity Date 7/1/2042	0.29	9/3/2020	5,200,000	[a,b,c]	5,200,000
				46,165,000
Colorado - .3%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, Refunding (Boulder Country Day School Project) (LOC; Wells Forgo Bank NA)	0.19	9/3/2020	1,010,000	[a]	1,010,000
District of Columbia - 1.5%
District of Columbia, Revenue Bonds (National Child Research Center) (LOC; Truist Bank)	0.14	9/2/2020	200,000	[a]	200,000
District of Columbia, Revenue Bonds (Preparatory Academy) (LOC; Manufacturers & Traders)	0.13	9/4/2020	1,900,000	[a]	1,900,000
District of Columbia, Revenue Bonds, Refunding (Preparatory Academy) (LOC; Manufacturers & Traders)	0.13	9/4/2020	3,400,000	[a]	3,400,000
				5,500,000
Florida - 12.5%
Collier County Industrial Development Authority, Revenue Bonds (Redlands Christian Migrant Association Project) (LOC; Bank of America NA)	0.27	9/3/2020	1,800,000	[a]	1,800,000
Florida Development Finance Corp., Revenue Bonds (Center Court Properties Project) (LOC; Wells Fargo Bank NA)	0.15	9/3/2020	1,200,000	[a]	1,200,000
Gainesville Utilities System, Revenue Bonds, Refunding, Ser. A	0.10	9/2/2020	15,000,000	[a]	15,000,000
Orlando Utilities Commission, Revenue Bonds, Ser. 2	0.11	9/2/2020	10,450,000	[a]	10,450,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Florida - 12.5% (continued)
Palm Beach County, Revenue Bonds, Refunding (The Henry Morrison Flagler Project) (LOC; Northern Trust Company)	0.17	9/3/2020	1,975,000	[a]	1,975,000
Pinellas County Health Facilities Authority, Revenue Bonds (Hospice of the Florida Suncoast Inc Project ) (LOC; Wells Fargo Bank NA)	0.14	9/3/2020	1,680,000	[a]	1,680,000
Sarasota County, Revenue Bonds (Planned Parenthood Project) (LOC; BMO Harris Bank NA)	0.16	9/3/2020	5,230,000	[a]	5,230,000
Sunshine Government Financing Commission, CP, Ser. H	0.50	11/6/2020	7,000,000		7,000,000
Volusia County Housing Finance Authority, Revenue Bonds, Refunding (Fisherman's Landing) (LOC; FNMA)	0.11	9/2/2020	1,000,000	[a]	1,000,000
				45,335,000
Georgia - 3.2%
Gwinnett County Development Authority, Revenue Bonds (Goodwill of North Georgia Project) (LOC; Truist Bank)	0.15	9/2/2020	690,000	[a]	690,000
RBC Municipal Products Trust, Revenue Bonds (LOC; Royal Bank of Canada) Ser. E107	0.16	9/3/2020	7,050,000	[a,b]	7,050,000
Savannah Economic Development Authority, Revenue Bonds (Calvary Day School Project) (LOC; Truist Bank)	0.14	9/2/2020	100,000	[a]	100,000
Savannah Economic Development Authority, Revenue Bonds, Refunding (The Savannah Country Day School) (LOC; Truist Bank)	0.15	9/3/2020	200,000	[a]	200,000
Tender Option Bond Trust Receipts (Series 2018-XF0708), (Bryan County School District, GO (Insured; State Aid Withholding) (Liquidity Facility; JPMorgan Chase Bank NA)), Trust Maturity Date 8/1/2024	0.17	9/3/2020	3,200,000	[a,b,c]	3,200,000
The Monroe County Development Authority, Revenue Bonds, Refunding (Oglethorpe Power Corp.) (LOC; Truist Bank)	0.15	9/2/2020	500,000	[a]	500,000
				11,740,000
Illinois - 7.1%
Illinois Development Finance Authority, Revenue Bonds (Teacher's Academy for Mathematics & Science Project) (LOC; JP Morgan Chase Bank NA)	0.16	9/2/2020	455,000	[a]	455,000
Illinois Development Finance Authority, Revenue Bonds (Wheaton Academy's Project) (LOC; BMO Harris Bank NA)	0.15	9/2/2020	9,000,000	[a]	9,000,000
Illinois Educational Facilities Authority, Revenue Bonds (The Chicago Zoological Society) (LOC; Northern Trust Company)	0.16	9/2/2020	3,465,000	[a]	3,465,000
Illinois Finance Authority, Revenue Bonds (Community Action Partnership of Lake County) (LOC; Citibank NA)	0.18	9/3/2020	3,670,000	[a]	3,670,000
Illinois Finance Authority, Revenue Bonds (Everest Academy of Lemont Project) (LOC; First Midwest Bank NA)	0.19	9/3/2020	4,660,000	[a]	4,660,000
Illinois Finance Authority, Revenue Bonds (The University of Chicago Medical Center) (LOC; Sumitomo Mitsui Banking)	0.14	9/3/2020	200,000	[a]	200,000
Illinois Finance Authority, Revenue Bonds, Refunding (Marwen Foundation Project) (LOC; Northern Trust Company)	0.16	9/3/2020	3,810,000	[a]	3,810,000
Lake Villa II, Revenue Bonds (The Allendale Association Project) (LOC; Wells Fargo Bank NA)	0.26	9/3/2020	415,000	[a]	415,000
				25,675,000

11

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Indiana - 3.5%
Crawfordsville, Revenue Bonds, Refunding (National Service Industries Project) (LOC, Wells Forgo Bank NA)	0.19	9/3/2020	2,750,000	[a]	2,750,000
Indiana Development Finance Authority, Revenue Bonds( Goodwill Industries of Michiana Project) (LOC; PNC Bank NA)	0.26	9/3/2020	2,610,000	[a]	2,610,000
Indiana Finance Authority, Revenue Bonds, Ser. A5	0.03	9/1/2020	7,400,000	[a]	7,400,000
				12,760,000
Kentucky - 1.3%
Lexington-Fayette Urban County Government, Revenue Bonds (Community Action Council Project) (LOC; PNC Bank NA)	0.26	9/3/2020	750,000	[a]	750,000
Louisville County Metropolitan Government, Revenue Bonds, Refunding (Zeochem Project) (LOC; UBS)	0.26	9/3/2020	3,900,000	[a]	3,900,000
				4,650,000
Maryland - 4.9%
Baltimore County, Revenue Bonds, Refunding (Shade Tree Trace) (LOC; M&T Bank)	0.14	9/2/2020	740,000	[a]	740,000
Baltimore County, Revenue Bonds, Refunding (The Paths at Loveton Farms) (LOC; Manufacturers & Traders)	0.14	9/2/2020	1,025,000	[a]	1,025,000
Frederick County, Revenue Bonds (LOC; Manufacturers & Traders)	0.14	9/1/2020	4,050,000	[a]	4,050,000
Maryland Economic Development Corp., Revenue Bonds (Catholic Relief Services) (LOC; Bank of America NA)	0.13	9/3/2020	1,900,000	[a]	1,900,000
Maryland Economic Development Corp., Revenue Bonds (Prologue Project) (LOC; Bank of America NA)	0.21	9/3/2020	1,755,000	[a]	1,755,000
Washington County, Revenue Bonds (LOC; M&T Bank)	0.14	9/1/2020	1,295,000	[a]	1,295,000
Washington County, Revenue Bonds, Refunding (LOC; Manufacturers & Traders)	0.14	9/1/2020	7,090,000	[a]	7,090,000
				17,855,000
Massachusetts - 3.0%
Lowell, BAN	1.25	9/25/2020	10,976,189		10,982,345
Minnesota - .2%
St. Paul Housing & Redevelopment Authority, Revenue Bonds (LOC; U.S. Bank NA)	0.30	9/3/2020	590,000	[a]	590,000
Mississippi - .4%
Jackson County, Revenue Bonds, Refunding (Chevron Project)	0.03	9/1/2020	1,280,000	[a]	1,280,000
Missouri - 7.2%
RBC Municipal Products Trust, Revenue Bonds, Refunding (LOC; Royal Bank of Canada) Ser. C16	0.16	9/3/2020	14,000,000	[a,b]	14,000,000
RIB Floaters Trust, Revenue Bonds, Refunding (LOC; Barclays Bank PLC) Ser. 2017-010	0.13	9/3/2020	12,000,000	[a,b]	12,000,000
				26,000,000
New Jersey - 2.3%
Ocean City, BAN	0.75	11/24/2020	4,800,000		4,803,811
Tender Option Bond Trust Receipts (Series 2016-ZF0468), (New Jersey Transportation Trust Fund Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 12/15/2020	0.15	9/3/2020	400,000	[a,b,c]	400,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New Jersey - 2.3% (continued)
Tender Option Bond Trust Receipts (Series 2016-ZF0470), (New Jersey Turnpike Authority, Revenue Bonds (LOC; Royal Bank of Canada)), Trust Maturity Date 1/1/2022	0.15	9/3/2020	3,000,000	[a,b,c]	3,000,000
				8,203,811
New York - 3.9%
Nassau County, RAN, Ser. B	4.00	12/21/2020	5,000,000		5,056,907
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	0.05	9/1/2020	6,100,000	[a]	6,100,000
Schenectady School District, Revenue Bonds (Insured; State Aid Withholding)	1.00	10/23/2020	3,000,000		3,003,191
				14,160,098
North Carolina - 2.3%
Durham County Industrial Facilities & Pollution Control Financing Authority, Revenue Bonds (Research Triangle Institute) (LOC; Wells Fargo Bank NA)	0.16	9/3/2020	345,000	[a]	345,000
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (Rocky Mount Preparatory School) (LOC; Truist Bank)	0.15	9/3/2020	2,990,000	[a]	2,990,000
North Carolina Capital Facilities Finance Agency, Revenue Bonds, Refunding (The Salem Academy & College Project) (LOC; Truist Bank)	0.15	9/3/2020	4,735,000	[a]	4,735,000
North Carolina Medical Care Commission, Revenue Bonds, Refunding (Lenoir Memorial Hospital Project) (LOC; Truist Bank)	0.15	9/3/2020	100,000	[a]	100,000
				8,170,000
Ohio - 4.7%
Hamilton County, Revenue Bonds (Beechwood Home Project) (LOC; PNC Bank NA)	0.26	9/3/2020	1,100,000	[a]	1,100,000
Hamilton County, Revenue Bonds (Boys/Girls Clubs of Greater Cincinnati Project) (LOC; PNC Bank NA)	0.26	9/3/2020	725,000	[a]	725,000
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group) Ser. B1	0.03	9/1/2020	1,740,000	[a]	1,740,000
Salem, Revenue Bonds (Community Center Project) (LOC; PNC Bank NA)	0.26	9/3/2020	4,055,000	[a]	4,055,000
Stark County Port Authority, Revenue Bonds, Refunding (Canton Country Day School Project) (LOC; PNC Bank NA)	0.26	9/3/2020	465,000	[a]	465,000
Tender Option Bond Trust Receipts (Series 2018-XG0206), (Cuyahoga County, COP (Convention Hotel Project) (Liquidity Agreement; Bank of America)), Trust Maturity Date 12/1/2044	0.21	9/8/2020	4,255,000	[a,b,c]	4,255,000
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Hamilton County Hospital Facilities, Revenue Bonds (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)) , Trust Maturity Date 9/15/2050	0.13	9/3/2020	4,710,000	[a,b,c]	4,710,000
				17,050,000
Oregon - 2.7%
Oregon Facilities Authority, Revenue Bonds, Refunding (PeaceHealth Obligated Group) (LOC; TD Bank NA) Ser. B	0.02	9/1/2020	9,900,000	[a]	9,900,000
Pennsylvania - 1.6%
Blair County Industrial Development Authority, Revenue Bonds (Homewood at Martinsburg Project) (LOC; Manufacturers & Traders)	0.14	9/1/2020	3,625,000	[a]	3,625,000

13

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Pennsylvania - 1.6% (continued)
Montgomery County Industrial Development Authority, Revenue Bonds (Girl Scouts of Eastern Pennsylvania Project) (LOC; TD Bank NA)	0.19	9/3/2020	200,000	[a]	200,000
York Redevelopment Authority, Revenue Bonds (LOC; M&T Bank)	0.13	9/4/2020	1,820,000	[a]	1,820,000
				5,645,000
South Carolina - .4%
South Carolina Educational Facilities Authority, Revenue Bonds (Spartanburg Methodist College) (LOC; Truist Bank)	0.15	9/3/2020	250,000	[a]	250,000
South Carolina Jobs-Economic Development Authority, Revenue Bonds (YMCA Beaufort County Project) (LOC; Truist Bank)	0.15	9/3/2020	1,235,000	[a]	1,235,000
				1,485,000
Tennessee - 5.9%
Hawkins County Industrial Development Board, Revenue Bonds, Refunding (Leggett and Platt Project) (LOC; Wachovia Bank NA)	0.23	9/2/2020	1,750,000	[a]	1,750,000
Knox County Health Educational & Housing Facility Board, Revenue Bonds (Johnson Bible Project) (LOC; Home Federal Bank)	0.17	9/3/2020	1,370,000	[a]	1,370,000
Tender Option Bond Trust Receipts (Series 2018-XL0062), (Metropoliton Government Nashville & Davidson County, Health & Educational Facility Board, Revenue Bonds (Liquidity Facility; Citibank NA & LOC; Citibank NA)), Trust Maturity Date 7/1/2024	0.15	9/3/2020	4,420,000	[a,b,c]	4,420,000
Tennessee, CP	0.40	10/21/2020	12,000,000		12,000,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed)	0.15	9/3/2020	490,000	[a]	490,000
The Blount County Public Building Authority, Revenue Bonds (Insured; County Guaranteed) (LOC; Truist Bank)	0.15	9/2/2020	485,000	[a]	485,000
The Blount County Public Building Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) (LOC; Truist Bank)	0.15	9/2/2020	150,000	[a]	150,000
The Sevier County Public Building Authority, Revenue Bonds (Insured; County Guaranteed)	0.15	9/3/2020	680,000	[a]	680,000
				21,345,000
Texas - 5.5%
Tender Option Bond Trust Receipts (Series 2016-XM0187), (Texas Municipal Gas Acquisition & Supply Corporation III, Revenue Bonds (Liquidity Agreement; JPMorgan Chase Bank & LOC; JPMorgan Chase Bank)), Trust Maturity Date 12/15/2028	0.15	9/3/2020	5,000,000	[a,b,c]	5,000,000
Texas, GO, Ser. C	0.14	9/2/2020	15,000,000	[a]	15,000,000
				20,000,000
Vermont - .1%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds (LOC; People's United Bank) Ser. 1	0.74	9/3/2020	360,000	[a]	360,000
Virginia - 1.1%
Chesterfield County Economic Development Authority, Revenue Bonds (Meadowville Tech Park Project) Ser. A	0.15	9/3/2020	235,000	[a]	235,000
Loudoun County Industrial Development Authority, Revenue Bonds (Jack Kent Cooke Foundation Project) (LOC; Northern Trust Company)	0.17	9/2/2020	2,375,000	[a]	2,375,000
Lynchburg Economic Development Authority, Revenue Bonds, Refunding (Centra Health Obligated Group) (LOC; Truist Bank) Ser. C	0.15	9/3/2020	1,205,000	[a]	1,205,000

14

BNY Mellon National Municipal Money Market Fund (continued)
Short-Term Investments - 100.0% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Virginia - 1.1% (continued)
Norfolk Economic Development Authority, Revenue Bonds (William School Project) (LOC; Wells Fargo Bank NA)	0.19	9/3/2020	100,000	[a]	100,000
				3,915,000
Washington - 4.6%
Tender Option Bond Trust Receipts (Series 2018-XM0681), (Washington State Convention Public Facilities District, Revenue Bonds (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)) , Trust Maturity Date 7/1/2048	0.15	9/3/2020	11,000,000	[a,b,c]	11,000,000
Tender Option Bond Trust Receipts (Series 2020-XG0296), (Washington Convention Center Public Facilities District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) (Liquidity Agreement; Barclays Bank PLC & LOC; Barclays Bank PLC)) , Trust Maturity Date 7/1/2058	0.13	9/3/2020	5,485,000	[a,b,c]	5,485,000
				16,485,000
West Virginia - .3%
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital) (LOC; Truist Bank) Ser. A	0.15	9/3/2020	875,000	[a]	875,000
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Cabell Huntington Hospital) (LOC; Truist Bank) Ser. B	0.15	9/3/2020	200,000	[a]	200,000
				1,075,000
Wisconsin - 2.7%
Sauk Prairie School District, BAN	2.00	12/9/2020	2,000,000		2,000,520
Tender Option Bond Trust Receipts (Series 2020-XF2889), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC)) Ser. A, Trust Maturity Date 12/15/2039	0.54	9/3/2020	5,270,000	[a,b,c]	5,270,000
Tender Option Bond Trust Receipts (Series 2020-XF2901), (Wisconsin Public Finance Authority, Revenue Bonds (Liquidity Agreement; Mizuho Capital Markets LLC & LOC; Mizuho Capital Market LLC)) Ser. A, Trust Maturity Date 6/15/2035	0.54	9/3/2020	1,980,000	[a,b,c]	1,980,000
Wisconsin Health & Educational Facilities Authority, Revenue Bonds (Madison Family Medicine Residency Corporation Project) (LOC; JP Morgan Chase & Company)	0.15	9/3/2020	380,000	[a]	380,000
					9,630,520
Total Investments (cost $361,506,774)			100.0%		361,506,774
Liabilities, Less Cash and Receivables			(0.0)%		(93,263)
Net Assets			100.0%		361,413,511

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities amounted to $138,375,000 or 38.29% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates). These securities are not an underlying piece for any of the Adviser long-term Inverse floater securities.

15

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	22.2
Medical	13.6
Education	11.2
General Obligation	9.9
Multifamily Housing	9.9
Development	8.9
Nursing Homes	6.3
Water	5.8
Special Tax	4.2
Utilities	2.9
Power	2.0
School District	1.7
Transportation	.8
Facilities	.5
Pollution	.1
100.0

† Based on net assets.

See notes to financial statements.

16

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	U.S. T-Bill	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

17

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	504,056,407	††	361,506,774
Cash	2,728,949		194,687
Interest receivable	357,592		263,859
Prepaid expenses	8,584		8,604
	507,151,532		361,973,924
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)	101,603		75,186
Trustees’ fees and expenses payable	20,035		19,094
Payable for investment securities purchased	-		400,057
Other accrued expenses	56,589		66,076
	178,227		560,413
Net Assets ($)	506,973,305		361,413,511
Composition of Net Assets ($):
Paid-in capital	506,978,232		361,413,511
Total distributable earnings (loss)	(4,927)		-
Net Assets ($)	506,973,305		361,413,511
† Investments at cost ($)	504,056,407		361,506,774
†† Value of repurchase agreements—Note 1(b) ($)	104,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	491,999,326		361,358,217
Shares Outstanding	492,006,766		361,733,521
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	14,973,979		55,294
Shares Outstanding	14,974,260		55,343
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

18

STATEMENTS OF OPERATIONS
Year Ended August 31, 2020

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	7,046,537	6,516,372
Expenses:
Investment advisory fee—Note 2(a)	891,561	900,547
Administration fee—Note 2(a)	735,999	742,599
Professional fees	58,452	61,166
Trustees’ fees and expenses—Note 2(c)	43,543	43,861
Shareholder servicing costs—Note 2(b)	41,643	140
Registration fees	34,095	33,629
Custodian fees—Note 2(b)	14,090	23,840
Chief Compliance Officer fees—Note 2(b)	13,975	13,975
Prospectus and shareholders’ reports	12,009	10,203
Miscellaneous	14,941	37,531
Total Expenses	1,860,308	1,867,491
Less—reduction in expenses due to undertakings—Note 2(a)	(119,749)	(127,355)
Less—reduction in fees due to earnings credits—Note 2(b)	-	(4,748)
Net Expenses	1,740,559	1,735,388
Investment Income—Net	5,305,978	4,780,984
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(4,927)	104,137
Net Increase in Net Assets Resulting from Operations	5,301,051	4,885,121

See notes to financial statements.

19

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	5,305,978	17,909,143	4,780,984	11,853,057
Net realized gain (loss) on investments	(4,927)	11,125	104,137	271,786
Net change in unrealized appreciation (depreciation) on investments	-	-	-	(42,986)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,301,051	17,920,268	4,885,121	12,081,857
Distributions ($):
Distributions to shareholders:
Class M	(5,198,208)	(17,603,726)	(4,780,676)	(11,852,476)
Investor Shares	(116,127)	(305,417)	(308)	(581)
Total Distributions	(5,314,335)	(17,909,143)	(4,780,984)	(11,853,057)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	645,604,959	1,331,504,695	752,498,900	2,003,324,264
Investor Shares	21,461,649	23,275,017	-	-
Distributions reinvested:
Class M	26	97,720	3,413	192,679
Investor Shares	116,005	302,423	85	160
Cost of shares redeemed:
Class M	(966,585,444)	(1,293,353,786)	(1,182,232,605)	(1,976,282,257)
Investor Shares	(23,755,233)	(23,329,479)	-	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(323,158,038)	38,496,590	(429,730,207)	27,234,846
Total Increase (Decrease) in Net Assets	(323,171,322)	38,507,715	(429,626,070)	27,463,646
Net Assets ($):
Beginning of Period	830,144,627	791,636,912	791,039,581	763,575,935
End of Period	506,973,305	830,144,627	361,413,511	791,039,581

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.008	.020	.012	.004	.000[a]
Distributions:
Dividends from investment income—net	(.008)	(.020)	(.012)	(.004)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.84	2.06	1.24	.38	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.30	.30	.31	.33
Ratio of net expenses to average net assets	.29	.30	.30	.31	.30
Ratio of net investment income to average net assets	.90	2.05	1.23	.36	.04
Net Assets, end of period ($ x 1,000)	491,999	812,993	774,733	695,342	839,477

a Amount represents less than $.001 per share.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon Government Money Market Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.018	.010	.002	.000[a]
Distributions:
Dividends from investment income—net	(.007)	(.018)	(.010)	(.002)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.68	1.80	.98	.18	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.56	.58
Ratio of net expenses to average net assets	.46	.55	.55	.52	.32
Ratio of net investment income to average net assets	.70	1.79	.94	.20	.01
Net Assets, end of period ($ x 1,000)	14,974	17,152	16,904	20,368	8,799

a Amount represents less than $.001 per share.

See notes to financial statements.

22

	Class M Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.007	.013	.009	.004	.000[a]
Distributions:
Dividends from investment income—net	(.007)	(.013)	(.009)	(.004)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.72	1.31	.93	.44	.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	.30	.30	.31	.31
Ratio of net expenses to average net assets	.29	.30	.30	.31	.16
Ratio of net investment income to average net assets	.80	1.30	.93	.44	.04
Net Assets, end of period ($ x 1,000)	361,358	790,984	763,521	621,435	571,287

a Amount represents less than $.001 per share.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Year Ended August 31,
BNY Mellon National Municipal Money Market Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.006	.011	.007	.002	.000[a]
Distributions:
Dividends from investment income—net	(.006)	(.011)	(.007)	(.002)	(.000)[a]
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.56	1.06	.68	.19	.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.57	.56
Ratio of net expenses to average net assets	.44	.55	.55	.57	.17
Ratio of net investment income to average net assets	.55	1.10	.69	.12	.01
Net Assets, end of period ($ x 1,000)	55	55	55	40	2,331

a Amount represents less than $.001 per share.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Each fund is managed by Dreyfus Cash Investment Strategies, a division of fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1

25

NOTES TO FINANCIAL STATEMENTS (continued)

measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At August 31, 2020, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(e) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the

26

best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2020, the components of accumulated earnings on a tax basis for each fund were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020. The fund has $222 of short-term capital losses and $4,705 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal periods ended August 31, 2020 and August 31, 2019 was all ordinary income for BNY Mellon Government Money Market Fund and for BNY Mellon National Municipal Money Market Fund was all tax exempt income for the fiscal periods ended August 31, 2020 and August 31, 2019.

During the period ended August 31, 2020, as a result of permanent book to tax differences, primarily due to treating a portion of the proceeds from redemptions as a distribution for tax purposes, BNY Mellon National Municipal Money Market Fund decreased total distributable earnings (loss) by $104,137 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At August 31, 2020, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The Investment Adviser has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time. Table 1 summarizes the reduction in expenses for each relevant fund, pursuant to these undertakings, during the period ended August 31, 2020.

Table 1 —Expense Reductions

BNY Mellon Government Money Market Fund	$119,749
BNY Mellon National Municipal Money Market Fund	127,355

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder

27

NOTES TO FINANCIAL STATEMENTS (continued)

inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 2 summarizes the amounts Investor shares were charged during the period ended August 31, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 2 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$41,555
BNY Mellon National Municipal Money Market Fund	138

The funds have an arrangement with the transfer agent whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

BNY Mellon Government Money Market Fund has an arrangement with the custodian whereby BNY Mellon Government Money Market Fund will receive interest income or be charged an overdraft fees when positive cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

BNY Mellon National Municipal Money Market Fund has an arrangement with the custodian to receive earnings credits when positive cash balance are maintained, which were used to offset custody fees. For financial reporting purposes, the funds includes net earnings credits, if any, as expense offsets in the Statements of Operations.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 3 summarizes the amount each fund was charged during the period ended August 31, 2020 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 3.

Table 3—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	14,090	-
BNY Mellon National Municipal Money Market Fund	23,840	(4,748)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 4 summarizes the amount each fund was charged during the period ended August 31, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$87
BNY Mellon National Municipal Money Market Fund	2

During the period ended August 31, 2020, each fund was charged $13,975 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 5 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended August 31, 2020, the fund engaged in purchases and sales of

28

securities pursuant to Rule 17a-7 under the Act amounting to $298,245,000 and $350,540,000 respectively.

Table 5—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Government Money Market Fund	65,697	54,586	3,196	4,805	201	2,273	(29,155)
BNY Mellon National Municipal Money Market Fund	48,335	40,160	12	24,800	1	2,273	(40,395)

29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments, as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian, financial institutions and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

30

IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon Government Money Market Fund

For federal tax purposes the fund reports the maximum amount allowable but not less than 95.55% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. For state individual income tax purposes, the fund hereby reports 75.30% of the ordinary income dividends paid during its fiscal year ended August 31, 2020 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecticut and the District of Columbia.

BNY Mellon National Municipal Money Market Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

31

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2020, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the Adviser’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional money market funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of institutional money market funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional money market funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate and total expenses paid by the fund over the fund’s last fiscal year.

As applicable to each fund, representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised by the Adviser that are in the same Lipper category as the fund (the “Similar Funds”), and explained the nature of the Similar Funds. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness of the fund’s management fee.

BNY Mellon Government Money Market Fund

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was at or slightly above or below the Performance Group and Performance Universe medians for all periods. The Board considered that the fund’s net total return performance was below the Performance Group median for all periods, except the five- and ten-year periods when the fund’s net total return performance was above the Performance Group median, and the fund’s net total return performance was above the Performance Universe median for all periods. The Board considered the relative proximity of the fund’s performance to the

32

Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Board noted that, prior to May 1, 2016, the fund operated as a prime money market fund and invested in certain types of securities that the fund is no longer permitted to hold and that, consequently, the performance comparisons may have been different if the current investment limitations had been in effect during the period prior to the fund’s conversion to a government money market fund.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median total expenses and lower than the Expense Universe median total expenses.

BNY Mellon National Municipal Money Market Fund

The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was at or slightly above the Performance Group median for all periods and slightly below the Performance Universe median for all periods. The Board considered that the fund’s net total return performance was below the Performance Group median for all periods and above the Performance Universe for all periods. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median.

The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median total expenses and lower than the Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

33

INFORMATION ABOUT THE RENEWAL OF EACH FUND’S INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

• With respect to each fund, the Board generally was satisfied with the fund’s relative performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements in prior years. The Board determined to renew the Agreement.

34

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (77)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), including Vice Chairman (1980-2002) and CEO and President (2002-2007)

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present) and Chair of Audit Committee (2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (84)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation (1972-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (64)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (76)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (72)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald (1994-Present)

President and Founder, jobfind.com, an employment search site on the world wide web, (1996-Present)

• President and Publisher of The Boston Herald (1994-2018)

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (79)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

35

OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 56 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

36

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

37

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39

For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.bnymellonim.com/us, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTAR0820-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

ANNUAL REPORT August 31, 2020

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for the respective funds of the BNY Mellon Funds Trust, covering the 12-month period from September 1, 2019 through August 31, 2020. For information about how the funds performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, positive investor sentiment fueled an equity rally. Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects. As the calendar year turned over, this optimism turned to concern, as COVID-19 began to spread across China, adjacent areas of the Pacific Rim and parts of Europe. When the virus spread throughout the U.S. in March 2020, stocks began to show signs of volatility and posted historic losses during the month. Investor angst over the possible economic impact of a widespread quarantine worked to depress equity valuations. Global central banks and governments worked to enact emergency stimulus measures to support their respective economies and equity valuations began to rebound, trending upward for the remainder of the period.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. March 2020 brought extreme volatility and risk-asset spread widening. The Fed cut rates twice in March, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. At their meeting in August 2020, the Fed confirmed their commitment to a “lower-for-longer” rate policy.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that ongoing central bank and government policy responses can continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
September 15, 2020

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2019 through August 31, 2020, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.54%, and Investor shares produced a total return of 2.29%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.50%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.43% for the same period.3,4

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, due in part to issue selection decisions.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in rising global unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was hampered during the reporting period by issue selection decisions across several areas of the portfolio. Selections among credits issued by New York provided a headwind to performance. From a sector perspective, bond choices within transportation and tax-supported issuers took the biggest bite out of performance. An underweight to tax-supported bonds, specifically local general obligation bonds, also weighed on results. Positioning within utilities also took away from returns. From a credit rating perspective, issue selection weighed most heavily within AA rated debt. An underweight to AAA rated credits, combined with negative issue selection effects within the ratings category, also detracted.

Conversely, issue selection within A rated debt helped results, as did an overweight to BBB rated credits. From an issuer perspective, investments in tobacco settlement bonds provided a tailwind, as did an overweight to and duration positioning within IDR/PCR (industrial development revenue/pollution control revenue) debt.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2019 through August 31, 2020, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of 1.64%, and Investor shares produced a total return of 1.39%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of 2.39%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of 2.38% for the same period.3,4

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, primarily due to positioning in securities maturing in 2022 and BBB rated debt.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser.5 Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in rising global unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

Short Maturity and BBB Credit Constrain Results

The fund’s performance relative to the Index was hampered during the reporting period by an overweight to securities with maturities 2 years and shorter as interest rates declined during the reporting period and longer maturities outperformed. In addition, as credit concerns initially resulted in spread widening with the onset of the COVID-19 pandemic, the fund’s return vs. the Index was hampered by its allocation to IDR/PCR (industrial development revenue/pollution control revenue debt), Dedicated Tax and other revenue bonds. This is particularly true of bonds issued in New York, which significantly underperformed the national average. From a credit rating perspective, BBB and Single A rated bonds also detracted.

Conversely, the fund’s overweight to securities with maturities of 3 years and longer were additive to performance vs. the Index. Positions within the Housing sector added to performance, as did securities in the Transportation and Higher Education sectors. From a credit rating perspective, issue selection among AA rated bonds was also beneficial.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Bloomberg L.P. — The S&P Municipal Bond Short Indexconsists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.68%, and Investor shares produced a total return of 2.43%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.50%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.43% for the same period.3,4

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, due mostly to issue selection decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. These municipal bonds include those issued by the Commonwealth of Pennsylvania as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by BNY Mellon Investment Adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in rising global unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

The financial condition of Pennsylvania has stabilized throughout the last several years, due to an improved budgetary process. Pennsylvania enjoys a diverse economy, which helps to provide steady revenues.

Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was hampered during the reporting period by issue selection decisions across several areas of the portfolio. From a sector perspective, issue choices within tax-supported bonds took away from relative results. Selections among bonds issued by transportation and IDR/PCR authorities also weighed on returns. Issue selection and duration decisions also constrained Prerefunded/ETM results. An overweight to higher education bonds, as well as issue selection within the sector, also provided a headwind. From a credit rating perspective, issue selection within BBB and AA rated debt also detracted, as did an overweight to A rated debt and an underweight to AAA rated bonds. Investments in bonds issued by New York and Puerto Rico also provided a negative result.

Conversely, allocation, duration and issue selection within health care bonds provided a positive effect, as did tobacco settlement bonds. From a credit rating perspective, issue selection and duration positioning within A rated bonds provided a tailwind to results. A modest overweight to BBBs was also beneficial. Pennsylvania was a strong performer during the 12 months. Pennsylvania was not an epicenter of COVID-19, and spreads widened much less than the national average. The portion of the fund’s bonds that were invested in Pennsylvania issuers provided a significant tailwind to returns versus the benchmark.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period of September 1, 2019 through August 31, 2020, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of 2.10%, and Investor shares produced a total return of 1.92%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.50%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.43% for the same period.3,4

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, due in part to allocation and issue selection decisions.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade (i.e., Baa/BBB or higher) at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, resulting in massive unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

Massachusetts benefits from diversified sources of revenue. Challenges remain regarding pension funding, but increased revenue flows have improved funding rates. Fiscal discipline keeps Massachusetts in a healthy financial condition.

Allocation and Issue Selection Decisions Constrain Fund Results

As credit concerns initially resulted in spread widening with the onset of the COVID-19 pandemic, the fund’s return versus the Index was hampered by its overweight allocation to debt issued by educational institutions. With high grade securities generally outperforming lower investment grade bonds in this environment, an underweight to tax-supported bonds provided a headwind, as did security selection within this sector. From a rating perspective, an overweight to BBB rated debt constrained results, as did a collective underweight to debt rated AA or higher. Issue selection detracted from returns as well, particularly in the BBB and AA rating categories.

Conversely, issue selection and modestly overweight positioning within A rated debt bolstered results, as did investments in bonds issued by airport, port and toll road authorities. In addition, allocation and security selection decisions within debt issued by New Jersey helped relative returns.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2019 through August 31, 2020, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of 1.20%, and Investor shares produced a total return of 0.95%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of 3.50%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of 3.43% for the same period.3,4

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index, due primarily to its natural concentration in New York credits.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York State, and New York City income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York State, and New York City personal income taxes. These municipal bonds include those issued by New York State and New York City, as well as those issued by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, rising global unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

Despite recent setbacks due to COVID-19, New York’s fiscal condition continues to benefit from a diverse economy. The state also employs strong fiscal controls and relatively high funding requirements for public pensions, when compared with other states. New York boasts a long history of being supportive to its bond holders.

Issue Selection Decisions Drive Fund Results

The fund’s return versus the Index was hampered during the reporting period by issue selection decisions, most notably within the tax-supported, education and transportation sectors. An overweight to higher education issuers also detracted. New York was an epicenter of the COVID-19 outbreak, and many areas of the State and City were affected by the lockdown measures. During the March and April 2020 volatility, spreads on New York debt, particularly lower-quality issues, widened much more than the national average, creating significant underperformance. From a credit rating perspective, issue selection within AA rated debt detracted most, followed by BBB and A rated credits.

Conversely, other strategies within the portfolio worked to counteract the aforementioned negative effects. The fund’s modestly long maturity and duration positioning was accretive to positive results in the net falling-rate environment. The income effect, or yield generated by the fund, was also additive when compared to the benchmark. In addition, the fund’s relative outperformance in debt issued by the state of New Jersey worked to bolster results.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

8

For the period from September 1, 2019 through August 31, 2020, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended August 31, 2020, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 1.79%, and Investor shares produced a total return of 1.54%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of 3.24% for the same period.2

Despite periodic volatility stemming from COVID-19, municipal bonds generally produced positive total returns over the reporting period due to falling rates and demand supported by investors’ desire for tax-free income. The fund underperformed the Index for the period, due in part to underperformance of lower credit quality securities and hedging activities.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities. While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign-debt securities, such as Brady bonds and sovereign debt obligations.

Central Bank Policy and COVID-19 Drive Markets

Municipal bonds generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID period covered by the report (October – December 2019), concerns over slowing global growth led to a risk-off environment. Equity markets stalled throughout the summer and fall of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate twice during the early part of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged.

However, a pivot happened in January 2020 as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. The municipal yield curve steepened during the spring volatility as global stay-at-home orders closed non-essential businesses and shut down wide sections of the global economy, rising global unemployment. Concerns over falling tax revenues as businesses closed and state budgets that may be stressed by unemployment benefit payments led to widening spreads. States that were COVID-19 hotbeds, such as New York, were most heavily affected. As massive monetary and fiscal responses were unleashed by governments and central banks, spreads began to tighten again. As stimulus efforts, asset purchases and business reopenings began to support economies and security valuations, spreads generally continued to tighten for the duration of the reporting period. The municipal curve flattened as investors became more optimistic and yields normalized.

Lower Credit Quality Bonds and Hedging Activity Constrain Fund Results

Investments in lower quality, higher-yielding securities provided a large headwind to returns during the period. A risk-off environment during the March and April 2020 volatility caused spreads to widen significantly on BBB and below-investment-grade debt. While these securities did recover towards the end of the period, BBB rated securities still underperformed AAA rated debt for the rolling 12-month period. Hedging activities with interest rate futures were detrimental to performance.

Conversely, positioning within bonds issued by the states of New York and California provided a tailwind to results, as did duration and issue selection decisions within AA and A rated bonds.

Anticipating an Uncertain Environment

We believe credit challenges may continue to surface as the economic impact of COVID-19 continues to affect states and localities, leading to sporadic challenges. We think downgrades may be possible but believe a material amount of actual defaults is unlikely. Many municipalities have good cash balances and access to borrow funds if needed. Periodic challenges may lead to isolated instances of rating and price volatility in the quarters ahead; however, we do not believe it will be on the same scale of volatility seen in March and April of 2020. In addition, we believe the supply and demand balance should continue to be supportive of valuations. High net worth investors still utilize municipal bonds for tax relief, creating demand. Given this environment, we remain well diversified across a wide array of sectors and are keeping an eye out for volatility, which might give us an opportunity to add quality instruments to the portfolio at reduced valuations.

September 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

9

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	2.54%	3.41%	3.20%
Investor shares	2.29%	3.15%	2.95%
S&P Municipal Bond Intermediate Index	3.43%	3.80%	3.75%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

10

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	2.54%	3.41%	3.33%
Investor shares	7/1/13	2.29%	3.15%	3.06%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	3.50%	3.74%	3.87%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund.s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

11

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Short Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	1.64%	1.36%	1.07%
Investor shares	1.39%	1.11%	0.82%
S&P Municipal Bond Short Index	2.38%	1.73%	1.50%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Short Index to the S&P Municipal Bond Investment Grade Short Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Short Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Short Index is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

12

Comparison of change in value of a $10,000 investment in Fund Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Short Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	1.64%	1.36%	1.18%
Investor shares	7/1/13	1.39%	1.11%	0.93%
S&P Municipal Bond Investment Grade Short Index	7/1/13	2.39%	1.70%	1.54%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon National Short-Term Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. For the avoidance of doubt, the lowest rating is used in determining if a bond is eligible for the index. S&P Dow Jones Indices looks at the long term rating, either insured or uninsured, and the underlying rating for index inclusion. Bonds that are pre-refunded or escrowed to maturity are included in this index. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

13

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	2.68%	3.45%	2.90%
Investor shares	2.43%	3.20%	2.66%
S&P Municipal Bond Intermediate Index	3.43%	3.80%	3.75%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

14

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	2.68%	3.45%	3.15%
Investor shares	7/1/13	2.43%	3.20%	2.88%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	3.50%	3.74%	3.87%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M and Investor shares of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Pennsylvania investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

15

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	2.10%	3.18%	2.82%
Investor shares	1.92%	2.93%	2.56%
S&P Municipal Bond Intermediate Index	3.43%	3.80%	3.75%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	2.10%	3.18%	2.99%
Investor shares	7/1/13	1.92%	2.93%	2.74%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	3.50%	3.74%	3.87%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Massachusetts Intermediate Municipal Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in Massachusetts investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

17

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Years	10 Years
Class M shares	1.20%	3.12%	2.99%
Investor shares	0.95%	2.88%	2.74%
S&P Municipal Bond Intermediate Index	3.43%	3.80%	3.75%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Effective 7/1/2013, the fund changed its benchmark from the S&P Municipal Bond Intermediate Index to the S&P Municipal Bond Investment Grade Intermediate Index because the new benchmark index is more reflective of the credit quality of the fund’s portfolio holdings. The S&P Municipal Bond Investment Grade Intermediate Index was launched on 3/19/13. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period. Performance information for the fund versus the S&P Municipal Bond Investment Grade Intermediate Index is included in the graph and table on the next page.

As of the close of business on September 12, 2008, substantially all of the assets of another investment company advised by an affiliate of the fund’s investment adviser, BNY Hamilton New York Intermediate Tax-Exempt Fund (the “predecessor fund”), a series of BNY Hamilton Funds, Inc., were transferred to BNY Mellon New York Intermediate Tax-Exempt Bond Fund in a tax-free reorganization and the fund commenced operations. The performance figures for the fund’s Class M shares represent the performance of the predecessor fund’s Institutional shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares thereafter. The performance figures for Investor shares represent the performance of the predecessor fund’s Class A shares prior to the commencement of operations for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and the performance of BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Investor shares thereafter. Investor shares are subject to a Shareholder Services Plan.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of three years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

18

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund with a hypothetical investment of $10,000 in the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	Inception Date	1 Year	5 Years	From Inception
Class M shares	7/1/13	1.20%	3.12%	3.11%
Investor shares	7/1/13	0.95%	2.88%	2.85%
S&P Municipal Bond Investment Grade Intermediate Index	7/1/13	3.50%	3.74%	3.87%†††

†† Source: Bloomberg L.P.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon New York Intermediate Tax-Exempt Bond Fund on 7/1/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

Unlike the Index, the fund invests primarily in New York investment-grade municipal bonds. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

††† For comparative purposes, the value of the Index on 6/30/13 is used as the beginning value on 7/1/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

19

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

Average Annual Total Returns as of 8/31/2020
	1 Year	5 Year	10 Years
Class M shares	1.79%	4.23%	4.63%
Investor shares	1.54%	3.99%	4.38%
Bloomberg Barclays U.S. Municipal Bond Index	3.24%	3.99%	3.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class M shares and Investor shares of BNY Mellon Municipal Opportunities Fund on 8/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for Class M shares and Investor shares. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

20

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from March 1, 2020 to August 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$998.10	$996.90
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.57	$3.83
Ending value (after expenses)	$1,004.80	$1,003.50
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.62	$4.87
Ending value (after expenses)	$1,000.50	$998.50
Annualized expense ratio (%)	.72	.97
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.76	$4.01
Ending value (after expenses)	$995.40	$994.10
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.94	$4.19
Ending value (after expenses)	$984.80	$983.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.44	$4.68
Ending value (after expenses)	$981.80	$980.60
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

21

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2020
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.54	$3.81
Ending value (after expenses)	$1,022.62	$1,021.37
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.59	$3.86
Ending value (after expenses)	$1,022.57	$1,021.32
Annualized expense ratio (%)	.51	.76
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.66	$4.93
Ending value (after expenses)	$1,021.52	$1,020.26
Annualized expense ratio (%)	.72	.97
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.80	$4.06
Ending value (after expenses)	$1,022.37	$1,021.11
Annualized expense ratio (%)	.55	.80
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$3.00	$4.27
Ending value (after expenses)	$1,022.17	$1,020.91
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.51	$4.77
Ending value (after expenses)	$1,021.67	$1,020.41
Annualized expense ratio (%)	.69	.94

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

22

STATEMENT OF INVESTMENTS
August 31, 2020

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5%
Alabama - .3%
Alabama 21st Century Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	1,240,000	1,283,933
Auburn University, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000	5,921,500
				7,205,433
Alaska - .2%
Alaska International Airports System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2032	5,000,000	5,854,550
Arizona - 2.4%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000	2,237,120
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2035	850,000	1,100,087
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2033	900,000	1,172,394
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2034	1,000,000	1,298,330
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2027	525,000	528,360
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2029	675,000	677,234
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2028	1,000,000	1,005,420
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2025	650,000	656,000
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Community) Ser. A	5.00	1/1/2026	600,000	605,262
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2034	10,000,000	12,049,500
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding (Banner Health Obligated Group)	5.00	1/1/2027	5,000,000	6,254,100
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2035	6,000,000	7,382,880
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2029	5,000,000	6,375,800
Maricopa County Unified School District No. 80, GO, Ser. A	4.00	7/1/2038	1,000,000	1,195,790
Maricopa County Unified School District No. 80, GO, Ser. A	4.00	7/1/2037	1,250,000	1,499,463
Mesa Utility System, Revenue Bonds, Refunding, Ser. B	4.00	7/1/2033	5,000,000	5,479,100
Phoenix Civic Improvement Corp., Revenue Bonds, Refunding, Ser. B	4.00	7/1/2028	10,000,000	11,225,900
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2026	300,000	363,369
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2025	305,000	359,064
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2027	250,000	310,598
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2029	400,000	517,164
The University of Arizona, Revenue Bonds, Refunding	5.00	8/1/2028	345,000	437,412
				62,730,347
California - 12.3%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	10/1/2035	2,050,000	2,397,659
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,500,000	1,742,655
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	1,750,000	1,931,633
Anaheim Housing & Public Improvement Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2035	2,485,000	2,745,602
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2035	10,000,000	11,565,900
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. A	2.63	4/1/2026	10,000,000	10,972,800
California, GO	5.25	10/1/2039	5,000,000	6,129,350
California, GO	5.25	9/1/2029	10,000,000	11,403,600

23

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 12.3% (continued)
California, GO, Refunding	3.00	10/1/2033	5,000,000	5,691,200
California, GO, Refunding	4.00	9/1/2031	10,000,000	11,847,600
California, GO, Refunding	5.00	4/1/2033	5,000,000	5,772,050
California, GO, Refunding	5.00	10/1/2025	5,000,000	6,182,850
California, GO, Refunding	5.00	10/1/2029	5,000,000	6,193,300
California, GO, Refunding	5.00	12/1/2023	12,500,000	14,444,750
California, GO, Refunding	5.00	12/1/2023	2,500,000	2,888,950
California, GO, Refunding	5.00	4/1/2031	9,900,000	13,146,606
California, GO, Ser. A	2.38	10/1/2026	14,725,000	16,090,449
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	500,000	661,145
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	500,000	647,485
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	400,000	493,580
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2027	600,000	759,246
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	350,000	470,533
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	350,000	465,924
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	300,000	395,040
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	250,000	325,763
California Health Facilities Financing Authority, Revenue Bonds (City of Hope Obligated Group)	5.00	11/15/2049	5,375,000	6,347,982
California Health Facilities Financing Authority, Revenue Bonds (Lucile Salter Packard Children's Hospital at Stanford Obligated Group)	4.00	11/15/2047	1,120,000	1,248,699
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group) Ser. A	4.00	3/1/2033	7,500,000	7,979,400
California Health Facilities Financing Authority, Revenue Bonds, Refunding (St. Joseph Health System Obligated Group) Ser. A	5.00	7/1/2033	10,000,000	11,042,300
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. A	4.00	10/1/2045	8,275,000	9,369,203
Evergreen School District, GO	4.00	8/1/2041	5,000,000	5,569,050
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	9,080,000	10,125,471
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2033	1,000,000	1,219,900
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2032	5,000,000	6,125,800
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,500,000	4,278,190
Long Beach Unified School District, GO, Ser. A	4.00	8/1/2038	10,300,000	11,723,460
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2025	1,240,000	1,479,258
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2026	1,500,000	1,835,880
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2024	1,080,000	1,248,782
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. A	5.00	5/15/2023	825,000	920,642
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2034	5,000,000	6,554,650

24

m,zc

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
California - 12.3% (continued)
Los Angeles Department of Airports, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	9,060,000		11,088,715
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2033	4,000,000	[a]	3,154,840
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2026	1,060,000		1,348,723
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2025	1,300,000		1,603,797
Newport Mesa Unified School District, GO, Refunding	5.00	8/1/2024	1,000,000		1,187,820
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2034	400,000		470,936
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2035	420,000		492,521
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2026	295,000		348,073
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2033	385,000		456,179
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	6,610,000		8,279,025
Port of Oakland, Revenue Bonds, Refunding, Ser. O	5.00	5/1/2023	1,875,000		1,931,306
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	5,000,000	[b]	5,695,850
Sacramento County Sanitation Districts Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. B, 3 Month LIBOR x.67 +.53%	0.77	12/1/2035	10,000,000	[c]	8,818,300
Sacramento County Water Financing Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. B, 3 Month LIBOR x.67 +.55%	0.79	6/1/2034	8,000,000	[c]	7,012,640
San Francisco City & County, COP, Refunding (Moscone Convention Center Expansion Project) Ser. B	4.00	4/1/2037	7,000,000		7,776,930
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. D	5.00	5/1/2024	4,375,000		5,055,269
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. G	5.00	5/1/2027	4,465,000		5,576,964
San Francisco Community College District, GO, Refunding	5.00	6/15/2029	5,000,000		6,003,250
Southern California Public Power Authority, Revenue Bonds (Apex Power Project) Ser. A	5.00	7/1/2033	3,380,000		3,928,439
Southern California Public Power Authority, Revenue Bonds (Project No. 1) Ser. A	5.25	11/1/2020	4,000,000		4,031,000
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2037	1,000,000		1,284,210
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization Corp.)	5.00	6/1/2034	500,000		649,065
University of California, Revenue Bonds, Refunding (Limited Project) Ser. I	5.00	5/15/2030	11,000,000		13,246,640
Upper Santa Clara Valley Joint Powers Authority, Revenue Bonds, Refunding, Ser. A	4.00	8/1/2050	4,665,000		5,199,142
				327,073,971
Colorado - 1.8%
Colorado Energy Public Authority, Revenue Bonds	6.13	11/15/2023	4,470,000		4,883,833
Colorado Health Facilities Authority, Revenue Bonds (CommonSpirit Health Obligated Group) Ser. B2	5.00	8/1/2026	5,000,000		5,898,350
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B	5.00	8/1/2025	5,000,000		5,770,300

25

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Colorado - 1.8% (continued)
Colorado Housing & Finance Authority, Revenue Bonds (Insured; Government National Mortgage Association) Ser. F	4.25	11/1/2049	4,780,000	5,384,670
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	4,940,000	5,474,261
Denver City & County Airport System, Revenue Bonds, Ser. A	5.00	11/15/2033	5,000,000	5,523,600
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,450,000	1,655,088
Regional Transportation District, COP, Refunding	5.00	6/1/2031	1,710,000	2,232,302
Regional Transportation District, COP, Refunding	5.00	6/1/2030	3,000,000	3,954,540
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	5,500,000	5,830,330
				46,607,274
Connecticut - 1.4%
Connecticut, GO, Refunding, Ser. A	4.50	3/15/2033	3,700,000	4,160,798
Connecticut, GO, Ser. B	4.00	6/15/2030	3,000,000	3,358,770
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2028	1,070,000	1,323,151
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2030	7,055,000	8,650,277
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2032	1,250,000	1,635,713
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2031	2,000,000	2,638,380
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2027	3,400,000	4,304,128
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2028	5,000,000	6,446,250
Connecticut Health & Educational Facilities Authority, Revenue Bonds (Connecticut College) Ser. H1	5.00	7/1/2021	1,045,000	[b] 1,086,957
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Fairfield University) Ser. R	3.25	7/1/2035	1,785,000	1,876,892
Connecticut Housing Finance Authority, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D1	4.00	11/15/2047	1,860,000	2,013,971
				37,495,287
Delaware - .3%
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,143,300
Delaware River & Bay Authority, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,655,730
University of Delaware, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	5,440,000	[b] 6,117,878
				8,916,908
District of Columbia - 2.3%
District of Columbia, Revenue Bonds, Refunding (Friendship Public Charter School)	5.00	6/1/2036	3,200,000	3,580,288
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2042	5,955,000	6,867,127
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group) Ser. A	5.00	7/1/2037	4,925,000	5,759,049
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2037	1,010,000	1,181,044
District of Columbia, Revenue Bonds, Refunding (The Georgetown University)	5.00	4/1/2034	1,035,000	1,214,852
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2026	1,000,000	1,233,310
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2027	15,495,000	19,516,572
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	8,500,000	10,896,150
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2036	1,250,000	1,413,650
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2037	1,650,000	1,859,732
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2038	1,000,000	1,123,580

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
District of Columbia - 2.3% (continued)
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2024	3,070,000	3,211,466
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. C	5.00	10/1/2023	4,250,000	4,448,220
				62,305,040
Florida - 4.6%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2026	5,000,000	5,962,650
Florida Department of Transportation Turnpike System, Revenue Bonds, Refunding, Ser. C	4.50	7/1/2040	8,710,000	9,487,803
Jacksonville, Revenue Bonds, Refunding (Better Jacksonville)	5.00	10/1/2021	2,500,000	2,619,950
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2024	5,000,000	5,198,150
Lee County Airport, Revenue Bonds, Refunding, Ser. A	5.50	10/1/2023	3,565,000	3,707,671
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2032	5,000,000	5,995,450
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2034	10,110,000	12,083,977
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2031	3,000,000	3,600,570
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2033	5,150,000	6,166,816
Orange County Convention Center, Revenue Bonds, Refunding	4.00	10/1/2031	5,000,000	5,593,200
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2025	3,000,000	3,625,410
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2026	3,000,000	3,709,890
Orange County School Board, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000	12,064,600
Palm Beach County School District, COP, Refunding, Ser. C	5.00	8/1/2031	10,000,000	11,648,000
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2030	7,840,000	9,446,024
Palm Beach County School District, COP, Refunding, Ser. D	5.00	8/1/2031	2,855,000	3,429,140
Tampa Sports Authority, Revenue Bonds, Refunding	5.00	1/1/2024	90,000	99,903
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	5,475,000	6,460,390
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2026	10,095,000	12,105,520
				123,005,114
Georgia - 1.5%
DeKalb County Water & Sewerage, Revenue Bonds, Ser. A	5.25	10/1/2036	3,500,000	3,657,465
Georgia, GO, Ser. A	5.00	8/1/2031	10,000,000	13,811,700
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2027	2,500,000	3,037,175
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2028	2,510,000	3,100,603
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2026	3,000,000	3,574,350
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2029	4,940,000	6,197,576
Main Street Natural Gas, Revenue Bonds, Ser. A	6.38	7/15/2038	1,335,000	[d] 13
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	7,500,000	7,536,600
				40,915,482
Hawaii - .4%
Hawaii, GO, Ser. EO	4.00	8/1/2031	10,000,000	11,124,800
Idaho - .5%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	5,000,000	[b] 5,406,450
University of Idaho, Revenue Bonds, Refunding, Ser. 2011	5.25	4/1/2021	8,840,000	9,058,702
				14,465,152
Illinois - 6.9%
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2037	3,500,000	3,814,335
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2035	3,750,000	4,103,100
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	3,000,000	3,373,200

27

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Illinois - 6.9% (continued)
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	8,000,000	9,201,760
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,000,000	1,033,870
Chicago II, GO, Ser. A	5.00	1/1/2026	3,000,000	3,300,660
Chicago II, GO, Ser. A	5.00	1/1/2024	4,500,000	4,889,700
Chicago Il, GO, Refunding, Ser. A	5.75	1/1/2034	3,585,000	4,121,244
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	3,000,000	3,361,230
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	2,110,000	2,433,758
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	4,450,000	5,229,239
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	1,000,000	1,158,470
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2024	5,000,000	5,691,600
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2037	3,000,000	3,680,010
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2022	4,615,000	4,876,024
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,000,000	2,198,300
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	7,055,000	7,792,671
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	2,000,000	2,413,460
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2027	2,500,000	2,994,350
Cook County ll, Revenue Bonds, Refunding	5.00	11/15/2033	6,050,000	7,266,292
Cook County School District No. 100, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	12/1/2024	1,720,000	2,009,734
DuPage & Cook Counties Community Consolidated School District No. 181, GO	4.00	1/15/2034	2,150,000	2,475,918
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2033	2,000,000	2,373,960
DuPage & Cook Counties Township High School District No. 86 , GO	4.00	1/15/2035	5,205,000	6,137,215
Illinois, GO, Refunding	5.00	2/1/2026	5,000,000	5,621,350
Illinois, GO, Refunding	5.00	2/1/2021	5,000,000	5,072,050
Illinois, GO, Refunding	5.00	8/1/2025	3,485,000	3,662,909
Illinois, GO, Refunding	5.00	8/1/2023	10,030,000	10,824,175
Illinois, GO, Refunding, Ser. A	5.00	10/1/2023	1,200,000	1,298,256
Illinois, GO, Refunding, Ser. A	5.00	10/1/2022	2,000,000	2,130,520
Illinois, GO, Refunding, Ser. A	5.00	10/1/2025	4,000,000	4,479,120
Illinois, GO, Refunding, Ser. A	5.00	10/1/2024	2,000,000	2,202,160
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2026	4,290,000	5,285,709
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2025	2,625,000	3,159,371
Illinois, Revenue Bonds (Insured; National Public Finance Guarantee Corp.)	6.00	6/15/2024	5,030,000	5,861,610
Illinois Toll Highway Authority, Revenue Bonds, Refunding	5.00	1/1/2028	5,000,000	6,375,450
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2031	5,000,000	6,007,750
Kane Cook & DuPage Counties Community College District No. 509, GO, Refunding	3.00	12/15/2032	5,000,000	5,457,000
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding	5.25	1/1/2032	5,000,000	5,519,700
Kendall County Forest Preserve District, GO, Refunding (Insured; Build America Mutual)	4.00	1/1/2027	2,270,000	2,529,960

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Illinois - 6.9% (continued)
St. Clair County Community Unit School District No. 19, GO, Refunding, Ser. B	5.00	2/1/2029	2,235,000		2,564,618
Will Grundy Counties Community College District No. 525, GO, Refunding	3.00	1/1/2029	9,305,000		10,151,011
				184,132,819
Indiana - 1.0%
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2028	775,000		974,640
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. A	5.00	11/1/2027	740,000		914,810
Indiana Finance Authority, Revenue Bonds (Goshen Health Obligated Group) Ser. B	2.10	11/1/2026	2,700,000		2,852,334
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A4	0.06	12/1/2039	4,100,000	[e]	4,100,000
Indiana Finance Authority, Revenue Bonds, Refunding (Duke Energy Indiana Project) (LOC; Sumitomo Mitsui Banking) Ser. A5	0.05	10/1/2040	200,000	[e]	200,000
Purdue University, Revenue Bonds, Refunding, Ser. EE	5.00	7/1/2031	1,000,000		1,379,050
Whiting, Revenue Bonds, Refunding (BP Products North America)	5.00	6/5/2026	12,500,000		15,330,125
				25,750,959
Iowa - .5%
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	10,000,000		12,211,000
Kansas - .3%
Kansas Department of Transportation, Revenue Bonds, Ser. A	5.00	9/1/2028	6,000,000		7,034,700
Kentucky - 3.8%
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2031	2,645,000		3,493,172
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2032	2,780,000		3,637,852
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2030	2,515,000		3,347,691
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2028	2,275,000		2,846,730
Kentucky Bond Development Corp., Revenue Bonds (Insured; Build America Mutual)	5.00	9/1/2029	2,395,000		3,184,057
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	2/1/2028	5,150,000		6,180,463
Kentucky Property & Building Commission, Revenue Bonds (Project No. 112) Ser. A	5.00	2/1/2031	3,000,000		3,518,670
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2037	500,000		568,320
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2038	500,000		566,695
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2034	750,000		861,945
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2035	500,000		572,275
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	4.00	11/1/2036	750,000		855,105
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2033	1,000,000		1,231,820
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2026	5,000,000		6,132,650
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2025	7,475,000		8,990,706
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	10,000,000		11,618,400

29

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Kentucky - 3.8% (continued)
Kentucky Public Energy Authority, Revenue Bonds, Ser. A1	4.00	6/1/2025	8,000,000	9,062,160
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	16,500,000	18,674,865
Kentucky Turnpike Authority, Revenue Bonds (Revitalization Projects) Ser. A	5.00	7/1/2031	675,000	739,395
Kentucky Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	5,000,000	6,083,600
Louisville & Jefferson County Metropolitan Sewer District, Revenue Bonds, Refunding, Ser. A	4.00	5/15/2032	5,430,000	6,535,059
Trimble County, Revenue Bonds, Refunding (Louisville Gas & Electric)	1.30	9/1/2027	2,000,000	1,994,620
				100,696,250
Louisiana - .9%
Louisiana, GO, Refunding, Ser. C	5.00	8/1/2026	5,000,000	5,895,850
Louisiana, GO, Ser. B	4.00	5/1/2034	5,035,000	5,600,733
Louisiana, GO, Ser. B	4.00	5/1/2033	1,770,000	1,972,913
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A1	4.00	5/1/2033	5,000,000	5,232,550
Louisiana Gasoline & Fuels, Revenue Bonds, Refunding, Ser. A1	4.00	5/1/2032	6,000,000	6,285,060
				24,987,106
Maine - .1%
Maine Governmental Facilities Authority, Revenue Bonds, Ser. A	4.00	10/1/2034	1,880,000	2,218,607
Maryland - 2.8%
Anne Arundel County, GO	5.00	10/1/2025	7,205,000	8,905,380
Anne Arundel County, GO, Refunding	5.00	4/1/2030	4,640,000	5,155,829
Maryland, GO	4.00	6/1/2027	18,700,000	21,201,686
Maryland Community Development Administration, Revenue Bonds, Refunding, Ser. B	4.00	9/1/2049	4,755,000	5,307,293
Montgomery County, GO, Refunding, Ser. A	3.00	8/1/2032	7,500,000	8,755,575
Montgomery County, GO, Refunding, Ser. A	5.00	11/1/2024	10,000,000	[b] 11,961,700
Montgomery County, GO, Refunding, Ser. B	4.00	12/1/2030	12,000,000	13,226,160
				74,513,623
Massachusetts - 1.4%
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.72	11/1/2025	5,000,000	[c] 4,979,050
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	2,000,000	2,195,480
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2033	5,000,000	5,681,250
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	800,000	958,936
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2031	620,000	755,191
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2032	770,000	930,106
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2030	700,000	858,347
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2034	1,000,000	1,151,820
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2035	1,000,000	1,148,120
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2036	1,010,000	1,157,753
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University) Ser. A	4.00	7/1/2039	4,805,000	5,160,138
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	380,000	381,645

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Massachusetts - 1.4% (continued)
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	10,000,000	10,568,600
				35,926,436
Michigan - 1.7%
Byron Center Public Schools, GO, Refunding	5.00	5/1/2030	1,480,000	1,969,244
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2032	1,000,000	1,139,040
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2031	1,000,000	1,141,460
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2029	1,350,000	1,547,519
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2029	10,000,000	11,361,800
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.00	10/15/2033	5,000,000	5,665,950
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2028	2,500,000	2,884,100
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2027	3,000,000	3,462,150
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2026	1,875,000	2,169,994
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D2	5.00	7/1/2026	2,500,000	2,893,325
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2035	2,500,000	2,945,275
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Credit Obligated Group)	4.00	12/1/2036	3,000,000	3,519,420
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group)	5.00	6/1/2022	5,000,000	[b] 5,411,050
				46,110,327
Minnesota - .0%
Minnesota Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. B	4.00	7/1/2047	1,225,000	1,324,237
Mississippi - .2%
The University of Southern Mississippi, Revenue Bonds, Refunding (Facilities Refinancing Project)	5.00	9/1/2025	250,000	304,445
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	1,650,000	1,896,081
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,153,140
West Rankin Utility Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2030	1,105,000	1,282,850
				4,636,516
Missouri - .9%
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (Mercy Health) Ser. A	5.00	6/1/2028	6,000,000	7,662,000
Missouri Highways & Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2023	14,625,000	16,491,881
				24,153,881
Montana - .1%
Montana Board of Housing, Revenue Bonds, Ser. A2	3.50	6/1/2044	2,865,000	3,047,787
Nebraska - .2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	5,000,000	5,779,050

31

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Nevada - 2.0%
Clark County Department of Aviation, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,145,000	1,320,654
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	5,280,000	6,552,638
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2029	1,000,000	1,308,180
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/15/2031	1,560,000	2,063,802
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2028	5,000,000	6,411,150
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	6/15/2033	5,000,000	6,288,400
Clark County School District, GO (Insured; Build America Mutual) Ser. B	5.00	6/15/2028	10,005,000	12,828,711
Clark County School District, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	6/15/2027	5,000,000	6,032,600
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2024	5,000,000	5,779,950
Nevada Housing Division, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.00	4/1/2049	3,040,000	3,392,032
				51,978,117
New Jersey - 5.9%
Bergen County, GO, Refunding	3.00	7/15/2028	3,025,000	3,466,378
New Jersey, GO	5.00	6/1/2027	2,000,000	2,475,140
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2024	5,000,000	5,175,250
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	5,000,000	5,181,500
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	10,000,000	10,175,000
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	5,000,000	5,062,200
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. NN	5.00	3/1/2025	13,000,000	14,171,690
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. N1	5.50	9/1/2023	10,000,000	11,268,600
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health Obligated Group) Ser. A	5.00	7/1/2022	1,830,000	1,978,102
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Barnabas Health Obligated Group) Ser. A	5.00	7/1/2024	3,005,000	3,239,059
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2025	1,060,000	1,246,857
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2026	1,000,000	1,201,960
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (Trinitas Regional Medical Center Obligated Group)	5.00	7/1/2024	1,000,000	1,144,690
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2031	1,725,000	2,055,476
New Jersey Transportation Trust Fund Authority, Revenue Bonds (Insured; National Public Finance Guarantee Corp.) Ser. A	5.75	6/15/2025	4,245,000	5,061,101
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2028	5,000,000	6,092,750

32

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
New Jersey - 5.9% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2027	2,250,000		2,706,930
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	5.50	12/15/2021	10,000,000		10,589,400
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	10,000,000		12,030,800
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	3,000,000		3,164,850
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. B	5.50	6/15/2031	5,000,000		5,131,800
Ocean, GO, Refunding	3.00	9/15/2031	5,000,000		5,486,100
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	12,000,000		14,878,080
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2034	8,000,000		9,891,920
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2030	5,000,000		6,320,200
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	6,000,000		7,479,240
				156,675,073
New York - 14.3%
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000		6,088,200
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	10,000,000		11,813,800
Metropolitan Transportation Authority, Revenue Bonds (LOC; Bank of America NA) Ser. E3	0.03	11/15/2050	1,200,000	[e]	1,200,000
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	11/15/2038	8,445,000		10,480,329
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	10,000,000		10,712,200
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/15/2027	2,365,000		2,654,594
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	5.25	11/15/2033	5,000,000		6,071,400
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2026	10,185,000		11,329,692
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2034	2,500,000		2,777,900
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	7,400,000		8,123,202
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2037	1,580,000		1,753,010
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2031	10,000,000		10,940,200
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000		5,252,500
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	4/1/2036	4,000,000		4,843,360
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. C	5.00	10/1/2028	10,000,000		12,695,000
New York City, GO, Refunding, Ser. A	5.00	8/1/2024	5,000,000		5,855,700
New York City, GO, Refunding, Ser. G	5.00	8/1/2023	5,000,000		5,656,100
New York City, GO, Ser. D1	4.00	3/1/2042	1,500,000		1,741,005
New York City, GO, Ser. D1	5.00	3/1/2038	1,155,000		1,466,122
New York City, GO, Ser. D1	5.00	3/1/2037	1,000,000		1,272,620
New York City Housing Development Corp., Revenue Bonds	2.15	11/1/2028	1,290,000		1,359,879

33

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
New York - 14.3% (continued)
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	3,000,000		3,188,250
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	10,000,000		11,207,400
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,665,300
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	10,000,000		12,640,700
New York City Transitional Finance Authority, Revenue Bonds, Ser. A2	5.00	8/1/2035	5,295,000		6,506,920
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.03	6/15/2035	500,000	[e]	500,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA1	0.02	6/15/2050	500,000	[e]	500,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,000,000		1,113,940
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2045	1,250,000		1,319,450
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	15,400,000	[f]	16,344,174
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	3,500,000	[f]	3,704,050
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	5,000,000		6,254,350
New York State Dormitory Authority, Revenue Bonds, Refunding (State University of New York) Ser. A	5.00	7/1/2032	10,000,000		11,611,900
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2033	7,000,000		8,549,870
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,165,000		5,927,561
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2034	2,500,000		2,866,275
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2033	5,685,000		6,980,896
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	6,225,000		7,837,275
New York State Dormitory Authority, Revenue Bonds, Ser. B	5.00	2/15/2033	20,000,000		23,398,600
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 189th	3.25	4/1/2025	1,000,000		1,066,190
New York State Thruway Authority, Revenue Bonds, Refunding, Ser. K	5.00	1/1/2032	3,000,000		3,497,490
New York State Urban Development Corp., Revenue Bonds (Insured; National Public Finance Guarantee Corp.) (State of New York Personal Income Tax) Ser. A2	5.50	3/15/2024	10,000,000		11,804,700
New York State Urban Development Corp., Revenue Bonds (State of New York Personal Income Tax) Ser. C	5.00	3/15/2029	10,000,000		11,122,100
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2037	5,500,000		6,563,205
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	20,000,000		21,337,000
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2041	2,000,000		2,157,960
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.00	7/1/2046	2,500,000		2,680,900
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207th	5.00	9/15/2024	10,000,000		11,726,700
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222th	5.00	7/15/2035	1,000,000		1,297,640
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222th	5.00	7/15/2034	3,500,000		4,566,030
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2032	4,780,000		5,486,914

34

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
New York - 14.3% (continued)
Suffolk County, GO, Refunding (Insured; Build America Mutual) Ser. D	4.00	10/15/2028	4,810,000		5,717,310
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; State Street B&T) Ser. C	0.02	1/1/2032	1,800,000	[e]	1,800,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2029	10,000,000	[a]	8,322,200
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2031	1,625,000		2,040,464
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2030	1,400,000		1,778,070
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	5,000,000		5,530,950
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	12/15/2026	2,500,000		2,893,475
				378,593,022
North Carolina - .6%
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	3,400,000		4,293,588
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	3,780,000		4,803,133
Wake County, GO, Ser. B	4.00	5/1/2031	3,245,000		3,514,692
Wake County, GO, Ser. B	4.00	5/1/2030	3,000,000		3,257,820
				15,869,233
Ohio - .8%
Allen County Hospital Facilities, Revenue Bonds (LOC; Bank of Montreal) Ser. C	0.05	6/1/2034	3,300,000	[e]	3,300,000
Ohio Air Quality Development Authority, Revenue Bonds	2.60	10/1/2029	2,500,000		2,578,725
Ohio Housing Finance Agency, Revenue Bonds (Insured; GNMA, FNMA, FHLMC) Ser. A	4.50	3/1/2047	1,620,000		1,792,174
Ohio Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA, FHLMC) Ser. D	4.00	3/1/2047	3,580,000		3,874,634
Ohio Water Development Authority Water Pollution Control Loan Fund, Revenue Bonds, Ser. A	5.00	6/1/2031	5,000,000		6,883,600
Warrensville Heights City School District, GO (Insured; Build America Mutual) Ser. A	5.00	12/1/2044	2,040,000		2,341,390
				20,770,523
Oregon - 1.9%
Multnomah & Clackamas Counties School District No. 10, GO (Insured; School Board Guaranty) Ser. B	5.00	6/15/2030	10,000,000		12,755,700
Oregon, GO, Refunding, Ser. J	0.03	6/1/2039	900,000	[e]	900,000
Oregon Housing & Community Services Department, Revenue Bonds, Ser. A	4.00	1/1/2047	2,920,000		3,129,773
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2037	13,635,000		16,080,710
Portland Sewer System, Revenue Bonds, Ser. A	4.50	5/1/2033	11,435,000		13,627,318
Salem Hospital Facility Authority, Revenue Bonds, Refunding (Salem Health Project) Ser. A	5.00	5/15/2038	2,095,000		2,597,151
				49,090,652
Pennsylvania - 9.4%
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,250,000		1,472,463
Chester County Health & Education Facilities Authority, Revenue Bonds, Refunding (Main Line Health System Obligated Group) Ser. A	4.00	10/1/2037	2,105,000		2,402,331
Clarion County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	3,000,000		3,246,390
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2033	3,250,000		4,048,135
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2031	3,500,000		4,417,525
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	4,000,000		5,079,400
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	5,010,000		6,152,731

35

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 9.4% (continued)
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,155,000		1,311,895
Pennsylvania, GO	5.00	3/15/2031	5,000,000		5,897,700
Pennsylvania, GO	5.00	9/15/2029	7,000,000		8,720,740
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2023	11,520,000	[b]	12,942,490
Pennsylvania, GO, Refunding	4.00	1/1/2030	5,000,000		5,919,000
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	3,305,000		3,743,937
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2035	6,000,000		6,805,920
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2036	3,750,000		4,239,150
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	4.00	8/15/2044	2,500,000		2,877,200
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2030	1,795,000		2,387,440
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. Joseph's University) Ser. A	5.00	11/1/2034	2,240,000		2,257,338
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group) Ser. C	5.00	8/15/2024	5,000,000		5,866,000
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2032	1,355,000		1,576,908
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding, Ser. AV1	4.00	6/15/2031	2,505,000		2,933,756
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ser. AT1	5.00	6/15/2029	5,000,000		6,065,100
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122th	3.65	10/1/2032	8,710,000		9,504,962
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122th	4.00	10/1/2046	1,670,000		1,796,920
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2031	5,000,000		6,163,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2035	7,085,000		8,564,631
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	10,000,000		12,098,000
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B2	5.00	6/1/2033	10,000,000		12,371,800
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2029	7,925,000		9,482,104
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2021	3,740,000		3,922,998
Perkiomen Valley School District, GO (Insured; State Aid Withholding)	4.00	2/15/2031	5,000,000		5,524,150
Philadelphia, GO, Refunding, Ser. A	5.00	7/15/2038	3,600,000		4,072,680
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	6,030,000		7,453,321
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2026	3,400,000		4,202,536
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2025	3,455,000		4,160,926
Philadelphia, GO, Ser. B	5.00	2/1/2027	4,500,000		5,634,450
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,125,000		1,323,315
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	8,400,000		9,609,096
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2029	1,000,000		1,298,410

36

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Pennsylvania - 9.4% (continued)
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2025	850,000	1,022,355
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2028	1,000,000	1,278,700
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	10,000,000	12,571,800
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	1,000,000	1,067,790
State Public School Building Authority, Revenue Bonds (The Philadelphia School District Project) (Insured; State Aid Withholding)	5.00	4/1/2022	2,750,000	[b] 2,954,545
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2031	5,000,000	6,074,400
State Public School Building Authority, Revenue Bonds, Refunding (The Philadelphia School District) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2025	5,000,000	5,944,550
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2024	600,000	702,444
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	500,000	629,025
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2026	500,000	614,690
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2025	500,000	599,600
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2023	5,000,000	5,647,100
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2028	1,000,000	1,233,970
West Mifflin School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2027	1,140,000	1,409,758
				249,297,575
Rhode Island - .7%
Rhode Island, GO, Refunding, Ser. B	5.00	8/1/2029	5,290,000	6,691,903
Rhode Island Health & Educational Building Corp., Revenue Bonds (Providence College)	5.00	11/1/2047	2,045,000	2,350,257
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2040	3,175,000	3,614,896
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds (Insured; Government National Mortgage Association) Ser. 70	4.00	10/1/2049	4,985,000	5,553,689
				18,210,745
South Carolina - .5%
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2032	750,000	859,155
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2031	1,000,000	1,152,230
Lexington County Health Services District, Revenue Bonds, Refunding (LexMed Obligated Group)	4.00	11/1/2030	1,000,000	1,158,240
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000	5,546,300
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	3,315,000	3,990,962
				12,706,887
South Dakota - .3%
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2027	500,000	553,345

37

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.5% (continued)
South Dakota - .3% (continued)
Educational Enhancement Funding Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2025	1,800,000		2,004,822
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2032	2,660,000		3,115,445
South Dakota Building Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2031	1,250,000		1,472,175
				7,145,787
Tennessee - 1.7%
Clarksville Natural Gas Acquisition Corp., Revenue Bonds	5.00	12/15/2020	1,690,000		1,710,855
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.05	11/1/2035	9,700,000	[e]	9,700,000
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.05	1/1/2033	1,200,000	[e]	1,200,000
Memphis-Shelby County Industrial Development Board, Revenue Bonds, Refunding, Ser. B	5.00	11/1/2029	5,400,000		6,669,108
Nashville & Davidson County Metropolitan Government, GO, Refunding	5.00	1/1/2030	5,000,000		6,178,900
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	5,750,000		6,213,967
Tennessee Housing Development Agency, Revenue Bonds, Ser. 1B	3.50	1/1/2047	1,660,000		1,771,170
Tennessee Housing Development Agency, Revenue Bonds, Ser. 2B	4.00	1/1/2042	1,390,000		1,514,002
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2025	1,200,000		1,428,300
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,900,000		2,315,853
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2027	1,800,000		2,241,036
The Metropolitan Nashville Airport Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	2,870,000		3,634,281
				44,577,472
Texas - 7.4%
Arlington, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/2034	4,180,000		4,884,372
Bexar County, Revenue Bonds, Refunding (Tax Exempt Venue Project)	5.00	8/15/2027	1,110,000		1,332,533
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2023	845,000		901,928
Culberson County-Allamoore Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2041	1,300,000		1,303,640
Dallas, GO, Refunding	5.00	2/15/2028	5,000,000		6,218,900
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2032	4,000,000		5,322,560
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2033	4,000,000		5,293,760
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.75	8/15/2034	1,000,000		1,042,670
El Paso Water & Sewer, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2030	1,125,000		1,529,145
Grand Parkway Transportation Corp., BAN	5.00	2/1/2023	12,500,000		13,747,750
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (Memorial Hermann Health System Obligated Group)	5.00	12/1/2026	4,655,000		5,815,398
Houston, GO, Refunding, Ser. A	5.00	3/1/2029	5,000,000		6,310,350
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	4.50	11/15/2038	16,540,000		19,530,267
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. B	5.25	11/15/2033	5,000,000		6,318,750
Houston Community College System, GO	5.00	2/15/2032	8,200,000		9,016,556
Houston Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	4.00	2/15/2028	5,000,000		5,600,500

38

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Texas - 7.4% (continued)
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2026	1,750,000	1,958,705
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2028	1,350,000	1,518,764
Houston Texas Hotel Occupancy, Revenue Bonds, Refunding	5.00	9/1/2027	1,720,000	1,934,381
North Texas Tollway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2034	5,015,000	5,735,405
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	8,650,000	10,458,282
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	3,000,000	3,529,530
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2031	11,415,000	13,392,649
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	1,875,000	2,242,669
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2040	5,000,000	5,414,500
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2030	1,750,000	2,102,713
Pearland Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	2/15/2031	5,000,000	6,126,150
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2029	5,000,000	6,115,950
Southwest Higher Education Authority, Revenue Bonds, Refunding (Southern Methodist University)	5.00	10/1/2028	4,500,000	5,528,970
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	4.00	11/15/2036	2,250,000	2,514,105
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	4.00	11/15/2035	2,600,000	2,913,300
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Refunding (Baylor Scott & White Health Obligated Group) Ser. A	4.00	11/15/2034	1,000,000	1,123,860
Texas, GO, Refunding	5.00	10/1/2024	4,000,000	4,676,560
Texas, GO, Refunding	5.00	10/1/2023	4,220,000	4,438,469
Texas, GO, Refunding, Ser. A	5.00	10/1/2027	8,470,000	10,377,783
Texas Municipal Power Agency, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,507,850
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2033	5,000,000	5,995,800
				194,775,474
U.S. Related - .3%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.50	10/1/2033	1,000,000	1,082,050
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2029	2,000,000	2,276,380
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2028	2,000,000	2,284,300
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. ZZ	5.25	7/1/2028	2,500,000	[d] 1,618,750
				7,261,480
Utah - .5%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2031	2,400,000	2,915,280
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2030	2,000,000	2,441,080
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2029	2,500,000	3,067,200
Utah Associated Municipal Power Systems, Revenue Bonds, Refunding (Payson Power Project)	5.00	10/1/2021	5,675,000	[b] 5,961,247
				14,384,807
Vermont - .5%
University of Vermont & State Agricultural College, Revenue Bonds, Refunding	5.00	10/1/2040	740,000	850,719

39

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Vermont - .5% (continued)
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, Refunding (University of Vermont Medical Center Obligated Group) Ser. A	5.00	12/1/2032	10,000,000	11,799,800
				12,650,519
Virginia - .4%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	9,500,000	9,884,655
Washington - 3.4%
Energy Northwest, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	5,745,000	7,361,815
King County School District No. 411, GO, Refunding (Insured; School Board Guaranty)	4.50	12/1/2027	6,650,000	7,230,013
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	3/1/2028	1,750,000	2,018,818
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2029	1,000,000	1,152,120
Port of Seattle, Revenue Bonds, Ser. A	5.00	4/1/2030	2,840,000	3,257,366
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2031	1,250,000	1,685,650
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2032	1,000,000	1,339,280
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2029	1,180,000	1,568,598
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2030	1,000,000	1,359,260
Washington, GO, Refunding, Ser. B	5.00	7/1/2032	5,000,000	6,115,100
Washington, GO, Refunding, Ser. R-2015C	5.00	7/1/2031	5,400,000	6,449,814
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2029	1,000,000	1,330,060
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2028	1,250,000	1,628,100
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2030	1,300,000	1,757,574
Washington, GO, Ser. A1	5.00	8/1/2031	5,165,000	6,301,248
Washington, Revenue Bonds, Ser. C	5.00	9/1/2023	5,000,000	5,687,150
Washington, Revenue Bonds, Ser. C	5.00	9/1/2022	5,000,000	5,462,350
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B2	5.00	8/1/2025	3,000,000	3,462,180
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2032	2,500,000	3,153,225
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. B	5.00	10/1/2021	5,550,000	5,819,397
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	3/1/2038	4,500,000	5,115,555
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2025	1,700,000	1,918,824
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2026	2,000,000	2,290,580
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Virginia Manson Medical Center Obligated Group)	5.00	8/15/2027	2,175,000	2,526,458
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2029	500,000	626,910
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2031	790,000	998,220
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2032	500,000	627,235
Washington Higher Education Facilities Authority, Revenue Bonds (Seattle University Project)	5.00	5/1/2027	500,000	605,910
				88,848,810
Wisconsin - 1.1%
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2028	3,800,000	4,924,572
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2029	3,345,000	4,423,428
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2030	2,500,000	3,363,825

40

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.5% (continued)
Wisconsin - 1.1% (continued)
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2031	3,000,000	4,020,240
Wisconsin, GO, Refunding, Ser. 1	5.00	5/1/2027	5,400,000	6,819,822
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	1,000,000	1,150,790
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,000,000	2,295,060
WPPI Energy, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,000,000	1,149,970
				28,147,707
Total Investments (cost $2,506,011,664)			100.5%	2,661,091,194
Liabilities, Less Cash and Receivables			(0.5%)	(12,136,739)
Net Assets			100.0%	2,648,954,455

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

f Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $20,048,224 or .76% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	19.9
General	18.9
Transportation	13.2
Education	9.7
Medical	7.5
Airport	6.3
Water	5.9
School District	5.7
Tobacco Settlement	3.4
Development	2.3
Prerefunded	2.2
Single Family Housing	2.1
Power	1.1
Multifamily Housing	.6
Facilities	.4
Utilities	.4
Bond Bank	.4
Special Tax	.2
Pollution	.2
Nursing Homes	.1
100.5

† Based on net assets.

See notes to financial statements.

41

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0%
Alabama - 1.9%
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	6/1/2021	10,000,000	10,232,500
Black Belt Energy Gas District, Revenue Bonds, Ser. A	4.00	7/1/2022	9,125,000	9,671,040
				19,903,540
Arizona - 2.2%
Arizona, COP, Refunding, Ser. A	5.00	10/1/2022	8,000,000	8,796,000
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2022	500,000	537,755
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2024	870,000	988,468
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2023	800,000	885,936
Chandler Industrial Development Authority, Revenue Bonds (Intel Corp.)	5.00	6/3/2024	7,000,000	8,091,160
Maricopa County Industrial Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2021	725,000	756,371
The Yavapai County Industrial Development Authority, Revenue Bonds (Waste Management Project) Ser. A2	2.20	6/3/2024	3,350,000	3,453,816
				23,509,506
California - 3.1%
Bay Area Toll Authority, Revenue Bonds, Refunding, Ser. B	2.25	4/1/2022	7,500,000	7,664,250
California, GO (Build America Bonds)	7.95	3/1/2036	1,586	1,486
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2022	350,000	372,355
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2023	350,000	384,353
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	400,000	481,528
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	380,000	443,464
California Health Facilities Financing Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	0.02	9/1/2028	3,000,000	[a] 3,000,000
California Health Facilities Financing Authority, Revenue Bonds, Ser. D	5.00	11/1/2022	1,100,000	1,211,243
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J Paul Getty Trust) Ser. A, 1 Month LIBOR x.7 +.33%	0.44	4/1/2022	5,000,000	[b] 4,988,450
California Infrastructure & Economic Development Bank, Revenue Bonds, Ser. B	4.00	11/1/2025	1,025,000	1,199,383
California Pollution Control Financing Authority, Revenue Bonds, Refunding (American Water Capital Project)	0.60	9/1/2023	1,000,000	997,810
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2023	260,000	284,976
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2022	250,000	265,563
Patterson Public Financing Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	6/1/2021	240,000	246,420
San Diego County Regional Airport Authority, Revenue Bonds, Refunding	5.00	7/1/2023	2,000,000	2,245,480
San Diego County Regional Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,000,000	1,188,170
San Francisco City & County Airport Commission, Revenue Bonds, Refunding, Ser. H	5.00	5/1/2023	6,580,000	7,341,438
Western Placer Unified School District, Special Tax Bonds	2.00	6/1/2025	1,000,000	1,032,170
				33,348,539

42

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Colorado - 3.0%
Colorado Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2021	4,555,000	[c] 4,644,642
Colorado Housing & Finance Authority, Revenue Bonds (Multi-Family Project) Ser. B2	1.35	2/1/2022	5,000,000	5,025,200
Colorado Housing & Finance Authority, Revenue Bonds, Refunding (Insured; Government National Mortgage Association Collateral) Ser. K	3.88	5/1/2050	2,985,000	3,350,842
Colorado Housing & Finance Authority, Revenue Bonds, Ser. B	3.75	5/1/2050	2,220,000	2,460,093
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2022	6,500,000	7,111,520
Rio Blanco County School District No. Re-1, GO (Insured; State Aid Withholding) Ser. B	5.00	12/1/2022	1,000,000	1,107,330
University of Colorado, Revenue Bonds, Refunding (Green Bond) Ser. C	2.00	10/15/2024	7,500,000	7,950,450
				31,650,077
Connecticut - 2.8%
Connecticut, GO, Ser. A	5.00	4/15/2023	3,075,000	3,451,626
Connecticut, GO, Ser. C	3.00	6/1/2023	600,000	644,184
Connecticut, GO, Ser. C	4.00	6/1/2023	400,000	440,392
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2022	400,000	431,528
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. A2	5.00	7/1/2022	11,960,000	13,007,696
Connecticut Health & Educational Facilities Authority, Revenue Bonds, Refunding (Yale University) Ser. C2	5.00	2/1/2023	5,000,000	5,575,650
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. A1	4.00	11/15/2045	4,555,000	5,048,306
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. E-E3	1.63	11/15/2022	1,185,000	1,187,477
				29,786,859
District of Columbia - .7%
District of Columbia Water & Sewer Authority, Revenue Bonds, Ser. C	1.75	10/1/2024	7,000,000	7,274,820
Florida - 3.8%
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	4.00	12/1/2023	1,100,000	1,212,915
Alachua County Health Facilities Authority, Revenue Bonds, Refunding (Shands Teaching Hospital & Clinics Obligated Group)	5.00	12/1/2024	1,900,000	2,229,593
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2024	1,250,000	1,455,912
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2023	1,250,000	1,408,762
Broward County Airport System, Revenue Bonds, Ser. A	5.00	10/1/2022	1,250,000	1,359,062
Florida Housing Finance Corp., Revenue Bonds, Ser. A	1.25	2/1/2022	1,500,000	1,521,480
Florida Lottery, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2021	10,000,000	10,403,300
Hillsborough County School Board, COP, Refunding	5.00	7/1/2021	7,000,000	7,277,480
Lake County School Board, COP, Refunding, Ser. B	5.00	6/1/2027	1,620,000	1,743,428
Miami-Dade County Aviation, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	2,500,000	[c] 2,740,775
Orange County Health Facilities Authority, Revenue Bonds, Refunding (Orlando Health Obligated Group)	5.00	10/1/2021	3,890,000	4,076,642
Palm Beach County Airport System, Revenue Bonds, Refunding	5.00	10/1/2022	710,000	769,945
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	4.00	11/15/2020	2,000,000	2,011,360
Palm Beach County School District, COP, Refunding, Ser. A	5.00	8/1/2022	1,875,000	2,045,700
				40,256,354
Georgia - 2.8%
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2024	1,000,000	1,140,450

43

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Georgia - 2.8% (continued)
Atlanta Department of Aviation, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2023	1,500,000	1,649,835
Fayette County Hospital Authority, Revenue Bonds, Refunding (Piedmont Healthcare Obligated Group)	5.00	7/1/2024	2,000,000	2,288,720
Georgia Housing & Finance Authority, Revenue Bonds, Refunding, Ser. A2	3.75	12/1/2023	1,765,000	1,911,336
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2022	1,000,000	1,065,450
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2021	700,000	719,250
Main Street Natural Gas, Revenue Bonds, Ser. B	4.00	12/2/2024	2,600,000	2,954,094
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.35	12/11/2020	5,000,000	5,024,400
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	8,000,000	8,239,040
The Burke County Development Authority, Revenue Bonds (Georgia Power Company Plant Vogtle Project)	2.25	5/25/2023	5,000,000	5,186,400
				30,178,975
Hawaii - 1.1%
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,597,650
Honolulu City & County, GO (Honolulu Rail Transit Project) Ser. E	5.00	9/1/2023	5,000,000	5,600,550
				11,198,200
Illinois - 6.6%
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,175,000	1,188,371
Chicago Board of Education, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.25	12/1/2020	1,275,000	1,289,509
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2022	710,000	713,302
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2024	850,000	864,467
Chicago II, GO, Refunding, Ser. A	3.00	1/1/2023	730,000	740,746
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2025	5,000,000	5,533,500
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2023	500,000	531,545
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2024	500,000	543,300
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	3,440,000	3,633,913
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	3,000,000	3,169,110
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,093,540
Cook County II, GO, Refunding	5.00	11/15/2020	890,000	897,752
Illinois, GO, Refunding, Ser. A	5.00	10/1/2020	3,000,000	3,008,670
Illinois, GO, Ser. D	5.00	11/1/2021	5,000,000	5,185,700
Illinois, GO, Ser. D	5.00	11/1/2020	7,000,000	7,040,460
Illinois Finance Authority, Revenue Bonds (Northwestern Memorial Healthcare Obligated Group) Ser. B	5.00	12/15/2022	10,680,000	11,791,361
Illinois Finance Authority, Revenue Bonds, Refunding (Advocate Health Care Network Obligated Group)	5.00	8/1/2024	10,000,000	[c] 11,827,400
Illinois Housing Development Authority, Revenue Bonds (Century Woods) (Insured; Government National Mortgage Association Collateral)	1.90	10/1/2021	5,000,000	5,084,000
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2022	5,000,000	5,383,700
				69,520,346
Indiana - 1.4%
Center Grove Multi-Facility School Building Corp., BAN	2.50	12/15/2020	2,200,000	2,203,586
Hammond Multi-School Building Corp., Revenue Bonds, Refunding	4.00	1/15/2021	660,000	668,092
Indiana Finance Authority, Revenue Bonds, Refunding (Indiana University Health Obligated Group) Ser. C	5.00	12/1/2022	3,500,000	3,846,500

44

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Indiana - 1.4% (continued)
Indiana Finance Authority, Revenue Bonds, Refunding (Parkview Health System Obligated Group) (LOC; Wells Fargo Bank NA) Ser. B	0.03	11/1/2039	1,700,000	[a] 1,700,000
Whiting, Revenue Bonds (BP Products North America)	5.00	11/1/2022	6,000,000	6,565,320
				14,983,498
Kansas - .4%
Johnson County Unified School District No. 512, GO, Refunding, Ser. A	2.25	10/1/2023	3,790,000	3,796,216
Lenexa, GO, Ser. B	1.63	9/1/2021	1,000,000	1,000,770
				4,796,986
Kentucky - 3.6%
Carroll County, Revenue Bonds, Refunding (Kentucky Utilities Co.)	1.20	6/1/2021	6,000,000	6,000,660
Kentucky Property & Building Commission, Revenue Bonds (Project No. 122) Ser. A	5.00	11/1/2023	1,250,000	1,420,462
Kentucky Property & Building Commission, Revenue Bonds, Refunding, Ser. C	5.00	11/1/2021	10,000,000	10,550,500
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	6/1/2026	1,000,000	1,161,840
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,500,000	1,686,375
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	1.85	4/1/2021	13,500,000	13,587,345
Louisville & Jefferson County Metropolitan Government, Revenue Bonds, Refunding (Louisville Gas & Electric Co.)	2.55	5/3/2021	1,500,000	1,518,195
Owen County, Revenue Bonds, Refunding (Kentucky-American Water Obligated Group) Ser. 2020	0.70	9/1/2023	2,500,000	2,494,525
				38,419,902
Louisiana - .4%
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2025	1,100,000	1,329,779
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2024	1,000,000	1,170,480
Metropolitan Council of Baton Rouge and Parish of East Baton Rouge, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2023	1,100,000	1,242,153
				3,742,412
Maine - .4%
Maine Housing Authority, Revenue Bonds, Ser. F	4.25	11/15/2048	3,850,000	4,281,469
Maryland - 1.7%
Harford County, GO, Refunding, Ser. B	5.00	7/1/2023	6,125,000	6,958,429
Maryland, GO, Refunding, Ser. B	5.00	8/1/2022	10,000,000	10,930,600
				17,889,029
Massachusetts - 2.9%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5, 1 Month MUNIPSA +.42%	0.51	1/27/2022	5,500,000	[b] 5,487,075
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2022	550,000	587,719
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2021	575,000	593,044
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2024	720,000	838,922
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2021	250,000	261,745

45

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Massachusetts - 2.9% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2022	275,000	298,933
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2023	300,000	337,905
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2022	3,000,000	3,195,030
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	4.00	7/1/2021	1,000,000	1,021,970
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	2,000,000	2,130,020
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2021	1,150,000	1,184,730
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	5,000,000	5,114,050
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2023	350,000	387,534
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2022	500,000	535,710
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2024	500,000	571,135
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	5,000,000	5,516,650
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,600,000	[d] 2,655,978
				30,718,150
Michigan - 2.3%
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2021	500,000	518,195
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/2021	1,000,000	1,036,390
Michigan Finance Authority, Revenue Bonds (Trinity Health) 1 Month LIBOR x.67 +.54%	0.65	12/1/2020	13,500,000	[b] 13,495,545
Michigan Housing Development Authority, Revenue Bonds, Ser. A1	1.50	10/1/2022	1,000,000	1,000,720
Michigan Strategic Fund, Revenue Bonds (Consumers Energy Co.)	1.80	10/1/2024	6,650,000	6,905,094
Michigan Strategic Fund, Revenue Bonds, Refunding, Ser. CC	1.45	9/1/2021	1,000,000	1,004,950
				23,960,894
Minnesota - 1.5%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	6,340,000	6,914,594
Minnesota Housing Finance Agency, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. B	3.50	7/1/2050	1,480,000	1,642,060
Rochester, Revenue Bonds, Refunding (Mayo Clinic) Ser. C	4.50	11/15/2021	5,110,000	5,307,553
Rochester Independent School District No. 535, COP, Ser. B	5.00	2/1/2022	1,560,000	1,663,818
				15,528,025
Missouri - .9%
Missouri Board of Public Buildings, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2026	2,000,000	2,147,240
Missouri Development Finance Board, Revenue Bonds, Refunding (The Nelson Gallery Foundation) Ser. A	3.00	12/1/2022	3,540,000	3,750,595
Missouri Housing Development Commission, Revenue Bonds (Insured; GNMA/FNMA/FHLMC) Ser. A	3.50	11/1/2050	2,500,000	2,772,150

46

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Missouri - .9% (continued)
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	0.04	1/1/2039	1,100,000	[a] 1,100,000
				9,769,985
Montana - .2%
Montana Board of Investments, Revenue Bonds, Refunding	1.00	3/1/2028	2,000,000	[a] 2,004,460
Nebraska - .5%
Nebraska Investment Finance Authority, Revenue Bonds, Refunding (Insured; GNMA/FNMA/FHLMC) Ser. E	3.75	9/1/2049	4,550,000	4,938,570
Nevada - 2.4%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2024	1,175,000	1,277,730
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2022	8,220,000	8,869,216
Clark County School District, GO, Refunding, Ser. D	5.00	6/15/2021	3,000,000	3,104,790
Las Vegas Valley Water District, GO, Refunding, Ser. C	5.00	6/1/2022	4,000,000	4,143,880
Washoe County, Revenue Bonds, Refunding (Sierra Pacific Power Co.)	2.05	4/15/2022	7,500,000	7,607,925
				25,003,541
New Hampshire - .6%
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A3	2.15	7/1/2024	4,000,000	4,111,560
New Hampshire Business Finance Authority, Revenue Bonds, Refunding (Waste Management) Ser. A4	2.15	7/1/2024	2,000,000	2,055,780
				6,167,340
New Jersey - 4.1%
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2021	1,000,000	1,017,500
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2023	1,500,000	1,554,450
New Jersey Economic Development Authority, Revenue Bonds, Refunding (American Water Co.) Ser. B	1.20	6/1/2023	2,500,000	2,536,975
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2024	1,750,000	2,010,925
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. B	5.25	12/15/2022	5,000,000	5,468,250
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2022	10,000,000	10,660,100
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2021	3,400,000	3,499,620
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.25	12/15/2021	10,000,000	10,549,500
The Bergen County Improvement Authority, Revenue Bonds, Refunding (Insured; County Guaranteed) Ser. A	3.00	8/15/2022	1,000,000	1,048,590
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2021	5,000,000	5,166,000
				43,511,910
New Mexico - 1.4%
New Mexico Finance Authority, Revenue Bonds, Ser. C	5.00	6/1/2022	4,200,000	4,351,746
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2022	1,000,000	1,059,160
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2021	1,210,000	1,260,638
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	4.00	5/1/2021	1,200,000	1,228,692
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2025	5,500,000	6,567,110
				14,467,346

47

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
New York - 13.2%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2023	1,225,000		1,381,604
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2022	875,000		953,873
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/15/2021	840,000		883,042
Long Island Power Authority, Revenue Bonds, Ser. B	1.65	9/1/2024	7,000,000		7,221,970
Metropolitan Transportation Authority, BAN, Ser. A	5.00	3/1/2022	10,000,000		10,479,100
Metropolitan Transportation Authority, BAN, Ser. A1	5.00	2/1/2023	10,000,000		10,513,000
Metropolitan Transportation Authority, BAN, Ser. D1	5.00	9/1/2022	10,000,000		10,443,600
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,200,000		2,356,684
New York City, GO (LOC; Bank of America NA) Ser. E	0.03	8/1/2034	1,300,000	[a]	1,300,000
New York City, GO (LOC; Mizuho Bank) Ser. G6	0.02	4/1/2042	100,000	[a]	100,000
New York City, GO, Ser. D3	5.00	2/1/2024	5,000,000		5,605,850
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2023	4,100,000		4,620,536
New York City Housing Development Corp., Revenue Bonds, Ser. C2	1.70	7/1/2021	10,000,000		10,015,800
New York City Housing Development Corp., Revenue Bonds, Ser. D2	0.70	11/1/2024	2,000,000		1,997,740
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	0.97	3/1/2023	2,000,000	[d]	1,980,000
New York City Transitional Finance Authority, Revenue Bonds (Build America Bonds)	4.44	8/1/2021	8,870,000		8,899,271
New York City Transitional Finance Authority, Revenue Bonds, Ser. 1C	0.02	11/1/2022	2,500,000	[a]	2,500,000
New York City Water & Sewer System, Revenue Bonds (Liquidity Agreement; BMO Harris Bank NA) Ser. BB	0.03	6/15/2049	400,000	[a]	400,000
New York City Water & Sewer System, Revenue Bonds (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale) Ser. FF2	0.02	6/15/2044	7,000,000	[a]	7,000,000
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.03	6/15/2035	6,200,000	[a]	6,200,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank HessenThuringen Girozentrale) Ser. BB1	0.04	6/15/2039	2,300,000	[a]	2,300,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2021	1,000,000		1,038,180
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. 2020A	5.00	7/1/2023	1,000,000		1,125,450
New York State Housing Finance Agency, Revenue Bonds (Green Bond) (Insured; SONYMA/GNMA/FNMA/FHLMC) Ser. K	1.50	5/1/2021	5,000,000		5,032,400
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.55	11/1/2022	2,000,000		2,081,180
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. I	2.65	5/1/2023	2,000,000		2,104,200
New York State Housing Finance Agency, Revenue Bonds (Green Bond) Ser. P	1.60	11/1/2024	5,000,000		5,044,700
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. N	1.50	11/1/2023	1,000,000		1,008,050
New York State Housing Finance Agency, Revenue Bonds (Insured; SONYMA/FNMA/FHLMC) Ser. O	1.45	5/1/2023	1,500,000		1,508,205
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.85	11/1/2024	1,250,000		1,251,200
New York State Housing Finance Agency, Revenue Bonds, Ser. E	0.95	5/1/2025	1,000,000		1,002,160
New York State Housing Finance Agency, Revenue Bonds, Ser. J	2.50	5/1/2022	1,500,000		1,501,620

48

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
New York - 13.2% (continued)
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 186th	3.95	4/1/2025	4,880,000	5,298,509
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 191th	3.00	10/1/2024	1,000,000	1,074,890
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2027	1,425,000	1,614,140
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2026	1,625,000	1,847,479
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	0.03	1/1/2031	1,800,000	[a] 1,800,000
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. D, 1 Month SOFR x.67 +.50%	0.55	10/1/2020	5,000,000	[b] 4,999,350
Yonkers, BAN, Ser. C	2.00	9/18/2020	3,675,000	3,677,609
				140,161,392
North Carolina - .1%
North Carolina Eastern Municipal Power Agency, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. B	6.00	1/1/2022	1,250,000	1,344,187
Ohio - 3.1%
Allen County Hospital Facilities, Revenue Bonds (LOC; Bank of Montreal) Ser. C	0.05	6/1/2034	1,900,000	[a] 1,900,000
Allen County Hospital Facilities, Revenue Bonds (Mercy Health Project) Ser. B	5.00	5/5/2022	3,000,000	3,206,070
American Municipal Power, Revenue Bonds (Combined Hydroelectric Project) Ser. A	2.25	8/15/2021	2,500,000	2,514,525
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B1	1.85	6/1/2029	2,400,000	2,414,160
Miami University, Revenue Bonds, Refunding	5.00	9/1/2022	1,590,000	1,665,334
Ohio, GO, Refunding, Ser. B	5.00	9/15/2023	5,000,000	5,726,900
Ohio, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group) Ser. A	5.00	1/1/2024	1,650,000	1,895,866
Ohio Higher Educational Facility Commission, Revenue Bonds, Refunding (Cleveland Clinic Health System Obligated Group)	5.00	1/1/2025	5,000,000	5,306,200
Ohio Housing Finance Agency, Revenue Bonds (Neilan Park Apartments)	1.75	6/1/2021	3,150,000	3,186,225
Ohio Housing Finance Agency, Revenue Bonds (RAD East Project)	2.45	5/1/2021	5,020,000	5,086,866
				32,902,146
Oklahoma - 1.6%
Tulsa, GO	5.00	3/1/2023	5,000,000	5,599,150
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2024	5,000,000	5,285,950
Tulsa County Independent School District No. 1, GO, Ser. B	2.00	8/1/2025	6,150,000	6,564,325
				17,449,425
Oregon - .9%
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,375,000	2,436,584
Gilliam County, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	2,500,000	2,515,700
Oregon Housing & Community Services Department, Revenue Bonds, Ser. D	4.75	1/1/2050	3,815,000	4,304,274
				9,256,558
Pennsylvania - 4.7%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	7/15/2023	2,200,000	2,472,954
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (University of Pittsburgh Medical Center Obligated Group) Ser. A	5.00	7/15/2022	1,500,000	1,623,960
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2022	3,000,000	3,227,460

49

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Pennsylvania - 4.7% (continued)
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2022	1,000,000		1,072,240
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (AICUP Financing Program Gwynedd Mercy University Project)	4.00	5/1/2022	985,000		1,008,423
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Gwynedd Mercy University Project)	3.00	5/1/2021	1,080,000		1,091,297
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2023	500,000		562,800
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	5.00	9/1/2022	600,000		651,078
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	1.75	8/1/2024	5,000,000		5,123,650
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	4,500,000		4,683,600
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	0.70	8/2/2021	1,250,000		1,251,025
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Shippensburg University of Pennsylvania)	6.00	10/1/2021	2,000,000	[c]	2,119,740
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2024	500,000		564,350
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2022	225,000		240,527
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	4.00	11/1/2021	200,000		207,492
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C, 1 Month LIBOR x.7 +.64%	0.77	12/1/2020	2,500,000	[b]	2,500,025
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2023	1,100,000		1,242,362
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2020	500,000		500,000
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2022	6,500,000		7,066,930
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. 2020	5.00	9/1/2021	5,000,000		5,214,800
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. C	5.00	9/1/2021	1,500,000		1,500,000
The Philadelphia School District, GO, Refunding (Insured; State Aid Withholding) Ser. F	5.00	9/1/2023	5,000,000		5,647,100
				49,571,813
Rhode Island - .3%
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds	3.50	10/1/2050	2,500,000		2,788,475
South Carolina - .7%
Patriots Energy Group Financing Agency, Revenue Bonds, Ser. A	4.00	2/1/2024	5,000,000		5,546,300
Renewable Water Resources, Revenue Bonds, Refunding	5.00	1/1/2023	1,865,000		1,984,304
				7,530,604
Tennessee - .1%
Knox County Health Educational & Housing Facility Board, Revenue Bonds (Clear Springs Apartments Project)	1.80	5/1/2021	1,000,000		1,009,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.06	2/1/2036	115,000	[a]	115,000
				1,124,000

50

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Texas - 14.4%
Alamo Heights Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	3.00	2/1/2021	1,500,000		1,516,365
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2026	420,000		530,750
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2025	375,000		460,969
Amarillo Drainage Utility , Revenue Bonds	5.00	8/15/2024	370,000		439,035
Austin Airport System, Revenue Bonds, Refunding	5.00	11/15/2021	2,500,000		2,639,075
Austin Airport System, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2024	600,000		702,828
Central Texas Regional Mobility Authority, BAN	4.00	1/1/2022	4,000,000		4,104,360
Corpus Christi, GO	5.00	3/1/2027	2,365,000		2,421,500
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2025	2,500,000		3,054,925
Dallas Fort Worth International Airport, Revenue Bonds, Refunding	5.00	11/1/2026	2,400,000		3,013,488
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2023	1,000,000		1,143,150
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. A	5.00	11/1/2024	2,000,000		2,369,720
Dallas Housing Finance Corp., Revenue Bonds	1.51	7/1/2023	2,000,000		2,046,540
Denton Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	8/1/2023	5,000,000		5,232,800
Fort Bend Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	1.95	8/1/2022	845,000		869,125
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.75	8/1/2022	5,000,000		5,226,750
Georgetown Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000		5,226,900
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	1.59	10/1/2022	2,625,000		2,685,611
Harris County-Houston Sports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2022	6,500,000		7,002,970
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C, 1 Month LIBOR x.7 +.36%	0.48	8/1/2021	5,000,000	[b]	4,987,250
Houston Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A2	2.25	6/1/2022	3,500,000		3,614,485
Hutto Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. 2015	2.00	8/1/2025	2,000,000		2,131,740
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2025	1,500,000		1,846,365
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. A	5.00	8/15/2021	12,700,000		13,284,962
Mansfield Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.50	8/1/2021	3,500,000		3,568,285
Matagorda County Navigation District No. 1, Revenue Bonds, Refunding	0.90	9/1/2023	3,750,000		3,740,475
New Caney Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	3.00	8/15/2021	6,000,000		6,150,540
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2023	2,500,000		2,768,175
Northside Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	2.00	6/1/2021	5,000,000		5,061,100
Pasadena Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	1.50	8/15/2024	4,000,000		4,168,680
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. A	2.25	8/15/2022	3,450,000		3,579,513
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	9,725,000		10,267,169

51

STATEMENT OF INVESTMENTS (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Texas - 14.4% (continued)
Round Rock Independent School District, GO (Insured; Permanent School Fund Guarantee Program)	1.50	8/1/2021	6,355,000	6,384,932
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,230,000	1,364,095
San Antonio Airport System, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	1,000,000	1,114,060
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding	1.75	12/1/2025	2,500,000	2,611,825
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. 2019	2.75	12/1/2022	2,250,000	2,363,490
San Antonio Electric & Gas Systems, Revenue Bonds, Refunding, Ser. B	2.00	12/1/2021	5,000,000	5,058,850
Sherman Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.00	8/1/2023	5,000,000	5,229,850
Travis County, GO, Refunding	5.00	3/1/2023	1,100,000	1,179,651
University of Houston, Revenue Bonds, Refunding, Ser. A	5.00	2/15/2022	10,000,000	10,688,400
				151,850,753
U.S. Related - .3%
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2023	825,000	831,369
Antonio B Won International Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2022	1,000,000	1,009,100
Puerto Rico Highways & Transportation Authority, TRAN, Ser. K	5.00	12/31/2049	2,885,000	[e] 1,269,400
				3,109,869
Utah - .3%
Utah County, Revenue Bonds (IHC Health Services Obligated Group) Ser. B	5.00	8/1/2024	3,000,000	3,521,220
Virginia - 2.6%
Charles City County Economic Development Authority, Revenue Bonds (Waste Management)	2.40	5/2/2022	1,750,000	1,795,377
Fairfax County Industrial Development Authority, Revenue Bonds, Refunding (Inova Health System Obligated Group) Ser. B1	5.00	5/15/2021	3,900,000	4,002,492
Gloucester County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.40	5/2/2022	1,500,000	1,538,895
King George County Economic Development Authority, Revenue Bonds (Waste Management) Ser. A	2.50	6/1/2023	2,000,000	[a] 2,070,040
Peninsula Ports Authority, Revenue Bonds, Refunding (Dominion Terminal Associates Project)	1.70	10/1/2022	4,500,000	4,552,110
Sussex County Industrial Development Authority, Revenue Bonds, Ser. A	2.40	5/2/2022	1,750,000	1,795,377
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	1,090,000	1,320,328
Virginia Port Authority Commonwealth Port Fund, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2024	1,250,000	1,465,787
Westmoreland County Industrial Development Authority, Revenue Bonds (Westmoreland County)	2.00	6/1/2022	7,500,000	7,663,350
Wise County Industrial Development Authority, Revenue Bonds (Virginia Electric & Power Co. Project) Ser. A	0.75	9/2/2025	1,000,000	997,720
				27,201,476
Washington - 2.8%
Port of Seattle, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2025	3,000,000	3,119,700
University of Washington, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	2,260,000	2,455,490
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2023	1,480,000	1,631,907
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2024	1,700,000	1,950,920
University of Washington, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2022	1,500,000	1,580,655
University of Washington, Revenue Bonds, Ser. A	5.00	5/1/2022	7,575,000	7,992,913
Vancouver Housing Authority, Revenue Bonds (Anthem Park & Columbia Housing Project)	2.00	6/1/2023	5,000,000	5,096,350
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2024	1,500,000	1,729,725

52

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.0% (continued)
Washington - 2.8% (continued)
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2023	1,500,000	1,660,230
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2022	1,110,000	1,176,045
Whatcom County School District No. 502, GO (Insured; School Board Guaranty)	3.00	12/1/2023	1,015,000	1,105,508
				29,499,443
West Virginia - .2%
West Virginia Economic Development Authority, Revenue Bonds (Appalachian Power Company Amos Project) Ser. A	1.70	9/1/2020	2,500,000	2,500,000
Wisconsin - 1.0%
Howard, NAN	4.00	12/1/2022	5,000,000	5,226,900
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding, Ser. B5	5.00	12/3/2024	5,000,000	5,916,650
				11,143,550
Total Long-Term Municipal Investments (cost $1,033,492,933)			1,047,765,644

Short-Term Municipal Investments - 1.9%
California - .0%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	3.00	6/1/2021	400,000	408,144
Connecticut - .1%
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2021	500,000	512,460
Indiana - .3%
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds (Fieldhouse Project) Ser. B	1.45	6/1/2021	3,500,000	3,500,140
Kentucky - 1.0%
Kentucky Rural Water Finance Corp., Revenue Bonds, Refunding (Public Construction Project)	1.45	6/1/2021	10,100,000	10,126,866
New York - .5%
Board of Cooperative Educational Services for the Sole Supervisory District, RAN (Insured; State Aid Withholding)	2.00	6/23/2021	5,000,000	5,061,450
Pennsylvania - .0%
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	3.00	11/1/2020	400,000	401,468
Total Short-Term Municipal Investments (cost $19,959,893)			20,010,528
Total Investments (cost $1,053,452,826)			100.9%	1,067,776,172
Liabilities, Less Cash and Receivables			(0.9%)	(9,970,459)
Net Assets			100.0%	1,057,805,713

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Variable rate security—rate shown is the interest rate in effect at period end.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing—security in default.

53

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	14.4
School District	13.6
Medical	9.1
Education	8.9
General Obligation	8.5
Multifamily Housing	6.4
Airport	6.2
Development	6.2
Transportation	5.2
Water	4.5
Power	4.3
Single Family Housing	3.3
Prerefunded	2.0
Tobacco Settlement	1.7
Utilities	1.6
Pollution	1.2
Facilities	1.2
Build America Bonds	.8
Student Loan	.7
Housing	.5
Bond Bank	.3
Nursing Homes	.2
Special Tax	.1
100.9

† Based on net assets.

See notes to financial statements.

54

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2%
California - 1.6%
California Health Facilities Financing Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. B	0.02	9/1/2028	3,100,000	[a]	3,100,000
Illinois - 2.7%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000		575,110
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000		562,200
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,285,000		1,328,523
Chicago II, GO, Ser. A	5.00	1/1/2024	500,000		543,300
Illinois, GO	5.25	2/1/2029	2,000,000		2,154,700
				5,163,833
Kentucky - 1.8%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	1,000,000		1,124,250
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	2,000,000		2,263,620
				3,387,870
Nebraska - 1.2%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	2,000,000		2,311,620
New Jersey - 4.9%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,250,000		1,265,550
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,000,000		2,111,500
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2027	2,000,000		2,159,320
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	725,000		858,697
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	625,000		784,400
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	875,000		1,114,304
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	875,000		1,121,759
				9,415,530
New York - 6.7%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	1,625,000		1,740,733
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	1,000,000		1,097,730
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,350,000		1,512,999
New York City Transitional Finance Authority, Revenue Bonds (SPA; JPMorgan Chase Bank NA) Ser. A4	0.02	8/1/2045	500,000	[a]	500,000
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank Hessen-Thuringen Girozentrale) Ser. BB2	0.05	6/15/2039	800,000	[a]	800,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. F1	0.03	6/15/2033	1,800,000	[a]	1,800,000
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,675,000		1,697,227
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[b]	2,387,947
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,350,000		1,440,248
				12,976,884
Pennsylvania - 80.5%
Allegheny County Higher Education Building Authority, Revenue Bonds, Refunding (Duquesne University)	5.00	3/1/2026	1,000,000		1,223,710

55

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 80.5% (continued)
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2030	1,000,000		1,245,940
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	5.00	7/15/2034	545,000		689,207
Allegheny County Port Authority, Revenue Bonds, Refunding	5.25	3/1/2024	2,000,000		2,047,940
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2021	1,250,000	[c]	1,291,750
Beaver County Hospital Authority, Revenue Bonds, Refunding (Heritage Valley Health System)	5.00	5/15/2021	1,345,000	[c]	1,389,923
Boyertown Area School District, GO (Insured; State Aid Withholding)	5.00	4/1/2024	1,060,000	[c]	1,236,055
Capital Region Water, Revenue Bonds, Refunding	5.00	7/15/2026	750,000		920,220
Chartiers Valley School District, GO (Insured; State Aid Withholding) Ser. B	5.00	10/15/2040	1,500,000		1,766,955
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2038	600,000		704,154
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2037	910,000		1,071,662
Chester County Health & Education Facilities Authority, Revenue Bonds (Main Line Health System Obligated Group) Ser. A	4.00	9/1/2039	970,000		1,134,735
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2034	375,000		486,731
Chester County Industrial Development Authority, Revenue Bonds (Longwood Gardens Project)	5.00	12/1/2033	740,000		964,871
Clarion County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,200,000		1,298,556
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2032	2,500,000		3,131,975
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2032	1,000,000		1,281,520
Cumberland County Municipal Authority, Revenue Bonds (Penn State Health Obligated Group)	5.00	11/1/2034	1,000,000		1,271,300
Dallastown Area School District, GO, Refunding (Insured; State Aid Withholding)	5.00	4/15/2031	1,400,000		1,676,444
Dauphin County General Authority, Revenue Bonds, Refunding (Pinnacle Health Systems Project) Ser. A	5.00	6/1/2029	1,000,000		1,196,480
Downingtown Area School District, GO (Insured; State Aid Withholding) Ser. C	5.00	8/1/2030	1,455,000		1,833,809
Easton Area School District, GO (Insured; State Aid Withholding) Ser. A	5.00	4/1/2029	1,090,000		1,347,447
Erie County, GO, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. A	5.50	9/1/2022	1,640,000		1,808,641
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.07	12/1/2026	275,000		280,877
Erie Water Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	2.16	12/1/2027	650,000		666,426
Franklin County, GO, Refunding	4.00	11/1/2032	1,205,000		1,387,594
Garnet Valley School District, GO, Refunding (Insured; State Aid Withholding)	4.00	4/1/2027	1,000,000		1,151,680
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2035	1,100,000		1,413,753
Lancaster County Solid Waste Management Authority, Revenue Bonds (Insured; County Guaranty) Ser. B	5.00	12/15/2033	1,895,000		2,165,038
Lebanon School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	4.00	6/15/2031	1,500,000		1,731,105
Lower Merion Township, GO, Ser. B	4.00	7/15/2033	495,000		549,163
Lower Merion Township, GO, Ser. B	4.00	7/15/2034	515,000		570,718

56

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 80.5% (continued)
Lower Merion Township, GO, Ser. B	4.00	7/15/2030	440,000		492,747
Lower Merion Township, GO, Ser. B	4.00	7/15/2031	460,000		514,013
Lower Merion Township, GO, Ser. B	4.00	7/15/2029	425,000		477,114
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (The Hill School Project)	5.00	8/15/2037	500,000		592,960
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Obligated Group)	5.00	9/1/2030	1,600,000		2,002,000
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2034	1,000,000		1,135,840
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2035	1,000,000		1,248,670
Mount Lebanon Hospital Authority, Revenue Bonds (St. Clair Memorial Hospital Project)	5.00	7/1/2036	1,105,000		1,372,697
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lafayette College) Ser. A	5.00	11/1/2043	2,000,000		2,217,500
Northampton County General Purpose Authority, Revenue Bonds, Refunding (Lehigh University) Ser. A	4.00	11/15/2035	1,030,000		1,173,510
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.) Ser. 2nd	3.00	9/15/2033	530,000		582,989
Pennsylvania, GO, Ser. 1st	5.00	3/15/2028	2,200,000		2,618,726
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	2,000,000		2,081,600
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.15	11/1/2021	2,375,000		2,415,114
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Amtrak Project) Ser. A	5.00	11/1/2026	1,000,000		1,092,240
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Forum Place Project)	5.00	3/1/2022	1,000,000	[c]	1,071,250
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (UPMC Obligated Group)	4.00	3/15/2032	1,690,000		1,914,449
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Insured; Build American Mutual) Ser. AT1	5.00	6/15/2027	1,000,000		1,224,760
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (Temple University) Ser. 1st	5.00	4/1/2022	1,000,000	[c]	1,075,210
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The Trustees of the University of Pennsylvania) Ser. A	5.00	8/15/2032	1,000,000		1,228,480
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2033	1,000,000		1,289,360
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds (The University of Pennsylvania Health System Obligated Group) Ser. E	4.00	8/15/2034	1,000,000		1,152,560
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Drexel University)	5.00	5/1/2028	1,855,000		2,328,748
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	5/1/2029	1,115,000		1,456,257
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (St. System of Higher Education) Ser. AQ	5.00	6/15/2025	1,000,000		1,200,650
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (The University of Pennsylvania Health System Obligated Group)	5.00	8/15/2035	1,200,000		1,404,468
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Sciences)	5.00	11/1/2025	1,000,000		1,100,000
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 122th	3.65	10/1/2032	2,000,000		2,182,540

57

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 80.5% (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 2019-131A	3.50	4/1/2049	1,980,000		2,144,736
Pennsylvania Housing Finance Agency, Revenue Bonds, Ser. 114C	3.65	10/1/2037	1,000,000		1,014,840
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2040	1,260,000		1,499,387
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2038	1,230,000		1,488,054
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2025	2,500,000		3,051,275
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. 2nd	5.00	12/1/2034	1,000,000		1,229,210
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2030	1,325,000		1,619,534
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. A1	5.25	12/1/2035	2,280,000		2,658,275
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2032	1,000,000		1,202,610
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A	5.00	12/1/2022	2,415,000	[c]	2,671,884
Philadelphia, GO, Refunding	5.00	8/1/2029	1,000,000		1,249,110
Philadelphia, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	8/1/2030	1,275,000		1,609,216
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2029	1,000,000		1,249,110
Philadelphia, GO, Ser. B	5.00	2/1/2028	1,085,000		1,391,306
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000		2,352,560
Philadelphia Authority for Industrial Development, Revenue Bonds (Green Bond) Ser. A	5.00	2/15/2034	1,250,000		1,544,588
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2027	850,000		1,069,861
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding (St. Joseph's University)	5.00	11/1/2026	850,000		1,047,668
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2031	2,000,000		2,318,180
Philadelphia Authority for Industrial Development, Revenue Bonds, Refunding, Ser. 2016	5.00	4/1/2025	1,500,000		1,782,030
Philadelphia Industrial Development Authority, Revenue Bonds, Refunding (Children's Hospital of Philadelphia Project)	4.00	7/1/2036	1,000,000		1,143,940
Philadelphia Water & Wastewater, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2031	2,000,000		2,376,340
Philadelphia Water & Wastewater, Revenue Bonds, Ser. A	5.00	1/1/2036	2,830,000		2,863,705
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2033	325,000		356,665
Pittsburgh, GO, Refunding, Ser. A	3.00	9/1/2032	500,000		551,500
Pittsburgh, GO, Refunding, Ser. A	4.00	9/1/2030	500,000		604,105
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2032	1,000,000		1,179,250
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2024	940,000		1,111,362
Pittsburgh & Allegheny County Sports & Exhibition Authority, Revenue Bonds	5.00	12/15/2023	855,000		976,239
Pittsburgh Water & Sewer Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.00	9/1/2023	2,580,000	[c]	2,944,038
Pittsburgh Water & Sewer Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/1/2026	1,000,000		1,257,180
Selinsgrove Area School District, GO, Refunding (Insured; State Aid Withholding) Ser. B	3.00	3/1/2026	1,095,000		1,196,189

58

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 100.2% (continued)
Pennsylvania - 80.5% (continued)
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group)	5.00	6/1/2038	1,000,000	1,254,330
Southcentral Pennsylvania General Authority, Revenue Bonds, Refunding (Wellspan Health Obligated Group) Ser. A	5.00	6/1/2027	2,085,000	2,393,497
State Public School Building Authority, Revenue Bonds (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2022	1,000,000	[c] 1,074,380
State Public School Building Authority, Revenue Bonds, Refunding (The School District of Philadelphia) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	6/1/2024	2,000,000	2,304,920
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding)	4.00	11/15/2027	1,975,000	2,196,477
Susquehanna Township School District, GO, Refunding (Insured; State Aid Withholding) Ser. R	3.00	5/15/2031	1,730,000	1,952,789
The Canonsburg-Houston Joint Authority, Revenue Bonds, Ser. A	5.00	12/1/2023	1,260,000	1,432,267
The Pennsylvania State University, Revenue Bonds, Ser. A	5.00	9/1/2033	1,010,000	1,228,685
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2028	500,000	642,065
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2036	1,365,000	1,696,381
Tredyffrin Easttown School District, GO (Insured; State Aid Withholding)	5.00	2/15/2034	240,000	300,883
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2036	250,000	302,265
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2037	275,000	331,691
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2034	350,000	425,418
Upper Merion Area School District, GO (Insured; State Aid Withholding)	5.00	1/15/2035	420,000	509,275
Upper Moreland Township School District, GO (Insured; State Aid Withholding)	4.00	10/1/2033	780,000	830,497
Upper St. Clair Township School District, GO (Insured; State Aid Withholding)	5.00	10/1/2041	1,000,000	1,154,290
West Chester Area School District, GO, Refunding (Insured; State Aid Withholding)	2.00	3/15/2031	820,000	869,790
West Mifflin Area School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/2026	1,000,000	1,221,460
Westmoreland County Municipal Authority, Revenue Bonds, Refunding (Insured; Build America Mutual)	5.00	8/15/2028	1,000,000	1,217,700
Whitemarsh Township, GO, Refunding	4.00	11/15/2039	1,000,000	1,082,300
Whitemarsh Township, GO, Refunding	4.00	11/15/2035	605,000	659,480
				155,417,618
U.S. Related - .8%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,500,000	1,557,270
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	800,000	[d] 87,000
				1,644,270
Total Investments (cost $182,084,198)			100.2%	193,417,625
Liabilities, Less Cash and Receivables			(0.2%)	(301,997)
Net Assets			100.0%	193,115,628

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $2,387,947 or 1.24% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Non-income producing—security in default.

59

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Medical	15.2
Education	12.8
School District	12.0
General Obligation	11.9
General	9.4
Transportation	8.6
Water	7.7
Prerefunded	6.6
Development	3.9
Tobacco Settlement	3.2
Single Family Housing	2.8
Pollution	2.4
Facilities	1.7
Airport	1.2
Multifamily Housing	.8
100.2

† Based on net assets.

See notes to financial statements.

60

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4%
District of Columbia - .3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2035	1,000,000	1,135,800
Illinois - 2.2%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	1,000,000	1,150,220
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	1,000,000	1,124,400
Chicago II, GO, Ser. A	5.00	1/1/2023	1,970,000	2,094,287
Illinois, GO, Ser. D	5.00	11/1/2026	2,500,000	2,798,775
				7,167,682
Kentucky - 1.9%
Kentucky Public Energy Authority, Revenue Bonds, Ser. B	4.00	1/1/2025	2,500,000	2,810,625
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	3,000,000	3,395,430
				6,206,055
Massachusetts - 84.6%
Belmont, GO	4.00	6/1/2031	1,260,000	1,587,235
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2030	1,000,000	1,246,930
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2028	1,000,000	1,263,630
Berkshire Wind Power Cooperative Corp., Revenue Bonds, Refunding (Green Bond) (Berkshire Wind Project) Ser. 2	5.00	7/1/2026	475,000	589,879
Collegiate Charter School of Lowell, Revenue Bonds	4.00	6/15/2024	315,000	319,001
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2029	485,000	512,883
Collegiate Charter School of Lowell, Revenue Bonds	5.00	6/15/2039	1,000,000	1,027,720
Dedham, GO	4.00	6/15/2029	495,000	572,255
Framingham, GO, Refunding	5.00	12/1/2028	420,000	544,459
Framingham, GO, Refunding	5.00	12/1/2029	365,000	469,189
Hingham, GO	3.00	2/15/2036	375,000	416,925
Hingham, GO	3.00	2/15/2035	860,000	960,087
Hingham, GO	3.00	2/15/2034	1,240,000	1,393,884
Hingham, GO	4.00	2/15/2030	345,000	430,563
Hingham, GO	4.00	2/15/2031	315,000	390,269
Hingham, GO	4.00	2/15/2032	425,000	523,354
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2034	845,000	1,005,922
Manchester Essex Regional School District, GO (School Project Loan-Chapter 70B)	4.00	2/1/2033	590,000	707,263
Mansfield, GO	4.00	5/15/2030	845,000	969,139
Mansfield, GO	4.00	5/15/2029	815,000	939,483
Massachusetts, GO, Refunding, Ser. A, 3 Month LIBOR x.67 +.55%	0.72	11/1/2025	2,500,000	[a] 2,489,525
Massachusetts, GO, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,294,300
Massachusetts, GO, Ser. A	5.00	3/1/2031	2,250,000	2,600,145
Massachusetts Bay Transportation Authority, Revenue Bonds, Refunding	5.00	7/1/2031	2,000,000	2,726,720
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2028	1,250,000	1,395,600
Massachusetts Clean Energy Cooperative Corp., Revenue Bonds	5.00	7/1/2032	870,000	966,474
Massachusetts Development Finance Agency, Revenue Bonds (Boston University) Ser. DD1	5.00	4/1/2024	1,075,000	1,221,049
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2033	2,500,000	2,999,850
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2027	280,000	333,687

61

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2026	170,000		198,689
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2031	325,000		385,271
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College)	5.00	1/1/2032	340,000		399,908
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2022	565,000		591,402
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.00	1/1/2023	400,000		432,200
Massachusetts Development Finance Agency, Revenue Bonds (Simmons University) Ser. M	4.00	10/1/2037	1,000,000		1,093,580
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2024	550,000		624,019
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2020	705,000		707,066
Massachusetts Development Finance Agency, Revenue Bonds (Williams College) Ser. S	5.00	7/1/2030	1,000,000		1,267,170
Massachusetts Development Finance Agency, Revenue Bonds, Refunding	5.00	7/1/2032	1,910,000		2,254,984
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Babson College) Ser. A	5.00	10/1/2025	545,000		648,436
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Baystate Medical Center Obligated Group) Ser. N	5.00	7/1/2024	350,000		406,648
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Beth Israel Lahey Health Obligated Group)	5.00	7/1/2026	1,000,000		1,225,840
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2025	500,000		581,755
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2026	500,000		592,660
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston Medical Center Corp. Obligated Group) Ser. E	5.00	7/1/2023	2,060,000		2,272,407
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston University) (LOC; TD Bank NA) Ser. U-6E-R	0.01	10/1/2042	2,700,000	[b]	2,700,000
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Boston University) Ser. BB2	4.00	10/1/2032	1,000,000		1,148,680
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (College of Holy Cross)	5.00	9/1/2026	705,000		884,422
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2035	1,000,000		1,097,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College)	5.00	1/1/2025	1,000,000		1,144,360
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2035	1,000,000		1,159,350
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2033	1,250,000		1,461,275
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2030	1,000,000		1,154,090
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emmanuel College) Ser. A	5.00	10/1/2043	1,000,000		1,111,990
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2031	350,000		406,658
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2035	840,000		956,693
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2032	370,000		427,224

62

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Fisher College)	5.00	4/1/2033	390,000		447,467
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2021	625,000		638,413
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	4.00	7/1/2022	655,000		682,268
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Foxborough Regional Charter School)	5.00	7/1/2037	1,600,000		1,803,568
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Harvard University) Ser. A	5.00	7/15/2027	3,200,000		4,044,576
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2033	3,410,000		3,770,880
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,730,000		1,885,216
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (MCPHS University) Ser. H	5.00	7/1/2037	465,000		538,893
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Olin College) Ser. E	5.00	11/1/2038	4,500,000		4,948,830
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Park School Corp.)	5.00	9/1/2021	300,000		313,752
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2036	2,480,000		2,852,273
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System)	4.00	7/1/2032	2,000,000		2,275,060
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Partners Healthcare System) Ser. S5, 1 Month MUNIPSA +.42%	0.51	1/27/2022	1,500,000	[a]	1,496,475
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. J	5.25	10/1/2024	465,000		522,521
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2025	700,000		819,637
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2029	1,000,000		1,152,340
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2025	500,000		588,140
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2024	530,000		608,191
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2021	500,000		516,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (South Shore Hospital) Ser. I	5.00	7/1/2028	750,000		892,432
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2028	1,000,000		1,258,920
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Sterling & Francine Clark Art Institute)	5.00	7/1/2031	2,050,000		2,544,419
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2025	1,340,000		1,556,383
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,300,000		1,552,603
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2033	1,000,000		1,157,370
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2029	1,000,000		1,187,570
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2023	1,250,000		1,378,525
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (The Broad Institute)	5.00	4/1/2036	2,000,000		2,486,740
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2025	2,375,000		2,776,636

63

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. I	5.00	7/1/2036	1,340,000	1,532,826
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2024	815,000	928,318
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Umass Memorial Health Care Obligated Group) Ser. K	5.00	7/1/2022	490,000	524,070
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2027	475,000	598,282
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	10/1/2026	325,000	399,750
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2032	500,000	588,850
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2035	1,000,000	1,105,520
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2040	2,650,000	2,899,020
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2026	1,205,000	1,425,973
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2024	1,090,000	1,235,460
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Western New England University)	5.00	9/1/2033	500,000	584,875
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	3.00	1/1/2025	190,000	208,688
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	4.00	1/1/2026	130,000	153,628
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2030	410,000	505,883
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2031	415,000	509,790
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2029	200,000	247,856
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2027	310,000	387,974
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (WGBH Educational Foundation)	5.00	1/1/2028	140,000	174,373
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Williams College) Ser. P	5.00	7/1/2024	3,250,000	3,686,280
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2025	450,000	544,568
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Woods Hole Oceanographic Institution)	5.00	6/1/2026	850,000	1,059,253
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2029	1,050,000	1,298,440
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2031	1,350,000	1,632,636
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2030	2,075,000	2,532,496
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A2	5.00	7/1/2037	2,460,000	3,116,254
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. H1	5.00	7/1/2025	800,000	955,544
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. H1	5.00	7/1/2022	1,000,000	1,077,110

64

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2029	2,000,000		2,416,240
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	5.00	7/1/2026	1,000,000		1,225,840
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2025	1,140,000		1,383,857
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2031	250,000		323,058
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2032	250,000		320,825
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2034	200,000		254,618
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2033	160,000		204,350
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2035	200,000		253,486
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. O	5.00	12/1/2026	1,000,000		1,241,920
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding	5.00	7/1/2021	2,350,000		2,420,970
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2024	3,000,000		3,389,490
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2023	2,300,000		2,524,342
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2025	2,500,000		2,939,275
Massachusetts Federal Highway, GAN, Ser. A	5.00	6/15/2027	2,000,000		2,333,580
Massachusetts Federal Highway, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2027	2,500,000		3,133,850
Massachusetts Federal Highway, Revenue Bonds, Ser. A	5.00	6/15/2027	2,000,000		2,507,080
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Massachusetts Institute of Technology) Ser. K	5.50	7/1/2022	1,800,000		1,977,372
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) (SPA; Bank of America) Ser. A2	0.01	12/1/2037	200,000	[b]	200,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (Museum of Fine Arts) Ser. A1	0.03	12/1/2037	100,000	[b]	100,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds (University of Massachusetts) Ser. A	1.85	4/1/2022	1,250,000		1,278,512
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Massachusetts Institute of Technology) Ser. L	5.00	7/1/2023	3,335,000		3,793,863
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2030	3,000,000		3,011,670
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) (SPA; U.S. Bank NA) Ser. N1	0.02	8/15/2040	2,500,000	[b]	2,500,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, Refunding (Tufts University) Ser. M	5.25	2/15/2026	3,130,000		3,910,841
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding (Insured; GNMA, FNMA & FHLMC) Ser. 195	4.00	12/1/2048	1,130,000		1,231,530
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 183	3.50	12/1/2046	940,000		991,521
Massachusetts Housing Finance Agency, Revenue Bonds, Refunding, Ser. 207	4.00	6/1/2049	2,645,000		2,942,007
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A1	2.55	12/1/2040	1,500,000		1,533,225
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. A3	0.88	12/1/2023	1,500,000		1,503,210
Massachusetts Housing Finance Agency, Revenue Bonds, Ser. F	2.95	12/1/2032	1,000,000		1,055,820

65

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2035	500,000		608,775
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	865,000		1,066,562
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2027	2,000,000		2,506,400
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	2,000,000		2,551,340
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2028	1,330,000		1,537,161
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	1,375,000	[c]	1,493,415
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2022	1,500,000	[c]	1,629,180
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2030	1,635,000		2,104,915
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2032	750,000		862,290
Massachusetts Port Authority, Revenue Bonds, Refunding, Ser. C	5.00	7/1/2033	2,000,000		2,297,400
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2029	200,000		236,350
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2028	200,000		236,722
Massachusetts Port Authority, Revenue Bonds, Ser. B	5.00	7/1/2024	315,000		365,466
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	140,000	[c]	152,831
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	1,860,000	[c]	2,034,301
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2022	1,700,000	[c]	1,859,307
Massachusetts Transportation Fund, Revenue Bonds, Ser. A	5.00	6/1/2036	1,000,000		1,145,960
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2023	3,000,000		3,309,990
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2029	2,590,000		3,261,380
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2028	1,925,000		2,425,808
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. C	5.00	8/1/2033	2,500,000		3,109,150
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	5.25	8/1/2028	2,000,000		2,711,060
Medway, GO	3.00	9/1/2030	650,000		735,975
Medway, GO	3.00	9/1/2032	700,000		783,748
Medway, GO	3.00	9/1/2031	500,000		563,275
Metropolitan Boston Transit Parking Corp., Revenue Bonds, Refunding	5.00	7/1/2041	2,000,000		2,059,560
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2026	915,000		1,163,166
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2027	525,000		662,729
Minuteman Regional Vocational Technical School District, GO	5.00	10/15/2028	1,055,000		1,320,892
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2028	420,000		470,131
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2030	315,000		350,428
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2029	745,000		831,360
Mount Greylock Regional School District, GO, Refunding	4.00	6/15/2027	640,000		718,950
Natick, GO	4.00	7/15/2033	3,000,000		3,566,760
Natick, GO	5.00	7/15/2029	2,000,000		2,576,280
Plainville, GO	4.00	10/15/2030	1,210,000		1,445,502
Randolph, GO, Refunding	5.00	9/15/2031	595,000		759,613
Sharon, GO	3.00	2/15/2033	2,000,000		2,255,240

66

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
Massachusetts - 84.6% (continued)
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2033	2,300,000		2,738,932
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 20	5.00	2/1/2035	990,000		1,175,041
The Massachusetts Clean Water Trust, Revenue Bonds (Green Bond) Ser. 21	5.00	8/1/2035	2,250,000		2,910,915
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	3.90	8/1/2023	2,500,000	[d]	2,553,825
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding	4.00	8/1/2032	1,210,000		1,544,771
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	155,000		155,671
University of Massachusetts Building Authority, Revenue Bonds, Refunding, Ser. 3	5.00	11/1/2034	2,200,000		2,746,810
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	4.00	11/1/2043	2,500,000		2,642,150
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2040	1,000,000		1,278,880
University of Massachusetts Building Authority, Revenue Bonds, Ser. 1	5.00	11/1/2039	1,000,000		1,282,520
Worcester, GO, Refunding	4.00	1/15/2028	800,000		961,416
Worcester, GO, Refunding	4.00	1/15/2031	2,235,000		2,636,361
Worcester, GO, Refunding, Ser. A	5.00	1/15/2029	1,690,000		2,072,717
				271,213,935
Minnesota - .2%
Minneapolis, Revenue Bonds, Refunding (Fairview Health Services Obligated Group) (LOC; Wells Fargo Bank NA) Ser. C	0.03	11/15/2048	500,000	[b]	500,000
Nebraska - 1.4%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	3,000,000		3,467,430
Lancaster County Hospital Authority No. 1, Revenue Bonds, Refunding (BryanLGH Medical Center Obligated Group) (LOC; U.S. Bank NA) Ser. B1	0.03	6/1/2031	900,000	[b]	900,000
				4,367,430
New Jersey - 3.3%
New Jersey Economic Development Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. UU	5.00	6/15/2025	2,000,000		2,268,940
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	2,160,000		2,280,420
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	1,150,000		1,362,071
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	875,000		1,098,160
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	1,375,000		1,751,049
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	1,375,000		1,762,764
				10,523,404
New York - 3.6%
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,500,000		2,678,050
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2031	2,000,000		2,195,460
New York City, GO (LOC; TD Bank NA) Ser. D4	0.02	8/1/2040	300,000	[b]	300,000
New York City, GO (LOC; U.S. Bank NA) Ser. L4	0.03	4/1/2038	700,000	[b]	700,000
New York City Water & Sewer System, Revenue Bonds (LOC; Citibank NA) Ser. F2	0.03	6/15/2035	200,000	[b]	200,000

67

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.4% (continued)
New York - 3.6% (continued)
New York City Water & Sewer System, Revenue Bonds, Refunding (SPA; Landesbank HessenThuringen Girozentrale) Ser. BB1	0.04	6/15/2039	300,000	[b]	300,000
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	2,675,000		2,710,497
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,250,000	[e]	2,387,947
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (LOC; U.S. Bank NA) Ser. 2005B-4C	0.03	1/1/2031	100,000	[b]	100,000
				11,571,954
Tennessee - .1%
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.05	7/1/2034	200,000	[b]	200,000
Texas - 1.0%
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2035	500,000		602,750
Arlington Higher Education Finance Corp., Revenue Bonds (Great Hearts America) (Insured; Permanent School Fund) Ser. A	4.00	8/15/2031	510,000		627,397
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund)	4.00	8/15/2034	1,100,000		1,324,774
Arlington Higher Education Finance Corp., Revenue Bonds (Insured; Permanent School Fund)	5.00	8/15/2032	620,000		816,503
				3,371,424
U.S. Related - .7%
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	500,000		505,180
Guam, Revenue Bonds, Ser. A	5.00	1/1/2025	1,500,000		1,555,725
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	9/22/2020	650,000	[f]	69,063
				2,129,968
Wisconsin - .1%
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Medical College of Wisconsin) (LOC; U.S. Bank NA) Ser. B	0.03	12/1/2033	200,000	[b]	200,000
Total Investments (cost $301,483,668)			99.4%	318,587,652
Cash and Receivables (Net)			0.6%	2,021,351
Net Assets			100.0%	320,609,003

a Variable rate security—rate shown is the interest rate in effect at period end.

b The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $2,387,947 or .74% of net assets.

f Non-income producing—security in default.

68

Portfolio Summary (Unaudited) †	Value (%)
Education	29.1
Medical	14.8
General Obligation	11.9
General	9.4
Water	7.2
Transportation	6.7
School District	3.5
Airport	2.8
Student Loan	2.6
Development	2.5
Prerefunded	2.2
Power	1.7
Single Family Housing	1.6
Tobacco Settlement	1.4
Multifamily Housing	1.3
Facilities	.7
99.4

† Based on net assets.

See notes to financial statements.

69

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.1%
Illinois - 2.3%
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2029	500,000	575,110
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2026	500,000	562,200
Chicago II, GO, Ser. 2002B	5.25	1/1/2022	1,150,000	1,188,950
Illinois, GO, Ser. D	5.00	11/1/2026	1,250,000	1,399,387
				3,725,647
Kentucky - 1.1%
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	1,500,000	1,697,715
Michigan - .7%
Michigan Finance Authority, Revenue Bonds, Refunding (Trinity Health Corp. Obligated Group)	5.00	6/1/2022	1,000,000	[a] 1,082,210
Nebraska - 1.1%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	1,500,000	1,733,715
New Jersey - 4.2%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; American Municipal Bond Assurance Corp.) Ser. K	5.25	12/15/2020	1,000,000	1,012,440
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. K	5.25	12/15/2021	1,265,000	1,335,524
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. II	5.00	3/1/2025	1,070,000	1,124,934
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	5.00	12/15/2026	625,000	740,256
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2031	500,000	627,520
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2029	750,000	955,117
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2028	750,000	961,507
				6,757,298
New York - 89.1%
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2025	420,000	497,452
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2026	450,000	543,254
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2027	470,000	576,535
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2024	405,000	468,233
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2021	345,000	363,316
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2022	370,000	402,031
Albany County Airport Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/15/2023	385,000	432,093
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2029	200,000	228,546
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2027	300,000	346,266
Build NYC Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2026	350,000	405,776
Dutchess County Local Development Corp., Revenue Bonds (Health Quest Systems Obligated Group) Ser. B	5.00	7/1/2026	1,000,000	1,201,960
Dutchess County Local Development Corp., Revenue Bonds (Marist College Project) Ser. A	5.00	7/1/2040	1,000,000	1,131,690
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2033	920,000	1,036,546

70

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 89.1% (continued)
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2028	1,000,000		1,169,200
Dutchess County Local Development Corp., Revenue Bonds, Refunding (The Culinary Institute of America Project)	5.00	7/1/2026	525,000		599,996
East Ramapo Central School District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	1,240,000		1,463,746
Haverstraw-Stony Point Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	10/15/2030	1,000,000		1,121,360
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Hofstra University Project)	5.00	7/1/2027	1,650,000		1,702,387
Johnstown School District, GO, Refunding (Insured; Build America Mutual)	3.00	6/15/2028	1,100,000		1,220,835
Long Island Power Authority, Revenue Bonds	5.00	9/1/2035	1,000,000		1,266,540
Long Island Power Authority, Revenue Bonds, Ser. A	5.00	9/1/2033	1,100,000		1,472,812
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. A	5.00	11/15/2035	1,570,000		1,854,767
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. A2	5.00	5/15/2024	2,300,000		2,463,806
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. B2	4.00	11/15/2033	1,000,000		1,128,230
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2025	1,000,000		1,096,610
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2035	1,215,000		1,326,343
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.25	11/15/2030	1,000,000		1,102,530
Metropolitan Transportation Authority, Revenue Bonds, Ser. B	5.00	11/15/2038	1,010,000		1,051,309
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2032	1,000,000		1,175,380
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital)	5.00	12/1/2028	1,095,000		1,313,639
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. C	4.00	7/1/2035	1,000,000		1,146,520
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. A	5.00	1/1/2032	1,640,000		1,959,275
Nassau County, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	4/1/2036	1,000,000		1,210,840
Nassau County, GO, Ser. A	5.00	1/15/2031	500,000		605,745
Nassau County, GO, Ser. B	5.00	4/1/2029	1,500,000		1,695,135
New York City, GO, Ser. D1	5.00	3/1/2039	750,000		949,073
New York City, GO, Ser. E1	5.25	3/1/2031	1,065,000		1,358,013
New York City Housing Development Corp., Revenue Bonds	2.40	11/1/2030	910,000		960,596
New York City Housing Development Corp., Revenue Bonds, Refunding, Ser. A	4.00	7/1/2024	1,150,000		1,256,191
New York City Housing Development Corp., Revenue Bonds, Ser. A1	3.38	11/15/2029	1,000,000		1,062,750
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2025	1,500,000		1,691,805
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.25	7/1/2032	1,500,000		1,681,110
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,000,000		1,005,540
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	1,000,000		1,266,530
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2036	1,000,000		1,264,070
New York City Transitional Finance Authority, Revenue Bonds, Ser. C2	2.98	11/1/2027	1,050,000		1,167,211
New York City Trust for Cultural Resources, Revenue Bonds (Wildlife Conservation Society) Ser. A	5.00	8/1/2023	1,480,000	[a]	1,684,432

71

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 89.1% (continued)
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (Lincoln Center Performing Arts) Ser. A	5.00	12/1/2026	1,760,000		2,154,715
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (The American Museum of Natural History) Ser. A	5.00	7/1/2037	1,000,000		1,168,470
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. AA	5.00	6/15/2021	1,000,000	[a]	1,037,840
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	4.50	6/15/2039	1,040,000		1,158,498
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. FF2	5.00	6/15/2035	1,000,000		1,305,780
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2045	750,000		791,670
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.63	9/15/2069	1,500,000		1,519,905
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	2,000,000	[b]	2,122,620
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 2-3 World Trade Center Project)	5.15	11/15/2034	1,500,000	[b]	1,587,450
New York Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2045	1,500,000		1,787,580
New York State Dormitory Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. A	5.00	10/1/2030	1,045,000		1,307,159
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2037	225,000		259,378
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2038	275,000		316,575
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2040	250,000		286,615
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	2/1/2039	250,000		287,270
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering Cancer Center)	4.00	7/1/2038	1,000,000		1,180,460
New York State Dormitory Authority, Revenue Bonds (Memorial Sloan-Kettering) Ser. 1	3.00	7/1/2034	1,000,000		1,119,010
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2023	2,400,000	[a]	2,722,056
New York State Dormitory Authority, Revenue Bonds (Sacred Heart Convent) (Insured; Assured Guaranty Municipal Corp.)	5.63	5/1/2021	1,000,000	[a]	1,036,180
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2032	640,000		789,133
New York State Dormitory Authority, Revenue Bonds, Refunding (Catholic Health System Obligated Group)	5.00	7/1/2034	550,000		672,353
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University)	4.00	7/1/2034	1,000,000		1,152,420
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2023	1,000,000		1,117,650
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Hospitals Center Obligated Group)	5.00	7/1/2030	1,155,000		1,379,798
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2027	1,000,000		1,271,280
New York State Dormitory Authority, Revenue Bonds, Refunding (Rochester Institute of Technology) Ser. A	5.00	7/1/2028	1,200,000		1,560,900
New York State Dormitory Authority, Revenue Bonds, Refunding (The New School) Ser. A	5.00	7/1/2032	1,530,000		1,723,361
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	775,000		982,987
New York State Dormitory Authority, Revenue Bonds, Ser. 2015B-B	5.00	3/15/2035	1,100,000		1,308,516
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2029	1,000,000		1,259,000
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2030	1,275,000		1,584,175
New York State Dormitory Authority, Revenue Bonds, Ser. B1	4.00	7/1/2026	1,200,000		1,374,636

72

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 89.1% (continued)
New York State Environmental Facilities Corp., Revenue Bonds, Refunding (Green Bond) Ser. D	3.00	9/15/2030	1,050,000		1,138,578
New York State Housing Finance Agency, Revenue Bonds (Insured; State of New York Mortgage Agency) Ser. E	4.13	11/1/2028	1,000,000		1,074,300
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 203	3.10	10/1/2032	1,500,000		1,609,905
New York State Mortgage Agency, Revenue Bonds, Ser. 226	1.70	4/1/2027	1,270,000		1,316,203
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. K	5.00	1/1/2031	2,000,000		2,340,920
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	4.00	3/15/2039	1,500,000		1,777,620
New York State Urban Development Corp., Revenue Bonds, Ser. A	5.00	3/15/2035	1,000,000		1,312,980
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2024	1,575,000		1,680,289
Niagara Area Development Corp., Revenue Bonds, Refunding (Niagara University Project) Ser. A	5.00	5/1/2022	500,000	[a]	534,980
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2026	925,000		1,104,820
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2025	1,330,000		1,550,700
Niagara Frontier Transportation Authority, Revenue Bonds, Refunding	5.00	4/1/2024	1,050,000		1,189,744
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/1/2029	1,000,000		1,126,130
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2029	1,105,000		1,283,336
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	5.00	7/1/2027	1,005,000		1,149,177
Oyster Bay, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	8/15/2022	1,715,000		1,867,944
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 207th	5.00	9/15/2024	3,000,000		3,518,010
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222th	4.00	7/15/2036	1,000,000		1,194,440
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2031	1,060,000		1,247,864
St. Lawrence County Industrial Development Agency, Revenue Bonds, Refunding (Clarkson University Project)	5.00	9/1/2029	1,000,000		1,155,730
Suffolk County, GO (Insured; Build America Mutual) Ser. A	4.00	4/1/2033	1,785,000		2,036,828
Suffolk County Water Authority, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2030	1,145,000		1,335,436
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2036	1,525,000		1,854,034
Troy Capital Resource Corp., Revenue Bonds, Refunding (Rensselaer Polytechnic Institute)	5.00	9/1/2028	1,270,000		1,567,739
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	500,000		570,640
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2022	1,750,000		1,870,750
Utility Debt Securitization Authority, Revenue Bonds, Refunding, Ser. TE	5.00	6/15/2026	2,000,000		2,314,780
Washingtonville Central School District, GO, Refunding (Insured; State Aid Withholding)	3.00	6/15/2031	1,000,000		1,113,620
Westchester County Health Care Corp., Revenue Bonds, Refunding, Ser. A	5.00	11/1/2024	1,500,000		1,559,835
Westchester County Health Care Corp., Revenue Bonds, Ser. A	5.00	11/1/2020	1,400,000		1,408,232
Westchester County Local Development Corp., Revenue Bonds (Purchase Housing Corporation II Project)	5.00	6/1/2037	1,000,000		1,071,750
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2026	1,210,000		1,377,113

73

STATEMENT OF INVESTMENTS (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.1% (continued)
New York - 89.1% (continued)
Westchester County Local Development Corp., Revenue Bonds, Refunding (Sarah Lawrence College) Ser. A	5.00	6/1/2025	1,105,000	1,237,710
Westchester County Local Development Corp., Revenue Bonds, Refunding (Westchester Medical Center Obligated Group)	5.00	11/1/2028	1,000,000	1,119,420
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	11/15/2026	1,000,000	1,220,300
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	4.00	10/15/2029	200,000	205,276
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2049	640,000	668,070
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	320,000	339,962
				143,498,629
U.S. Related - .6%
Guam, Revenue Bonds, Ser. A	5.00	1/1/2024	1,000,000	1,038,180
Total Investments (cost $152,533,353)			99.1%	159,533,394
Cash and Receivables (Net)			0.9%	1,466,039
Net Assets			100.0%	160,999,433

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $3,710,070 or 2.3% of net assets.

Portfolio Summary (Unaudited) †	Value (%)
General	16.0
Education	15.2
General Obligation	10.3
Medical	10.3
Transportation	9.9
Development	6.6
Prerefunded	5.0
Multifamily Housing	4.8
Airport	4.4
Tobacco Settlement	3.6
Water	3.1
School District	3.1
Power	2.6
Single Family Housing	1.8
Utilities	1.7
Housing	.7
99.1

† Based on net assets.

See notes to financial statements.

74

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 1.2%
Commercial & Professional Services - .7%
Duke University, Unscd. Bonds, Ser. 2020	2.68	10/1/2044	5,000,000		5,342,876
Northeastern University, Unscd. Bonds	2.89	10/1/2050	5,000,000		5,222,244
University of Southern California, Unscd. Bonds	3.84	10/1/2047	5,030,000		6,320,084
				16,885,204
Health Care - .5%
Montefiore Obligated Group, Unscd. Bonds	4.29	9/1/2050	6,000,000		6,221,650
Yale-New Haven Health Services Corp., Unscd. Bonds, Ser. 2020	2.50	7/1/2050	5,000,000		4,890,865
				11,112,515
Total Bonds and Notes (cost $27,654,456)			27,997,719

Long-Term Municipal Investments - 97.8%
Alabama - .6%
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2048	5,000,000		6,128,750
Auburn University, Revenue Bonds, Ser. A	5.00	6/1/2043	3,500,000		4,325,685
Hoover Industrial Development Board, Revenue Bonds (United States Steel Corp.)	5.75	10/1/2049	2,500,000		2,178,925
				12,633,360
Arizona - 1.9%
Arizona Health Facilities Authority, Revenue Bonds, Refunding (Phoenix Children's Hospital Obligated Group) Ser. A	5.00	2/1/2042	6,000,000		6,279,660
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects)	5.00	7/1/2049	1,000,000	[a]	1,039,740
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.50	7/1/2038	1,165,000	[a]	1,259,784
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.63	7/1/2048	2,000,000	[a]	2,149,960
Arizona Industrial Development Authority, Revenue Bonds (Academies of Math & Science Projects) Ser. B	5.75	7/1/2053	3,260,000	[a]	3,517,442
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2049	1,675,000	[a]	1,742,888
Arizona Industrial Development Authority, Revenue Bonds (Doral Academy of Nevada) Ser. A	5.00	7/15/2039	1,325,000	[a]	1,415,325
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	4.00	11/1/2049	2,000,000		2,237,120
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund Obligated Group) Ser. A	5.00	11/1/2044	1,625,000		1,966,835
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. A	5.00	1/1/2043	1,750,000		1,594,163
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2049	1,400,000		1,178,590
Arizona Industrial Development Authority, Revenue Bonds (Great Lakes Senior Living Communities) Ser. B	5.00	1/1/2043	1,650,000		1,437,348
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2039	400,000	[a]	409,816
Arizona Industrial Development Authority, Revenue Bonds (Lone Mountain Campus Project) Ser. A	5.00	12/15/2049	700,000	[a]	708,946
Arizona Industrial Development Authority, Revenue Bonds (NCCU Properties) (Insured; Build America Mutual) Ser. A	4.00	6/1/2044	2,000,000		2,186,160
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	3.00	2/1/2045	1,000,000		1,036,720
Arizona Industrial Development Authority, Revenue Bonds (Phoenix Children's Hospital Obligated Group)	4.00	2/1/2050	2,200,000		2,505,976
Maricopa County Special Health Care District, GO, Ser. C	5.00	7/1/2036	7,500,000		9,193,575

75

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Arizona - 1.9% (continued)
Pinal County Industrial Development Authority, Revenue Bonds (Green Bond) (WOF SW GGP 1)	7.25	10/1/2033	2,000,000	[a]	1,623,200
				43,483,248
Arkansas - .3%
University of Arkansas, Revenue Bonds	5.00	11/1/2042	5,990,000		7,311,334
California - 19.5%
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2037	1,000,000		1,094,080
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2035	1,500,000		1,654,500
Alameda Corridor Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2036	2,500,000		2,904,425
Anaheim Public Financing Authority, Revenue Bonds, Refunding (Anaheim Convention Center Expansion Project) Ser. A	5.00	5/1/2046	6,450,000		7,079,197
Bay Area Toll Authority, Revenue Bonds, Refunding	4.00	4/1/2042	5,000,000		5,681,150
California, GO	5.00	4/1/2033	1,205,000		1,578,104
California, GO	5.00	4/1/2049	2,500,000		3,144,200
California, GO, Refunding	4.00	10/1/2044	5,000,000		5,912,150
California, GO, Refunding	4.00	10/1/2039	5,000,000		5,991,650
California, GO, Refunding	5.00	9/1/2034	7,000,000		8,683,850
California, GO, Refunding	5.00	4/1/2035	9,000,000		10,361,970
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2048	2,000,000		2,058,300
California Community College Financing Authority, Revenue Bonds (Orange Coast Properties)	5.25	5/1/2043	1,250,000		1,292,925
California Community Housing Agency, Revenue Bonds (Verdant At Green Valley Project)	5.00	8/1/2049	10,775,000	[a]	12,143,856
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	2/1/2050	12,500,000	[a]	14,163,875
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	4/1/2049	7,500,000	[a]	8,421,975
California Community Housing Agency, Revenue Bonds, Ser. A	5.00	8/1/2050	4,000,000	[a]	4,556,360
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2049	1,750,000		1,967,717
California Educational Facilities Authority, Revenue Bonds (Green Bond) (Loyola Marymount University)	5.00	10/1/2048	3,000,000		3,571,770
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2042	2,000,000		2,272,280
California Educational Facilities Authority, Revenue Bonds, Refunding (Loma Linda University) Ser. A	5.00	4/1/2047	2,500,000		2,824,350
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Children's Hospital Los Angeles Obligated Group) Ser. A	5.00	8/15/2047	1,000,000		1,124,710
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Providence St. Joseph Health Obligated Group) Ser. A	5.00	7/1/2037	2,270,000		2,494,594
California Health Facilities Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	11/1/2044	12,000,000		13,446,480
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Holdings)	0.00	1/1/2060	5,000,000	[b]	352,250
California Infrastructure & Economic Development Bank, Revenue Bonds (WFCS Holdings) Ser. A	5.00	1/1/2055	1,000,000	[a]	1,030,490
California Infrastructure & Economic Development Bank, Revenue Bonds, Refunding (The J. David Gladstone Institutes Project) Ser. A	5.25	10/1/2021	900,000	[c]	948,222
California Municipal Finance Authority, Revenue Bonds	5.00	5/15/2049	2,000,000		2,305,400
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2035	600,000		639,462

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
California - 19.5% (continued)
California Municipal Finance Authority, Revenue Bonds (Bowles Hall Foundation) Ser. A	5.00	6/1/2050	2,750,000		2,885,025
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2043	5,000,000		5,728,500
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2040	5,000,000		5,767,600
California Municipal Finance Authority, Revenue Bonds (CHF-Davis I)	5.00	5/15/2048	6,000,000		6,835,320
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2043	2,000,000		2,292,000
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2039	3,265,000		3,775,254
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2037	2,605,000		3,025,812
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2034	2,250,000		2,647,935
California Municipal Finance Authority, Revenue Bonds (CHF-Riverside I)	5.00	5/15/2052	7,500,000		8,521,875
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2052	2,075,000	[a]	2,239,195
California Municipal Finance Authority, Revenue Bonds (Claremont Colleges Project) Ser. A	5.00	7/1/2040	1,515,000	[a]	1,659,743
California Municipal Finance Authority, Revenue Bonds (Emerson College)	6.00	1/1/2022	6,000,000	[c]	6,442,860
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2057	1,650,000	[a]	1,697,471
California Municipal Finance Authority, Revenue Bonds (John Adams Academy - Lincoln) Ser. A	5.00	10/1/2049	1,515,000	[a]	1,566,283
California Municipal Finance Authority, Revenue Bonds (LAX Integrated Express Solutions Project)	5.00	12/31/2047	2,250,000		2,574,765
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2041	1,200,000		1,335,708
California Municipal Finance Authority, Revenue Bonds (Northbay Healthcare Group Obligated Group) Ser. A	5.25	11/1/2047	700,000		771,379
California Municipal Finance Authority, Revenue Bonds (Palmdale Aerospace Academy Project) Ser. A	5.00	7/1/2038	1,100,000	[a]	1,178,617
California Municipal Finance Authority, Revenue Bonds (Southwestern Law School)	6.50	11/1/2031	300,000		317,772
California Municipal Finance Authority, Revenue Bonds (United Airlines Project)	4.00	7/15/2029	3,000,000		3,002,100
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2039	1,500,000		1,560,525
California Municipal Finance Authority, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	1,000,000		1,156,890
California Pollution Control Financing Authority, Revenue Bonds (Rialto Bioenergy Facility Project)	7.50	12/1/2040	5,000,000	[a]	4,857,550
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	4,125,000		4,354,680
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,870,000		3,029,802
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2048	2,750,000	[a]	3,164,260
California School Finance Authority, Revenue Bonds (Green Dot Public Schools California Project) Ser. A	5.00	8/1/2038	1,000,000	[a]	1,172,560
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2047	870,000	[a]	999,413
California School Finance Authority, Revenue Bonds (KIPP LA Project) Ser. A	5.00	7/1/2037	590,000	[a]	689,309
California School Finance Authority, Revenue Bonds (Summit Public Schools Obligated Group)	5.00	6/1/2047	1,500,000	[a]	1,679,325

77

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
California - 19.5% (continued)
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.00	12/1/2033	1,000,000	[a]	1,100,870
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2038	1,500,000	[a]	1,656,510
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2043	2,150,000	[a]	2,354,701
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2036	6,500,000	[a]	7,161,505
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2041	2,500,000	[a]	2,729,625
California Statewide Communities Development Authority, Revenue Bonds, Refunding	5.38	5/15/2038	1,900,000		1,937,753
California Statewide Communities Development Authority, Revenue Bonds, Refunding (CHF-Irvine)	5.00	5/15/2040	2,000,000		2,197,140
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	4.00	4/1/2042	1,600,000		1,694,320
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Front Porch Communities & Services Obligated Group)	5.00	4/1/2047	1,500,000		1,685,040
California Statewide Communities Development Authority, Revenue Bonds, Refunding (Loma Linda University Medical Center Obligated Group)	5.25	12/1/2044	3,000,000		3,226,800
California University, Revenue Bonds, Refunding, Ser. A	4.00	11/1/2045	500,000		559,170
Capistrano Unified School District Community Facilities District No. 90-2, Special Tax Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/2032	4,000,000		4,502,400
Chino Valley Unified School District, GO, Ser. B	4.00	8/1/2045	2,610,000		3,090,631
Cloverdale Unified School District, GO, Refunding, Ser. B	4.00	8/1/2049	5,000,000		5,764,450
Desert Sands Unified School District, GO	5.00	8/1/2040	7,680,000		9,576,038
Foothill Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. B1	3.95	1/15/2053	5,000,000		5,427,250
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	4.09	1/15/2049	7,500,000		7,960,050
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	3.38	8/1/2045	1,200,000		1,313,952
Fowler Unified School District, GO (Insured; Build America Mutual) Ser. B	5.00	8/1/2050	3,000,000		3,799,650
Galt Redevelopment Agency, Tax Allocation Bonds	7.38	9/1/2033	2,000,000		2,125,740
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2047	5,000,000		5,141,100
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2029	3,000,000		3,667,020
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A1	5.00	6/1/2028	3,000,000		3,710,370
Golden State Tobacco Securitization Corp., Revenue Bonds, Refunding, Ser. A2	5.00	6/1/2047	5,000,000		5,141,100
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/2033	4,380,000	[b]	3,454,637
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/2029	2,080,000	[b]	1,822,142
Irvine, Special Assessment Bonds, Refunding	4.00	9/2/2029	1,000,000		1,051,760
Long Beach Marina System, Revenue Bonds	5.00	5/15/2045	2,000,000		2,157,360
Long Beach Marina System, Revenue Bonds	5.00	5/15/2040	2,500,000		2,717,400

78

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
California - 19.5% (continued)
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2039	1,000,000		1,161,650
Los Angeles County Public Works Financing Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2034	1,000,000		1,172,560
Los Angeles Unified School District, GO, Ser. RYQ	4.00	7/1/2044	7,500,000		8,880,000
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/2032	2,500,000	[b]	2,032,900
Norman Y Mineta San Jose International Airport, Revenue Bonds, Refunding, Ser. A	5.00	3/1/2047	8,500,000		9,858,640
Northern California Energy Authority, Revenue Bonds, Ser. A	4.00	7/1/2024	10,000,000		11,163,200
Northern California Gas Authority No. 1, Revenue Bonds, Ser. B, 3 Month LIBOR x .67 +.72%	0.92	7/1/2027	605,000	[d]	596,028
Oroville, Revenue Bonds (Oroville Hospital)	5.25	4/1/2039	1,750,000		1,922,008
Palomar Health, Revenue Bonds, Refunding	5.00	11/1/2039	1,000,000		1,136,870
Riverside County Transportation Commission, Revenue Bonds, Refunding, Ser. A	5.25	6/1/2023	2,000,000	[c]	2,278,340
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2048	5,000,000		5,447,100
Riverside County Transportation Commission, Revenue Bonds, Ser. A	5.75	6/1/2044	2,000,000		2,182,440
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	1,615,000	[b]	1,551,676
San Diego Unified School District, GO, Ser. A	0.00	7/1/2025	2,385,000	[b]	2,314,738
San Diego Unified School District, GO, Ser. F	4.00	7/1/2035	2,205,000		2,489,754
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2044	6,500,000		7,893,860
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2043	7,835,000	[b]	2,189,569
San Francisco City & County Redevelopment Agency, Special Tax Bonds, Ser. C	0.00	8/1/2038	2,000,000	[b]	757,480
San Francisco City & County Redevelopment Financing Authority, Tax Allocation Bonds (San Francisco Redevelopment Projects) Ser. B	6.63	2/1/2021	1,250,000	[c]	1,283,313
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Refunding, Ser. A	5.00	1/15/2050	5,000,000		5,517,650
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2031	5,330,000	[b]	4,499,373
Sierra Joint Community College District School Facilities District No. 2, GO (Insured; National Public Finance Guarantee Corp.) Ser. B	0.00	8/1/2030	3,020,000	[b]	2,622,628
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding	5.00	6/1/2039	2,000,000		2,552,680
Southern California Tobacco Securitization Authority, Revenue Bonds, Refunding (San Diego County Tobacco Asset Securitization)	5.00	6/1/2048	4,000,000		4,865,120
The Morongo Band of Mission Indians, Revenue Bonds, Ser. A	5.00	10/1/2042	1,000,000	[a]	1,097,380
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2045	1,000,000		1,244,430
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2049	1,000,000		1,238,560
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2039	900,000		1,137,006
Transbay Joint Powers Authority, Tax Allocation Bonds (Green Bond) Ser. A	5.00	10/1/2040	1,000,000		1,259,700
University of California, Revenue Bonds, Refunding (Limited Project) Ser. G	5.00	5/15/2037	7,325,000		7,872,910
University of California, Revenue Bonds, Refunding, Ser. AZ	5.00	5/15/2043	5,000,000		6,263,850
University of California, Revenue Bonds, Refunding, Ser. BE	4.00	5/15/2047	10,000,000		11,749,400

79

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
California - 19.5% (continued)
University of California, Revenue Bonds, Ser. AV	5.00	5/15/2042	2,525,000		3,095,574
				436,684,691
Colorado - 1.5%
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2043	2,995,000		3,672,679
Board of Governors of Colorado State University System, Revenue Bonds, Refunding, Ser. C	5.00	3/1/2028	2,005,000	[c]	2,675,051
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/2027	2,500,000	[c]	3,241,625
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2048	1,250,000		1,374,700
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2028	7,610,000		9,520,947
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.25	12/1/2048	3,500,000		4,243,575
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,000,000	[a]	2,055,540
Denver Urban Renewal Authority, Tax Allocation Bonds, Ser. A	5.25	12/1/2039	2,500,000	[a]	2,569,425
E-470 Public Highway Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2040	1,725,000		1,968,984
Weld County School District No. 6, GO (Insured; State Aid Withholding)	5.00	12/1/2044	2,500,000		3,219,125
				34,541,651
Connecticut - .9%
Connecticut, GO, Ser. C	4.00	6/1/2038	750,000		881,595
Connecticut, GO, Ser. C	4.00	6/1/2039	570,000		667,869
Connecticut, GO, Ser. C	4.00	6/1/2036	900,000		1,065,699
Connecticut, GO, Ser. C	4.00	6/1/2037	1,000,000		1,179,510
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2039	1,500,000		1,741,740
Connecticut, Special Tax Bonds, Ser. A	4.00	5/1/2036	1,725,000		2,024,287
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2037	3,500,000		4,463,200
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2034	2,000,000		2,586,580
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2038	2,000,000		2,541,880
The Metropolitan District, GO, Ser. A	4.00	7/15/2037	1,125,000		1,314,743
The Metropolitan District, GO, Ser. A	4.00	7/15/2039	500,000		580,790
The Metropolitan District, GO, Ser. A	4.00	7/15/2035	500,000		588,915
The Metropolitan District, GO, Ser. A	4.00	7/15/2036	1,200,000		1,407,276
				21,044,084
Delaware - .1%
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2048	1,000,000		941,290
Kent County, Revenue Bonds (CHF-Dover University Project) Ser. A	5.00	7/1/2040	750,000		725,220
				1,666,510
District of Columbia - 3.2%
District of Columbia, Revenue Bonds (District of Columbia International School Obligated Group)	5.00	7/1/2049	1,275,000		1,443,224
District of Columbia, Revenue Bonds (Friendship Public Charter School)	5.00	6/1/2032	3,500,000		3,693,270
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2039	1,275,000		1,386,563
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2049	1,375,000		1,470,205
District of Columbia, Revenue Bonds (KIPP DC Project)	4.00	7/1/2044	1,240,000		1,332,008
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,700,000	[c]	1,972,901
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,100,000	[c]	1,276,583
District of Columbia, Revenue Bonds, Refunding (KIPP DC Obligated Group)	6.00	7/1/2023	1,450,000	[c]	1,682,769

80

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
District of Columbia - 3.2% (continued)
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. A	5.00	7/1/2048	5,000,000		5,728,400
District of Columbia, Revenue Bonds, Refunding (KIPP DC Project) Ser. B	5.00	7/1/2042	4,000,000		4,612,680
District of Columbia, Revenue Bonds, Ser. A	5.00	3/1/2026	10,000,000		12,511,800
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2039	4,000,000		4,866,560
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2038	2,605,000		3,182,190
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2045	5,000,000		5,955,300
District of Columbia, Revenue Bonds, Ser. C	4.00	5/1/2040	3,000,000		3,635,970
Metropolitan Washington Airports Authority, Revenue Bonds (Dulles Metrorail & Capital Improvement Projects) (Insured; Assured Guaranty Corp.) Ser. B	0.00	10/1/2036	6,275,000	[b]	3,988,829
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	10/1/2053	5,000,000		5,511,350
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	2,045,000		2,621,485
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2028	4,300,000		5,512,170
				72,384,257
Florida - 4.1%
Broward County Airport System, Revenue Bonds, Refunding, Ser. B	5.00	10/1/2028	5,000,000		6,348,050
Broward County Airport System, Revenue Bonds, Ser. A	4.00	10/1/2044	3,500,000		3,884,440
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2035	1,085,000	[a]	1,165,691
Capital Trust Agency, Revenue Bonds (Franklin Academy Project)	5.00	12/15/2040	1,220,000	[a]	1,296,762
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. A1	5.00	7/1/2048	750,000		447,623
Capital Trust Agency, Revenue Bonds (H-Bay Ministries Inc-Superior Residences Project) Ser. B	5.00	7/1/2053	250,000		136,783
Collier County Health Facilities Authority, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2045	2,500,000		2,788,625
Florida Development Finance Corp., Revenue Bonds, Refunding (Virgin Trains U.S.A Florida) Ser. A	6.25	1/1/2024	2,500,000	[a]	2,204,175
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2037	1,000,000		1,014,440
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2038	750,000		758,535
Florida Higher Educational Facilities Financial Authority, Revenue Bonds (Florida Institute of Technology)	4.00	10/1/2039	800,000		806,656
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (The University of Tampa Project) Ser. A	5.25	4/1/2022	1,100,000	[c]	1,186,152
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2049	8,500,000		9,477,585
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	6,715,000		7,533,290
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2030	750,000		813,810
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/2040	7,545,000		8,624,689
Miami-Dade County Expressway Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2040	1,050,000		1,052,972
Miami-Dade County Health Facilities Authority, Revenue Bonds, Refunding (Nicklaus Children's Hospital Obligated Group)	5.00	8/1/2042	2,000,000		2,362,040
Miami-Dade County Seaport Department, Revenue Bonds, Ser. A	5.50	10/1/2042	14,145,000		15,493,867
Orange County Health Facilities Authority, Revenue Bonds (Orlando Health Obligated Group) Ser. B	5.00	10/1/2042	5,000,000		5,240,800

81

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Florida - 4.1% (continued)
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	6,500,000		7,327,775
Tampa, Revenue Bonds (H. Lee Moffitt Cancer Center & Research Institute Obligated Group) Ser. B	4.00	7/1/2045	3,700,000		4,161,538
Tampa, Revenue Bonds, Refunding, Ser. A	4.00	4/1/2050	2,000,000		2,243,940
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2049	1,800,000	[b]	606,186
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2045	1,850,000	[b]	742,165
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2041	1,000,000	[b]	482,770
Tampa, Revenue Bonds, Ser. A	0.00	9/1/2042	1,000,000	[b]	460,340
The Miami-Dade County School Board, COP, Refunding, Ser. A	5.00	5/1/2032	3,280,000		3,962,371
				92,624,070
Georgia - .7%
Fulton County Development Authority, Revenue Bonds, Refunding (Robert W. Woodruff Arts Center)	5.00	3/15/2044	6,000,000		6,793,140
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,000,000		2,255,000
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	4.00	1/1/2049	2,155,000		2,406,769
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Units 3&4 Project)	5.00	1/1/2056	1,000,000		1,206,740
Main Street Natural Gas, Revenue Bonds, Ser. A	5.00	5/15/2043	1,500,000		1,774,725
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.25	7/1/2044	1,500,000		1,631,280
				16,067,654
Hawaii - .5%
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.13	11/15/2032	2,050,000		2,209,162
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Kahala Senior Living Community Obligated Group)	5.25	11/15/2037	1,000,000		1,074,010
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (The Queen's Health Systems Obligated Group) Ser. A	5.00	7/1/2035	7,000,000		8,025,710
				11,308,882
Idaho - .2%
Idaho Health Facilities Authority, Revenue Bonds, Refunding (Trinity Health Obligated Group) Ser. D	5.00	6/1/2022	3,900,000	[c]	4,217,031
Illinois - 9.5%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2026	1,170,000		1,412,845
Chicago Board of Education, GO, Refunding, Ser. A	4.00	12/1/2027	750,000		820,313
Chicago Board of Education, GO, Refunding, Ser. A	7.00	12/1/2044	2,500,000		2,993,200
Chicago Board of Education, GO, Refunding, Ser. B	5.00	12/1/2033	600,000		690,120
Chicago Board of Education, GO, Refunding, Ser. B	6.75	12/1/2030	7,500,000	[a]	9,449,400
Chicago Board of Education, GO, Refunding, Ser. B	7.00	12/1/2042	10,000,000	[a]	12,660,400
Chicago Board of Education, GO, Ser. A	7.00	12/1/2046	5,000,000	[a]	6,293,700
Chicago Board of Education, GO, Ser. B	6.50	12/1/2046	4,500,000		5,319,270
Chicago Board of Education, Revenue Bonds	5.00	4/1/2046	1,600,000		1,738,464
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,700,000		1,857,743
Chicago Board of Education, Revenue Bonds	6.00	4/1/2046	1,500,000		1,752,690
Chicago II, GO, Refunding, Ser. 2005D	5.50	1/1/2040	5,000,000		5,425,700
Chicago II, GO, Refunding, Ser. 2007E	5.50	1/1/2042	1,750,000		1,895,145
Chicago II, GO, Refunding, Ser. 2007F	5.50	1/1/2042	1,250,000		1,353,675
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2035	5,000,000		5,296,750
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2031	1,300,000		1,500,525
Chicago II, GO, Refunding, Ser. A	5.00	1/1/2032	600,000		688,200
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2042	1,272,000		1,381,099
Chicago II, GO, Refunding, Ser. B	7.75	1/1/2025	6,208,000	[c]	8,093,990

82

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Illinois - 9.5% (continued)
Chicago II, GO, Ser. A	5.50	1/1/2049	4,000,000		4,539,520
Chicago Midway International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2046	5,000,000		5,607,800
Chicago O'Hare International Airport, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/2043	4,000,000		4,346,480
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2038	3,250,000		3,930,452
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	3,710,000		4,474,186
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2036	3,130,000		3,810,712
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2037	3,000,000		3,639,030
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2033	10,425,000		12,077,050
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2041	6,800,000		7,786,544
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2031	15,000,000		17,445,900
Chicago O'Hare International Airport, Revenue Bonds, Ser. A	5.75	1/1/2039	415,000		421,130
Illinois, GO	5.50	5/1/2030	2,500,000		3,042,675
Illinois, GO	5.50	5/1/2039	2,500,000		2,923,650
Illinois, GO	5.50	7/1/2033	2,500,000		2,659,725
Illinois, GO	5.50	7/1/2038	10,000,000		10,572,000
Illinois, GO, Refunding, Ser. B	5.00	10/1/2025	15,000,000		16,796,700
Illinois, GO, Ser. A	5.00	5/1/2042	2,500,000		2,731,075
Illinois, GO, Ser. D	5.00	11/1/2028	5,000,000		5,616,150
Illinois Finance Authority, Revenue Bonds (LOC; PNC Bank NA) Ser. D1	0.02	8/1/2043	5,700,000	[e]	5,700,000
Illinois Finance Authority, Revenue Bonds, Refunding (Franciscan Communities Obligated Group) Ser. A	5.00	5/15/2037	3,000,000		3,153,060
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2047	3,715,000		3,792,495
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.50	7/1/2028	1,560,000		1,721,398
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	5,000,000		5,546,850
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	5.25	5/15/2023	535,000	[c]	605,454
Metropolitan Pier & Exposition Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2040	10,000,000	[b]	5,111,400
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding	4.00	6/15/2050	2,000,000		2,054,620
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Expansion Project)	5.00	6/15/2050	2,000,000		2,254,380
				212,983,665
Indiana - .6%
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.75	1/15/2043	750,000	[a]	710,917
Allen County, Revenue Bonds (Storypoint Fort Wayne Project) Ser. A1	6.88	1/15/2052	1,250,000	[a]	1,184,562
Indiana Finance Authority, Revenue Bonds (Butler University Project)	4.00	2/1/2044	2,595,000		2,779,219
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. A	3.00	11/1/2030	1,500,000		1,549,365
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric Project) Ser. B	3.00	11/1/2030	1,000,000		1,032,910
Indiana Finance Authority, Revenue Bonds (Ohio Valley Electric) Ser. C	3.00	11/1/2030	1,000,000		1,032,910
Indiana Finance Authority, Revenue Bonds, Refunding (Stadium Project) Ser. A	5.25	2/1/2035	5,000,000		5,786,550
				14,076,433

83

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Kentucky - 1.4%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2047	3,500,000		3,725,330
Kentucky Property & Building Commission, Revenue Bonds, Refunding (Project No. 112) Ser. B	5.00	11/1/2027	10,000,000		12,185,700
Kentucky Public Energy Authority, Revenue Bonds, Ser. C1	4.00	6/1/2025	10,000,000		11,318,100
Kentucky Public Transportation Infrastructure Authority, Revenue Bonds (Downtown Crossing Project) Ser. A	5.75	7/1/2049	3,000,000		3,211,170
				30,440,300
Louisiana - 1.3%
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.50	6/15/2038	3,200,000	[a]	3,420,992
Jefferson Parish Economic Development & Port District, Revenue Bonds (Kenner Discovery Health Sciences Foundation) Ser. A	5.63	6/15/2048	4,350,000	[a]	4,606,606
Jefferson Parish Hospital Service District No. 2, Revenue Bonds, Refunding	6.25	7/1/2031	5,000,000		5,089,900
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	3.00	6/1/2050	4,000,000		4,102,880
Louisiana Public Facilities Authority, Revenue Bonds (Louisiana Children's Medical Center Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	6/1/2050	2,750,000		3,090,147
Louisiana Public Facilities Authority, Revenue Bonds, Refunding (Tulane University)	4.00	4/1/2050	2,000,000		2,274,920
New Orleans Water System, Revenue Bonds, Refunding	5.00	12/1/2034	500,000		577,020
St. James Parish, Revenue Bonds (NuStar Logistics Project) Ser. 2	6.35	7/1/2040	4,115,000	[a]	4,899,936
				28,062,401
Maine - .6%
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.25	6/15/2034	1,000,000	[f]	550,000
Maine Finance Authority, Revenue Bonds (Coastal Resources of Maine Project)	5.38	12/15/2033	4,400,000	[a,f]	2,420,000
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	6.00	7/1/2026	825,000		847,432
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (MaineGeneral Health Medical Center Obligated Group)	7.00	7/1/2041	4,240,000		4,358,042
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (Bowdoin College)	5.00	7/1/2038	5,000,000		6,116,700
				14,292,174
Maryland - .1%
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2049	750,000		812,010
Maryland Economic Development Corp., Revenue Bonds (Seagirt Marine Terminal Project)	5.00	6/1/2044	200,000		217,818
				1,029,828
Massachusetts - 3.6%
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2054	770,000		780,557
Lowell Collegiate Charter School, Revenue Bonds	5.00	6/15/2049	755,000		767,261
Massachusetts, GO, Refunding, Ser. C	2.51	7/1/2041	9,000,000		9,194,850
Massachusetts Development Finance Agency, Revenue Bonds (Bentley University)	5.00	7/1/2040	5,500,000		6,375,105
Massachusetts Development Finance Agency, Revenue Bonds (Dana-Farber Cancer Institute Obligated Group) Ser. N	5.00	12/1/2041	3,000,000		3,517,350
Massachusetts Development Finance Agency, Revenue Bonds (Emerson College) Ser. A	5.25	1/1/2042	5,500,000		6,250,035

84

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Massachusetts - 3.6% (continued)
Massachusetts Development Finance Agency, Revenue Bonds (Linden Ponds Obligated Group)	5.13	11/15/2046	1,500,000	[a]	1,506,360
Massachusetts Development Finance Agency, Revenue Bonds (Wentworth Institute of Technology)	5.00	10/1/2046	2,015,000		2,220,973
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Berklee College of Music)	5.00	10/1/2039	5,000,000		5,771,050
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Cape Cod Healthcare Obligated Group)	5.25	11/15/2041	4,370,000		4,780,780
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Emerson College) Ser. A	5.00	1/1/2040	1,000,000		1,144,910
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (International Charter School)	5.00	4/15/2040	1,500,000		1,634,580
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2037	1,000,000	[a]	1,075,490
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2047	3,000,000	[a]	3,207,450
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (NewBridge Charles Obligated Group)	5.00	10/1/2057	2,000,000	[a]	2,129,820
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Simmons College) Ser. K1	5.00	10/1/2036	2,115,000		2,374,616
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Wellforce Obligated Group) (Insured; Assured Guaranty Municipal Corp.) Ser. C	4.00	10/1/2045	500,000		573,655
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,375,000		1,584,495
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.75	1/1/2021	470,000	[c]	480,213
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	6.88	1/1/2021	400,000	[c]	408,856
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. I	7.25	1/1/2021	1,240,000	[c]	1,268,780
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. A	5.25	2/15/2048	9,500,000		11,900,840
Massachusetts School Building Authority, Revenue Bonds, Ser. B	5.25	2/15/2048	10,000,000		12,527,200
The Massachusetts Clean Water Trust, Revenue Bonds, Refunding, Ser. A	5.75	8/1/2029	50,000		50,217
				81,525,443
Michigan - 2.8%
Detroit, GO	5.00	4/1/2034	1,000,000		1,059,880
Detroit, GO	5.00	4/1/2033	1,150,000		1,222,761
Detroit, GO	5.00	4/1/2035	1,660,000		1,750,619
Detroit, GO	5.00	4/1/2038	1,235,000		1,290,229
Detroit, GO	5.00	4/1/2036	1,200,000		1,260,924
Detroit, GO	5.00	4/1/2029	1,000,000		1,086,400
Detroit, GO	5.00	4/1/2028	900,000		983,439
Detroit, GO	5.00	4/1/2030	700,000		756,350
Detroit, GO	5.00	4/1/2032	850,000		908,446
Detroit, GO	5.00	4/1/2031	1,000,000		1,074,830
Detroit, GO, Ser. B1	4.00	4/1/2044	5,000,000		4,051,250
Detroit Downtown Development Authority, Tax Allocation Bonds, Refunding (Catalyst Development Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	7/1/2043	10,000,000		11,207,000
Michigan Building Authority, Revenue Bonds, Refunding, Ser. IA	5.38	10/15/2041	3,000,000		3,172,050
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Obligated Group)	5.00	8/1/2032	2,000,000		2,270,520
Michigan Finance Authority, Revenue Bonds, Refunding, Ser. A	4.00	12/1/2049	4,000,000		4,562,280

85

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Michigan - 2.8% (continued)
Michigan Strategic Fund, Revenue Bonds (AMT-I-75 Improvement Project)	5.00	12/31/2043	10,000,000		11,221,000
University of Michigan, Revenue Bonds, Ser. B	2.56	4/1/2050	8,750,000		9,166,325
Warren County, Revenue Bonds	10.00	12/1/2040	5,000,000		5,075,450
				62,119,753
Minnesota - .3%
Western Minnesota Municipal Power Agency, Revenue Bonds (Red Rock Hydroelectric Project) Ser. A	5.00	1/1/2049	5,390,000		6,645,708
Mississippi - .1%
Mississippi Development Bank, Revenue Bonds (Jackson Water & Sewer System Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/2040	1,625,000		1,902,371
Missouri - .2%
Missouri Health & Educational Facilities Authority, Revenue Bonds (St. Louis University) (LOC; U.S. Bank NA) Ser. B	0.03	10/1/2024	500,000	[e]	500,000
Missouri Health & Educational Facilities Authority, Revenue Bonds, Ser. B	0.02	3/1/2040	900,000	[e]	900,000
The St. Louis Missouri Industrial Development Authority, Revenue Bonds (Mid-America Transplant Services Project) (LOC; BMO Harris Bank NA)	0.04	1/1/2039	2,900,000	[e]	2,900,000
				4,300,000
Nebraska - 1.1%
Central Plains Energy Project, Revenue Bonds, Refunding	4.00	8/1/2025	10,000,000		11,558,100
Omaha Public Power District, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2042	10,000,000		12,472,300
				24,030,400
Nevada - .8%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2040	750,000		872,880
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2038	1,700,000		1,990,836
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	4.00	6/15/2037	850,000		998,852
Henderson, GO, Ser. A1	4.00	6/1/2045	3,000,000		3,521,640
Henderson, GO, Ser. A1	4.00	6/1/2050	3,500,000		4,077,290
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project)	6.25	12/15/2037	5,000,000	[a]	4,850,550
Nevada Department of Business & Industry, Revenue Bonds (Green Bond) (Fulcrum Sierra Biofuels Project) Ser. B	5.13	12/15/2037	1,500,000	[a]	1,282,005
				17,594,053
New Jersey - 3.7%
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2054	725,000	[a]	749,955
New Jersey Economic Development Authority, Revenue Bonds (Beloved Community Charter School Project) Ser. A	5.00	6/15/2049	1,105,000	[a]	1,150,504
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.13	1/1/2034	5,325,000		5,871,132
New Jersey Economic Development Authority, Revenue Bonds (The Goethals Bridge Replacement Project)	5.38	1/1/2043	5,500,000		6,052,090
New Jersey Economic Development Authority, Revenue Bonds, Refunding	5.00	6/15/2026	2,500,000		2,576,650
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. PP	5.00	6/15/2029	13,000,000		14,589,900
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	2,500,000		2,830,500
New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Refunding (St. Peter's University Hospital Obligated Group)	6.25	7/1/2035	1,500,000		1,548,945

86

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
New Jersey - 3.7% (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2030	1,500,000		1,732,515
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding	4.00	12/15/2039	1,500,000		1,615,965
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2031	2,000,000		2,300,460
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2029	15,000,000		17,446,650
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Refunding, Ser. A	5.00	6/15/2030	3,000,000		3,468,570
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2048	1,500,000		1,634,895
South Jersey Port Corp., Revenue Bonds, Ser. B	5.00	1/1/2042	1,250,000		1,374,300
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,000,000		3,502,140
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2033	7,000,000		8,678,880
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	5,000,000		5,924,100
				83,048,151
New York - 11.8%
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2047	1,000,000	[a]	1,055,540
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2037	700,000	[a]	747,845
Build New York City Resource Corp., Revenue Bonds (Metropolitan Lighthouse Charter School Project) Ser. A	5.00	6/1/2032	500,000	[a]	542,375
Hudson Yards Infrastructure Corp., Revenue Bonds	5.75	2/15/2047	1,930,000		1,974,776
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	4.75	11/15/2045	10,000,000		10,893,700
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C1	5.00	11/15/2050	6,000,000		6,628,020
Metropolitan Transportation Authority, Revenue Bonds, Refunding (Green Bond) Ser. C2	5.18	11/15/2049	10,000,000		11,639,100
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2056	5,000,000		5,558,350
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	4.00	7/1/2050	3,500,000		4,051,215
New York City, GO (LOC; TD Bank NA) Ser. D4	0.02	8/1/2040	1,300,000	[e]	1,300,000
New York City, GO, Refunding, Ser. E	5.00	8/1/2034	1,250,000		1,570,375
New York City, GO, Refunding, Ser. F1	5.00	8/1/2034	2,220,000		2,788,986
New York City, GO, Ser. AA1	4.00	8/1/2038	5,000,000		5,814,650
New York City, GO, Ser. AA1	5.00	8/1/2035	2,500,000		3,162,650
New York City, GO, Ser. B1	5.00	12/1/2035	2,000,000		2,421,760
New York City, GO, Ser. B1	5.00	10/1/2043	4,000,000		4,960,840
New York City Industrial Development Agency, Revenue Bonds (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/2046	325,000		326,583
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	1,300,000		1,307,202
New York City Transitional Finance Authority, Revenue Bonds	4.00	8/1/2038	1,250,000		1,435,525
New York City Transitional Finance Authority, Revenue Bonds	4.00	5/1/2045	3,500,000		4,055,940
New York City Transitional Finance Authority, Revenue Bonds	5.25	8/1/2037	10,000,000		12,665,300
New York City Transitional Finance Authority, Revenue Bonds (Insured; State Aid Withholding) Ser. S3	5.25	7/15/2035	10,000,000		12,688,900
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	4.00	7/15/2037	2,500,000		2,897,400
New York City Transitional Finance Authority, Revenue Bonds, Refunding (Insured; State Aid Withholding) Ser. S2A	5.00	7/15/2033	3,250,000		4,079,400

87

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
New York - 11.8% (continued)
New York City Transitional Finance Authority, Revenue Bonds, Ser. A1	4.00	8/1/2041	5,000,000		5,695,850
New York City Transitional Finance Authority, Revenue Bonds, Ser. A6	0.03	8/1/2039	2,200,000	[e]	2,200,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. A1	0.02	6/15/2043	1,900,000	[e]	1,900,000
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. F1	0.03	6/15/2033	900,000	[e]	900,000
New York City Water & Sewer System, Revenue Bonds, Ser. AA	0.03	6/15/2048	1,100,000	[e]	1,100,000
New York City Water & Sewer System, Revenue Bonds, Ser. AA3	0.02	6/15/2049	300,000	[e]	300,000
New York City Water & Sewer System, Revenue Bonds, Ser. AA6	0.02	6/15/2048	1,800,000	[e]	1,800,000
New York City Water & Sewer System, Revenue Bonds, Ser. DD-3B	0.03	6/15/2043	1,400,000	[e]	1,400,000
New York Counties Tobacco Trust VI, Revenue Bonds, Refunding, Ser. A2B	5.00	6/1/2051	4,585,000		4,727,731
New York Liberty Development Corp., Revenue Bonds, Refunding	2.80	9/15/2069	4,000,000		3,847,760
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.75	11/15/2051	5,000,000		5,274,950
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	3/15/2044	2,000,000		2,093,520
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[a]	5,306,550
New York Power Authority, Revenue Bonds, Refunding, Ser. A	4.00	11/15/2045	1,500,000		1,787,580
New York State Dormitory Authority, Revenue Bonds (Columbia University) Ser. A	5.00	10/1/2048	2,000,000		3,289,180
New York State Dormitory Authority, Revenue Bonds (Maimonides Medical Center)	4.00	8/1/2043	750,000		852,225
New York State Dormitory Authority, Revenue Bonds (New York University) Ser. A	5.00	7/1/2042	5,500,000		6,872,965
New York State Dormitory Authority, Revenue Bonds, Refunding (Cornell University) Ser. B	0.03	7/1/2039	1,000,000	[e]	1,000,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Pace University) Ser. A	5.00	5/1/2038	500,000		527,170
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. D	5.00	2/15/2028	14,510,000		18,832,239
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	3.00	3/15/2040	5,000,000		5,406,900
New York State Urban Development Corp., Revenue Bonds, Refunding (State of New York Personal Income Tax)	3.00	3/15/2048	10,000,000		10,628,500
New York State Urban Development Corp., Revenue Bonds, Ser. A	4.00	3/15/2045	2,500,000		2,915,275
New York State Urban Development Corp., Revenue Bonds, Ser. A	4.00	3/15/2049	10,000,000		11,602,000
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2036	2,500,000		2,700,200
New York Transportation Development Corp., Revenue Bonds (Delta Air Lines)	5.00	1/1/2034	4,000,000		4,307,040
New York Transportation Development Corp., Revenue Bonds, Refunding, Ser. A	5.25	8/1/2031	1,750,000		1,813,210
New York Transportation Development Corp., Revenue Bonds, Refunding, Ser. A	5.38	8/1/2036	1,000,000		1,037,360
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	4,000,000		4,540,880
Oneida County Local Development Corp., Revenue Bonds, Refunding (Utica College Project)	4.00	7/1/2039	750,000		756,038

88

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
New York - 11.8% (continued)
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal Project)	6.00	12/1/2042	5,000,000		5,061,150
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2038	2,500,000		2,964,525
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2037	3,000,000		3,569,730
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2040	1,620,000		1,909,105
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 222nd	4.00	7/15/2039	2,250,000		2,659,522
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 221st	4.00	7/15/2045	4,000,000		4,485,600
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 221st	4.00	7/15/2050	5,000,000		5,578,550
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 221st	4.00	7/15/2055	1,000,000		1,113,870
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	0.00	11/15/2031	5,000,000	[b]	3,923,900
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2028	4,715,000	[b]	4,059,898
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. B	0.00	11/15/2027	2,000,000	[b]	1,773,880
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	4.00	11/15/2054	1,750,000		2,023,892
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2049	3,500,000		4,430,335
				263,535,512
North Carolina - .5%
North Carolina Turnpike Authority, Revenue Bonds	5.00	1/1/2049	2,000,000		2,395,900
North Carolina Turnpike Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2049	1,500,000		1,851,495
North Carolina Turnpike Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2038	5,000,000		6,201,250
				10,448,645
North Dakota - .2%
Grand Forks County, Revenue Bonds, Refunding (Green Bond) (Red River Biorefinery)	6.38	12/15/2043	6,000,000		5,076,180
Ohio - 2.4%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. B2	5.00	6/1/2055	16,500,000		18,150,000
Butler County Port Authority, Revenue Bonds (Storypoint Fairfield Project) Ser. A1	6.38	1/15/2043	1,500,000	[a]	1,421,730
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.25	12/1/2038	2,420,000		2,555,665
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2053	1,500,000		1,557,240
Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Refunding (Playhouse Square Foundation Project)	5.50	12/1/2043	1,580,000		1,667,674
Franklin County, Revenue Bonds, Ser. A	4.00	12/1/2049	2,500,000		2,849,200
Hamilton County Sewer System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2032	9,350,000		12,577,620
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2039	2,000,000		2,281,700
Ohio, Revenue Bonds (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/2035	3,000,000		3,447,960
Ohio Air Quality Development Authority, Revenue Bonds (Pratt Paper Project)	4.25	1/15/2038	2,500,000	[a]	2,659,200
Ohio Turnpike & Infrastructure Commission, Revenue Bonds	0/5.70	2/15/2034	3,000,000	[g]	3,668,550
				52,836,539

89

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Oregon - 1.7%
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2024	2,310,000		2,715,728
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2025	2,610,000		3,179,058
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2027	1,275,000		1,643,284
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2021	1,800,000		1,868,418
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2022	1,745,000		1,895,245
Benton & Linn Counties Consolidated School District No. 509J & 509A, GO (Insured; School Board Guaranty) Ser. A	5.00	6/15/2023	1,785,000		2,023,065
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248A	6.50	4/1/2031	2,000,000	[a,f]	1,298,280
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248D	6.50	4/1/2031	2,000,000	[a,f]	1,298,280
Oregon Business Development Commission, Revenue Bonds, Refunding (RED Rock Biofuels) Ser. 248F	11.50	4/1/2031	1,000,000	[f]	713,080
Oregon Facilities Authority, Revenue Bonds, Refunding (Samaritan Health Services Obligated Group) Ser. A	5.00	10/1/2040	1,750,000		2,148,772
Oregon Facilities Authority, Revenue Bonds, Refunding (Samaritan Health Services Obligated Group) Ser. A	5.00	10/1/2035	275,000		341,132
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	0/5.00	6/15/2032	2,700,000	[g]	3,509,541
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	0/5.00	6/15/2031	2,500,000	[g]	3,274,900
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	0/5.00	6/15/2033	2,200,000	[g]	2,841,542
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	0/5.00	6/15/2035	2,425,000	[g]	3,106,934
Salem-Keizer School District No. 24J, GO (Insured; School Board Guaranty) Ser. B	0/5.00	6/15/2034	3,000,000	[g]	3,860,880
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2039	700,000	[a]	840,182
Warm Springs Reservation Confederated Tribe, Revenue Bonds, Refunding (Green Bond) Ser. B	5.00	11/1/2036	700,000	[a]	847,602
				37,405,923
Pennsylvania - 1.4%
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	4.88	11/1/2024	2,000,000		1,904,940
Allegheny County Industrial Development Authority, Revenue Bonds, Refunding (United States Steel Corp.)	5.13	5/1/2030	1,750,000		1,580,320
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2035	3,500,000		4,331,425
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2034	4,000,000		4,964,280
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2050	4,070,000		4,651,929
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	4.00	4/1/2039	1,500,000		1,748,805
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	4/1/2050	3,000,000		3,711,390
Montgomery County Higher Education & Health Authority, Revenue Bonds, Refunding (Thomas Jefferson University Project)	4.00	9/1/2044	1,750,000		1,926,190
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Aqua Pennsylvania Project) Ser. B	5.00	12/1/2043	4,425,000		4,454,072
Pennsylvania Economic Development Financing Authority, Revenue Bonds, Refunding (Tapestry Moon Senior Housing Project)	6.50	12/1/2038	3,000,000	[a]	2,949,330
				32,222,681

90

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Rhode Island - .4%
Rhode Island Health & Educational Building Corp., Revenue Bonds	5.25	8/15/2043	1,000,000		1,201,290
Rhode Island Health & Educational Building Corp., Revenue Bonds, Refunding (Providence College)	5.00	11/1/2045	7,000,000		7,913,990
				9,115,280
South Carolina - .1%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2036	2,000,000		2,360,480
Tennessee - .4%
Clarksville Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.05	11/1/2035	5,100,000	[e]	5,100,000
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	4.75	7/1/2027	740,000		664,017
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.50	7/1/2037	1,100,000		983,895
Memphis-Shelby County Industrial Development Board, Tax Allocation Bonds, Refunding (Senior Tax Increment-Graceland Project) Ser. A	5.63	1/1/2046	750,000		669,893
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.05	7/1/2034	900,000	[e]	900,000
Montgomery County Public Building Authority, Revenue Bonds (LOC; Bank of America NA)	0.06	2/1/2036	1,300,000	[e]	1,300,000
				9,617,805
Texas - 9.6%
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2046	1,100,000		1,200,738
Arlington Higher Education Finance Corp., Revenue Bonds, Refunding (Uplift Education) Ser. A	5.00	12/1/2036	1,315,000		1,461,780
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2053	925,000		950,105
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2048	1,900,000		1,957,285
Arlington Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2038	1,000,000		1,045,940
Austin Airport System, Revenue Bonds, Ser. A	5.00	11/15/2046	13,120,000		15,295,690
Bexar County Health Facilities Development Corp., Revenue Bonds, Refunding (Army Retirement Residence Foundation Project)	5.00	7/15/2041	1,750,000		1,816,535
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2046	1,500,000		1,721,820
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2040	7,300,000		8,343,535
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	3.00	8/15/2040	4,000,000		4,247,240
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. A	5.00	8/15/2022	6,000,000	[c]	6,562,260
Central Texas Turnpike System, Revenue Bonds, Refunding, Ser. B	5.00	8/15/2037	16,235,000		18,412,276
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.00	8/15/2032	2,745,000		2,906,955
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2043	2,770,000		3,072,761
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	6.00	8/15/2033	1,500,000		1,683,615
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.50	8/15/2021	1,250,000	[c]	1,311,550
Clifton Higher Education Finance Corp., Revenue Bonds (IDEA Public Schools)	5.75	8/15/2021	1,000,000	[c]	1,051,610

91

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
Texas - 9.6% (continued)
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	12/1/2045	3,855,000		4,131,018
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	6.13	8/15/2048	18,000,000		20,349,540
Dallas Fort Worth International Airport, Revenue Bonds, Refunding (Dallas/Fort Worth International Airport)	4.00	11/1/2034	6,500,000		7,790,445
Dallas Fort Worth International Airport, Revenue Bonds, Refunding (Dallas/Fort Worth International Airport)	4.00	11/1/2035	5,000,000		5,962,950
Dallas Fort Worth International Airport, Revenue Bonds, Refunding (Dallas/Fort Worth International Airport)	4.00	11/1/2045	2,000,000		2,315,760
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	3,000,000		3,000,690
Dallas Fort Worth International Airport, Revenue Bonds, Ser. H	5.00	11/1/2021	7,500,000	[c]	7,907,400
Danbury Higher Education Authority, Revenue Bonds, Ser. A	4.00	8/15/2049	5,000,000		5,054,250
Danbury Higher Education Authority, Revenue Bonds, Ser. A	5.13	8/15/2049	2,240,000		2,326,576
Grand Parkway Transportation Corp., Revenue Bonds, Refunding	4.00	10/1/2049	5,000,000		5,824,450
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.00	10/1/2043	5,000,000		6,147,800
Grand Parkway Transportation Corp., Revenue Bonds, Ser. A	5.50	10/1/2023	4,500,000	[c]	5,221,485
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.20	10/1/2031	2,000,000	[g]	2,329,960
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.40	10/1/2033	2,500,000	[g]	2,900,275
Grand Parkway Transportation Corp., Revenue Bonds, Ser. B	0/5.45	10/1/2034	2,235,000	[g]	2,590,588
Houston Airport System, Revenue Bonds, Refunding (United Airlines)	5.00	7/15/2027	1,000,000		1,059,990
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. A	5.00	7/1/2027	1,000,000		1,059,880
Houston Airport System, Revenue Bonds, Refunding (United Airlines) Ser. C	5.00	7/15/2027	1,000,000		1,040,470
Houston Higher Education Finance Corp., Revenue Bonds	6.50	5/15/2021	1,530,000	[c]	1,596,647
Houston Higher Education Finance Corp., Revenue Bonds	6.50	5/15/2021	1,270,000	[c]	1,325,791
Houston Higher Education Finance Corp., Revenue Bonds, Ser. A	5.88	5/15/2021	140,000		145,586
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	3,250,000	[a]	3,443,115
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.50	8/15/2035	750,000	[a]	841,395
Newark Higher Education Finance Corp., Revenue Bonds (A+ Charter Schools) Ser. A	5.75	8/15/2045	1,000,000	[a]	1,113,550
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2036	2,800,000		3,435,124
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	3.63	1/1/2035	1,500,000	[a]	1,487,520
Port Beaumont Navigation District, Revenue Bonds, Refunding, Ser. A	4.00	1/1/2050	1,500,000	[a]	1,502,895
Pottsboro Higher Education Finance Corp., Revenue Bonds, Ser. A	5.00	8/15/2046	1,000,000		1,028,460
San Antonio Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program) Ser. B	5.00	8/1/2044	7,140,000		8,435,981
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (Blueridge Transportation Group)	5.00	12/31/2045	1,000,000		1,056,070
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (LBJ Infrastructure Group IH-635 Managed Lanes Project)	7.00	6/30/2040	11,175,000		11,228,975
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	6.75	6/30/2043	5,000,000		5,703,250
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds (NTE Mobility Partners Segments 3)	7.00	12/31/2038	10,000,000		11,494,800
Texas Transportation Commission, Revenue Bonds	5.00	8/1/2057	2,000,000		2,300,220
				216,194,601

92

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
U.S. Related - 3.4%
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.00	10/1/2034	2,000,000		2,210,420
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.13	10/1/2043	2,000,000		2,194,740
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.25	10/1/2034	1,000,000		1,034,840
Antonio B Won Pat International Airport Authority, Revenue Bonds, Refunding, Ser. C	6.38	10/1/2043	1,000,000		1,031,480
Guam, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2046	1,500,000		1,647,120
Guam, Revenue Bonds, Refunding, Ser. A	6.00	11/1/2026	2,500,000		2,525,900
Guam, Revenue Bonds, Refunding, Ser. A	6.13	11/1/2031	5,000,000		5,049,850
Guam, Revenue Bonds, Refunding, Ser. A	6.50	11/1/2040	2,000,000		2,019,960
Guam Government Waterworks Authority, Revenue Bonds, Ser. A	5.00	1/1/2050	2,000,000		2,434,520
Puerto Rico, GO, Refunding, Ser. A	5.00	7/1/2041	2,500,000	[f]	1,565,625
Puerto Rico, GO, Refunding, Ser. A	8.00	7/1/2035	10,000,000	[f]	6,112,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.25	7/1/2042	2,000,000		2,057,500
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	5.75	7/1/2037	2,500,000		2,603,125
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Ser. A	6.00	7/1/2038	5,170,000		5,254,012
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding (Insured; National Public Finance Guarantee Corp.) Ser. SS	5.00	7/1/2021	500,000		502,420
Puerto Rico Electric Power Authority, Revenue Bonds, Refunding, Ser. DDD	5.00	7/1/2022	2,000,000	[f]	1,295,000
Puerto Rico Electric Power Authority, Revenue Bonds, Ser. A	6.75	7/1/2036	10,000,000	[f]	6,612,500
Puerto Rico GDB Debt Recovery Authority, Revenue Bonds	7.50	8/20/2040	2,467,267		1,693,162
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2025	110,000	[f]	48,675
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding, Ser. M	5.00	7/1/2032	220,000	[f]	97,350
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. G	5.00	7/1/2042	120,000	[f]	53,100
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Ser. K	5.00	7/1/2030	120,000	[f]	53,100
Puerto Rico Infrastructure Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2021	500,000	[f]	54,375
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2031	498,000	[b]	367,046
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2029	387,000	[b]	307,282
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2033	561,000	[b]	380,263
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2051	4,348,000	[b]	898,819
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2046	5,338,000	[b]	1,531,312
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2027	397,000	[b]	337,287
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	0.00	7/1/2024	207,000	[b]	191,227
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.50	7/1/2034	4,311,000		4,562,676
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.55	7/1/2040	208,000		221,516
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	4.75	7/1/2053	1,526,000		1,603,887
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A1	5.00	7/1/2058	8,783,000		9,377,609
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.33	7/1/2040	2,112,000		2,217,621
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.54	7/1/2053	63,000		65,317
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, Ser. A2	4.78	7/1/2058	847,000		892,154
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2029	2,250,000		2,093,940
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	5.00	10/1/2034	1,500,000		1,370,880

93

STATEMENT OF INVESTMENTS (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.8% (continued)
U.S. Related - 3.4% (continued)
Virgin Islands Public Finance Authority, Revenue Bonds, Ser. A	6.75	10/1/2037	1,250,000	1,250,638
				75,820,748
Utah - .5%
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2044	625,000	755,213
Utah Charter School Finance Authority, Revenue Bonds, Refunding (Summit Academy) Ser. A	5.00	4/15/2049	1,150,000	1,381,231
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	4.00	5/15/2043	2,750,000	3,208,755
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2050	3,000,000	3,793,860
Utah County, Revenue Bonds (IHC Health Services Inc Obligated Group) Ser. A	5.00	5/15/2043	2,000,000	2,556,920
				11,695,979
Virginia - 3.1%
Arlington County Industrial Development Authority, Revenue Bonds, Refunding (Virginia Hospital Center)	4.00	7/1/2045	5,000,000	5,755,050
Chesapeake Expressway, Revenue Bonds, Refunding, Ser. B	0/4.88	7/15/2040	2,000,000	[g] 1,989,380
Richmond Public Utility, Revenue Bonds, Ser. A	4.00	1/15/2050	3,000,000	3,556,920
Roanoke County Economic Development Authority, Revenue Bonds, Refunding (Richfield Living Obligated Group) Ser. A	5.25	9/1/2049	10,000,000	10,121,500
University of Virginia, Revenue Bonds, Refunding	2.26	9/1/2050	7,500,000	7,352,700
University of Virginia, Revenue Bonds, Refunding, Ser. A1	4.00	4/1/2045	3,950,000	4,416,811
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	12,395,000	12,857,333
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes Project)	5.00	1/1/2040	7,510,000	7,790,123
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	5.25	1/1/2032	4,000,000	4,217,520
Virginia Small Business Financing Authority, Revenue Bonds (Elizabeth River Crossing Opco Project)	6.00	1/1/2037	1,665,000	1,784,697
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2056	4,000,000	4,500,960
Virginia Small Business Financing Authority, Revenue Bonds (Transform 66 P3 Project)	5.00	12/31/2049	4,500,000	5,081,355
				69,424,349
Washington - .7%
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2035	1,250,000	1,643,675
Washington, GO, Refunding, Ser. R-2021A	5.00	6/1/2034	1,250,000	1,650,400
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Fred Hutchinson Cancer Research Center) Ser. C, 1 Month MUNIPSA +1.05%	1.14	7/3/2023	7,965,000	[d] 8,031,189
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2045	1,000,000	1,139,570
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	4.00	9/1/2050	1,000,000	1,132,880
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2045	1,000,000	1,252,100
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (Seattle Cancer Care Alliance Obligated Group)	5.00	9/1/2050	1,500,000	1,873,500
				16,723,314
West Virginia - .8%
West Virginia, GO, Ser. B	5.00	6/1/2041	10,000,000	12,587,400
West Virginia Economic Development Authority, Revenue Bonds (Arch Resources)	5.00	7/1/2025	1,000,000	1,030,920
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2039	1,450,000	1,707,578

94

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.8% (continued)
West Virginia - .8% (continued)
West Virginia Hospital Finance Authority, Revenue Bonds, Refunding (Charleston Area Medical Center Obligated Group)	5.00	9/1/2038	1,500,000		1,771,470
				17,097,368
Wisconsin - 1.2%
Public Finance Authority, Revenue Bonds (Maryland Proton Treatment Center) Ser. A1	6.38	1/1/2048	2,500,000	[a]	2,036,825
Public Finance Authority, Revenue Bonds (Nevada State College)	5.00	5/1/2055	5,000,000	[a]	4,763,600
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2053	1,000,000		1,128,030
Public Finance Authority, Revenue Bonds (Piedmont Community Charter School)	5.00	6/15/2049	3,440,000		3,906,189
Public Finance Authority, Revenue Bonds, Refunding (Friends Homes Obligated Group)	5.00	9/1/2039	2,230,000	[a]	2,306,734
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2046	3,990,000	[b]	1,506,943
Wisconsin Center District, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	0.00	12/15/2044	8,735,000	[b]	3,581,350
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Marshfield Clinic Health System Obligated Group) Ser. C	5.00	2/15/2047	4,500,000		5,142,375
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Refunding (Medical College of Wisconsin) (LOC; U.S. Bank NA) Ser. B	0.03	12/1/2033	2,800,000	[e]	2,800,000
				27,172,046
Total Long-Term Municipal Investments (cost $2,056,791,195)			2,192,764,902
Total Investments (cost $2,084,445,651)			99.0%	2,220,762,621
Cash and Receivables (Net)			1.0%	21,624,477
Net Assets			100.0%	2,242,387,098

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2020, these securities were valued at $198,540,762 or 8.85% of net assets.
b Security issued with a zero coupon. Income is recognized through the accretion of discount.
c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d Variable rate security—rate shown is the interest rate in effect at period end.
e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.
f Non-income producing—security in default.
g Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

95

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
General	15.7
Education	15.2
Transportation	13.4
General Obligation	9.2
Medical	8.7
Airport	7.9
School District	5.9
Development	5.3
Tobacco Settlement	3.4
Housing	2.9
Prerefunded	2.8
Nursing Homes	2.0
Multifamily Housing	1.8
Power	1.7
Water	1.7
Pollution	.4
Special Tax	.3
Facilities	.3
Build America Bonds	.2
Utilities	.2
99.0

† Based on net assets.

See notes to financial statements.

96

STATEMENTS OF FUTURES
August 31, 2020

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
U.S. Treasury 10 Year Notes	20	12/21/2020	2,782,775	2,785,000	(2,225)
U.S. Treasury 5 Year Notes	20	12/31/2020	2,516,993	2,520,625	(3,632)
U.S. Treasury Long Bond	100	12/21/2020	17,637,309	17,571,875	65,434
U.S. Treasury Ultra Long Bond	260	12/21/2020	57,762,120	57,435,625	326,495
Ultra 10 Year U.S. Treasury Notes	100	12/21/2020	15,945,170	15,943,750	1,420
Gross Unrealized Appreciation				393,349
Gross Unrealized Depreciation				(5,857)

See notes to financial statements.

97

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RIB	Residual Interest Bonds
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	TAN	Tax Anticipation Notes
TRAN	Tax and Revenue Anticipation Notes	U.S. T-Bill	U.S. Treasury Bill Money Market Yield
XLCA	XL Capital Assurance

See notes to financial statements.

98

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2020

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,661,091,194	1,067,776,172	193,417,625	318,587,652
Interest receivable	28,261,807	8,518,614	2,034,211	2,734,922
Receivable for investment securities sold	15,732,618	-	-	-
Receivable for shares of Beneficial Interest subscribed	3,847,303	1,282,930	411,445	55,916
Prepaid expenses	42,711	29,619	20,241	18,972
	2,708,975,633	1,077,607,335	195,883,522	321,397,462
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	1,096,174	438,011	106,211	135,290
Cash overdraft due to Custodian	3,953,375	724,473	233,962	480,513
Payable for investment securities purchased	53,660,125	17,969,351	2,006,982	-
Payable for shares of Beneficial Interest redeemed	1,163,524	567,628	361,672	105,661
Trustees’ fees and expenses payable	37,537	21,580	3,994	6,263
Other accrued expenses	110,443	80,579	55,073	60,732
	60,021,178	19,801,622	2,767,894	788,459
Net Assets ($)	2,648,954,455	1,057,805,713	193,115,628	320,609,003
Composition of Net Assets ($):
Paid-in capital	2,486,133,330	1,046,360,683	180,527,053	303,750,113
Total distributable earnings (loss)	162,821,125	11,445,030	12,588,575	16,858,890
Net Assets ($)	2,648,954,455	1,057,805,713	193,115,628	320,609,003
† Investments at cost ($)	2,506,011,664	1,053,452,826	182,084,198	301,483,668
Net Asset Value Per Share
Class M
Net Assets ($)	2,585,034,378	1,043,840,393	183,860,926	312,355,682
Shares Outstanding	183,448,562	80,609,051	14,535,863	23,810,897
Net Asset Value Per Share ($)	14.09	12.95	12.65	13.12
Investor Shares
Net Assets ($)	63,920,077	13,965,320	9,254,702	8,253,321
Shares Outstanding	4,541,676	1,079,127	732,605	629,317
Net Asset Value Per Share ($)	14.07	12.94	12.63	13.11

See notes to financial statements.

99

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	159,533,394	2,220,762,621
Cash collateral held by broker—Note 4	-	3,364,000
Interest receivable	1,721,168	20,785,145
Receivable for shares of Beneficial Interest subscribed	28,065	7,239,453
Receivable for investment securities sold	-	2,286,340
Prepaid expenses	19,000	56,689
	161,301,627	2,254,494,248
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)	73,626	1,208,837
Cash overdraft due to Custodian	167,204	3,846,403
Payable for shares of Beneficial Interest redeemed	3,205	806,526
Trustees’ fees and expenses payable	2,554	40,723
Payable for investment securities purchased	-	5,252,013
Payable for futures variation margin—Note 4	-	823,593
Other accrued expenses	55,605	129,055
	302,194	12,107,150
Net Assets ($)	160,999,433	2,242,387,098
Composition of Net Assets ($):
Paid-in capital	153,166,116	2,123,829,248
Total distributable earnings (loss)	7,833,317	118,557,850
Net Assets ($)	160,999,433	2,242,387,098
† Investments at cost ($)	152,533,353	2,084,445,651
Net Asset Value Per Share
Class M
Net Assets ($)	150,490,284	2,187,170,001
Shares Outstanding	13,253,432	161,780,398
Net Asset Value Per Share ($)	11.35	13.52
Investor Shares
Net Assets ($)	10,509,149	55,217,097
Shares Outstanding	924,927	4,082,465
Net Asset Value Per Share ($)	11.36	13.53

See notes to financial statements.

100

STATEMENTS OF OPERATIONS
Year Ended August 31, 2020

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	68,822,978	20,188,395	5,478,942	8,359,526
Expenses:
Investment advisory fee—Note 3(a)	9,045,699	3,822,944	956,505	1,118,308
Administration fee—Note 3(a)	3,202,985	1,353,191	237,035	395,908
Trustees’ fees and expenses—Note 3(c)	212,117	95,366	16,761	27,544
Shareholder servicing costs—Note 3(b)	154,304	37,539	20,359	20,893
Professional fees	127,152	78,340	44,297	52,098
Registration fees	64,955	44,326	32,410	33,620
Loan commitment fees—Note 2	57,664	26,466	4,443	3,825
Custodian fees—Note 3(b)	49,787	27,809	6,897	9,955
Chief Compliance Officer fees—Note 3(b)	13,975	13,975	13,975	13,975
Prospectus and shareholders’ reports	13,390	9,818	10,046	7,487
Miscellaneous	136,109	80,622	47,266	65,392
Total Expenses	13,078,137	5,590,396	1,389,994	1,749,005
Less—reduction in fees due to earnings credits—Note 3(b)	(4,320)	(7,824)	(2,162)	(4,554)
Net Expenses	13,073,817	5,582,572	1,387,832	1,744,451
Investment Income—Net	55,749,161	14,605,823	4,091,110	6,615,075
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,064,752	(109,368)	1,747,847	254,660
Net realized gain (loss) on futures	(3,238,135)	-	(237,859)	(403,135)
Net Realized Gain (Loss)	5,826,617	(109,368)	1,509,988	(148,475)
Net change in unrealized appreciation (depreciation) on investments	(1,436,379)	2,123,814	(891,903)	(626,229)
Net change in unrealized appreciation (depreciation) on futures	1,355,875	-	104,298	173,830
Net Change in Unrealized Appreciation (Depreciation)	(80,504)	2,123,814	(787,605)	(452,399)
Net Realized and Unrealized Gain (Loss) on Investments	5,746,113	2,014,446	722,383	(600,874)
Net Increase in Net Assets Resulting from Operations	61,495,274	16,620,269	4,813,493	6,014,201

See notes to financial statements.

101

STATEMENTS OF OPERATIONS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	4,329,008	73,795,528
Expenses:
Investment advisory fee—Note 3(a)	796,892	9,950,988
Administration fee—Note 3(a)	197,536	2,467,109
Professional fees	47,348	118,279
Registration fees	31,891	82,786
Shareholder servicing costs—Note 3(b)	27,206	150,361
Trustees’ fees and expenses—Note 3(c)	13,134	172,914
Prospectus and shareholders’ reports	10,578	10,174
Custodian fees—Note 3(b)	6,747	42,280
Loan commitment fees—Note 2	3,877	47,843
Interest and expense related to floating rate notes issued—Note 4	-	715,026
Chief Compliance Officer fees—Note 3(b)	13,975	13,975
Miscellaneous	40,141	135,216
Total Expenses	1,189,325	13,906,951
Less—reduction in expenses due to undertakings—Note 3(a)	(218,156)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(2,105)	(6,126)
Net Expenses	969,064	13,900,825
Investment Income—Net	3,359,944	59,894,703
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,186,114	25,231,781
Net realized gain (loss) on futures	(198,216)	(19,054,491)
Net realized gain (loss) on swap agreements	-	780,000
Net Realized Gain (Loss)	987,898	6,957,290
Net change in unrealized appreciation (depreciation) on investments	(2,450,150)	(31,238,842)
Net change in unrealized appreciation (depreciation) on futures	86,915	9,197,727
Net change in unrealized appreciation (depreciation) on swap agreements	-	1,434,185
Net Change in Unrealized Appreciation (Depreciation)	(2,363,235)	(20,606,930)
Net Realized and Unrealized Gain (Loss) on Investments	(1,375,337)	(13,649,640)
Net Increase in Net Assets Resulting from Operations	1,984,607	46,245,063

See notes to financial statements.

102

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	55,749,161	55,377,249	14,605,823	15,456,624
Net realized gain (loss) on investments	5,826,617	1,228,661	(109,368)	472,183
Net change in unrealized appreciation (depreciation) on investments	(80,504)	125,350,329	2,123,814	17,567,621
Net Increase (Decrease) in Net Assets Resulting from Operations	61,495,274	181,956,239	16,620,269	33,496,428
Distributions ($):
Distributions to shareholders:
Class M	(54,343,427)	(54,047,433)	(14,240,637)	(15,273,026)
Investor Shares	(1,176,041)	(1,000,031)	(161,043)	(114,913)
Total Distributions	(55,519,468)	(55,047,464)	(14,401,680)	(15,387,939)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	593,798,573	924,564,661	317,647,923	662,514,188
Investor Shares	61,288,554	30,145,345	21,706,222	15,862,712
Distributions reinvested:
Class M	6,946,978	7,396,191	2,364,760	2,760,357
Investor Shares	939,762	748,375	131,518	76,023
Cost of shares redeemed:
Class M	(520,202,802)	(702,377,279)	(407,844,215)	(466,572,548)
Investor Shares	(49,889,531)	(29,452,276)	(22,513,065)	(10,651,925)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	92,881,534	231,025,017	(88,506,857)	203,988,807
Total Increase (Decrease) in Net Assets	98,857,340	357,933,792	(86,288,268)	222,097,296
Net Assets ($):
Beginning of Period	2,550,097,115	2,192,163,323	1,144,093,981	921,996,685
End of Period	2,648,954,455	2,550,097,115	1,057,805,713	1,144,093,981
Capital Share Transactions (Shares):
Class Ma
Shares sold	42,676,595	68,809,556	24,690,689	52,060,559
Shares issued for distributions reinvested	499,405	547,710	183,815	216,153
Shares redeemed	(37,734,967)	(52,723,996)	(31,785,268)	(36,601,056)
Net Increase (Decrease) in Shares Outstanding	5,441,033	16,633,270	(6,910,764)	15,675,656
Investor Shares[a]
Shares sold	4,432,411	2,228,820	1,688,381	1,240,572
Shares issued for distributions reinvested	67,624	55,481	10,233	5,948
Shares redeemed	(3,608,651)	(2,194,034)	(1,752,210)	(835,125)
Net Increase (Decrease) in Shares Outstanding	891,384	90,267	(53,596)	411,395

[a] During the period ended August 31, 2020, 4,344,362 Class M shares representing $60,149,605 were exchanged for 4,349,296 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,678,512 Class M shares representing $21,592,194 were exchanged for 1,679,735 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2019, 2,239,971 Class M shares representing $30,321,493 were exchanged for 2,242,724 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,245,318 Class M shares representing $15,936,111 were exchanged for 1,246,081 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

103

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	4,091,110	4,565,407	6,615,075	6,962,540
Net realized gain (loss) on investments	1,509,988	431,462	(148,475)	(42,371)
Net change in unrealized appreciation (depreciation) on investments	(787,605)	10,016,149	(452,399)	16,776,926
Net Increase (Decrease) in Net Assets Resulting from Operations	4,813,493	15,013,018	6,014,201	23,697,095
Distributions ($):
Distributions to shareholders:
Class M	(4,275,227)	(4,439,732)	(6,470,141)	(6,794,542)
Investor Shares	(171,460)	(121,424)	(152,559)	(146,121)
Total Distributions	(4,446,687)	(4,561,156)	(6,622,700)	(6,940,663)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	24,928,156	59,394,454	52,136,749	140,917,074
Investor Shares	7,910,815	5,158,346	6,355,651	3,238,437
Distributions reinvested:
Class M	308,830	136,786	893,098	1,214,722
Investor Shares	135,275	109,549	115,344	116,654
Cost of shares redeemed:
Class M	(33,367,972)	(62,177,242)	(56,496,839)	(139,658,366)
Investor Shares	(6,930,612)	(2,998,173)	(5,588,211)	(3,343,700)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,015,508)	(376,280)	(2,584,208)	2,484,821
Total Increase (Decrease) in Net Assets	(6,648,702)	10,075,582	(3,192,707)	19,241,253
Net Assets ($):
Beginning of Period	199,764,330	189,688,748	323,801,710	304,560,457
End of Period	193,115,628	199,764,330	320,609,003	323,801,710
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,985,576	4,952,835	4,012,995	11,290,812
Shares issued for distributions reinvested	24,730	11,251	68,785	96,492
Shares redeemed	(2,676,204)	(5,178,666)	(4,391,336)	(11,250,364)
Net Increase (Decrease) in Shares Outstanding	(665,898)	(214,580)	(309,556)	136,940
Investor Shares[a]
Shares sold	631,315	418,317	490,773	259,762
Shares issued for distributions reinvested	10,821	9,030	8,870	9,263
Shares redeemed	(549,728)	(245,706)	(437,604)	(269,848)
Net Increase (Decrease) in Shares Outstanding	92,408	181,641	62,039	(823)

[a] During the period ended August 31, 2020, 493,214 Class M shares representing $6,169,658 were exchanged for 493,937 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 474,059 Class M shares representing $6,138,777 were exchanged for 474,222 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2019, 417,738 Class M shares representing $5,158,014 were exchanged for 418,289 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 246,548 Class M shares representing $3,076,110 were exchanged for 246,610 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

104

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Year Ended August 31,		Year Ended August 31,
	2020	2019	2020	2019
Operations ($):
Investment income—net	3,359,944	3,486,292	59,894,703	57,974,098
Net realized gain (loss) on investments	987,898	845,891	6,957,290	(19,231,377)
Net change in unrealized appreciation (depreciation) on investments	(2,363,235)	7,311,973	(20,606,930)	107,045,389
Net Increase (Decrease) in Net Assets Resulting from Operations	1,984,607	11,644,156	46,245,063	145,788,110
Distributions ($):
Distributions to shareholders:
Class M	(4,115,366)	(3,350,041)	(58,327,439)	(56,442,648)
Investor Shares	(272,804)	(240,285)	(1,673,386)	(1,589,104)
Total Distributions	(4,388,170)	(3,590,326)	(60,000,825)	(58,031,752)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	21,402,720	50,782,643	571,583,571	591,544,011
Investor Shares	647,951	1,724,720	50,804,622	60,863,277
Distributions reinvested:
Class M	813,133	521,325	16,700,188	16,847,749
Investor Shares	248,227	216,022	1,458,998	1,290,464
Cost of shares redeemed:
Class M	(18,047,195)	(57,545,613)	(307,516,025)	(206,989,736)
Investor Shares	(1,270,389)	(2,821,412)	(58,938,257)	(34,537,076)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,794,447	(7,122,315)	274,093,097	429,018,689
Total Increase (Decrease) in Net Assets	1,390,884	931,515	260,337,335	516,775,047
Net Assets ($):
Beginning of Period	159,608,549	158,677,034	1,982,049,763	1,465,274,716
End of Period	160,999,433	159,608,549	2,242,387,098	1,982,049,763
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,891,409	4,614,444	43,651,354	45,331,585
Shares issued for distributions reinvested	71,778	47,158	1,244,694	1,273,298
Shares redeemed	(1,595,204)	(5,277,280)	(23,200,225)	(15,711,099)
Net Increase (Decrease) in Shares Outstanding	367,983	(615,678)	21,695,823	30,893,784
Investor Shares[a]
Shares sold	57,683	157,588	3,791,135	4,613,967
Shares issued for distributions reinvested	21,920	19,503	108,506	97,159
Shares redeemed	(112,597)	(257,126)	(4,454,828)	(2,581,794)
Net Increase (Decrease) in Shares Outstanding	(32,994)	(80,035)	(555,187)	2,129,332

[a] During the period ended August 31, 2020, 42,589 Class M shares representing $473,037 were exchanged for 42,551 Investor shares for BNY Mellon New York Intermediate Tax Exempt Bond Fund and 3,049,545 Class M shares representing $40,913,771 were exchanged for 3,047,777 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2019, 71,695 Class M shares representing $797,325 were exchanged for 71,637 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,891,943 Class M shares representing $38,378,965 were exchanged for 2,892,570 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.04	13.29	13.64		14.00	13.56
Investment Operations:
Investment income—net[a]	.30	.33	.34		.34	.36
Net realized and unrealized gain (loss) on investments	.05	.75	(.35)		(.27)	.43
Total from Investment Operations	.35	1.08	(.01)		.07	.79
Distributions:
Dividends from investment income—net	(.30)	(.33)	(.34)		(.34)	(.35)
Dividends from net realized gain on investments	-	-	(.00)	[b]	(.09)	(.00)	[b]
Total Distributions	(.30)	(.33)	(.34)		(.43)	(.35)
Net asset value, end of period	14.09	14.04	13.29		13.64	14.00
Total Return (%)	2.54	8.26	(.05)		.60	5.94
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	.50	.50		.50	.50
Ratio of net expenses to average net assets	.50	.50	.50		.50	.50
Ratio of net investment income to average net assets	2.16	2.45	2.54		2.52	2.58
Portfolio Turnover Rate	45.62	61.91	38.75		32.14	18.61
Net Assets, end of period ($ x 1,000)	2,585,034	2,498,913	2,144,898		2,093,660	2,223,660

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

See notes to financial statements.

106

	Investor Shares

	Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	14.02	13.28	13.63		13.99	13.54
Investment Operations:
Investment income—net[a]	.27	.30	.31		.31	.32
Net realized and unrealized gain (loss) on investments	.04	.74	(.36)		(.27)	.45
Total from Investment Operations	.31	1.04	(.05)		.04	.77
Distributions:
Dividends from investment income—net	(.26)	(.30)	(.30)		(.31)	(.32)
Dividends from net realized gain on investments	-	-	(.00)	[b]	(.09)	(.00)	[b]
Total Distributions	(.26)	(.30)	(.30)		(.40)	(.32)
Net asset value, end of period	14.07	14.02	13.28		13.63	13.99
Total Return (%)	2.29	7.92	(.30)		.35	5.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.75		.75	.75
Ratio of net expenses to average net assets	.75	.75	.75		.75	.75
Ratio of net investment income to average net assets	1.92	2.22	2.29		2.27	2.33
Portfolio Turnover Rate	45.62	61.91	38.75		32.14	18.61
Net Assets, end of period ($ x 1,000)	63,920	51,184	47,265		52,216	55,272

a  Based on average shares outstanding.
b  Amount represents less than $.01 per share.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.91	12.71	12.83	12.87	12.83
Investment Operations:
Investment income—net[a]	.17	.18	.14	.12	.11
Net realized and unrealized gain (loss) on investments	.04	.20	(.12)	(.02)	.05
Total from Investment Operations	.21	.38	.02	.10	.16
Distributions:
Dividends from investment income—net	(.17)	(.18)	(.14)	(.12)	(.11)
Dividends from net realized gain on investments	-	-	-	(.02)	(.01)
Total Distributions	(.17)	(.18)	(.14)	(.14)	(.12)
Net asset value, end of period	12.95	12.91	12.71	12.83	12.87
Total Return (%)	1.64	3.03	.18	.76	1.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.50	.51	.51	.51
Ratio of net expenses to average net assets	.51	.50	.51	.51	.51
Ratio of net investment income to average net assets	1.34	1.44	1.12	.94	.84
Portfolio Turnover Rate	92.41	128.58	58.52	35.60	51.47
Net Assets, end of period ($ x 1,000)	1,043,840	1,129,486	912,838	889,237	1,104,162

a  Based on average shares outstanding.

See notes to financial statements.

108

	Investor Shares

	Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.90	12.70	12.82	12.86	12.82
Investment Operations:
Investment income—net[a]	.14	.15	.11	.09	.08
Net realized and unrealized gain (loss) on investments	.04	.20	(.12)	(.02)	.05
Total from Investment Operations	.18	.35	(.01)	.07	.13
Distributions:
Dividends from investment income—net	(.14)	(.15)	(.11)	(.09)	(.08)
Dividends from net realized gain on investments	-	-	-	(.02)	(.01)
Total Distributions	(.14)	(.15)	(.11)	(.11)	(.09)
Net asset value, end of period	12.94	12.90	12.70	12.82	12.86
Total Return (%)	1.39	2.78	(.07)	.52	.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.75	.76	.76	.76
Ratio of net expenses to average net assets	.76	.75	.76	.76	.76
Ratio of net investment income to average net assets	1.09	1.20	.87	.72	.60
Portfolio Turnover Rate	92.41	128.58	58.52	35.60	51.47
Net Assets, end of period ($ x 1,000)	13,965	14,608	9,158	13,526	5,880

a  Based on average shares outstanding.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.61	11.95	12.24	12.68	12.31
Investment Operations:
Investment income—net[a]	.27	.29	.29	.30	.32
Net realized and unrealized gain (loss) on investments	.06	.66	(.27)	(.24)	.41
Total from Investment Operations	.33	.95	.02	.06	.73
Distributions:
Dividends from investment income—net	(.27)	(.29)	(.29)	(.30)	(.32)
Dividends from net realized gain on investments	(.02)	-	(.02)	(.20)	(.04)
Total Distributions	(.29)	(.29)	(.31)	(.50)	(.36)
Net asset value, end of period	12.65	12.61	11.95	12.24	12.68
Total Return (%)	2.68	8.09	.22	.55	5.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.70	.70	.70	.69
Ratio of net expenses to average net assets	.71	.70	.70	.70	.69
Ratio of net investment income to average net assets	2.15	2.41	2.44	2.44	2.52
Portfolio Turnover Rate	51.36	69.91	38.13	20.07	25.94
Net Assets, end of period ($ x 1,000)	183,861	191,702	184,216	209,457	255,017

a  Based on average shares outstanding.

See notes to financial statements.

110

	Investor Shares

	Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.59	11.93	12.23	12.67	12.29
Investment Operations:
Investment income—net[a]	.24	.26	.27	.27	.28
Net realized and unrealized gain (loss) on investments	.06	.66	(.29)	(.24)	.42
Total from Investment Operations	.30	.92	(.02)	.03	.70
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.26)	(.27)	(.28)
Dividends from net realized gain on investments	(.02)	-	(.02)	(.20)	(.04)
Total Distributions	(.26)	(.26)	(.28)	(.47)	(.32)
Net asset value, end of period	12.63	12.59	11.93	12.23	12.67
Total Return (%)	2.43	7.83	(.12)	.30	5.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.95	.95	.95	.94
Ratio of net expenses to average net assets	.97	.95	.95	.95	.94
Ratio of net investment income to average net assets	1.90	2.15	2.19	2.20	2.27
Portfolio Turnover Rate	51.36	69.91	38.13	20.07	25.94
Net Assets, end of period ($ x 1,000)	9,255	8,063	5,473	5,043	5,981

a  Based on average shares outstanding.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2020		2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.12		12.40	12.75		13.16	12.73
Investment Operations:
Investment income—net[a]	.27		.29	.30		.30	.31
Net realized and unrealized gain (loss) on investments	(.00)	[b]	.72	(.35)		(.28)	.43
Total from Investment Operations	.27		1.01	(.05)		.02	.74
Distributions:
Dividends from investment income—net	(.27)		(.29)	(.30)		(.30)	(.31)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.13)	-
Total Distributions	(.27)		(.29)	(.30)		(.43)	(.31)
Net asset value, end of period	13.12		13.12	12.40		12.75	13.16
Total Return (%)	2.10		8.28	(.32)		.24	5.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.54		.53	.54		.54	.54
Ratio of net expenses to average net assets	.54		.53	.54		.54	.54
Ratio of net investment income to average net assets	2.08		2.32	2.43		2.35	2.39
Portfolio Turnover Rate	52.29		80.68	38.51		31.61	28.71
Net Assets, end of period ($ x 1,000)	312,356		316,364	297,515		297,243	360,108

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

112

	Investor Shares

	Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	2020		2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	13.11		12.40	12.75		13.15	12.73
Investment Operations:
Investment income—net[a]	.24		.26	.27		.27	.28
Net realized and unrealized gain (loss) on investments	(.00)	[b]	.71	(.35)		(.27)	.42
Total from Investment Operations	.24		.97	(.08)		-	.70
Distributions:
Dividends from investment income—net	(.24)		(.26)	(.27)		(.27)	(.28)
Dividends from net realized gain on investments	-		-	(.00)	[b]	(.13)	-
Total Distributions	(.24)		(.26)	(.27)		(.40)	(.28)
Net asset value, end of period	13.11		13.11	12.40		12.75	13.15
Total Return (%)	1.92		7.93	(.56)		.06	5.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.79		.78	.79		.79	.79
Ratio of net expenses to average net assets	.79		.78	.79		.79	.79
Ratio of net investment income to average net assets	1.83		2.08	2.18		2.12	2.15
Portfolio Turnover Rate	52.29		80.68	38.51		31.61	28.71
Net Assets, end of period ($ x 1,000)	8,253		7,437	7,046		9,395	8,410

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.53	10.91	11.20		11.62	11.24
Investment Operations:
Investment income—net[a]	.24	.26	.26		.26	.29
Net realized and unrealized gain (loss) on investments	(.11)	.63	(.29)		(.24)	.41
Total from Investment Operations	.13	.89	(.03)		.02	.70
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.26)		(.26)	(.29)
Dividends from net realized gain on investments	(.07)	(.01)	(.00)	[b]	(.18)	(.03)
Total Distributions	(.31)	(.27)	(.26)		(.44)	(.32)
Net asset value, end of period	11.35	11.53	10.91		11.20	11.62
Total Return (%)	1.20	8.28	(.22)		.31	6.30
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	.72	.72		.73	.72
Ratio of net expenses to average net assets	.59	.59	.59		.59	.59
Ratio of net investment income to average net assets	2.12	2.35	2.36		2.38	2.53
Portfolio Turnover Rate	79.52	90.17	45.71		37.78	36.53
Net Assets, end of period ($ x 1,000)	150,490	148,558	147,343		152,923	175,053

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

114

	Investor Shares

	Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2020	2019	2018		2017	2016
Per Share Data ($):
Net asset value, beginning of period	11.54	10.92	11.20		11.62	11.24
Investment Operations:
Investment income—net[a]	.21	.23	.23		.24	.26
Net realized and unrealized gain (loss) on investments	(.11)	.63	(.28)		(.24)	.41
Total from Investment Operations	.10	.86	(.05)		-	.67
Distributions:
Dividends from investment income—net	(.21)	(.23)	(.23)		(.24)	(.26)
Dividends from net realized gain on investments	(.07)	(.01)	(.00)	[b]	(.18)	(.03)
Total Distributions	(.28)	(.24)	(.23)		(.42)	(.29)
Net asset value, end of period	11.36	11.54	10.92		11.20	11.62
Total Return (%)	.95	8.00	(.38)		.07	6.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.97	.97		.98	.97
Ratio of net expenses to average net assets	.84	.84	.84		.84	.84
Ratio of net investment income to average net assets	1.88	2.11	2.11		2.13	2.28
Portfolio Turnover Rate	79.52	90.17	45.71		37.78	36.53
Net Assets, end of period ($ x 1,000)	10,509	11,051	11,334		13,093	14,322

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

	Class M Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2020	2019		2018		2017		2016
Per Share Data ($):
Net asset value, beginning of period	13.70	13.12		13.15		13.46		12.99
Investment Operations:
Investment income—net[a]	.40	.43		.44		.45		.50
Net realized and unrealized gain (loss) on investments	(.17)	.57		(.02)		(.32)		.45
Total from Investment Operations	.23	1.00		.42		.13		.95
Distributions:
Dividends from investment income—net	(.41)	(.42)		(.45)		(.44)		(.48)
Dividends from net realized gain on investments	-	(.00)	[b]	(.00)	[b]	(.00)	[b]	-
Total Distributions	(.41)	(.42)		(.45)		(.44)		(.48)
Net asset value, end of period	13.52	13.70		13.12		13.15		13.46
Total Return (%)	1.79	7.77		3.27		1.11		7.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.73		.75		.73		.71
Ratio of net expenses to average net assets	.69	.73		.75		.73		.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.04	.08		.10		.07		.05
Ratio of net investment income to average net assets	3.02	3.22		3.43		3.44		3.79
Portfolio Turnover Rate	75.12	72.96		41.48		34.78		31.92
Net Assets, end of period ($ x 1,000)	2,187,170	1,918,499		1,432,351		1,257,498		1,084,650

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

116

	Investor Shares

	Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	2020	2019		2018		2017		2016
Per Share Data ($):
Net asset value, beginning of period	13.70	13.13		13.16		13.46		12.99
Investment Operations:
Investment income—net[a]	.38	.39		.40		.41		.47
Net realized and unrealized gain (loss) on investments	(.18)	.57		(.02)		(.30)		.44
Total from Investment Operations	.20	.96		.38		.11		.91
Distributions:
Dividends from investment income—net	(.37)	(.39)		(.41)		(.41)		(.44)
Dividends from net realized gain on investments	-	(.00)	[b]	(.00)	[b]	(.00)	[b]	-
Total Distributions	(.37)	(.39)		(.41)		(.41)		(.44)
Net asset value, end of period	13.53	13.70		13.13		13.16		13.46
Total Return (%)	1.54	7.50		3.01		.95		7.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94	.98		1.00		.99		.96
Ratio of net expenses to average net assets	.94	.98		1.00		.99		.96
Ratio of interest and expense related to floating rate notes issued to average net assets	.04	.08		.10		.07		.05
Ratio of net investment income to average net assets	2.77	2.97		3.12		3.14		3.55
Portfolio Turnover Rate	75.12	72.96		41.48		34.78		31.92
Net Assets, end of period ($ x 1,000)	55,217	63,551		32,924		57,865		25,463

a  Based on average shares outstanding.
b Amount represents less than $.01 per share.

See notes to financial statements.

117

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-three series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. Effective March 11, 2020, BNY Melon Municipal Opportunities Fund reopened to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.

BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser. The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain administrative services. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. Each fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

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Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of August 31, 2020 in valuing each fund’s investments:

Table 1—Fair Value Measurements
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Securities	-	-	2,661,091,194	-	-	-	2,661,091,194
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Securities	-	-	1,067,776,172	-	-	-	1,067,776,172
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Securities	-	-	193,417,625	-	-	-	193,417,625

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NOTES TO FINANCIAL STATEMENTS (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities†
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Securities	-	-	318,587,652	-	-	-	318,587,652
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Securities	-	-	159,533,394	-	-	-	159,533,394
BNY Mellon Municipal Opportunities Fund
Corporate Bonds	-	-	27,997,719	-	-	-	27,997,719
Municipal Securities	-	-	2,192,764,902	-	-	-	2,192,764,902
Other Financial Instruments:
Futures††	393,349	(5,857)	-	-	-	-	387,492

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statements of Assets and Liabilities.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Risk: Certain events particular to the industries in which each fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect each fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent each fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase each fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The use of the London Interbank Offered Rate (“LIBOR”) is expected to be phased out by the end of 2021. LIBOR is currently used as a reference rate for certain financial instruments invested in by the fund, many of which are set to mature after the expected phase out of LIBOR. At this time, there is no definitive information regarding the future utilization of LIBOR or of any particular replacement rate; however, we continue to monitor the efforts of various parties, including government agencies, seeking to identify an alternative rate to replace LIBOR.

(d) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make

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distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended August 31, 2020, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended August 31, 2020, the funds did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Table 2 summarizes each fund’s components of accumulated earnings on a tax basis at August 31, 2020.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 3 summarizes each fund’s accumulated capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2020.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2020 and August 31, 2019.

During the period ended August 31, 2020, as a result of permanent book to tax differences, each relevant fund decreased total distributable earnings (loss) and increased paid-in capital as summarized in Table 5. These permanent book to tax differences are primarily due to the tax treatment for amortization of premiums/discounts and dividend reclassification. Net assets and net asset value per share were not affected by these reclassifications.

Table 2—Components of Accumulated Earnings
	Undistributed Tax-Exempt Income ($)	Accumulated Capital Losses ($)	Undistributed Capital Gains ($)	Unrealized Appreciation ($)
BNY Mellon National Intermediate Municipal Bond Fund	935,841	-	5,266,647	156,618,637
BNY Mellon National Short-Term Municipal Bond Fund	302,373	(3,244,518)	-	14,398,818
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	176,374	-	1,129,857	11,337,431
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,514	(257,349)	-	17,107,725
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	33,635		798,262	7,001,420
BNY Mellon Municipal Opportunities Fund	1,624,604	(19,781,458)	-	136,714,704

Table 3—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)†	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	3,244,518	-	3,244,518
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	257,349	-	257,349
BNY Mellon Municipal Opportunities Fund	2,232,919	17,548,539	19,781,458

† These capital losses can be carried forward for an unlimited period.

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NOTES TO FINANCIAL STATEMENTS (continued)

Table 4—Tax Character of Distributions Paid
	2020			2019
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	55,465,612	53,856	-	55,005,117	42,347	-
BNY Mellon National Short-Term Municipal Bond Fund	14,374,458	27,222	-	15,387,939	-	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,086,339	907	359,441	4,561,156	-	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	6,618,956	3,744	-	6,940,663	-	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	3,356,970	1,614	1,029,586	3,477,899	-	112,427
BNY Mellon Municipal Opportunities Fund	58,943,513	1,057,312	-	56,447,020	1,181,393	403,339

Table 5—Return of Capital Statement of Position
	Total Distributable Earnings (Loss) ($)	Paid-in Capital ($)
BNY Mellon National Intermediate Municipal Bond Fund	774,400	(774,400)
BNY Mellon National Short-Term Municipal Bond Fund	88,643	(88,643)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	117,130	(117,130)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	8,514	(8,514)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	25,262	(25,262)
BNY Mellon Municipal Opportunities Fund	981,979	(981,979)

NOTE 2—Bank Lines of Credit:

The funds participate with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the funds, and (ii) Tranche B is in amount equal to $180 million and is available only to the BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2020, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Adviser has contractually agreed from September 1, 2019 through December 31, 2020, to waive receipt of its fees and/or assume the direct expense of the fund, so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the fund’s average daily net assets. On or after December 31, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $218,156 during the period ended August 31, 2020.

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Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits, if any, as expense offsets in the Statements of Operations.

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 6 summarizes the amounts Investor shares were charged during the period ended August 31, 2020, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 6—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$154,095
BNY Mellon National Short-Term Municipal Bond Fund	37,479
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	20,331
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	20,803
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	26,956
BNY Mellon Municipal Opportunities Fund	150,279

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended August 31, 2020 pursuant to the custody agreement.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended August 31, 2020 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$186
BNY Mellon National Short-Term Municipal Bond Fund	54
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	27
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	77
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	225
BNY Mellon Municipal Opportunities Fund	73

During the period ended August 31, 2020, each fund was charged $13,975 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statements of Operations.

Table 9 summarizes the components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended August 31, 2020.

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NOTES TO FINANCIAL STATEMENTS

Table 7—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	49,787	(4,320)
BNY Mellon National Short-Term Municipal Bond Fund	27,809	(7,824)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	6,897	(2,162)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9,955	(4,554)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	6,747	(2,105)
BNY Mellon Municipal Opportunities Fund	42,280	(6,126)

Table 9—Due to BNY Mellon Investment Adviser, Inc. and Affiliates
	Investment Advisory Fees ($)	Administration Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	The Bank of New York Mellon Cash Management Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	785,643	279,779	13,721	14,741	17	2,273	-
BNY Mellon National Short-Term Municipal Bond Fund	313,236	111,548	2,849	8,100	5	2,273	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	80,337	20,026	1,928	1,646	1	2,273	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	94,777	33,752	1,753	2,728	7	2,273	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	68,765	17,145	2,240	2,431	23	2,273	(19,251)
BNY Mellon Municipal Opportunities Fund	944,878	235,540	11,713	14,424	9	2,273	-

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	1,300,645,921	1,194,966,297
BNY Mellon National Short-Term Municipal Bond Fund	1,015,487,530	1,076,682,832
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	98,915,194	106,139,032
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	166,587,515	171,543,711
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	131,322,420	129,287,525
BNY Mellon Municipal Opportunities Fund	1,784,052,435	1,500,418,687

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination

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event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2020, was approximately $35,691,899 with a related weighted average annualized interest rate of 2.00%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended August 31, 2020 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at August 31, 2020 are set forth in the Statements of Futures.

Swap Agreements: BNY Mellon Municipal Opportunities Fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Forward Rate Swaps Agreements: BNY Mellon Municipal Opportunities Fund accrues for payments on a daily basis based upon the daily difference between the Base Index Value and the Reference Index Value, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the payments are settled in cash, the net amount is recorded as a realized gain (loss) on Forward Rate Agreement, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. The settlement of the Forward Rate Agreement is governed by International Swaps and Derivatives Association, Inc. (ISDA) agreement with the counterparty of the positions. Forward rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At August 31, 2020, there were no swap agreements open.

Table 11 summarizes each fund’s average market value of derivatives outstanding during the period ended August 31, 2020.

Table 11—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	7,349,317
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	540,346
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	913,673
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	450,288
BNY Mellon Municipal Opportunities Fund Interest rate futures	82,674,654

Table 12 summarizes each fund’s average notional value of swap agreements outstanding during the period ended August 31, 2020.

Table 12—Average Notional Value of Swap Agreements
Average Notional Value ($)
BNY Mellon Municipal Opportunities Fund Interest rate swaps	11,538,462

Table 13 summarizes the cost of investments inclusive of derivative contracts for federal income tax purposes, gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at August 31, 2020.

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Cost of Investments ($)	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	2,504,471,766	160,062,216	3,442,788	156,619,428
BNY Mellon National Short-Term Municipal Bond Fund	1,053,377,354	16,899,626	2,500,808	14,398,818
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	182,080,194	12,111,753	774,322	11,337,431
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	301,479,927	17,857,909	750,184	17,107,725
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	152,531,974	7,363,514	362,094	7,001,420
BNY Mellon Municipal Opportunities Fund	2,084,047,917	154,744,143	18,029,439	136,714,704

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees of
BNY Mellon Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (collectively, the “Funds”), each a series of BNY Mellon Funds Trust, including the statements of investments and the statement of futures (with respect to BNY Mellon Municipal Opportunities Fund), as of August 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 29, 2020

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IMPORTANT TAX INFORMATION (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

BNY Mellon National Short-Term Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021. Also, the fund reports the maximum amount allowable but not less than $.0172 per share as a capital gain dividend paid on December 27, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0059 as a short-term capital gain dividend paid on December 27, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021. Also, the fund reports the maximum amount allowable but not less than $.0592 per share as a capital gain dividend paid on December 27, 2019 in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0140 as a short-term capital gain dividend paid on December 27, 2019 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

BNY Mellon Municipal Opportunities Fund

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended August 31, 2020 as “exempt-interest dividends” (not generally subject to regular Federal income tax) , except $1,057,312 that is being reported as an ordinary distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2020 calendar year on Form 1099-DIV, which will be mailed in early 2021.

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited)

At a meeting of the Trust’s Board of Trustees held on March 9-10, 2020, the Board considered the renewal of the Trust’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the funds with investment advisory services and The Bank of New York Mellon provides the funds with administrative services (together, the “Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with the Adviser pursuant to which The Bank of New York Mellon pays the Adviser for performing certain of these administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Funds. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to the funds. The Adviser provided the number of open accounts in each fund, each fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the Adviser’s need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, as applicable to each fund.

The Board also considered research support available to, and portfolio management capabilities of, each fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Funds’ Performance and Management Fees and Expense Ratios. For each fund, the Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class M shares with the performance of a group of institutional funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of institutional and retail funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to each fund and comparison funds and the end date selected.

For each fund, the Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate and total expenses paid by the fund over the fund’s last fiscal year.

Representatives of the Adviser noted that there were no separate accounts and/or other similar types of client portfolios that are considered to have similar investment strategies and policies as the funds.

BNY Mellon National Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians and above the Performance Universe medians for all periods, except for the ten-year period when the fund’s total return performance was below the Performance Group median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for four of the ten one-year periods ended December 31st and above the Performance Universe median for nine of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon National Short-Term Municipal Bond Fund

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the two-year period when the fund’s total return performance was at the Performance Universe median. The Board also considered that the fund’s yield performance was below the Performance Group median for all of the ten one-year periods ended December 31st and at or above the Performance Universe medians for four of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return performance or yield performance to the Performance Group and/or Performance Universe median in certain periods when performance or yield, as applicable, was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group and Performance Universe in the one- and two-year periods and the two-year period, respectively), except for the ten-year period when the fund’s performance was below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group medians for eight of the ten one-year periods ended December 31st but above the Performance Universe medians for nine of the ten one-year periods ended December 31st. The Board also considered that there were no other funds that invested primarily in Pennsylvania municipal securities in the Performance Group or Performance Universe. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group medians and above the Performance Universe medians for all of the periods (highest in the Performance Group and Performance Universe in the one- and two-year periods and one-year period, respectively), except the ten-year period when the fund’s total return performance was below the Performance Group median. The Board also considered that the fund’s yield performance was below the Performance Group median for each of the ten one-year periods ended December 31st and at or above the Performance Universe median for seven of the ten one-year periods ended December 31st. The Board also considered that not all of other funds in the Performance Group or Performance Universe invested primarily in Massachusetts municipal securities. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group median total expenses and slightly lower than the Expense Universe median total expenses.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods (highest in the Performance Group and Performance Universe in all periods and the four- and five-year periods, respectively). The Board also considered that the fund’s yield performance was below the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe medians for six of the ten one-year periods December 31st. It was noted that there were six or fewer other funds in the Performance Group in each period. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

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The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the investment adviser has contractually agreed, until December 31, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither share class of the fund (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.59% of the fund’s average daily net assets.

BNY Mellon Municipal Opportunities Fund

The Board discussed the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the two- and ten-year periods when the fund’s total return performance was above the median, and the fund’s total return performance was above the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was below the Performance Group median for all of the ten one-year periods ended December 31st and above the Performance Universe median for eight of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index and the Board considered that the fund’s performance was higher than the return of the index in seven of the ten years shown. The Board also noted that the fund had a five star overall rating and for the three-, five- and ten-year periods from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing each fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates to each fund. The Board also considered the expense limitation arrangement for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of the funds.

For each fund, the Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in a fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the funds’ investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

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INFORMATION ABOUT THE INFORMATION ABOUT RENEWAL OF EACH FUND’S
INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT (Unaudited) (continued)

• The Board concluded that the nature, extent and quality of the services provided by the Adviser to each fund are adequate and appropriate.

• With respect to each fund, the Board generally was satisfied with the fund’s overall performance.

• For each fund, the Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the funds had been adequately considered by the Adviser in connection with the fee rate charged to each fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with a fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to each fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of each fund and the investment management and other services provided under the Agreement, including information on the investment performance of each fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to each fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for each fund had the benefit of a number of years of reviews of the Agreement for the funds, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the funds’ arrangements in prior years. The Board determined to renew the Agreement.

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LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, each fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires each funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether each fund has a relatively concentrated portfolio or large positions in particular issuers. Each fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires each fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days each fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. Each fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires each fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by each fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by each fund board continues to be adequate for each fund and the Program has been implemented effectively. The Program Administrator has monitored each fund’s liquidity risk and the liquidity classification of the securities held by each fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted each fund. During the period, each fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that each fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Patrick J. O’Connor (77)
Board Member, Chairman of the Board (2000)
Principal Occupation During Past 5 Years:

Attorney, Cozen O’Connor, P.C. (1973-Present), including Vice Chairman (1980-2002) and CEO and President (2002-2007)

No. of Portfolios for which Board Member Serves: 23

———————

John R. Alchin (72)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Polo Ralph Lauren Corporation, a retail clothing and home furnishing company, Director (2007-Present) and Chair of Audit Committee (2018-Present)

• The Barnes Foundation, an art collection and educational institution promoting the appreciation of art and horticulture, Director (2017-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Ronald R. Davenport (84)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Chairman of Sheridan Broadcasting Corporation (1972-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Jack Diederich (83)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• Continental Mills, Inc., a dry baking products company, Director (1997 - Present)

No. of Portfolios for which Board Member Serves: 23

———————

Kim D. Kelly (64)
Board Member (2008)
Principal Occupation During Past 5 Years:

• Consultant (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• MCG Capital Corporation, a business development company, Director (2004-2015)

No. of Portfolios for which Board Member Serves: 23

———————

Kevin C. Phelan (76)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Mortgage Banker, Colliers International since March 1978, including,

Co-Chairman since 2010 and President since 2007

No. of Portfolios for which Board Member Serves: 23

———————

Patrick J. Purcell (72)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Owner of The Boston Herald (1994-Present)

President and Founder, jobfind.com, an employment search site on the world wide web, (1996-Present)

• President and Publisher of The Boston Herald (1994-2018)

No. of Portfolios for which Board Member Serves: 23

———————

Thomas F. Ryan, Jr. (79)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

Other Public Company Board Memberships During Past 5 Years:

• RepliGen Corporation, a biopharmaceutical company, Director (2002-Present)

No. of Portfolios for which Board Member Serves: 23

———————

Maureen M. Young (75)
Board Member (2000)
Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 23

———————

Once elected all Board Members serve for an indefinite term. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387. For individual account holders for Private Wealth Management clients, please contact your account officer or call 1-866-804-5023.

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OFFICERS OF THE TRUST (Unaudited)

PATRICK T. CROWE, President since July 2015.

National Director of Investment Advisory, Analytics and Solutions for BNY Mellon Wealth Management since July 2014; from July 2007 to July 2014, Managing Director for BNY Mellon Wealth Management's Tri-State region, comprising New York, New Jersey and Southern Connecticut. He is 56 years old and has served in various capacities with BNY Mellon since 1993.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since February 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 145 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 2004.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 142 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 134 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

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OFFICERS OF THE TRUST (Unaudited) (continued)

CARIDAD M. CAROSELLA, Anti-Money Laudering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 135 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

The BNY Mellon Funds
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Administrator
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Sub-Administrator
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by BNY Mellon Brokerage Services. Individual Account holders, please call BNY Mellon Investment Advisers at 1-800-373-9387.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.bnymellonim.com/us and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation	MFTAR0820-MB

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Thomas F. Ryan, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. Ryan is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $659,110 in 2019 and $643,010 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $104,000 in 2019 and $104,000 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $77,260 in 2019 and $0 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2020.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $463,000 in 2019 and $472,000 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President (Principal Executive Officer)

Date:    October 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President (Principal Executive Officer)

Date:    October 26, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    October 26, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)